UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934
Check the appropriate box:
☒	Preliminary Information Statement
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☐	Definitive Information Statement
The Duckhorn Portfolio, Inc.

(Name of Registrant as Specified in Its Charter)

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PRELIMINARY INFORMATION STATEMENT — SUBJECT TO COMPLETION

The Duckhorn Portfolio, Inc.

1201 Dowdell Lane

St. Helena, CA 94574
NOTICE OF WRITTEN CONSENT

AND

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY
Dear Stockholders:
This notice of written consent and information statement are being furnished to the holders of common stock, par value $0.01 per share (“Company Common Stock”), of The Duckhorn Portfolio, Inc., a Delaware corporation (the “Company”), in connection with the Agreement and Plan of Merger, dated as of November 16, 2023 (the “Merger Agreement”), by and among (i) the Company, (ii) Auguste Merger Sub, Inc., a California corporation and an indirect wholly owned subsidiary of the Company (“Sub”), (iii) Brown-Forman Corporation, a Delaware corporation (“Brown-Forman”) and (iv) Sonoma-Cutrer Vineyards, Inc., a California corporation and a wholly owned subsidiary of Brown-Forman (“Sonoma-Cutrer”), a copy of which is attached as Annex A to this information statement. The parties intend to effect the merger of Sub with and into Sonoma-Cutrer with Sonoma-Cutrer continuing as the surviving corporation and a wholly owned subsidiary of the Company (the “Merger”), on the terms and subject to the conditions set forth in the Merger Agreement.
The Board of Directors of the Company (the “Board of Directors” or “Board”) has (a) approved and adopted the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, including (i) (x) the issuance of 31,531,532 shares of Company Common Stock to Brown-Forman (subject to any adjustment contemplated by the Merger Agreement, the “Share Issuance”) and (y) the payment of $50,000,000 in cash to Brown-Forman (subject to any adjustment as contemplated by the Merger Agreement), in each case as consideration pursuant to the Merger and the other transactions contemplated by the Merger Agreement as contemplated by the Merger Agreement, (ii) the Second Amended and Restated Certificate of Incorporation of the Company (the “Charter Amendment”) and (iii) the Amended and Restated Bylaws of the Company (the “Bylaws Amendment”), and (b) recommended that the stockholders of the Company approve the Share Issuance and the Charter Amendment, in each case in accordance with the General Corporation Law of the State of Delaware (the “Delaware Code”), as applicable.
The Company is subject to Section 312.03(c) of the New York Stock Exchange (“NYSE”) Listed Company Manual, which requires stockholder approval prior to the issuance of common stock in any transaction if the number of shares of common stock to be issued is, or will be upon issuance, equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the common stock. The number of shares of Company Common Stock to be issued to Brown-Forman as consideration for the Merger and the other transactions contemplated by the Merger Agreement is expected to exceed 20% of the number of shares of Company Common Stock outstanding before the issuance. Therefore, under Section 312.03(c) of the NYSE Listed Company Manual, stockholder approval of the Share Issuance is required. In addition, Section 242 of the Delaware Code requires stockholder approval of the Charter Amendment.
On November 16, 2023, following the execution of the Merger Agreement, (i) stockholders holding a majority of the issued and outstanding shares of Company Common Stock delivered a written consent in accordance with Section 228 of the Delaware Code approving the Share Issuance and the Charter Amendment, constituting the stockholder approval or consent required for purposes of Section 312.03(c) of the NYSE Listed Company Manual, Section 242 of the Delaware Code and the Company’s existing organizational documents, as applicable (the “Written Consent”) and (ii) the Company delivered a written consent in its capacity as the sole shareholder of Sub approving and adopting the Merger Agreement in accordance with the Corporations Code of the State of California (the “California Code”) and the organizational documents of Sub (the “Sub Written Consent”). As a result, no further action by any other stockholder of the Company is required under applicable law or the Merger Agreement (or otherwise) to adopt or effectuate the Merger or any other transaction contemplated by the Merger Agreement, and the Company is not, and will neither be, soliciting your vote for or consent to the adoption of the Merger, the Merger Agreement or any of the transactions contemplated thereby, nor calling a stockholders’ meeting for purposes of voting on the adoption thereof.
This notice and the accompanying information statement shall constitute notice, pursuant to Section 228(e) of the Delaware Code, to the persons who have not consented in writing to the actions set forth in the Written Consent and who, if the actions had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been November 15, 2023.
We urge you to read the entire information statement carefully.
By Order of the Board of Directors,

Sean Sullivan
Executive Vice President,
Chief Strategy and Legal Officer
Neither the U.S. Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the Merger, passed upon the fairness of the Merger or passed upon the adequacy or accuracy of the disclosures in this notice or the accompanying information statement. Any representation to the contrary is a criminal offense.
This information statement is dated [ ], 2024 and is first being mailed to stockholders of record as of the close of business on November 15, 2023 on or about [ ], 2024.

i

ii

THE DUCKHORN PORTFOLIO, INC.

INFORMATION STATEMENT

[ ], 2024

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY
SUMMARY
We are furnishing this information statement to the stockholders of record of The Duckhorn Portfolio, Inc., a Delaware corporation (the “Company”) in connection with a written consent, dated as of November 16, 2023 (the “Written Consent”), executed and delivered to the Company by stockholders holding a majority of the issued and outstanding shares of common stock, par value $0.01 per share (“Company Common Stock”) outstanding as of the date of the Written Consent.
The Written Consent was effected in accordance with the Delaware General Corporation Law (the “Delaware Code”), our Amended and Restated Certificate of Incorporation and our Amended and Restated Bylaws, which each permit any action which may be taken at a meeting of our stockholders to also be taken by written consent of our stockholders holding outstanding stock having at least the number of votes necessary to approve such action at a meeting at which all shares entitled to vote thereon were present and voted.
This information statement will be mailed on or about [ ], 2024 to holders of our outstanding Company Common Stock of record as of the close of business on November 15, 2023. On that date, there were [ ] shares of Company Common Stock issued and outstanding and no shares of preferred stock, par value $0.01 per share, issued and outstanding. Pursuant to Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the action will become effective on or after [ ], 2024, which is 20 business days following the date we first mail this information statement to our stockholders.
On November 16, 2023, an Agreement and Plan of Merger (the “Merger Agreement”) was entered into, by and among (i) the Company, (ii) Auguste Merger Sub, Inc., a California corporation and an indirect wholly owned subsidiary of the Company (“Sub”), (iii) Brown-Forman Corporation, a Delaware corporation (“Brown-Forman”) and (iv) Sonoma-Cutrer Vineyards, Inc., a California corporation and a wholly owned subsidiary of Brown-Forman (“Sonoma-Cutrer”), a copy of which is attached as Annex A to this information statement. The parties intend to effect the merger of Sub with and into Sonoma-Cutrer, with Sonoma-Cutrer continuing as the surviving corporation and a wholly owned subsidiary of the Company (the “Merger”), on the terms and subject to the conditions set forth in the Merger Agreement.
On November 15, 2023, the Board of Directors of the Company (the “Board of Directors” or “Board”) (a) approved and adopted the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, including (i) (x) the issuance of 31,531,532 shares of Company Common Stock to Brown-Forman (subject to any adjustment contemplated by the Merger Agreement, the “Equity Consideration” and, such issuance, the “Share Issuance”) and (y) the payment of $50,000,000 in cash to Brown-Forman (subject to any adjustment contemplated by the Merger Agreement, the “Cash Consideration” and, collectively with the Equity Consideration, the “Merger Consideration”), in each case, as consideration pursuant to the Merger and the other transactions contemplated by the Merger Agreement, (ii) the Second Amended and Restated Certificate of Incorporation of the Company (the “Charter Amendment”) and (iii) the Amended and Restated Bylaws of the Company (the “Bylaws Amendment”), and (b) recommended that the stockholders of the Company approve the Share Issuance and the Charter Amendment, in each case in accordance with the Delaware Code, as applicable. Copies of the Charter Amendment and the Bylaws Amendment are attached to this information statement as Annex B and Annex C, respectively.
On November 16, 2023, following the execution of the Merger Agreement, (i) stockholders holding a majority of the issued and outstanding shares of Company Common Stock delivered the Written Consent approving the Share Issuance and the Charter Amendment and (ii) the Company, in its capacity as the sole shareholder of Sub, delivered a written consent approving and adopting the Merger Agreement in accordance with the Corporations Code of the State of California (the “California Code”) and the organizational documents of Sub (the “Sub Written Consent”).

This information statement contains a summary of the material aspects of the actions relating to the Merger, the Merger Agreement and the transactions contemplated thereby, including the Share Issuance, the Charter Amendment and the Bylaws Amendment.
This summary highlights selected information from this information statement and may not contain all of the information that is important to you. To fully understand the Merger and the other transactions contemplated by the Merger Agreement, and for a more complete description of the legal terms of the Merger, you should carefully read this entire information statement, the annexes attached to this information statement and the documents referred to or incorporated by reference into this information statement. We have included page references in parentheses to direct you to the appropriate place in this information statement for a more complete description of the topics presented in this summary. In this information statement, the terms “Duckhorn,” “Company,” “Acquiror,” “we,” “us” and “our” refer to The Duckhorn Portfolio, Inc., a Delaware corporation. All references in this information statement to terms defined in the notice to which this information statement is attached have the meanings provided in that notice.
The Parties to the Merger Agreement page 2
The Company.

The Duckhorn Portfolio, Inc.
1201 Dowdell Lane
Saint Helena, CA 94574
707-967-2021
The Company is a premier, scaled pure-play producer of luxury and ultra-luxury wines in North America. We offer a curated and comprehensive portfolio of highly acclaimed luxury wines across multiple varieties, appellations and brands, with suggested retail prices ranging from $20 to $230 per bottle.
Additional information about the Company is included in documents incorporated by reference into this information statement and our filings with the Securities and Exchange Commission (the “SEC”), copies of which may be obtained without charge by following the instructions in “Where You Can Find More Information” beginning on page 46. The information on, or linked to on, our website is not a part of this information statement and is not incorporated by reference in this information statement.
Shares of Company Common Stock are listed with, and trade on, the New York Stock Exchange (the “NYSE”) under the symbol “NAPA.”
Sub.

Auguste Merger Sub, Inc.
1201 Dowdell Lane
Saint Helena, CA 94574
707-967-2021
Sub was formed by the Company solely for the purpose of completing the Merger with Sonoma-Cutrer. Sub is a wholly owned subsidiary of the Company and has not carried on any activities to date, except for activities incidental to its incorporation and activities undertaken in connection with the transactions contemplated by the Merger Agreement. Sub’s principal executive offices are located at 1201 Dowdell Lane, St. Helena, CA 94574.
Brown-Forman.

Brown-Forman Corporation
850 Dixie Highway
Louisville, KY 40210
502-585-1100
Brown-Forman manufactures, distills, bottles, imports, exports, markets and sells a wide variety of beverage alcohol products under recognized brands.
The information on, or linked to on, Brown-Forman’s website is not a part of this information statement and is not incorporated by reference in this information statement.

Shares of Brown-Forman’s common stock are listed with, and trade on, the NYSE under the symbol “BF-A” and “BF-B.”
Sonoma-Cutrer.

Sonoma-Cutrer Vineyards, Inc.
4401 Slusser Road
Windsor, CA 925492
502-585-1100
Sonoma-Cutrer is a California-based wine producer, best-known for its luxury Chardonnay, which primarily sells its wines at retail price points ranging from $20 to $70 per bottle. Sonoma-Cutrer owns six estate vineyards spanning 1,121 acres in both the Russian River Valley and Sonoma Coast appellations. It sells its luxury wine across the U.S. in the wholesale channel through distributors and in the Direct-to-Consumer channel.
The Merger page 3
On November 16, 2023, the Company entered into the Merger Agreement with Brown-Forman, Sonoma-Cutrer and Sub. Upon the terms and subject to the conditions provided in the Merger Agreement, and in accordance with the California Code, at the effective time of the Merger (the “Effective Time”), Sub shall be merged with and into Sonoma-Cutrer pursuant to which (a) the separate corporate existence of Sub shall cease, (b) Sonoma-Cutrer shall be the surviving corporation in the Merger (the “Surviving Corporation”) and shall continue its corporate existence under the laws of the State of California as a wholly owned subsidiary of the Company and (c) all of the properties, rights, privileges, powers and franchises of Sonoma-Cutrer will vest in the Surviving Corporation, and all of the debts, liabilities, obligations and duties of Sonoma-Cutrer will become the debts, liabilities, obligations and duties of the Surviving Corporation.
Closing and Effectiveness of the Merger page 3
The closing of the Merger (the “Closing”) will take place remotely via electronic exchange of documentation and consideration required to be delivered at the Closing at 10:00 a.m. (Eastern Time) on the second business day following the satisfaction or, to the extent permitted by applicable law, waiver of all conditions to the parties’ obligations to effectuate the Closing (other than those conditions to be satisfied on the Closing Date or at the Closing itself, but subject to the satisfaction or waiver of such conditions at such time), or at such other place, time or date as the parties may agree (the “Closing Date”).
On the Closing Date, Brown-Forman and the Company will file an agreement of merger with the Secretary of State of the State of California in accordance with the relevant provisions of the California Code. The Merger will become effective upon the later of the time the agreement of merger is filed with the Secretary of State of the State of California or such other time as Brown-Forman and the Company agree upon in writing and specify in the agreement of merger in accordance with the California Code.
The Merger Consideration page 3
Upon completion of the Merger, the shares of Sonoma-Cutrer common stock issued and outstanding immediately prior to the Effective Time (other than shares of Sonoma-Cutrer common stock owned by the Company, Sub or Sonoma-Cutrer (in treasury) (such shares, the “Cancelled Shares”)) will be converted into the right to receive aggregate consideration equal to (x) the Equity Consideration and (y) the Cash Consideration. The Cash Consideration is expected to be funded through cash on hand and borrowings under the Company’s revolving credit facility. The Merger is not subject to a financing condition.
We encourage you to read the Merger Agreement, which is attached as Annex A to this information statement, as it is the legal document that governs the Merger and the other transactions contemplated therein.
Second Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws page 3
At the Effective Time, the Company’s (i) existing Amended and Restated Certificate of Incorporation and (ii) existing Amended and Restated Bylaws shall each be amended and restated in their entirety to read in substantially the form attached as Annex B and Annex C, respectively, to this information statement (and as attached as exhibits to the Merger Agreement).

Recommendation of the Board page 4
The Board of Directors determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, were in the best interests of the Company and its stockholders, and therefore unanimously (a) approved and adopted the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, including (i) the Share Issuance, (ii) the Charter Amendment and (iii) the Bylaws Amendment, and (b) recommended that the stockholders of the Company approve the Share Issuance and the Charter Amendment, in each case in accordance with the Delaware Code, as applicable.
Required Stockholder Approval for the Merger page 4
Section 312.03(c) of the NYSE Listed Company Manual requires stockholder approval for the issuance of Company Common Stock equal to or in excess of 20% of the number of shares of common stock outstanding before the proposed issuance of such Company Common Stock. Section 242 of the Delaware Code requires stockholder approval of the Charter Amendment. Section 307(b) of the California Code requires the Company, as sole shareholder of Sub, to approve and adopt the Merger Agreement. On November 16, 2023, following the execution of the Merger Agreement and at the recommendation of the Board, stockholders holding a majority of the issued and outstanding shares of Company Common Stock delivered the Written Consent and, following the execution of the Merger Agreement and at the recommendation of the Board of Directors of Sub, the Company delivered the Sub Written Consent.
As a result, no further action by any other Company stockholder is required under applicable law or the Merger Agreement (or otherwise) to approve the Share Issuance, the Charter Amendment or the Bylaws Amendment, and the Company is not, and will not be, soliciting your vote for or consent to approve the Share Issuance, the Charter Amendment or the Bylaws Amendment and will not call a stockholders’ meeting for purposes of voting on the adoption of the Merger Agreement and the approval of the transactions contemplated thereby. No further action by the stockholders of the Company is required to complete the Merger and all requisite corporate action by and on behalf of Sub that is required to complete the Merger has been taken.
When actions are taken by written consent of less than all of the stockholders entitled to vote on a matter, the Delaware Code requires notice of the action to those stockholders who did not consent in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting. This information statement and the notice attached hereto constitute notice, pursuant to Section 228(e) of the Delaware Code, to the persons who have not consented in writing to the actions set forth in the Written Consent and who, if the actions had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been November 15, 2023.
The Merger Agreement page 4 and Annex A
Conditions to the Closing of the Merger page 37
Each party’s obligation to effect the Merger is subject to the satisfaction or waiver of various conditions, including competition clearance, as more fully described in the section titled “The Merger Agreement — Conditions to the Closing of the Merger” beginning on page 37.
Standstill page 33
Brown-Forman has agreed to a standstill provision pursuant to which, subject to certain exceptions, until Brown-Forman beneficially owns less than 5% of the voting power of the Company’s outstanding securities, it will not take certain actions to (i) acquire beneficial ownership of the Company’s securities representing more than 40% of the voting power of the Company’s outstanding securities, (ii) participate in the solicitation of proxies from holders of the Company’s securities, (iii) form, join or knowingly participate in a “group” (other than with affiliates of Brown-Forman) with respect to the voting of shares of Company’s securities or (iv) nominate or cause to be nominated persons for election to the Board, among other restrictions. The standstill restrictions terminate in the event that (a) the Company enters into a definitive written agreement providing for a change of control of the Company, (b) in certain cases, a third party commences a tender offer, exchange offer or other similar offer that, if consummated, would result in a change of control of the Company, (c) a change of control otherwise occurs or (d) the Company files for, or becomes subject to a proceeding for, bankruptcy, reorganization, liquidation, dissolution or similar process. The standstill provision is discussed in further detail in the section titled “The Merger Agreement — Standstill” beginning on page 33.

Lockup page 5
In addition, Brown-Forman has agreed that it will not sell, assign, pledge, hypothecate or otherwise transfer (except for certain permitted transfers as described in the Merger Agreement) or dispose of shares of Company securities for a period of 18 months following the Effective Time. The lockup restrictions will terminate on the earlier of (x) 18 months following the Effective Time and (y) the occurrence of certain events as more fully described in the section titled “The Merger Agreement — Lockup” beginning on page 5.
Preemptive Rights page 5
For so long as Brown-Forman owns any Company securities, Brown-Forman will have preemptive rights to purchase its pro rata share of any issuances by the Company of new securities, subject to certain exceptions. Brown-Forman will have the option to exercise its preemptive rights on the same terms and conditions of the proposed issuance by providing written notice to the Company. Brown-Forman’s preemptive rights are more fully described in the section titled “The Merger Agreement – Preemptive Rights” beginning on page 5.
Termination
Termination of the Merger Agreement page 39
Either the Company or Brown-Forman may terminate the Merger Agreement by mutual written consent or upon the occurrence of certain events as more fully described in the section titled “The Merger Agreement — Termination of the Merger Agreement” beginning on page 39.
A more detailed description of the termination rights and requirements for each party is provided in the section titled “The Merger Agreement — Termination of the Merger Agreement” on page 39.
Termination Fee page 40
Upon termination of the Merger Agreement under certain specified circumstances, the Company may be required to pay a termination fee in the form of a cash amount equal to $5,000,000 (the “Termination Fee”) to Brown-Forman pursuant to the terms and conditions of the Merger Agreement. The Company may be required to pay the Termination Fee to Brown-Forman within 5 business days if the Merger Agreement is terminated by Brown-Forman because (a) the Company or Mallard Holdco, LLC (“Mallard”) enters into a definitive written agreement providing for a change of control of the Company or (b) any person or group (other than Brown-Forman or its affiliates) commences a tender offer, exchange offer or other similar offer that, if consummated, would result in a change of control of the Company and the Board either (i) recommends the offer or (ii) does not recommend against the offer within 10 business days.
For more detail on the Termination Fee, please see “The Merger Agreement — Termination Fee” beginning on page 40.
Regulatory Approvals page 5
Under the Merger Agreement, the Merger cannot be consummated until the applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (“HSR Act”) have expired. On December 12, 2023, both the Company and Brown-Forman filed their respective notification and report forms under the HSR Act (each, an “HSR Filing”). The applicable waiting periods expired on January 11, 2024. See the section titled “The Merger — Regulatory Approvals” beginning on page 5 for further details.
Specific Performance page 5
Each of the parties is entitled to specific performance of the terms in the Merger Agreement, including an injunction or injunctions to prevent breaches of the Merger Agreement and to enforce specifically the terms and provisions of the Merger Agreement in the Court of Chancery of the State of Delaware, provided, that if jurisdiction is not then available in the Court of Chancery of the State of Delaware, then the parties may seek specific performance in any federal court located in the State of Delaware or any other Delaware state court, this being in addition to any other remedy to which such party is entitled in equity or at law. Each of the parties waives any defense in any action for specific performance that a remedy at law would be adequate and any requirement under any law to post security as a prerequisite to obtaining equitable relief.
See the section titled “The Merger Agreement — Specific Performance” beginning on page 5 for further details.

QUESTIONS AND ANSWERS ABOUT THE MERGER
The following questions and answers are intended to briefly address commonly asked questions as they pertain to the Merger Agreement and the Merger. These questions and answers may not address all questions that may be important to you as a Company stockholder. Please refer to the “Summary” beginning on page 1 and the more detailed information contained elsewhere in this information statement, the annexes to this information statement and the documents referred to or incorporated by reference into this information statement, each of which you should read carefully. You may obtain additional information, which is incorporated by reference into this information statement, without charge by following the instructions in “Where You Can Find More Information” beginning on page 46.
Q:	What is the transaction and what effects will it have on the Company?
A:
The transaction is the acquisition of Sonoma-Cutrer by the Company pursuant to the Merger Agreement. Once the closing conditions under the Merger Agreement have been satisfied or waived, and subject to the other terms and conditions in the Merger Agreement, Sub will be merged with and into Sonoma-Cutrer at which point (a) the separate corporate existence of Sub shall cease, (b) Sonoma-Cutrer shall be the Surviving Corporation and shall continue its corporate existence under the laws of the State of California as a wholly owned subsidiary of the Company and (c) all of the properties, rights, privileges, powers and franchises of Sonoma-Cutrer will vest in the Surviving Corporation, and all of the debts, liabilities, obligations and duties of Sonoma-Cutrer will become the debts, liabilities, obligations and duties of the Surviving Corporation.

Q:	Are there risks associated with the Merger?
A:
Yes. Material risks and uncertainties associated with the Merger are discussed in the section of this information statement entitled “Risk Factors Related to the Merger and Merger Agreement” beginning on page 10. Those risks include, among others, the possibility that the Merger will not be completed on the contemplated timeline or at all, the possibility that integration will not be successful or that the anticipated benefits of the Merger will not be realized and the uncertainty about the impact of the Merger and related costs on the value of Company Common Stock.

Q:	When do you expect the Merger to be completed?
A:
We are working to complete the Merger as quickly as possible, which can only occur after all of the conditions to the Merger have been satisfied or waived. The conditions to the completion of the Merger are more fully described in the section titled “The Merger Agreement – Conditions to the Closing of the Merger” beginning on page 37. Completion of the Merger is currently anticipated to occur in the spring of 2024. However, we cannot predict the actual date on which the Merger will be consummated, or if the Merger will be consummated at all, because consummation of the Merger is subject to conditions and factors outside the control of the Company and Brown-Forman.

Q:	What happens if the Merger is not completed?
A:
If the Merger is not completed for any reason, Brown-Forman will not receive payment of the Equity Consideration or the Cash Consideration in connection with the Merger, and Sonoma-Cutrer will remain a wholly owned subsidiary of Brown-Forman. However, under certain specified circumstances, the Company may be required to pay the Termination Fee to Brown-Forman. For a more detailed description of the Termination Fee and the circumstances under which it may be payable following the execution of the Merger Agreement, please see the section titled “The Merger Agreement – Termination Fee” beginning on page 40.

Q:	Why am I not being asked to vote on the Merger?
A:
No vote of the Company’s stockholders is required to effectuate the Merger. Stockholder approval is required for the Share Issuance and the Charter Amendment, however, the requisite stockholder approval was obtained on November 16, 2023, when the Written Consent was delivered to the Company. Therefore, your vote is not required and is not being sought. We are not asking you for a proxy, and you are requested not to send us a proxy.

Q:	Why did I receive this information statement?
A:
Applicable laws and securities regulations require us to provide you with notice of the Written Consent that was delivered to the Company, as well as other information regarding the Merger, even though your vote or consent is neither required nor requested to adopt or authorize the Merger Agreement or complete the Merger.

Q:	Why did the Company seek stockholder approval?
A:
The Company Common Stock is listed on the NYSE. Under Section 312.03 of the NYSE Listed Company Manual, stockholder approval is required prior to the issuance of shares of common stock if such common stock has, or will have upon issuance, voting power equal to 20% or more of the voting power outstanding before the issuance of such stock. The number of shares of Company Common Stock issuable upon the Share Issuance in accordance with the Merger Agreement would represent greater than 20% of the voting power of Company Common Stock before such issuance. As a result, stockholder approval of the Share Issuance is required under NYSE regulations.

Under the Company’s existing Amended and Restated Certificate of Incorporation, the affirmative vote of the holders of a majority in voting power of the outstanding shares of Company Common Stock entitled to vote thereon shall be required to amend the Company’s existing Amended and Restated Certificate of Incorporation. As a result, stockholder approval of the Charter Amendment is required.
Q:	Did the Board approve and recommend the Merger Agreement?
A:
Yes. After careful consideration, the Board unanimously determined and resolved that the Merger, the Merger Agreement and the other transactions contemplated thereby are in the best interests of the Company and its stockholders and approved and adopted the Merger Agreement and the transactions contemplated thereby, including the Merger.

Q:	Is the Merger subject to the fulfillment of certain conditions?
A:
Yes. Before the Merger can be completed, the Company, Sub, Brown-Forman and Sonoma-Cutrer must fulfill or, if permissible, waive several closing conditions. If these conditions are not satisfied or waived, the Merger will not be completed. See the section titled “The Merger Agreement — Conditions to the Closing of the Merger” beginning on page 37.

Q:	Will there be any change to the Company’s Board or management after the consummation of the Merger?
A:
Yes. As contemplated by the Amended and Restated Stockholders Agreement of The Duckhorn Portfolio, Inc., dated as of November 16, 2023 (the “A&R Stockholders Agreement”), at the Effective Time, the Board of Directors will consist of 8 directors, 6 of whom were members of the Company’s Board immediately prior to the Effective Time and 2 who shall be designated by Brown-Forman immediately prior to the Effective Time, in each case as contemplated in the A&R Stockholders Agreement attached hereto as Annex D.

Q:	What is householding and how does it affect me?
A:
The SEC permits companies to send a single set of certain disclosure documents to stockholders who share the same address and have the same last name, unless contrary instructions have been received, but only if the applicable company provides advance notice and follows certain procedures. In such cases, each stockholder continues to receive a separate set of disclosure documents. This practice, known as “householding”, is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources.

If you received a household mailing and you would like to have additional copies of this information statement mailed to you, or you would like to opt out of this practice for future mailings, please submit your request to the Company by phone at 1-707-967-2021 or by mail to 1201 Dowdell Lane, St. Helena, CA 94574. We will promptly send additional copies of this information statement upon receipt of such request.

Q:	Where can I find more information about the Company?
A:
We file periodic reports and other information with the SEC. You may read and copy this information at the SEC’s public reference facilities. Please call the SEC at 1-800-SEC-0330 for information about these facilities. This information is also available on the website maintained by the SEC at www.sec.gov. For a more detailed description of the available information, please refer to “Where You Can Find More Information” beginning on page 46.

Q:	Who can help answer my other questions?
A:	If you have more questions about the Merger, please contact us by email at ir@duckhorn.com or by phone at 1-707-967-2021.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This information statement, the documents to which we refer you in this information statement, and other materials filed or to be filed by us with the SEC contain statements that are or may be considered to be, forward-looking statements including, without limitation, statements about plans, objectives and strategies, growth opportunities in the Company’s industries and businesses, its expectations regarding future results, financial condition, liquidity and capital requirements, estimates regarding the impact of regulatory developments and legal proceedings, and other trends and projections, such statements which are subject to the “safe harbor” created by Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”). Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies and other future conditions. Forward-looking statements can be identified by words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” “contemplate” and other similar expressions, although not all forward-looking statements contain these identifying words. Important factors that could cause actual results and events to differ materially from those indicated in the forward-looking statements include, among others, the following:
•
the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including a termination under circumstances that could require the Company to pay the Termination Fee to Brown-Forman;

•	risks related to disruption of management’s attention from the Company’s ongoing business operations due to the Merger;
•	the effect of the Merger on business relationships, operating results and the Company’s business generally, including our reputation and our ability to retain key employees;
•	the risk that the Merger may not be completed in a timely manner or at all;
•
the risk that Sonoma-Cutrer’s financial performance under the Company’s ownership falls short of the Company’s expectations for future financial performance at the time the Merger Agreement was entered into; and

•
other risks detailed in the section entitled “Risk Factors Related to the Merger and Merger Agreement” elsewhere in this information statement and in our filings with the SEC, including under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent Annual Report on Form 10-K, filed with the SEC on September 27, 2023, and amended on October 19, 2023, in the Company’s Quarterly Report on Form 10-Q, filed with the SEC on December 6, 2023, and in subsequent SEC filings. See the section titled “Where You Can Find More Information” beginning on page 46.

We believe that the assumptions on which our forward-looking statements are based are reasonable. However, the actual results or developments we anticipate may not be realized or, if realized, they may not have the expected effects on our business or operations. All subsequent written and oral forward-looking statements concerning the Merger or other matters addressed in this information statement and attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Forward-looking statements speak only as of the date of this information statement, or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, we do not undertake to release the results of any revisions of these forward-looking statements to reflect future events or circumstances.

RISK FACTORS RELATED TO THE MERGER AND MERGER AGREEMENT
The Company has and expects to incur substantial costs related to the Merger, including the Share Issuance and subsequent integration efforts.
We have incurred and expect to incur a number of non-recurring costs associated with the Merger and related transactions. These costs include legal, financial advisory, accounting, consulting and other advisory fees, closing, integration and other related costs. Some of these costs are payable regardless of whether the Merger is completed.
In addition, the Company has taken on additional debt and related interest expenses in relation to the Merger which could, in conjunction with the Share Issuance, result in a reduction in our earnings per share or other financial results. In turn, if the financial performance of the Company, as supplemented by that of Sonoma-Cutrer, does not meet our expectations, it may make it more difficult for us to satisfy our debt obligations.
The Merger may be more difficult, costly or time-consuming than expected, and we may not realize the anticipated benefits of the Merger.
To realize the anticipated benefits from the Merger, the Company must successfully integrate and combine its business with that of Sonoma-Cutrer. If the Company is not able to successfully achieve these objectives within the anticipated timeframe or to the extent anticipated, the anticipated benefits of the Merger may not be realized fully or at all or may take longer to realize than expected. In addition, the actual benefits of the Merger could be less than anticipated, and integration may result in additional unforeseen expenses and shed light on previously unknown risks and uncertainties, including those related to controlling exposure to unknown liabilities.
In addition, the Company and Sonoma-Cutrer have operated and, until the completion of the Merger, must continue to operate, independently. It is possible that the integration process could result in the loss of one or more key employees, the disruption of each company’s ongoing businesses or inconsistencies in standards, controls, procedures and policies that adversely affect each company’s ability to maintain relationships with key accounts, suppliers, customers, employees, and other parties relevant to the success of each business or to achieve the anticipated benefits of the Merger, including anticipated cost savings, growth opportunities, and other potential synergies. Integration efforts between the companies may also divert management attention and resources. These integration matters could have an adverse effect on the Company during this transition period and for an undetermined period after completion of the Merger.
The unaudited pro forma financial information included in this information statement is for illustrative purposes only and the actual financial condition and results of operations of the Company after the Merger may differ materially.
The unaudited pro forma financial information in this information statement is presented for illustrative purposes only and is not necessarily indicative of what the Company’s actual financial condition or results of operations would have been had the Merger been completed on the dates indicated. The unaudited pro forma financial information reflects adjustments, which are based upon preliminary estimates, to, among other things, record the identifiable Sonoma-Cutrer assets acquired and liabilities assumed at fair value, and to record the resulting goodwill recognized. The fair value estimates reflected in this information statement are preliminary, and final amounts will be based upon the actual consideration paid and the fair value of the assets and liabilities of Sonoma-Cutrer as of the date of the completion of the Merger. Accordingly, the final acquisition accounting adjustments may differ materially from the pro forma adjustments reflected in this information statement. For more information, see the section entitled “Unaudited Pro Forma Condensed Combined Financial Information” in Annex H of this information statement.
Failure to complete the Merger within the anticipated timeframe or at all could negatively impact the Company.
If the Merger is not completed for any reason, there may be various adverse consequences and the Company may experience negative reactions from the financial markets and from our key accounts, suppliers, customers or employees. Additionally, if the Merger Agreement is terminated, the market price of our securities could decline to the extent that current market prices reflect a market assumption that the Merger will be beneficial and will be completed. We also could be subject to litigation related to any failure to complete the Merger or to perform our obligations under the Merger Agreement.
We are subject to business uncertainties and contractual restrictions while the Merger is pending.
Uncertainty about the effects of the Merger may have an adverse effect on the Company or Sonoma-Cutrer. These uncertainties may impair Sonoma-Cutrer’s and our ability to attract, retain and motivate key personnel until the Merger is completed, and could cause third parties that deal with Sonoma-Cutrer or the Company to seek to change existing business relationships, any of which could materially adversely impact our operations.
The Merger Agreement may be terminated in accordance with its terms and the Merger may not be completed.
The Merger Agreement is subject to a number of conditions that must be fulfilled in order to complete the Merger. Those conditions include, among others: (i) no governmental authority having enacted, issued, promulgated, enforced or entered any law or any injunction, decree or order (whether temporary, preliminary or permanent) that is then in effect and that enjoins, restrains, makes illegal or otherwise prohibits the consummation of the transactions contemplated by the Merger Agreement or any of the Ancillary Agreements (as defined in this information statement); (ii) any applicable waiting period (and any extension thereof) under the HSR Act relating to the transactions contemplated by the Merger Agreement, as well as any agreement not to close embodied in a “timing agreement” between the parties and a governmental authority, having expired or been terminated; (iii) the affirmative vote of the holders of a majority of the shares of Company Common Stock approving the Share Issuance and the Charter Amendment having been validly obtained under the Delaware Code and the Company’s organizational documents; (iv) this information statement having been mailed to the Company’s stockholders at least 20 business days prior to the Closing Date; (v) the shares of Company Common Stock issuable to Brown-Forman having been approved for listing on the NYSE, subject to official notice of issuance; (vi) subject to specified materiality standards, the accuracy of certain representations and warranties of the parties; (vii) compliance by the parties in all material respects with their respective obligations under the Merger Agreement; (viii) the delivery of an officer’s closing certificate by each of Brown-Forman, Sub and the Company; and (ix) the absence of a material adverse effect with respect to Sonoma-Cutrer.
Many of the conditions to consummation of the Merger are not within any of the Company’s, Brown-Forman’s or Sonoma-Cutrer’s control, and we cannot predict when, or if, these conditions will be satisfied. There can be no assurance as to when, or if, the conditions to Closing will be satisfied or waived or that other events will not intervene to delay or result in the termination of the Merger. If any of these conditions are not satisfied or waived prior to November 16, 2024, it is possible that the Merger Agreement may be terminated. See the section titled “The Merger Agreement—Termination of the Merger Agreement” beginning on page 39 for more information. Even after the expiration of the waiting period under the HSR Act, the United States Federal Trade Commission (“FTC”) or the United States Department of Justice (“DOJ”) or other applicable antitrust regulators could take action under applicable law to prevent or unwind the Merger, require the divestiture of assets, impose conditions on the consummation of the Merger or require changes to the terms of the Merger or Merger Agreement. Additionally, state attorneys general could seek to block or challenge the Merger as they deem necessary or desirable in the public interest at any time, including after consummation of the Merger. In addition, in some circumstances, a third party could initiate a private action under applicable antitrust laws challenging or seeking to enjoin the Merger, before or after it is consummated.
See the section titled “The Merger Agreement—Conditions to Closing” beginning on page 37 of this information statement for a more detailed description of these closing conditions.
Our estimates and judgments related to the acquisition accounting methods used to record the purchase price allocation related to the acquisition of Sonoma-Cutrer may be inaccurate.
Our management will make significant accounting judgments and estimates related to the application of acquisition accounting of the Merger under Generally Accepted Accounting Principles (“GAAP”), as well as the underlying valuation models. Our business, operating results and financial condition could be materially adversely impacted in future periods if the accounting judgments and estimates prove to be inaccurate.

The Share Issuance will result in dilution to our stockholders and may adversely affect the Company, including the market price of the Company’s securities.
The Share Issuance consists of 31,531,532 shares of Company Common Stock, which is expected to be approximately 21% of the Company Common Stock issued and outstanding as of the Closing Date, and will result in a significant, immediate dilution to the Company’s stockholders and may cause the trading price of the Company’s securities to decline. Additionally, the dilution caused by the Share Issuance could, among other things, limit the ability of the Company’s current stockholders to influence management of the Company following the Merger.
Consummation of the Merger may trigger change in control or other provisions in certain agreements to which Sonoma-Cutrer is a party.
Certain contracts entered into by Sonoma-Cutrer contain change in control or other provisions that may be triggered as a result of the Merger. If the counterparties to such agreements do not consent to the Merger or waive such provisions, the counterparties may have the ability to exercise certain rights (including termination rights), resulting in the Surviving Corporation incurring liabilities as a consequence of breaching such agreements, or causing the Surviving Corporation to lose the benefit of such agreements or incur costs in seeking replacement agreements. Even if Sonoma-Cutrer and the Company are able to obtain consents or negotiate waivers, the counterparties may require consideration for granting such consents or waivers or seek to renegotiate the agreements on terms less favorable to Sonoma-Cutrer and the Surviving Corporation.

COMPANY FINANCIAL INFORMATION
For information about the Company and its subsidiaries’ operations and financial condition, see (i) the audited consolidated financial statements of the Company for the fiscal years ended July 31, 2023 and 2022 and the related notes thereto, which appear in its Annual Report on Form 10-K for the year ended July 31, 2023, a copy of which is incorporated by reference into this information statement, (ii) the unaudited consolidated financial statements of the Company for the three months ended October 31, 2023 and 2022 and the three and six months ended January 31, 2024 and 2023, which appear in its Quarterly Reports on Form 10-Q for the quarters ended October 31, 2023 and January 31, 2024, respectively, which are incorporated by reference herein, and (iii) the unaudited pro forma condensed combined financial information, and the related notes thereto, of the Company as of and for the six months ended January 31, 2024 and for the fiscal year ended July 31, 2023, which are attached hereto as Annex H. For management’s discussion and analysis of financial condition and results of operations of the Company, please refer to the section titled “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” set forth in the same Annual Report on Form 10-K and the section titled “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the same Quarterly Report on Form 10-Q, which disclosure is incorporated by reference herein.

SONOMA-CUTRER FINANCIAL INFORMATION
For information about Sonoma-Cutrer’s operations and financial condition, see (i) the audited combined financial statements of Sonoma-Cutrer for the fiscal year ended April 30, 2023 and the related notes thereto, the unaudited combined financial statements of Sonoma-Cutrer for the fiscal years ended April 30, 2022 and 2021 and the related notes thereto, and the unaudited condensed combined financial statements of Sonoma-Cutrer for the nine months ended January 31, 2024 and 2023, which are attached hereto as Annex G, and (ii) the unaudited pro forma condensed combined financial information, and the related notes thereto, of the Company as of and for the six months ended January 31, 2024 and for the fiscal year ended July 31, 2023, which are attached hereto as Annex H.
Management’s Discussion and Analysis of Financial Condition and Results of Operations of Sonoma-Cutrer
The following discussion and analysis summarize the significant factors affecting the combined operating results, financial condition, liquidity, capital resources and cash flows of Sonoma-Cutrer as of and for the periods presented below. The following discussion and analysis should be read in conjunction with Sonoma-Cutrer’s financial statements, and the related notes thereto included elsewhere in this information statement, in addition to the sections entitled “Risk Factors Related to the Merger and Merger Agreement” and “Cautionary Note Regarding Forward-Looking Statements.”
Overview
Sonoma-Cutrer is a California-based wine producer, best-known for its luxury Chardonnay, which primarily sells its wines at retail price points ranging from $20 to $70 per bottle. Sonoma-Cutrer owns six estate vineyards spanning 1,121 acres in both the Russian River Valley and Sonoma Coast appellations. It sells its luxury wine across the U.S. through distributors and directly to consumers.
Key Components of Results of Operations
Net Sales
Net sales predominantly reflect the sales of bottled wine products. Sonoma-Cutrer sells these products under contracts with different types of customers, depending on the market. The customer is most often a distributor, wholesaler, or retailer. Net sales exclude taxes Sonoma-Cutrer collects from customers that are imposed by various governments on its sales, and are reduced by payments to customers unless made in exchange for distinct goods or services with fair values approximating the payments. Net sales include any amounts Sonoma-Cutrer bills customers for shipping and handling activities related to the products. Sonoma-Cutrer recognizes the cost of those activities in cost of sales during the same period in which it recognizes the related net sales.
Cost of Sales
Cost of sales includes the costs of producing, bottling, packaging, warehousing, insuring, and shipping goods sold during the period.
Advertising Costs
Advertising costs include the cost of advertising Sonoma-Cutrer’s wine products. The production costs of advertising are expensed when the advertising first takes place. All other advertising costs are expensed during the year in which the costs are incurred.
Selling, General and Administrative Expenses
Selling, general and administrative expenses include the costs associated with Sonoma-Cutrer’s sales force, administrative staff and facilities, and other expenses related to non-manufacturing functions.
Other Expense (Income), Net
Other expense (income), net, includes certain expenses associated with the Sonoma-Cutrer visitor’s center, losses (gains) on sale of fixed assets, and miscellaneous other items.

Income Taxes
The annual provision for income taxes is based on the pre-tax income reflected in the Combined Statement of Operations. Sonoma-Cutrer establishes deferred tax liabilities or assets for temporary differences between GAAP and tax reporting bases and later adjusts them to reflect changes in tax rates expected to be in effect when the temporary differences reverse. A valuation allowance is recorded as necessary to reduce a deferred tax asset to the amount that management believes is more likely than not to be realized.
Results of Operations
The following table sets forth our results of operations for the periods presented and expresses the relationship of each line item. The table below should be read in conjunction with the corresponding discussion and our annual combined financial statements, our unaudited condensed combined interim financial statements and related footnotes.
	Nine months ended January 31,		Fiscal year ended April 30,
(in thousands)	2024	2023	2023	2022	2021
Net sales	$69,670	$63,970	$90,910	$81,525	$73,728
Cost of sales	33,276	34,195	48,403	45,656	42,782
Gross profit	36,394	29,775	42,507	35,869	30,946
Advertising expenses	2,291	2,621	3,150	2,769	2,380
Selling, general, and administrative expenses	9,919	8,278	11,814	9,775	7,834
Other expense, net	456	437	555	113	130
Operating income	23,728	18,439	26,988	23,212	20,602
Non-operating postretirement expense	40	425	487	202	86
Income before income taxes	23,688	18,014	26,501	23,010	20,516
Income taxes	5,795	4,413	6,482	5,646	4,933
Net income	$17,893	$13,601	$20,019	$17,364	$15,583
Nine Months Ended January 31, 2024 Compared to Nine Months Ended January 31, 2023
Net sales
Net sales for the nine months ended January 31, 2024 increased by $5.7 million, or 8.9%, compared to the nine months ended January 31, 2023. The increase was primarily driven by higher volumes in the United States.
Cost of sales
Cost of sales for the nine months ended January 31, 2024 decreased by $0.9 million, or 2.7%, compared to the nine months ended January 31, 2023. The decrease was primarily driven by lower input costs, partially offset by higher volumes.
Advertising expenses
Advertising expenses for the nine months ended January 31, 2024 decreased by $0.3 million, or 12.6%, compared to the nine months ended January 31, 2023. The decrease was primarily driven by lower investment in advertising in the United States.
Selling, general and administrative expenses
Selling, general and administrative expenses for the nine months ended January 31, 2024 increased by $1.6 million, or 19.8%, compared to the nine months ended January 31, 2023. The increase was primarily driven by higher corporate indirect cost allocation.
Other expense, net
Other expense (income), net for the nine months ended January 31, 2024 was $0.5 million and for the nine months ended January 31, 2023 was $0.4 million.

Non-operating postretirement expense
Non-operating postretirement expense for the nine months ended January 31, 2024 was immaterial and for the nine months ended January 31, 2023 was $0.4 million.
Income taxes
Income tax expense for the nine months ended January 31, 2024 increased by $1.4 million, or 31.3%, compared to the nine months ended January 31, 2023. The increase was primarily driven by the change in operating income.
Year Ended April 30, 2023 Compared to Year Ended April 30, 2022
Net sales
Net sales for the year ended April 30, 2023 increased by $9.4 million, or 11.5%, compared to the year ended April 30, 2022. The increase was primarily driven by higher volumes in the United States.
Cost of sales
Cost of sales for the year ended April 30, 2023 increased by $2.7 million, or 6.0%, compared to the year ended April 30, 2022. The increase was primarily driven by volume growth during the period.
Advertising expenses
Advertising expenses for the year ended April 30, 2023 increased by $0.4 million, or 13.8%, compared to the year ended April 30, 2022. The increase was primarily driven by higher investment in advertising in the United States in the period.
Selling, general and administrative expenses
Selling, general and administrative expenses for the year ended April 30, 2023 increased by $2.0 million, or 20.9%, compared to the year ended April 30, 2022. The increase was primarily driven by higher corporate indirect cost allocation.
Other expense, net
Other expense, net for the year ended April 30, 2023 was $0.6 million and for the year ended April 30, 2022 was $0.1 million.
Non-operating postretirement expense
Non-operating postretirement expense for the year ended April 30, 2023 was $0.5 million and for the year ended April 30, 2022 was $0.2 million.
Income taxes
Income tax expense for the year ended April 30, 2023 increased by $0.8 million, or 14.8%, compared to the year ended April 30, 2022. The increase was primarily driven by the change in operating income.
Year Ended April 30, 2022 Compared to Year Ended April 30, 2021
Net sales
Net sales for the year ended April 30, 2022 increased by $7.8 million, or 10.6%, compared to the year ended April 30, 2021. The increase was primarily driven by higher volumes in the United States, partially offset by declines in bulk wine sales.
Cost of sales
Cost of sales for the year ended April 30, 2022 increased by $2.9 million, or 6.7%, compared to the year ended April 30, 2021. The increase was primarily driven by volume growth during the period.

Advertising expenses
Advertising expenses for the year ended April 30, 2022 increased by $0.4 million, or 16.3%, compared to the year ended April 30, 2021. The increase was primarily driven by higher investment in advertising in the United States in the period.
Selling, general and administrative expenses
Selling, general and administrative expenses for the year ended April 30, 2022 increased by $1.9 million, or 24.8%, compared to the year ended April 30, 2021. The increase was primarily driven by higher direct costs for Sonoma-Cutrer Vineyards, Inc.
Other expense, net
Other expense, net for the year ended April 30, 2022 was $0.1 million and for the year ended April 30, 2021 was $0.1 million.
Non-operating postretirement expense
Non-operating postretirement expense for the year ended April 30, 2022 was $0.2 million and for the year ended April 30, 2021 was $0.1 million.
Income taxes
Income tax expense for the year ended April 30, 2022 increased by $0.7 million, or 14.5%, compared to the year ended April 30, 2021. The increase was primarily driven by the change in operating income and higher state taxes in the period.
Liquidity and Capital Resources
The principal sources of liquidity to date include cash provided by operating activities and investments from Brown-Forman. The cash generated by Sonoma-Cutrer’s operating activities, along with cash on hand, are sufficient to meet Sonoma-Cutrer’s projected operating expenses and obligations as they arise for at least the next twelve months. Following the closing of the Merger, Sonoma-Cutrer may rely on Duckhorn’s existing liquidity and capital resources.
The following table presents a summary of Sonoma-Cutrer’s cash flows for the periods presented:
	Nine months ended January 31,		Fiscal year ended April 30,
(in thousands)	2024	2023	2023	2022	2021
Cash flows provided by (used in)
Operating activities	$10,636	$16,029	$28,351	$27,591	$22,794
Investing activities	(4,510)	(2,872)	(3,825)	(5,610)	(2,755)
Financing activities	(6,135)	(13,164)	(24,526)	(21,973)	(20,043)
Net increase (decrease) in cash	$(9)	$(7)	$—	$8	$(4)
Operating Activities
Operating activities provided $10.6 million and $16.0 million of cash for the nine months ended January 31, 2024 and 2023, respectively. Key drivers included a $11.5 million change in inventory increases for the nine months ended January 31, 2024 compared to the nine months ended January 31, 2023, partially offset by an increase of $4.3 million in net income for the same period.
Operating activities provided $28.4 million, $27.6 million and $22.8 million of cash for the years ended April 30, 2023, 2022 and 2021, respectively. Key drivers included an increase in net income of $2.7 million and $1.8 million between the years ended April 30, 2023 and 2022 and between the years ended April 30, 2022 and 2021, respectively; the differences between the increase in accounts receivable for the years ended April 30, 2023 and April 30, 2022 and between the years ended April 30, 2022 and 2021 were $0.1 million and $4.3 million, respectively; and the differences between the decrease in inventories between the years ended April 30, 2023 and April 30, 2022 and between the years ended April 30, 2022 and April 30, 2021, were $1.0 million and $0.7 million, respectively.
Investing Activities
Investing activities used $4.5 million and $2.9 million of cash for the nine months ended January 31, 2024 and 2023, respectively. This was primarily attributable to the use of $4.5 million and $3.0 million of cash for additions to property, plant and equipment in the nine months ended January 31, 2024 and 2023, respectively.
Investing activities used $3.8 million, $5.6 million and $2.8 million of cash for the years ended April 30, 2023, 2022 and 2021, respectively. This was primarily attributable to the use of $4.0 million, $5.7 million and $2.9 million of cash for additions to property, plant and equipment in the years ended April 30, 2023, 2022 and 2021, respectively.
Financing Activities
Financing activities used $6.1 million and $13.2 million of cash for the nine months ended January 31, 2024 and 2023, respectively. This was primarily attributable to a net transfer of $6.1 million and $13.2 million of cash to Brown-Forman in the nine months ended January 31, 2024 and 2023, respectively.
Financing activities used $24.5 million, $22.0 million and $20.0 million of cash for the years ended April 30, 2023, 2022 and 2021, respectively. This was primarily attributable to a net transfer of $24.5 million, $22.0 million and $20.0 million of cash to Brown-Forman in the years ended April 30, 2023, 2022 and 2021, respectively.
Critical Accounting Policies and Estimates
While all significant accounting policies are more fully described in Note 3 to the audited combined financial statements of Sonoma-Cutrer for the fiscal year ended April 30, 2023 and the related notes thereto, the unaudited combined financial statements of Sonoma-Cutrer for the fiscal years ended April 30, 2022 and 2021 and the related notes thereto, which are attached hereto as Annex G, management believes that the following accounting policy and estimate is critical to Sonoma-Cutrer’s business operations and understanding of its financial results:
Goodwill
When Sonoma-Cutrer acquires a business, it first allocates the purchase price to identifiable assets and liabilities, based on estimated fair value. Any remaining purchase price is recorded as goodwill. Goodwill is not amortized.
Goodwill is assessed for impairment at least annually, or more frequently if circumstances indicate the carrying amount may be impaired. Goodwill is impaired when its carrying amount exceeds its estimated fair value. Sonoma-Cutrer estimates the fair value using discounted estimated future cash flows or market information. Considerable management judgment is necessary to estimate fair value, including the selection of assumptions about future cash flows and discount rates. Sonoma-Cutrer’s goodwill reflects the historical acquisition-specific goodwill related to Brown-Forman’s acquisition of a majority interest in Sonoma-Cutrer Vineyards, Inc., in 1999 and remaining interests in 2000 and 2001. None of the goodwill has been previously impaired or determined to be impaired as of April 30, 2023.

THE MERGER
On November 16, 2023, the Company entered into the Merger Agreement with Brown-Forman, Sonoma-Cutrer and Sub. Upon the terms and subject to the conditions provided in the Merger Agreement, and in accordance with the California Code, at the Effective Time, Sub will be merged with and into Sonoma-Cutrer pursuant to which (a) the separate corporate existence of Sub will cease, (b) Sonoma-Cutrer shall be the Surviving Corporation and will continue its corporate existence under the laws of the State of California as a wholly owned subsidiary of the Company and (c) all of the properties, rights, privileges, powers and franchises of Sonoma-Cutrer will vest in the Surviving Corporation, and all of the debts, liabilities, obligations and duties of Sonoma-Cutrer will become the debts, liabilities, obligations and duties of the Surviving Corporation.
Parties to the Merger Agreement
The Company.
1201 Dowdell Lane,
St. Helena, CA 94574
ir@duckhorn.com
Phone: 1-707-967-2021
The Company is a scaled producer of luxury wines in North America. The Company makes a curated and comprehensive portfolio of luxury wines across multiple varieties, appellations, brands and price points. The Company’s portfolio is focused exclusively on the luxury segment, which we define as wines sold for $15 or higher per 750ml bottle.
Additional information regarding the Company is contained in our filings with the SEC, copies of which may be obtained without charge by following the instructions in “Where You Can Find More Information” beginning on page 46.
Shares of Company Common Stock are listed with, and trade on, the NYSE under the symbol “NAPA”.
Sub.
1201 Dowdell Lane,
St. Helena, CA 94574
Phone: 1-707-967-2021
Sub was formed by the Company solely for the purpose of completing the Merger with Sonoma-Cutrer. Sub is a wholly owned subsidiary of the Company and has not carried on any activities to date, except for activities incidental to its incorporation and activities undertaken in connection with the transactions contemplated by the Merger Agreement.
Brown-Forman.
850 Dixie Highway
Louisville, KY 40210
Investor_Relations@b-f.com
Phone: 1-502-774-6504
Brown-Forman primarily manufactures, distills, bottles, imports, exports, markets, and sells a wide variety of beverage alcohol products under recognized brands.
The information on, or linked to, Brown-Forman’s website is not a part of this information statement and is not incorporated by reference in this information statement.
Shares of Brown-Forman’s common stock are listed with, and trade on, the NYSE under the symbol “BF-A” and “BF-B”.
Sonoma-Cutrer.
4401 Slusser Road
Windsor, CA 925492
Phone: (502) 774-6504

Sonoma-Cutrer is a California-based wine producer, best-known for its luxury Chardonnay, which primarily sells its wines at retail price points ranging from $20 to $70 per bottle. Sonoma-Cutrer owns six estate vineyards spanning 1,121 acres in both the Russian River Valley and Sonoma Coast appellations. It sells its luxury wine across the U.S. in the wholesale channel through distributors and in the Direct-to-Consumer channel.
Background of the Merger
The terms of the Merger Agreement are the result of arm’s-length negotiations between representatives of the Company and Brown-Forman. The following is a brief discussion of the background of these negotiations, the Merger Agreement and the Merger. The following chronology summarizes certain key events and contacts that led to the signing of the Merger Agreement.
As part of its oversight function, the Board and Company management regularly review and assess, among other things, Duckhorn’s long-term strategic plans and opportunities, the competitive environment for Duckhorn’s business and Duckhorn’s short- and long-term performance, with the primary goal of enhancing stockholder value. These reviews have included consideration of, and discussions with, other companies from time to time regarding potential strategic alternatives, including, in the case of Brown-Forman, potential business combinations and strategic transactions.
In February 2023, members of Duckhorn management approached members of Brown-Forman management to evaluate interest in holding discussions relating to a potential transaction involving Duckhorn and Sonoma-Cutrer. No specific terms were discussed, but the parties agreed to meet to discuss the possibility of a strategic transaction.
On February 27, 2023, members of Brown-Forman management, including Lawson Whiting (President and Chief Executive Officer), Leanne Cunningham (Executive Vice President and Chief Financial Officer), and Alex Hill (Vice President, Director of Corporate Strategy & Business Development), and members of Duckhorn management, including Alex Ryan (former President, Chief Executive Officer and Chairman), Lori Beaudoin (former Executive Vice President and Chief Financial Officer) and Sean Sullivan (Executive Vice President, Chief Strategy and Legal Officer), met in Louisville, Kentucky to discuss potential transactions involving Duckhorn and Sonoma-Cutrer. No specific terms were discussed at this time, but the parties agreed to proceed with additional discussions in respect of a potential strategic transaction following the execution of a confidentiality agreement.
On March 14, 2023, Duckhorn and Brown-Forman entered into a mutual confidentiality agreement to facilitate such discussions; the confidentiality agreement did not contain a standstill provision. Following the entrance into the confidentiality agreement, members of Brown-Forman management provided members of Duckhorn management with certain initial information regarding Sonoma-Cutrer to allow Duckhorn to begin to evaluate a potential transaction involving Sonoma-Cutrer.
On March 16, 2023, Alex Hill and Sean Sullivan discussed the preliminary key deal considerations and the operations and synergies of their respective companies via telephone. No specific terms were discussed at this time.
On April 1, 2023, Alex Hill and Sean Sullivan discussed the transaction timeline and diligence considerations via telephone.
On April 25, 2023, members of Duckhorn management, including Alex Ryan, Lori Beaudoin, Sean Sullivan, Pete Przybylinski (Chief Sales Officer), Zach Rasmuson (Chief Operating Officer) and Gayle Bartscherer (former Chief Marketing and DTC Officer), met with members of Brown-Forman, including Alex Hill, Tim Nall (Executive Vice President, Chief Supply Chain and Technology Officer) and Keo Brown (Manager, Corporate Development), via video conference to discuss the diligence process.
Over the subsequent weeks, Duckhorn and Brown-Forman held a number of preliminary diligence calls on matters including production, supply chain, information technology and intellectual property matters.
On May 25, 2023, members of Duckhorn management met with the Board in California to provide an update on the status of deal negotiations and the diligence process for the transaction to-date.
On June 5, 2023, Sean Sullivan met with Alex Juricev (Managing Director, Consumer at Retail, Investment Banking at Nomura Holdings, Inc. (“Nomura”)) via telephone regarding the transaction.

On June 12 and June 13, 2023, members of Duckhorn management, including Alex Ryan, Sean Sullivan and Lori Beaudoin, met in Louisville, Kentucky with various members of Brown-Forman management, including Lawson Whiting, Leanne Cunningham, Marshall Farrer (Executive Vice President, President of Europe and Chief Strategic Growth Officer of Brown-Forman), Alex Hill, Jeremy Shepherd (Executive Vice President, President of USA and Canada of Brown-Forman) and Keo Brown met to discuss various matters, including transaction valuation and distribution and sales matters.
On June 27, 2023, Alex Ryan, Sean Sullivan, Jennifer Fall Jung (Executive Vice President and Chief Financial Officer), Gayle Bartscherer and Zach Rasmuson met with Alex Hill, Marshall Farrer and Mike Carr (Vice President, Associate General Counsel – Regional and Corporate Development of Brown-Forman) in California for an in-person negotiation meeting to discuss transaction terms.
On June 29, 2023, Sean Sullivan and Jennifer Fall Jung met with Alex Juricev, Annie Wang (Executive Director of Nomura) and Jonathan Rouner (Vice Chair, Investment Banking of Nomura) in California to discuss the transaction process, including the potential engagement of Nomura as the Company’s financial advisor.
On July 20, 2023, members of Brown-Forman and Duckhorn held a valuation discussion. Attendees included Alex Hill, Kush Doshi (Director of Corporate Development), Keo Brown, Christina Kim (Manager, Corporate Development), Sean Sullivan, Jennifer Fall Jung, Adam Howell and Marika Rothfeld.
On July 24, 2023, Sean Sullivan met with Alex Hill via telephone to discuss the valuation of the transaction.
On July 26, 2023, Sean Sullivan met via telephone to discuss the transaction and orally engage Nomura as the Company’s financial advisor.
On August 17, 2023, Brown-Forman delivered to Duckhorn a non-binding term sheet setting forth proposed terms for equity consideration and governance rights in exchange for the sale of Sonoma-Cutrer to Duckhorn. The term sheet did not set forth a purchase price or share count.
On August 21, 2023, Nomura held a valuation discussion with Duckhorn Executive and Finance teams and Brown-Forman Corporate Development team. The discussion included an overview of Brown-Forman’s preparation of carve-out financials.
On August 23, 2023, Ropes & Gray LLP (“Ropes & Gray”), Duckhorn’s outside corporate counsel, delivered to Gibson, Dunn & Crutcher LLP (“Gibson Dunn”), Brown-Forman’s outside corporate counsel, a revised draft of the non-binding term sheet. The draft set forth proposed shareholder rights and transaction structure mechanics but did not include a proposed valuation or share count.
On August 26, 2023, representatives of Brown-Forman, including Marshall Farrer, Alex Hill and Mike Carr, representatives of Duckhorn, including Alex Ryan, Sean Sullivan and Jennifer Fall Jung, and representatives from TSG Consumer Partners LLC (“TSG”), including Jamie O’Hara and Daniel Costello, held an initial negotiation regarding the terms of the revised draft of the non-binding term sheet via video conference.
On August 29, 2023, Brown-Forman’s Corporate Development team, Duckhorn, Nomura and Deloitte Touche Tohmatsu Limited (“Deloitte”), Duckhorn’s outside accounting advisor, discussed accounting practices and carveout financials via video conference.
On August 30, 2023, Duckhorn and Nomura met to discuss Duckhorn’s and Nomura’s preliminary valuation determinations of Sonoma-Cutrer via video conference.
On September 5, 2023, Duckhorn’s management and Finance teams met with Brown-Forman’s Corporate Development team via video conference to discuss the terms proposed in the non-binding term sheet. Duckhorn stressed needing to maintain a disciplined approach in attaining an accretive deal. Nomura and Duckhorn teams outlined the potential strategic benefits of the Merger and discussed the proposed transaction structure. Nomura and Duckhorn also expressed their views regarding Brown-Forman’s management projections, relating to the pricing increase assumptions and cost structure of Sonoma-Cutrer operating as a standalone entity. In addition, Nomura and Duckhorn outlined timeline expectations for the transaction to Brown-Forman.
In the weeks that followed, Duckhorn and Brown-Forman management, together with representatives of Ropes & Gray and Gibson Dunn engaged in discussions relating to potential transaction terms, including with respect to merger consideration and governance matters.

On September 15, 2023, the Board held a regular meeting in New York, which was attended by members of Duckhorn’s management team as well as representatives of Nomura and Ropes & Gray. Management provided the Board with a briefing on the acquisition landscape, including Sonoma-Cutrer, and management’s goals and objectives with respect to the potential transaction.
On September 18, 2023, Duckhorn, Brown Forman and Deloitte met via video conference to discuss revenue recognition, accounting and finance matters and balance sheet topics.
On September 20, 2023, Ropes & Gray delivered to Gibson Dunn a revised draft of the non-binding term sheet. The draft refined certain governance rights but did not address valuation.
Also on September 20, 2023, Brown-Forman, Duckhorn and Deloitte discussed revenue recognition, accounting/finance management team and balance sheet topics. Nomura and Duckhorn held a meeting with members of Brown-Forman to level set expectations of Sonoma-Cutrer’s current, standalone cost structure of the business and particular items that were accounted for at the corporate and business level.
On October 4, 2023, Brown-Forman delivered to Duckhorn a revised draft of the non-binding term sheet. The term sheet set forth a proposed $400 million total consideration for Sonoma-Cutrer to be paid in shares of Duckhorn.
On October 9, 2023, Duckhorn delivered to Brown-Forman a revised draft of the non-binding term sheet, which proposed a consideration mix of up to $60 million of the purchase price in cash and the remainder of the $400 million total consideration in shares of Duckhorn.
On October 16, 2023, Brown-Forman responded to Duckhorn’s revised draft of the non-binding term sheet, proposing a consideration mix of up to $30 million in cash and the remainder in shares of Duckhorn.
On October 22, 2023, Duckhorn revised its proposal for Sonoma-Cutrer, proposing a consideration mix of $50 million in cash and $350 million of shares of Duckhorn, calculated using a per-share value of $11.10.
On October 23, 2023, Duckhorn and Brown-Forman agreed in principal to the terms of a non-binding term sheet setting forth consideration structure and post-transaction governance rights. Duckhorn formally commenced detailed diligence, including with the help of legal, tax, accounting and other advisors, which continued until the execution of the Merger Agreement.
On October 24, 2023, Duckhorn, Brown-Forman and Greenhill & Co., Brown-Forman's financial advisor, met via video conference to discuss financial matters including capital expenditures and production. The teams discussed EBITDA adjustments, historical income statements, balance sheet and net working capital, as well as financial reporting infrastructure needed for the transaction.
On October 26, 2023, Gibson Dunn delivered to Ropes & Gray an initial draft of the Merger Agreement. Over the following weeks, Duckhorn and Brown-Forman, as well as their legal, tax accounting and other advisors, discussed the terms of the transaction and exchanged drafts of definitive documentation.
On November 1, 2023, Ropes & Gray sent Gibson Dunn a revised draft of the Merger Agreement. Over the following days until November 15, 2023, Gibson Dunn and Ropes & Gray exchanged multiple drafts of the Merger Agreement.
On November 1, 2023, Duckhorn and Brown-Forman teams met via video conference to discuss certain transaction points, including due diligence negotiations and intellectual property issues. The teams discussed Duckhorn’s business plan and projected financials. The teams also discussed intellectual property items including Sonoma-Cutrer’s trademark portfolio and intellectual property agreements.
On November 9, 2023, Duckhorn, Brown-Forman’s Corporate Development team, Ropes & Gray and Gibson Dunn met to negotiate the terms of the Merger Agreement.
On November 10, 2023, the Board of Duckhorn held a special meeting, which was attended by members of Duckhorn’s management team as well as representatives of Nomura and Ropes & Gray. Management provided an update on the negotiation of the terms of the transaction. Following deliberation, the Board expressed support towards finalizing the Merger Agreement and related agreements and decided to reconvene for a final meeting to vote on the transaction.

On November 14, 2023, Duckhorn, Brown-Forman’s Corporate Development team and Nomura met via video conference to discuss further diligence matters.
On November 15, 2023, the Board held a further special meeting, which was attended by members of Duckhorn’s management team as well as representatives of Nomura and Ropes & Gray. Members of management presented an overview of the key terms of the Merger Agreement and the related agreements and documents. Following the presentation, the Board of Directors unanimously (i) resolved to approve the Merger Agreement and the transactions contemplated thereby, including the Merger, and determined that the Share Issuance, the Charter Amendment and the Bylaws Amendment are advisable and in the best interests of Duckhorn and its stockholders; (ii) recommended that the Duckhorn stockholders approve the Share Issuance in accordance with the applicable provisions of Section 312.03(c) of the NYSE Listed Company Manual; (iii) directed that the Share Issuance be submitted to Duckhorn stockholders for their consideration and approval by written consent; (iv) approved, adopted and declared advisable the Charter Amendment; and (v) recommended that the stockholders of Duckhorn approve and adopt the Charter Amendment in accordance with Section 242 of the Delaware Code.
On November 16, 2023, the parties executed the Merger Agreement and certain ancillary documents and issued a press release announcing the Merger.
Later on November 16, 2023, following the execution of the Merger Agreement, TSG executed and delivered the Written Consent approving the Share Issuance and Charter Amendment.
Reasons for Entering into the Merger Agreement
The Merger Agreement was unanimously approved by our Board at a meeting held on November 15, 2023. Before reaching its decision, the Board:
•	reviewed our business and liquidity situation and growth plans;
•	engaged in meetings and calls with our management and representatives regarding Sonoma-Cutrer’s business, product and financial prospects, among other typical due diligence matters;
•	reviewed due diligence reports regarding legal, financial and accounting matters and certain tax matters related to the Merger and Sonoma-Cutrer;
•
considered the terms and conditions of the Merger Agreement, including the form and amount of the merger consideration and the representations, warranties, covenants, conditions to closing and termination rights contained in the Merger Agreement;

•	considered the relative ownership interests of the Brown-Forman and the Company’s stockholders in the Surviving Corporation immediately following the Merger; and
•	considered the likelihood that the Merger would be completed in a timely manner and that management would be able to successfully operate the Sonoma-Cutrer business after the completion of the Merger.
Based upon the above-described reasons, the Board decided to enter into the Merger Agreement based on its belief that the combination of Duckhorn and Sonoma-Cutrer will:
•	increase scale and enhance the Company’s distribution footprint;
•	completement the Company’s existing brand portfolio with an established brand with consumer affinity;
•	improve the Company’s offerings in Chardonnay, which serves as the foundation of the white wine category and leads the luxury segment;
•	diversify the Company’s grape supply and production with additional estate vineyards and production capabilities;
•	increase the Company’s stockholder value through enhanced revenue opportunities and cost saving strategies; and
•	be accretive to adjusted earnings-per-share starting in Fiscal Year 2025 with $5,000,000 of expected cost-saving synergies, primarily in operating expenses.

In the course of its deliberations, our Board also considered a variety of risks and countervailing reasons related to entering into the Merger Agreement, including:
•	the substantial expenses to be incurred in connection with the Merger;
•	the possible volatility, at least in the short term, of the trading price of our Company Common Stock resulting from the announcement of the Merger;
•	the potential of disruptive stockholder litigation following announcement of the Merger; and
•
various other risks associated with the combined business and the Merger, including those described in the section entitled “Risk Factors Related to the Merger and Merger Agreement” beginning on page 10 of this information statement.

The foregoing information and reasons considered by our Board are not intended to be exhaustive but are believed to include all of the material reasons considered by our Board. In view of the wide variety of reasons considered in connection with its evaluation of the Merger and the complexity of these matters, our Board did not find it useful to attempt, and did not attempt, to quantify, rank or otherwise assign relative weights to these reasons. In considering the reasons described above, individual members of our Board may have given different weight to different reasons. Our Board conducted an overall analysis of the reasons described above, including thorough discussions with, and questioning of, our management team, our legal and financial advisors, and considered the reasons overall to be favorable to, and to support, its determination.
Management of the Company after the Merger
Pursuant to the terms of the Merger Agreement, at the Effective Time, the Board of Directors will consist of 8 directors, 6 of whom were members of the Board immediately prior to the Effective Time and 2 who shall be designated by Brown-Forman immediately prior to the Effective Time in each case as contemplated in the A&R Stockholders Agreement, attached hereto as Annex D.
Material United States Federal Income Tax Consequences of the Merger
It is expected that the Merger and the other transactions contemplated by the Merger Agreement will not result in any material U.S. federal income tax consequences to holders of Company Common Stock.
Regulatory Approvals
The consummation of the Merger is subject to the absence of any law, statute, rule, regulation, executive order, decree, ruling, injunction or other order (whether temporary, preliminary or permanent) by any governmental entity of competent jurisdiction to prohibit, restrain, enjoin or make illegal the consummation of the Merger and the expiration or termination of the applicable waiting period (and any extension thereof) under the HSR Act. Under the HSR Act and the rules promulgated thereunder by the FTC, the Merger cannot be consummated until the Company and Brown-Forman each file their respective HSR Filings with the DOJ and FTC and the applicable waiting period has expired or been terminated. A transaction notifiable under the HSR Act may not be consummated until the expiration of a 30 calendar day waiting period following the parties’ filing of their respective HSR Filings, unless the waiting period is extended by a request for additional information or terminated earlier. On December 12, 2023, both the Company and Brown-Forman filed their respective HSR Filings. The applicable waiting periods expired on January 11, 2024.
At any time before or after the completion of the Merger, the DOJ, FTC, or U.S. state attorneys general could take action under any antitrust law, including seeking to enjoin, block or challenged the Merger, seeking divestiture of assets of the parties or requiring the parties to license, or hold separate, assets or terminate existing relationships and contractual rights, or seeking other remedies. In addition, in some circumstances, a third party could initiate a private action under applicable antitrust laws challenging or seeking to enjoin the Merger, before or after it is consummated.
No Further Vote Required in Connection with the Transactions
No further vote or consent of our stockholders or the shareholders of the Company, Brown-Forman or Sonoma-Cutrer is required to consummate the Merger or the other transactions contemplated by the Merger Agreement.

No Appraisal Rights in Connection with the Transactions
The Delaware Code does not provide dissenters’ rights of appraisal to our stockholders in connection with the matters discussed in this information statement.

THE MERGER AGREEMENT
The following discussion sets forth the material provisions of the Merger Agreement, a copy of which is attached as Annex A to this information statement and is incorporated by reference herein. The rights and obligations of the parties are governed by the express terms and conditions of the Merger Agreement and not by this discussion, which is summary by nature. This discussion is not complete and is qualified in its entirety by reference to the complete text of the Merger Agreement. You are encouraged to read the Merger Agreement carefully in its entirety, as well as this information statement and any documents incorporated by reference herein. This section is not intended to provide you with any factual information about us. Such information can be found elsewhere in this information statement and in the public filings we make with the SEC, as described in the section titled “Where You Can Find More Information,” beginning on page 46.
The Merger
On November 16, 2023, the Company entered into the Merger Agreement with Brown-Forman, Sonoma-Cutrer and Sub. Upon the terms and subject to the conditions provided in the Merger Agreement, and in accordance with the California Code, at the Effective Time, Sub shall be merged with and into Sonoma-Cutrer pursuant to which (a) the separate corporate existence of Sub shall cease, (b) Sonoma-Cutrer shall be the Surviving Corporation and shall continue its corporate existence under the laws of the State of California as a wholly owned subsidiary of the Company and (c) all of the properties, rights, privileges, powers and franchises of Sonoma-Cutrer will vest in the Surviving Corporation, and all of the debts, liabilities, obligations and duties of Sonoma-Cutrer will become the debts, liabilities, obligations and duties of the Surviving Corporation.
Closing and Effectiveness of the Merger
The Closing will take place remotely via electronic exchange of documentation and consideration required to be delivered at the Closing at 10:00 a.m. (Eastern Time) on the second business day following the satisfaction or, to the extent permitted by applicable law, waiver of all conditions to the parties’ obligations to effectuate the Closing (other than those conditions to be satisfied on the Closing Date or at the Closing itself, but subject to the satisfaction or waiver of such conditions at such time), or at such other place, time or date as the parties may agree. On the Closing Date, Brown-Forman and the Company will file an agreement of merger with the Secretary of State of the State of California in accordance with the relevant provisions of the California Code. The Merger will become effective at the time the agreement of merger is filed with the Secretary of State of the State of California or such other later time as Brown-Forman and the Company agree upon in writing and specify in the agreement of merger in accordance with the California Code.
Merger Consideration
Upon completion of the Merger, all shares of Sonoma-Cutrer common stock issued and outstanding immediately prior to the Effective Time (other than Cancelled Shares) will be converted into the right to receive aggregate consideration equal to (a) the Equity Consideration, which is an aggregate of 31,531,532 shares of Company Common Stock and (b) the Cash Consideration, which is an aggregate of $50,000,000. The Cash Consideration is subject to adjustments (positive or negative, as applicable) for net working capital, indebtedness, cash and transaction expenses. In addition, the mix of Cash Consideration and Equity Consideration is subject to certain tax-related adjustments in the event that the value of the aggregate payments of Merger Consideration (together with any other amounts treated as consideration for applicable tax purposes, the “Applicable Consideration”) made to Brown-Forman in the form of Equity Consideration is less than 80.5% of the total value of the Applicable Consideration as of the date on which payment is to be made pursuant to the Merger Agreement. The Cash Consideration is expected to be funded through cash on hand and borrowings under the Company’s revolving credit facility. The Merger is not subject to a financing condition.
Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of Sonoma-Cutrer
At the Effective Time, (a) the articles of incorporation of Sonoma-Cutrer shall be amended and restated to be in the form of articles of incorporation of Sub, as in effect immediately prior to the Effective Time, until amended in accordance with the provisions thereof and applicable law and (b) the bylaws of Sonoma-Cutrer shall be amended and restated to be in the form of the bylaws of Sub, in effect at the Effective Time until amended in accordance with the provisions thereof and applicable law, except in each case the name of Sonoma-Cutrer shall remain “Sonoma-Cutrer Vineyards, Inc.”

Second Amended and Restated Charter and Amended and Restated Bylaws of the Company
At the Effective Time, the Company’s (i) existing Amended and Restated Certificate of Incorporation and (ii) existing Amended and Restated Bylaws shall each be amended and restated in their entirety to read in substantially the form attached as Annex B and Annex C, respectively, to this information statement (and as attached as exhibits to the Merger Agreement).
Representations and Warranties
The Merger Agreement contains representations and warranties that Brown-Forman and Sonoma-Cutrer, on the one hand, and the Company, on the other hand, have made to one another (in some cases, as of specific dates) relating to their and our respective businesses. The assertions embodied in those representations and warranties were made solely for purposes of the Merger Agreement and may be subject to important qualifications and limitations (including through the use of exceptions for certain matters disclosed by the party that made the representations and warranties to the other party) agreed to by the parties in connection with negotiating the terms of the Merger Agreement. Accordingly, Company stockholders should not rely on representations and warranties as characterizations of the actual state of facts or circumstances, and should bear in mind that the representations and warranties were made solely for the benefit of the parties to the Merger Agreement, were negotiated for purposes of governing contractual rights and relationships and allocating contractual risk among the parties to the Merger Agreement as of specific dates, rather than to establish matters as facts, and may be subject to contractual standards of materiality different from those generally applicable to stockholders. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be reflected in our public disclosures. None of the representations and warranties will survive the Closing, and, therefore, they will have no legal effect under the Merger Agreement after the Effective Time. This description of the representations and warranties is included to provide Company stockholders with information regarding the terms of the Merger Agreement. The representations and warranties in the Merger Agreement and their description in this information statement should be read in conjunction with the other information contained in the reports, statements, and filings we publicly file with the SEC.
The representations and warranties made by Brown-Forman and Sonoma-Cutrer relate to, among other things:
•	due organization, valid existence, good standing, corporate power, qualification to do business and similar corporate matters;
•
corporate power and authority to enter into and perform their respective obligations under the Merger Agreement and consummate the Merger and the other transactions contemplated thereby, and the enforceability and due execution and delivery of the Merger Agreement;

•	Brown-Forman’s status as an “accredited investor”;
•
the absence of conflicts with organizational documents or any applicable law, rule, regulation, order, judgment or decree, in each case, as a result of the execution, delivery and performance of the Merger Agreement and the consummation of the transactions contemplated thereby;

•
the absence of defaults, breaches, violations, (including termination, cancellation or acceleration rights) or consents required under contracts, or creation of certain liens on assets or properties, in each case as a result of the execution, delivery and performance of the Merger Agreement and the consummation of the transactions contemplated thereby;

•
notices, authorizations, approvals, orders, permits, consents and filings required by governmental authorities to enter into the Merger Agreement, perform obligations thereunder and consummate the transactions contemplated thereby;

•	capitalization, capital structure and equity securities;
•	accuracy and sufficiency of financial statements;
•
the representation that since October 31, 2023, Sonoma-Cutrer’s business has been conducted in the ordinary course of business in all material respects and there has not been any change, event or development or prospective exchange, event or development that, individually or in the aggregate, has had or is reasonably likely to have a material adverse effect on the business of Sonoma-Cutrer;

•	compliance with applicable law and possession of required permits and licenses;
•
the absence of suits, claims, actions, proceedings or litigation pending or, to the knowledge of Sonoma-Cutrer, threatened against Sonoma-Cutrer or its respective assets or properties and the absence of certain orders or injunctions against Sonoma-Cutrer or its respective assets or properties;

•	labor and employment matters, including benefit plans;
•	title to and sufficiency of assets;
•	real and personal property;
•	intellectual property;
•	data privacy, data protection and cybersecurity;
•	tax matters;
•	environmental matters;
•	material contracts;
•	brokers’, finders’ and other fees or commissions;
•	bank accounts;
•	related party transactions;
•	Sonoma-Cutrer’s material suppliers;
•	inventory and products, and notices from the Food and Drug Administration; and
•	water rights.
The Company also made a number of representations and warranties. The topics covered by these representations and warranties include the following:
•	due organization, valid existence, good standing, corporate power, qualification to do business and similar corporate matters;
•
corporate power and authority to enter into and perform its obligations under the Merger Agreement and consummate the Merger and the other transactions contemplated thereby, and the enforceability and due execution and delivery of the Merger Agreement;

•	capitalization, capital structure and equity securities;
•
the absence of conflicts with organizational documents or any applicable law, rule, regulation, order, judgment or decree, in each case, as a result of the execution, delivery and performance of the Merger Agreement and the consummation of the transactions contemplated thereby;

•
the absence of defaults, breaches, violations, (including termination, cancellation or acceleration rights) or consents required under contracts, or creation of certain liens on assets or properties, in each case as a result of the execution, delivery and performance of the Merger Agreement and the consummation of the transactions contemplated thereby;

•
notices, authorizations, approvals, orders, permits, consents and filings required by governmental authorities to enter into the Merger Agreement, perform obligations thereunder and consummate the transactions contemplated thereby;

•	accuracy and sufficiency of financial statements and filings made with the SEC;
•
the representation that since July 31, 2023, the Company’s business has been conducted in the ordinary course of business in all material respects and there has not been any change, event or development or prospective exchange, event or development that, individually or in the aggregate, has had or is reasonably likely to have a material adverse effect on the Company;

•
the absence of suits, claims, actions, proceedings or litigation pending or, to the knowledge of the Company, threatened against the Company or its respective assets or properties and the absence of certain orders or injunctions against the Company or its respective assets or properties;

•	compliance with applicable law and possession of required permits and licenses;
•	ownership and operations of Sub;
•	sufficiency of funds to make required payments pursuant to the Merger Agreement;
•	related party transactions;
•	compliance with, and requirements under, federal alcohol laws;
•	brokers’, finders’ and other fees or commissions; and
•	the intended tax treatment of the Merger.
Some of the representations and warranties made by Brown-Forman and Sonoma-Cutrer, on the one hand, and the Company, on the other hand, are qualified as to materiality or by exceptions related to a material adverse effect with respect to the applicable party. Under the Merger Agreement, the term “material adverse effect” with respect to the applicable party means any event, change, occurrence or effect that (i) has, or would reasonably be expected to have, a material adverse effect on the business, financial condition or results of operations of the applicable party, or (ii) prevents the applicable party from consummating the Merger or any of the other transactions contemplated by the Merger Agreement; provided however, that, in the case of clause (i) above only, no event, change, occurrence or effect directly or indirectly arising out of, attributable to or resulting from any of the following, alone or in combination, shall be deemed to constitute, or be taken into account in determining whether there has been or would be, a “material adverse effect”; provided further, that, in the case of the first, second, third, fifth, sixth, seventh and eighth bullets below, such matters may be taken into account to the extent the impact of any such event, change, occurrence or effect has had a disproportionately adverse effect on the applicable party as compared to other companies operating in the same industries in which the applicable party operates (and provided further, that in such event, only the incremental disproportionate adverse impact shall be taken into account when determining whether there has been a “material adverse effect”):
•
any changes in general economic or business conditions or in the financial, debt, banking, capital, credit or securities markets, or in interest or exchange rates, in each case, in the United States or elsewhere in the world;

•	any changes or developments generally affecting the industries in which the applicable party operates;
•
any adoption, implementation, modification, repeal or other changes in any applicable laws, decrees, orders or other directives of any governmental authority (including any actions taken by any governmental authority in connection with any of the events set forth in the fifth, sixth, seventh or eighth bullets in this list, including adoption of or changes in any public health measures) or any changes in applicable accounting regulations or principles (including GAAP), or in interpretations of any of the foregoing;

•
any failure by the applicable party to meet internal or published projections, forecasts or revenue or earnings predictions or changes in applicable party’s stock price, in and of itself (provided, that the facts or occurrences giving rise to or contributing to such failure that are not otherwise excluded from the definition of “material adverse effect” may be taken into account in determining whether there has been a material adverse effect);

•
political, geopolitical, social or regulatory conditions, including any outbreak, continuation or escalation of any military conflict, declared or undeclared war, armed hostilities, civil unrest, public demonstrations, acts of sabotage, acts of foreign or domestic terrorism, malicious cyber-enabled activities (including hacking, data loss, ransomware and other unauthorized cyber intrusions that seek to compromise the confidentiality, integrity or availability of computer or communication systems or information therein), or governmental shutdown or slowdown, or any escalation or worsening of any such conditions;

•
any natural or manmade disasters or calamities, weather conditions including hurricanes, floods, mudslides, tornados, tsunamis, earthquakes and wild fires (including smoke taint in grapes or wine), or cyber outages or any escalation or worsening of such conditions, and any seasonal changes or climate change affecting the industries in which the applicable party operates;

•	any epidemic, pandemic or outbreak of disease (including, for the avoidance of doubt, COVID-19), or any escalation or worsening of such conditions;
•	any other regional, national or international calamity, crisis or emergency, whether or not caused by any person;
•	the announcement of the Merger Agreement or the pendency of the transactions contemplated thereby; or
•	any action taken (or omitted to be taken) by the applicable party pursuant to the written request of the other party.
The representations and warranties of each of the parties to the Merger Agreement will not survive the completion of the Merger or the termination of the Merger Agreement.
Conduct of Business of Sonoma-Cutrer Pending the Merger
Sonoma-Cutrer has agreed to restrictions on the operation of its business between the date of the Merger Agreement and the Closing Date. Except (i) as contemplated or permitted by the Merger Agreement, (ii) as set forth on Sonoma-Cutrer’s Disclosure Schedules attached to the Merger Agreement (the “Sonoma-Cutrer Disclosure Schedules”), (iii) as required by applicable law or any decree, order, directive or guideline issued by a governmental authority or (iv) with the prior written consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed), (a) the business of Sonoma-Cutrer shall be conducted in the ordinary course of business in all material respects and (b) Sonoma-Cutrer will not:
•	amend its organizational or governing documents;
•
sell, issue, grant or authorize the sale, issuance or grant of: (i) any equity interest of Sonoma-Cutrer, (ii) any option, restricted stock, restricted stock unit, performance stock unit, phantom stock, stock appreciation right, profits interest, call, warrant or right to acquire any equity interest of Sonoma-Cutrer (or whose value is directly related to Sonoma-Cutrer common stock), or (iii) any instrument convertible into or exchangeable for any equity interest of Sonoma-Cutrer;

•	reclassify, combine, split, subdivide or redeem, or purchase or otherwise acquire, directly or indirectly, any of its equity interests or make any other change with respect to its capital structure;
•
declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its equity interests (except for any cash dividend or distribution paid in full prior to the Closing);

•
except for the Merger, adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of Sonoma-Cutrer, or otherwise alter Sonoma-Cutrer’s corporate structure;

•	make any loans, advances or capital contributions to, or investments in, any other person;
•	create or incur or agree to create or incur certain types of indebtedness in excess of $200,000 individually or $500,000 in the aggregate;
•
acquire (by merger, amalgamation, plan of arrangement, consolidation, acquisition of stock or assets or otherwise), directly or indirectly, any corporation, partnership, limited liability company or other business organization or division thereof;

•
permit any of the assets of Sonoma-Cutrer valued at more than $200,000 individually or $500,000 in the aggregate to become subject to a lien, pledge or other encumbrance (other than a permitted encumbrance as described in the Merger Agreement);

•
sell, lease, license or otherwise dispose of any of Sonoma-Cutrer’s material assets other than (i) certain intellectual property, (ii) sales of inventory or equipment in the ordinary course of business, or (iii) with respect to obsolete assets;

•
(i) authorize, or make any commitment with respect to, capital expenditures or any liabilities or obligations in respect thereof in excess of 120% of Sonoma-Cutrer’s capital expenditure budget (a) for the fiscal year ending April 30, 2024 that has been approved by Brown-Forman’s Board of Directors, or (b) for the fiscal year ending April 30, 2025 once approved by Brown-Forman’s Board of Directors (provided, that such capital expenditure budget for the fiscal year ending April 30, 2025 shall not exceed 120% of the prior fiscal year’s capital expenditure budget), as applicable, or (ii) fail to continue to make capital expenditures consistent in all material respects with Sonoma-Cutrer’s capital expenditure budget (a) for the fiscal year ending April 30, 2024 that has been approved by Brown-Forman’s Board of Directors, or (b) for the fiscal year ending April 30, 2025 once approved by Brown-Forman’s Board of Directors, as applicable, and in each case under this clause (ii), other than deviations therefrom made in the ordinary course of business or with respect to expansion-related capital expenditures for the fiscal year ending April 30, 2025;

•
except to the extent required by applicable law (including Section 409(A) of the Internal Revenue Code of 1986), any arrangement in effect as of the date of the Merger Agreement, or as consistent with past practice, (i) increase the compensation or benefits of any service provider of Sonoma-Cutrer, other than any increase to annual base compensation in the ordinary course of business consistent with past practice with respect to non-officer service providers of Sonoma-Cutrer whose annual base compensation does not exceed $150,000 after giving effect to such increase, or (ii) amend, modify, adopt or terminate any employee benefit plan, including any pension, retirement, profit-sharing, bonus or other employee benefit or welfare benefit plan (other than any such adoption or amendment that does not materially increase the cost to Sonoma-Cutrer of maintaining the applicable compensation or benefit plan) with its current or former service providers of Sonoma-Cutrer;

•	hire, engage or terminate (other than for cause) the employment or engagement of any service provider of Sonoma-Cutrer whose annual base compensation is in excess of $200,000;
•
negotiate, modify, amend, extend or enter into any collective bargaining agreement or any other contract with any labor union or other employee representative body, or recognize or certify any such body;

•	implement any layoffs affecting, place on unpaid leave or furlough or materially reduce the hours or weekly pay of 25 or more employees (excluding, for avoidance of doubt, seasonal employees);
•
permit the lapse of any right relating to intellectual property material to Sonoma-Cutrer’s business or transfer, assign, license or otherwise encumber any rights related to intellectual property material to Sonoma-Cutrer, except where renewal is not feasible due to non-use of a given trademark in a particular jurisdiction or otherwise in the ordinary course of business;

•	disclose any trade secrets to a third party other than pursuant to a confidentiality agreement entered into in the ordinary course of business;
•
commence or settle any pending or threatened claim, action or charge by or before any governmental authority with an amount in controversy in excess of $200,000 individually or $500,000 in the aggregate; provided, that, in any case, Sonoma-Cutrer shall reasonably consult with the Company and shall consider the Company’s input in good faith prior to commencing or settling such claim, action or charge;

•
implement or adopt any material change in its methods of accounting, except as may be appropriate to conform to changes in statutory or regulatory accounting rules or GAAP or regulatory requirements with respect thereto;

•	enter into any new line of business outside of Sonoma-Cutrer’s business;
•
write up or write down any of its material assets or revalue its inventory, other than in accordance with the accounting principles, practices, assumptions, conventions and policies as set forth on Schedule 1.1(a) of the Sonoma-Cutrer Disclosure Schedules or to the extent otherwise required by changes in GAAP implemented after the date of the Merger Agreement;

•
make, change or revoke any material tax election, change any material method of accounting for tax purposes, change any annual tax accounting period, settle any material audit, assessment, dispute, proceeding or investigation in respect of material taxes or material tax returns, surrender any right to claim a material tax refund, file any amended material tax return, enter into any contract in respect of material taxes with any governmental authority, consent to any extension or waiver of the limitation period applicable to any material tax claim, assessment or adjustment;
•
(i) enter into or adopt any contract that if in effect on the date of the Merger Agreement would be a “Material Contract” (as defined in the Merger Agreement) or (ii) amend or modify, waive any material rights under, terminate or replace any “Material Contract”, in each case, outside of the ordinary course of business;

•
purchase, sell, transfer or otherwise dispose of any real property or enter into any lease, license or other occupancy or use agreement with respect to any real property (other than with respect to any grape purchase arrangements entered into in the ordinary course of business); or

•	agree to take any of the foregoing actions.
Conduct of Business of the Company Pending the Merger
Additionally, the Company has agreed to restrictions on the operation of its business between the date of the Merger Agreement and the Closing Date. Except (i) as contemplated or permitted by the Merger Agreement, (ii) as set forth on the Company’s Disclosure Schedules attached to the Merger Agreement (the “Company Disclosure Schedules”), (iii) as required by applicable law or any decree, order, directive or guideline issued by a governmental authority or (iv) with the prior written consent of Sonoma-Cutrer (which consent shall not be unreasonably withheld, conditioned or delayed), (a) the Company shall conduct its business in the ordinary course of business in all material respects and (b) the Company will not, and will cause its subsidiaries not to:
•	amend its organizational or governing documents;
•
sell, issue, grant or authorize the sale, issuance or grant of: (i) any equity interests of the Company, (ii) any option, call, warrant or right to acquire any equity interests of the Company or any of its subsidiaries (or whose value is directly related to shares of the Company or such subsidiary) or (iii) any instrument convertible into or exchangeable for any equity interests of the Company or such subsidiary (except that: (a) the Company may issue shares of Company Common Stock upon the exercise, settlement or conversion, as applicable, of any securities outstanding as of the date of the Merger Agreement convertible or exchangeable into shares of Company Common Stock in accordance with their existing terms, and (b) the Company may, in the ordinary course of business and consistent with past practices grant Company equity awards (and issue shares of Company Common Stock upon the settlement thereof): (A) to any newly hired employee or service provider of the Company or any of its subsidiaries under a Company employee benefit plan commensurate with his, her or their position with the Company or such subsidiary, and (B) to employees of the Company or any of its subsidiaries in connection with the Company’s ordinary course equity award grant process as described in the Company Disclosure Schedules; provided, however, that such Company equity awards shall be granted or issued pursuant to the Company’s applicable standard agreement and shall contain the Company’s standard vesting schedule);

•
amend or waive any of its rights under, or accelerate the vesting under, any provision of any Company equity plan or any provision of any agreement evidencing any outstanding Company equity award, or otherwise modify any of the terms of any outstanding Company equity award, warrant or other security or any related contract, other than (i) any acceleration of vesting that is contemplated in any Company equity plan in effect as of the date of the Merger Agreement, (ii) any other acceleration of vesting in an amount not to exceed $750,000 in the aggregate and (iii) any acceleration of vesting in accordance with the terms of any instruments or agreements in effect on the date of the Merger Agreement;

•
reclassify, combine, split, subdivide or redeem, or purchase or otherwise acquire, directly or indirectly, any of its capital stock or other equity or ownership interest or make any other change with respect to its capital structure;

•
enter into or amend any agreement with any holder of equity interests of the Company with respect to holding, voting or disposing of equity interests other than with respect to a change of control of the Company;

•	declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any equity interests;
•
adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of the Company or any of its subsidiaries, or otherwise alter the Company’s or any of its subsidiaries’ organizational structure; or

•	agree to take any of the foregoing actions.
Written Consent
Under the terms of the Merger Agreement, the Company was required, as soon as reasonably practicable but in any event within 24 hours after execution of the Merger Agreement, to provide Sonoma-Cutrer with a copy of the Written Consent and the Sub Written Consent. Following the execution of the Merger Agreement, both the Written Consent and the Sub Written Consent were delivered on November 16, 2023.
Board Recommendation
In connection with the Merger Agreement the Board unanimously resolved to recommend that the stockholders of the Company approve the Share Issuance and the Charter Amendment, in each case in accordance with the Delaware Code, as applicable.
Standstill
Pursuant to the terms of the Merger Agreement, Brown-Forman has agreed to a standstill provision, pursuant to which, subject to certain exceptions as described below, until Brown-Forman (together with its affiliates) beneficially owns less than 5% of the voting power of the Company’s outstanding securities, it will not, and will not cause or permit any of its controlled affiliates to, directly or indirectly, without the Company’s or its Board of Directors’ prior written consent, (i) acquire, offer to acquire or agree to acquire, by purchase or otherwise, beneficial ownership of the Company’s securities representing more than 40% of the voting power of the Company’s outstanding securities, (ii) make or become a participant in any “solicitation” of “proxies” (as such terms are defined in Regulation 14A as promulgated by the SEC) from holders of the Company’s securities, (iii) form, join or knowingly participate in a “group,” (other than with affiliates of Brown-Forman) as defined in Rule 13d-5 of the Exchange Act, as amended, with respect to the voting of any of the Company’s securities or (iv) nominate or cause to be nominated persons for election to the Company’s Board of Directors other than pursuant to the A&R Stockholders Agreement. The standstill restrictions shall immediately terminate, and Brown-Forman may engage in any of the foregoing activities, in the event that (i) the Company enters into a definitive written agreement providing for a change of control of the Company, (ii) (a) any person or group (other than Brown-Forman or any of its affiliates) commences a tender offer, exchange offer or other similar offer that, if consummated, would result in a change of control of the Company and (b) the Board of Directors of the Company either (x) publicly recommends that the Company consummate such transaction or (y) does not publicly recommend against such transaction within 10 business days of the public commencement of such tender offer, exchange offer or other similar offer, (iii) a change of control of the Company otherwise occurs or (iv) the Company files for, or becomes subject to a proceeding for, bankruptcy, reorganization, liquidation, dissolution or similar process.
The standstill provisions do not prohibit, restrict, hinder, limit or impede any of the following actions by Brown-Forman:
•
the submission of one or more confidential proposals for a potential negotiated transaction to the Chief Executive Officer of the Company (or other individuals specifically designated in writing by the Chief Executive Officer of the Company) or the Board of Directors so long as such confidential proposals are made in a manner that would not reasonably be expected to require Brown-Forman or the Company to make any public announcement regarding any such proposal(s), unless and until such proposal is approved by the Board of Directors;

•
the exercise of Brown-Forman’s rights or performance of any obligations under the Merger Agreement, the Company’s organizational or other governing documents, or the other transaction documents, including bringing any claim to enforce its rights thereunder or defending itself from any claim thereunder;

•
any action, omission or statement or other communication by a BF Designee (as defined in the A&R Stockholders Agreement) in a meeting of the Board of Directors or in discussions or deliberations among members of the Board of Directors of the Company, solely in his, her or their capacity as a member of the Board of Directors of the Company;

•
acquisitions made on a pro rata basis (based on economic ownership) as a result of a stock split, stock dividend, reorganization, recapitalization, reclassification, combination, exchange of shares or other like change approved by the Board of Directors of the Company;

•	acquisitions as a result of the exercise of Brown-Forman’s preemptive rights set forth in the Merger Agreement;
•
acquisitions (other than acquisitions consummated with the intent to circumvent the standstill provisions set forth in the Merger Agreement and described above) resulting from Brown-Forman or any of its controlled affiliates acquiring equity interests in a previously unaffiliated person that beneficially owns any of the Company’s securities at the time of the consummation of such acquisition, so long as such transaction is consummated for a bona fide business purpose (and not for the purpose of utilizing this exception);

•
acquisitions (other than acquisitions consummated with the intent to circumvent the standstill provisions set forth in the Merger Agreement and described above) by any mutual fund, pension trust, hedge fund, private equity fund or other investment vehicle in which Brown-Forman or any of its controlled affiliates holds an interest, but which is not controlled or advised by Brown-Forman or its controlled affiliates;

•
any statement or other communication to the extent necessary to comply with applicable law or any subpoena or other legal process or to respond to a request for information from any governmental authority, self-regulatory body or securities exchange with jurisdiction over such person from whom information is sought;

•	any statement or other communication regarding the Company by Brown-Forman to its or its controlled affiliates’ investors, potential investors or representatives;
•
granting any liens or encumbrances on any claims or interests in favor of a bank or broker-dealer or prime broker holding such claims or interests in custody or prime brokerage agreements or depositing (or withdrawing from deposit) any Company securities with a fiduciary or depositary pursuant to a deposit agreement or arrangements (including any prime broker account);

•	soliciting quotes or bids from brokers, market makers or similar persons in connection with pricing any Company securities or other valuation confirmations;
•
subject to compliance with applicable securities laws, negotiating, evaluating or trading, directly or indirectly, in any index, exchange traded fund, benchmark or other basket of securities which may include, or otherwise reflect the performance of, any Company securities;

•
participation on the same basis as other stockholders of the Company in any tender or exchange offer, consolidation, business combination, acquisition, merger, change of control or similar extraordinary transaction involving the Company or any sale of all or a substantial portion of the assets of the Company initiated by a third party (provided that any “solicitation” of “proxies” or any public announcement with respect to such transaction shall be governed by the standstill provisions set forth in the Merger Agreement and described above);

•	the receipt, in and of itself, by Brown-Forman or any of its controlled affiliates of any unsolicited inquiries or indications of interest; or
•	Brown-Forman or any of its controlled affiliates taking an action specifically invited in writing by the Company’s Board of Directors.
Lockup
In addition, Brown-Forman has agreed that it will not sell, assign, pledge, hypothecate or otherwise transfer or enter into an obligation regarding the future sale, assignment, pledge or transfer of (except for certain permitted transfers as described in the Merger Agreement), or dispose of any Company securities for a period of

18 months following the Effective Time. The lockup restrictions will terminate on the earlier of (x) the date that is 18-months following the Effective Time and (y) the occurrence of any of the following: (i) the Company’s entrance into a definitive written agreement providing for a change of control of the Company; (ii) the Company’s or Mallard’s or any of their respective affiliates’ entrance into a definitive agreement with any person or group (other than Brown-Forman or any of its affiliates) with respect to a tender offer, exchange offer or other similar offer that, if consummated, would result in a change of control of the Company; (iii) the occurrence of a change of control of the Company; (iv) the Company’s or any of its subsidiaries’ filing for, or becoming subject to a proceeding for, bankruptcy, reorganization, liquidation, dissolution or similar process.
Preemptive Rights
Pursuant to the Merger Agreement, for so long as Brown-Forman (together with its affiliates) beneficially owns any Company securities, Brown-Forman shall have preemptive rights to purchase its pro rata share of any issuances by the Company of new securities, subject to certain exceptions. Brown-Forman will have the option to exercise its preemptive rights on the same terms and conditions of the proposed issuance by providing written notice to the Company.
Efforts to Complete the Merger
General
Each of the parties shall use their respective commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, and cooperate with each other in order to do, all things necessary, proper or advisable under applicable law (including under any antitrust law) to consummate the transactions contemplated by the Merger Agreement at the earliest practicable date, including: (i) causing the preparation and filing of all forms, registrations and notices required to be filed to consummate the Merger and the taking of such actions as are necessary to obtain any requisite consent or expiration of any applicable waiting period under the HSR Act or any other antitrust law and (ii) using commercially reasonable efforts to resolve any objection asserted with respect to the transactions contemplated under the Merger Agreement under any antitrust law raised by any governmental authority.
Each of the parties agreed to prepare and file as promptly as practicable, and in any event by no later than 15 business days after the execution of the Merger Agreement all Notification and Report Forms required under the HSR Act. The Company may not withdraw any such filing more than once pursuant to the HSR Act without Sonoma-Cutrer’s prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed). Each party must pay all filing fees and other charges for its initial filings required under the HSR Act; provided, that, if any further filings are required in connection with a request for further information or documentary material from any governmental authority with respect to the Merger Agreement or the transactions contemplated hereby. The Company must pay all filing fees and other charges for such filings made by or on behalf of the Sonoma-Cutrer and the Company.
Communications with Governmental Entities
If a party receives a request for information or documentary material from any governmental authority with respect to the Merger Agreement or the transactions contemplated by the Merger Agreement, then such party must use commercially reasonable efforts to make as soon as reasonably practicable and after consultation with the other party, a response which is in substantial compliance with such request, and each party hereto shall bear its own fees and costs in connection with responding to any such request for information or documentary material.
The parties must keep each other apprised of status with respect to obtaining any regulatory approvals and contact with any governmental authority and work cooperatively in connection with obtaining the approvals of or clearances from each applicable governmental authority, including: (i) cooperating with each other in connection with filings required to be made by any party under any antitrust law and liaising with each other in relation to each step of the procedure before the relevant governmental authorities and as to the contents of all communications with such governmental authorities (and, in particular, to the extent permitted by law or governmental authority, no party will make any notification in relation to the regulatory approvals and consents contemplated hereunder without first providing the other party with a copy of such notification in draft form and giving such other party a reasonable opportunity to discuss its content before it is filed with the relevant governmental authorities, and such first party shall consider and take account of all reasonable comments timely made by the other party in this respect); (ii) furnishing to the other party all information within its possession that is required for any application or other regulatory filing to be made by the other party pursuant to the applicable law in connection with the transactions contemplated by the Merger Agreement; (iii) promptly notifying each other of any communications from or with any governmental authority with respect to obtaining any regulatory approvals and contact with any governmental authority and ensuring to the extent permitted by law or governmental authority that each of the parties is entitled to attend any meetings with or other appearances before any governmental authority; (iv) consulting and cooperating with one another in connection with all analyses, appearances, presentations, memoranda, briefs, arguments, opinions and proposals made or submitted by or on behalf of any party hereto in connection with proceedings under or relating to the antitrust laws and (v) without prejudice to any rights of the parties hereunder, consulting and cooperating in all respects with the other in defending all lawsuits and other proceedings by or before any governmental authority challenging the Merger Agreement or the consummation of the transactions contemplated by the Merger Agreement.
Actions by and Restrictions on the Company, Sonoma-Cutrer and Brown-Forman
Notwithstanding any other provision in the Merger Agreement, in no event shall the Company, Sonoma-Cutrer, Brown-Forman or any of their respective affiliates be required to (i) agree or proffer to divest or hold separate (in a trust or otherwise), or take any other action with respect to, any of their respective assets or businesses (including, assuming the consummation of the Merger, with respect to the Surviving Corporation or any of its affiliates), (ii) agree or proffer to limit in any manner whatsoever or not to exercise any rights of ownership of any securities (including the shares of Sonoma-Cutrer common stock and Company Common Stock), (iii) enter into any agreement that in any way limits the ownership or operation of any business of Sonoma-Cutrer (including, after the Effective Time, the Surviving Corporation), Brown-Forman, the Company or any of their respective affiliates, (iv) agree to obtain prior approval or consent or other approval or consent from a governmental authority, or submit a notification or otherwise notify the governmental authority, prior to consummating any future transaction (other than the transactions contemplated by the Merger Agreement) or (v) defend against, litigate, or otherwise participate in, any lawsuits and other proceedings by or before any governmental authority challenging the Merger Agreement or the consummation of the Merger under any antitrust law.
In the event either party receives a letter from any governmental authority stating that although the waiting period under the HSR Act will soon expire, the governmental authority has not yet completed any purported investigation of the proposed transaction, the parties agree that the receipt by either or both of them of such letter or other verbal or written communications from the governmental authority, shall not be a basis for asserting that any condition to Closing has not been satisfied.
Except as specifically required by the Merger Agreement, the Company, Sonoma-Cutrer and Brown-Forman shall not, and shall cause their respective controlled affiliates not to knowingly take any action, or knowingly refrain from taking any action, the effect of which would be to materially delay or impede the ability of the parties to consummate the transactions contemplated by the Merger Agreement (other than a change of control of the Company).
The Company, Sonoma-Cutrer and Brown-Forman shall not, and shall cause their respective controlled affiliates not to, acquire or agree to acquire (by merger, consolidation, purchase of equity interests or assets, joint venture or otherwise) any person or any business, division or portion thereof, if such acquisition or agreement would reasonably be expected to (i) impose any material delay in the obtaining of, or increase the risk of not obtaining, any consent, approval, authorization, qualification or order from a governmental authority necessary for the consummation of the transactions contemplated by the Merger Agreement or the expiration or termination of any applicable waiting period, (ii) materially increase the risk of any governmental authority entering an order prohibiting or delaying the consummation of the transactions contemplated by the Merger Agreement or (iii) materially increase the risk of not being able to remove any such order on appeal or otherwise.
The Company shall cooperate with Sonoma-Cutrer in the timely and full provision of any and all information necessary to be supplied by the Company and/or its investors, to the alcoholic beverage licensing agencies of the United States federal government and any state in which Sonoma-Cutrer does business. If any action or proceeding is instituted (or threatened), including any appeals, challenging the Merger as violating any law related to the production and sale of alcoholic beverages or if any decree, order, judgment or injunction (whether temporary, preliminary, or permanent) is entered, enforced or attempted to be entered or enforced by any alcoholic beverage licensing agency that would make the Merger illegal or otherwise delay or prohibit the consummation of the Merger, the Company, Sonoma-Cutrer and Brown-Forman shall use reasonable best efforts to contest and defend any such claim, cause of action or proceeding to avoid entry of, or to have vacated, lifted, reversed, repealed, rescinded or terminated, any decree, order, judgment, or injunction (whether temporary, preliminary or permanent) that prohibits, prevents, or restricts consummation of the Merger.
Employees
The Company shall provide, or cause to be provided, to the employees of Sonoma-Cutrer as of the Effective Time (the “Affected Employees”) during the 12 month period following the Effective Time (or, if shorter, the applicable Affected Employee’s period of employment) (i) base salaries or hourly wage rates, as applicable, consistent with those provided to similarly situated employees of the Company and its affiliates, (ii) target annual cash bonus opportunities (excluding long-term incentive, change in control, retention, transaction, deferred compensation, and equity or equity-based incentive opportunities) consistent with those provided to similarly situated employees of the Company and its affiliates and (iii) broad-based employee benefits (excluding change in control, retention, transaction, deferred compensation, and equity and or equity-based incentive opportunities, and other long-term incentives, defined benefit pensions and post-employment health or welfare benefits, (collectively, the “Excluded Benefits”)) that are substantially comparable in the aggregate to those provided to the Affected Employees immediately prior to the Effective Time or consistent with those provided to similarly situated employees of the Company and its affiliates.
The Company shall, or shall cause the Surviving Corporation to, honor all unused vacation, holiday, sickness and personal days accrued by the Affected Employees under the policies and practices of Sonoma-Cutrer in accordance with the terms of such policies and practices as in effect from time to time. In the event of any change in the welfare benefits provided to any Affected Employee under any plan, the Company shall use commercially reasonable efforts to, or shall cause the Surviving Corporation to, (i) waive all limitations as to preexisting conditions, exclusions and waiting periods with respect to participation and coverage requirements applicable to the Affected Employees and their covered dependents under such plan (except to the extent that such conditions, exclusions or waiting periods would apply under Sonoma-Cutrer’s then existing plans absent any change in such welfare coverage plan) and (ii) provide each Affected Employee and his, her or their covered dependents with credit for any co-payments and deductibles paid prior to any such change in coverage in satisfying any applicable deductible or out-of-pocket requirements under such new or changed plan for the plan year in which the Closing occurs. The Company shall, or shall cause the Surviving Corporation to, provide each Affected Employee with credit for all service (excluding for benefit accrual purposes under any defined benefit pension plan or retiree welfare benefit arrangement) with Sonoma-Cutrer and its affiliates under each employee benefit plan, policy, program or arrangement in which such Affected Employee is eligible to participate to the same extent such service was credited under the analogous Sonoma-Cutrer benefit plan, except to the extent that it would result in a duplication of benefits with respect to the same period of services and except for purposes of any Excluded Benefits.
Conditions to the Closing of the Merger
Each party’s obligation to effect the Merger is subject to the satisfaction or waiver of various conditions, which include the following:
•
no governmental authority having enacted, issued, promulgated, enforced or entered any law or any injunction, decree or order (whether temporary, preliminary or permanent) that is then in effect and that enjoins, restrains, makes illegal or otherwise prohibits the consummation of the transactions contemplated by the Merger Agreement or any of the A&R Stockholders Agreement, the Amended and Restated Registration Rights Agreement, dated as of November 16, 2023 (the “A&R Registration Rights Agreement”), the Transfer Restriction Agreement, dated as of November 16, 2023 (the “Transfer Restriction Agreement”), and a Transition Services Agreement to be entered into at or prior to the Closing (the “Transition Services Agreement”) (each an “Ancillary Agreement” and collectively, the “Ancillary Agreements”);

•
any applicable waiting period (and any extension thereof) under the HSR Act relating to the transactions contemplated by the Merger Agreement, as well as any agreement not to close embodied in a “timing agreement” between the parties and a governmental authority, having expired or been terminated;

•
the affirmative vote of the holders of a majority of the shares of Company Common Stock approving the Share Issuance and the Charter Amendment having been validly obtained under the Delaware Code and the Company’s organizational documents;

•	this information statement having been mailed to the Company’s stockholders at least 20 business days prior to the Closing Date; and
•	the shares of Company Common Stock issuable to Brown-Forman having been approved for listing on the NYSE, subject to official notice of issuance.
Brown-Forman and Sonoma-Cutrer are not obligated to effect the Merger under the Merger Agreement unless the following conditions are satisfied (or waived by the Company) at or prior to the Effective Time:
•
(i) each of the representations and warranties of the Company and Sub with respect to organization and standing, authority and capital stock as set forth in the Merger Agreement being true and correct in all but de minimis respects as of the date of the Merger Agreement and as of the Closing Date as if made as of the Closing Date (except to the extent such representations and warranties expressly relate to an earlier date, in which case as of such earlier date); and (ii) each of the other representations and warranties of the Company and Sub as set forth in the Merger Agreement being true and correct as of the date of the Merger Agreement and as of the Closing Date as though made as of the Closing Date (except to the extent such representations and warranties expressly relate to an earlier date, in which case as of such earlier date), except for inaccuracies of representations or warranties the circumstances giving rise to which, individually or in the aggregate, have not had and would not reasonably be expected to have a material adverse effect on the Company;

•
the Company and Sub having performed or complied with, in all material respects, all covenants and agreements required to be performed or complied with under the Merger Agreement at or prior to the Closing;

•	since the date of the Merger Agreement, no material adverse effect having occurred with respect to the Company;
•	Brown-Forman having received a certificate signed by an executive officer of each of the Company and Sub certifying the conditions in the preceding three bullet points have been satisfied; and
•
the Company having delivered to Brown-Forman, the Equity Consideration, an executed counterpart of the Transition Services Agreement, evidence that the Charter Amendment has been filed with the Secretary of the State of Delaware and evidence reasonably satisfactory to Brown-Forman that the Bylaws Amendment has been duly adopted in accordance with the Company’s organizational documents.

This Company and Sub are not obligated to effect the Merger under the Merger Agreement unless the following conditions are satisfied (or waived by us) at or prior to the Effective Time:
•
(i) each of the representations and warranties of Sonoma-Cutrer and Brown-Forman as applicable, relating to organization and standing, authority, capitalization and broker fees being true and correct in all but de minimis respects as of the date of the Merger Agreement and as of the Closing Date as if made as of the Closing Date (except to the extent such representations and warranties expressly relate to an earlier date, in which case as of such earlier date); (ii) each of the other representations and warranties of the Sonoma-Cutrer and Brown-Forman, as applicable, set forth in the Merger Agreement being true and correct as of the date of the Merger Agreement and as of the Closing Date as though made as of the Closing Date (except to the extent such representations and warranties expressly relate to an earlier date, in which case as of such earlier date), except for inaccuracies of representations or warranties the circumstances giving rise to which, individually or in the aggregate, have not had and would not reasonably be expected to have a material adverse effect on Sonoma-Cutrer, and (iii) in addition to the foregoing subsection (ii), the representations and warranties of the Sonoma-Cutrer and

Brown-Forman relating to real property and environmental matters set forth in the Merger Agreement being true and correct in all respects as of the date of the Merger Agreement (except to the extent such representations and warranties expressly relate to an earlier date, in which case as of such earlier date), except for inaccuracies of such representations or warranties the circumstances giving rise to which, individually or in the aggregate, have not had and would not reasonably be expected to have, an unmitigated material liability;
•
Sonoma-Cutrer and Brown-Forman having performed or complied with, in all material respects, all covenants and agreements required to be performed or complied with, under the Merger Agreement at or prior to the Closing;

•	since the date of the Merger Agreement, no material adverse effect having occurred with respect to Sonoma-Cutrer;
•	the Company having received a certificate signed by an executive officer of each of Sonoma-Cutrer and Brown-Forman certifying the conditions in the preceding three bullet points have been satisfied;
•
Sonoma-Cutrer and Brown-Forman as applicable, having delivered to the Company, an executed counterpart of the Transition Services Agreement and a copy of any applicable subsequent unaudited financial statements and/or subsequent audited financial statements; and

•
Sonoma-Cutrer having delivered to the Company such customary affidavits and indemnities as the Company’s title insurance company may reasonably require (including a so-called gap indemnity) in order to issue at the Closing, with respect to the real property owned by Sonoma-Cutrer, owner’s title insurance policies, non-imputation endorsements thereto, and any other customary endorsements thereto reasonably required by the Company. Such affidavits and indemnities shall relate, without limitation, to: (i) mechanics’ liens, repairs, and other works of improvement; (ii) parties in possession; and (iii) the status and capacity of Sonoma-Cutrer and the authority of the person or persons who are executing the various documents on behalf of Sonoma-Cutrer.

No party may rely on the failure of any condition set forth above to be satisfied if such failure was substantially caused by such party’s failure to comply with any provision of the Merger Agreement. As of the date of this information statement, the condition that the affirmative vote of the holders of a majority of the shares of Company Common Stock approving the Share Issuance and the Charter Amendment having been validly obtained under the Delaware Code and the Company’s organizational documents has been satisfied via the Company’s delivery of the Written Consent to Brown-Forman on November 16, 2023.
Termination of the Merger Agreement
The Company and Brown-Forman may terminate the Merger Agreement by mutual written consent.
Either the Company or Brown-Forman may terminate the Merger Agreement if:
•
the Merger has not been consummated by November 16, 2024; provided, however, that the right to terminate is not available if the failure of the party so requesting termination to fulfill any obligation under the Merger Agreement has been the cause of the failure of the Merger to be consummated on or prior to such date; or

•
any governmental authority having issued any injunction, decree or order or taken any other action restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated by the Merger Agreement and such injunction, decree, order or other action has become final and nonappealable; provided, that the party so requesting termination shall have complied with applicable regulatory approvals as more fully described in the section titled “The Merger – Regulatory Approvals” beginning on page 24.

The Company may terminate the Merger Agreement by written notice to Brown-Forman if neither the Company nor Sub is in material breach of its obligations under the Merger Agreement and Sonoma-Cutrer or Brown-Forman breaches or fails to perform in any respect any of its representations, warranties or covenants contained in the Merger Agreement and such breach or failure to perform: (i) would give rise to the failure of the conditions set out above on page 37, (ii) cannot be cured prior to November 16, 2024, or, if capable of being cured, has not been cured by the earlier of 2 business days prior to November 16, 2024, or the date that is 30 calendar days following delivery of written notice of such breach or failure to perform and (iii) has not been waived by the Company.
Brown-Forman may terminate the Merger Agreement by written notice to the Company:
•
if each of Sonoma-Cutrer and Brown-Forman are not in material breach of its obligations under the Merger Agreement and the Company or Sub breaches or fails to perform in any respect any of their representations, warranties or covenants contained in the Merger Agreement and such breach or failure to perform: (i) would give rise to the failure of the conditions set out above on page 37, (ii) cannot be cured prior to November 16, 2024, or, if capable of being cured, has not been cured by the earlier of 2 business days prior to November 16, 2024, or the date that is 30 calendar days following delivery of written notice of such breach or failure to perform and (iii) has not been waived by Brown-Forman (provided, that the Company’s failure to consummate the Closing on the Closing Date at the date and time required under the Merger Agreement shall not be considered a material breach entitling Brown-Forman to terminate the Merger Agreement) if the Company consummates the Closing within 3 business days of such date and time on which the Company was required to consummate the Closing set forth in the Merger Agreement;

•
if the consent of Mallard, in its capacity as a stockholder of the Company approving the Share Issuance, the Charter Amendment, the Bylaws Amendment and each other transaction contemplated by the Merger Agreement has not been delivered to Brown-Forman within 24 hours of the execution of the Merger Agreement; or

•
if (i) the Company or Mallard, enters into a definitive written agreement providing for a change of control of the Company; provided, that Brown-Forman must exercise its right to terminate the Merger Agreement not later than 10 business days after the date on which the Company has provided written notice to Brown-Forman that such a definitive agreement has been executed; or (ii) (x) any person or group (other than Brown-Forman or its affiliates) commences a tender offer, exchange offer or other similar offer that, if consummated, would result in a change of control of the Company and (y) the board of directors of the Company either publicly recommends that the Company consummate such transaction or does not publicly recommend against such transaction within 10 business days.

Termination Fee
We will be required to pay the Termination Fee to Brown-Forman within five business days if the Merger Agreement is terminated by Brown-Forman in the event that either we or Mallard, enters into a definitive written agreement providing for a change of control of the Company, as more fully described in the third bullet under the section titled “The Merger Agreement – Termination of the Merger Agreement” above.
If the Company fails to pay the Termination Fee to Brown-Forman, then the Company shall also be liable for (i) any reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees) incurred by Brown-Forman in connection with any action to enforce Brown-Forman’s rights to be paid the Termination Fee and (ii) interest on the unpaid portion of the Termination Fee from and including the date the Termination Fee was required to be paid until but excluding the date of payment, which interest shall accrue at a rate per annum equal to 8%.
If following an offer by any person to enter into a transaction that would constitute a change of control of the Company, Brown-Forman or any of its affiliates requests in writing or orally, payment (in cash or any other form of consideration) from such person in connection with such offer in exchange for a waiver by Brown-Forman of its right to terminate the Merger Agreement by reason of the change of control of the Company, then Brown-Forman shall forfeit its right to terminate the Merger Agreement and receive the Termination Fee; provided, however, that if such request is made orally, Brown-Forman shall not forfeit such rights if Brown-Forman withdraws such oral request no later than 24 hours after receiving a written request from the Company that Brown-Forman withdraws such oral request.

Amendment and Waiver of the Merger Agreement
The Merger Agreement may be amended, modified or supplemented by the parties at any time prior to the Closing Date by an instrument in writing specifically designated as an amendment hereto, signed on behalf of each of the parties in interest at the time of the amendment.
At any time prior to the Effective Time, the Company (on behalf of itself and Sub), on the one hand, and Brown-Forman (on behalf of itself and Sonoma-Cutrer), on the other hand, may (i) extend the time for performance of any of the obligations or other acts of the other party contained in the Merger Agreement, (ii) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document, certificate or writing delivered by such party, or (iii) waive compliance by the other party with any of the agreements or conditions contained in the Merger Agreement. Any agreement on the part of any party to any such extension or waiver shall be valid only if set forth in a written agreement signed on behalf of such party. Any agreement on the part of any party to any such waiver shall be valid only if set forth in a written instrument executed and delivered by a duly authorized officer on behalf of such party.
No Third-Party Beneficiaries
Nothing in the Merger Agreement, express or implied, is intended to or shall confer upon any other person other than the parties and their respective successors and permitted assigns any legal or equitable right, benefit or remedy of any nature under or by reason of the Merger Agreement.
Governing Law
The Merger Agreement and any claims or causes of action arising out of or relating to the Merger Agreement, the negotiation, execution or performance of the Merger Agreement or the transactions contemplated thereby (whether in contract, in tort, under statute or otherwise) are governed by, and interpreted, construed and enforced in accordance with, the internal laws of the State of Delaware, including its statutes of limitations, without giving effect to any choice or conflict of laws rules or provisions (whether of the State of Delaware or any other jurisdiction) that would result in the application of the laws of any jurisdiction other than the State of Delaware.
Jurisdiction
Each of the parties irrevocably agreed that any legal action or proceeding arising out of or relating to the Merger Agreement brought by any party or its successors or assigns against any other party shall be brought and determined in the Court of Chancery of the State of Delaware, provided that if jurisdiction is not then available in the Court of Chancery of the State of Delaware, then any such legal action or proceeding may be brought in any federal court located in the State of Delaware or any other Delaware state court. Each of the parties irrevocably agreed to submit themselves to the exclusive jurisdiction of the aforesaid courts and with respect to their property, generally and unconditionally, with regard to any such action or proceeding arising out of or relating to the Merger Agreement and the transactions contemplated thereby.
Specific Performance
Each of the parties is entitled to specific performance of the terms in the Merger Agreement, including an injunction or injunctions to prevent breaches of the Merger Agreement and to enforce specifically the terms and provisions of the Merger Agreement in the Court of Chancery of the State of Delaware, provided, that if jurisdiction is not then available in the Court of Chancery of the State of Delaware, then the parties may seek specific performance in any federal court located in the State of Delaware or any other Delaware state court, this being in addition to any other remedy to which such party is entitled in equity or at law. Each of the parties waives any defense in any action for specific performance that a remedy at law would be adequate and any requirement under any law to post security as a prerequisite to obtaining equitable relief.
Waiver of Jury Trial
Each of the parties irrevocably waived all right to a trial by jury in any action, proceeding or counterclaim arising out of or relating to the Merger Agreement or the transaction contemplated thereby.

Non-Recourse
Except for the liabilities and obligations of the parties to the confidentiality agreement by and between the Company and Brown-Forman, dated as of March 14, 2023, and the Ancillary Agreements and claims for fraud, the Merger Agreement may only be enforced against, and any claims or actions that may be based upon, in respect of, arise under, out or by reason of, be connected with, or relate in any manner to the Merger Agreement or the transactions contemplated thereby, or the negotiation, execution, or performance of the Merger Agreement may only be made against the Company, Sonoma-Cutrer, Brown-Forman, Sub or any of the parties named in any Ancillary Agreement.
Related Agreements
A&R Stockholders Agreement
The Company entered into the A&R Stockholders Agreement, dated November 16, 2023, by and among the Company, Mallard and Brown-Forman, which amended and restated the Stockholders Agreement dated March 17, 2021, by and between the Company and Mallard (the “Prior Agreement”). Pursuant to the terms of the A&R Stockholders Agreement, following the Effective Time, Mallard and Brown-Forman will have the right to designate 3 individuals and 2 individuals, respectively, for nomination to the Board of Directors. Each of Mallard’s and Brown-Forman’s nomination rights are subject to step-downs based on ownership of Company Common Stock as described in the A&R Stockholders Agreement. The A&R Stockholders Agreement contains certain other restrictive covenants, including restrictions on Mallard’s ability to vote a portion of the shares of Company Common Stock it beneficially owns in connection with any change of control transaction relating to the Company. The A&R Stockholders Agreement is effective upon completion of the Merger and will automatically terminate, with the Prior Agreement continuing in effect, in the event the Merger Agreement is terminated without the consummation of the Merger.
Pursuant to the terms of the A&R Stockholders Agreement, if any provision of the A&R Stockholders Agreement is held to be invalid, illegal or unenforceable in any respect under applicable law, the A&R Stockholders Agreement shall be construed and enforced as if such invalid, illegal or unenforceable provision had never been contained therein. On February 23, 2024, the Delaware Court of Chancery issued a decision in a class action lawsuit (West Palm Beach Firefighters’ Pension v. Moelis & Co.) which concluded that certain provisions from the operative stockholder’s agreement at issue in that lawsuit, which are similar to certain provisions contained in the A&R Stockholders Agreement, are invalid under the Delaware Code. The relevant provisions of the A&R Stockholders Agreement include (i) the requirement that the Board of the Company recommend for election the director nominees of TSG and Brown-Forman, (ii) the right of TSG and Brown-Forman to fill vacancies created by an absence of their respective director representatives, (iii) the requirement that TSG and Brown-Forman consent to a change in the size of the Board of the Company and (iv) the right of TSG’s and Brown-Forman’s director representatives to serve on each committee of the Board (collectively, the “Unenforced Provisions”). On the basis of the findings of the Delaware Court of Chancery and pursuant to the terms of the A&R Stockholders Agreement, unless and until the decision is modified by applicable law (including being reversed on appeal, modified by future decisions, or pursuant to an amendment to the Delaware Code), the Company construes the A&R Stockholders Agreement and will act as though the Unenforced Provisions are not contained therein, and the Unenforced Provisions are not in effect or binding on the Company or the Board of the Company. The Company has informed TSG and Brown-Forman of its intentions and been informed by each that each has no objection. Other than the Unenforced Provisions, the A&R Stockholders Agreement will become effective on its existing terms upon the consummation of the Merger.
A&R Registration Rights Agreement
In connection with the Merger, the Company entered into the A&R Registration Rights Agreement, attached hereto as Annex E, dated November 16, 2023, by and between the Company, Mallard and Brown-Forman, which amended and restated the prior Registration Rights Agreement, dated March 17, 2021, by and between the Company and Mallard. The A&R Registration Rights Agreement grants each of Mallard and Brown-Forman customary registration rights as described therein.
Transfer Restriction Agreement
In connection with the Merger, the Mallard and Brown-Forman entered into a Transfer Restriction Agreement, dated November 16, 2023, attached hereto as Annex F, pursuant to which Mallard granted

Brown-Forman a right of first offer for Mallard’s Company Common Stock in certain circumstances and subject to limitations. The right of first offer does not apply in circumstances where Brown-Forman’s acquisition of Company Common Stock would violate the restrictions described above in “The Merger Agreement — Standstill” on page 33.
Second Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of the Company
In connection with the Merger, the Company’s (i) existing Amended and Restated Certificate of Incorporation and (ii) existing Amended and Restated Bylaws shall each be amended and restated in their entirety to read in substantially the form attached as Annex B and Annex C, respectively, to this information statement (and as attached as exhibits to the Merger Agreement), to (a) include Brown-Forman as an “exempted person” in the Company’s corporate opportunity waiver, (b) carve-out Brown-Forman from the Company’s “interested stockholder” provision pursuant to Section 203 of the Delaware Code, and (c) require at least 1 director designated by Brown-Forman to be present to establish a quorum of the Board of Directors, unless such right has been waived by Brown-Forman.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information with respect to the beneficial ownership of Company Common Stock for (a) each person, or group of affiliated persons, known by the Company to beneficially own more than 5% of the outstanding shares of Company Common Stock, (b) each member of the Board, (c) each of the Company’s named executive officers and (d) all of the Company’s directors and executive officers as a group. For the Company’s directors and executive officers, the information is as of March 12, 2024. For other stockholders who beneficially own more than 5% of the outstanding shares of Company Common Stock, the shares owned are as of the dates provided in the most recent filings made by such stockholder with the SEC.
Beneficial ownership is determined in accordance with SEC rules. The information is not necessarily indicative of beneficial ownership for any other purpose. In general, under these rules a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares voting power or investment power with respect to such security. A person is also deemed to be a beneficial owner of a security if that person has the right to acquire beneficial ownership of such security within 60 days. To the Company’s knowledge, except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Company Common Stock beneficially owned by that person.
The percentage of shares beneficially owned is computed on the basis of 115,409,107 shares of Company Common Stock outstanding as of March 12, 2024. Unless otherwise indicated below, the address for each beneficial owner listed is c/o The Duckhorn Portfolio, Inc., 1201 Dowdell Lane St. Helena, CA 94574.
Beneficial Ownership of Company Common Stock Table
	Company Common Stock beneficially owned
Name of beneficial owner	Number	Percentage
5% stockholders:
Mallard Holdco, LLC(1)	61,404,559	53.2%
Select Equity Group, L.P.(2)	8,406,702	7.3%
Directors and named executive officers:
Deirdre Mahlan(3)	86,726	*
Jennifer Fall Jung	—	—
Pete Przybylinski(4)	441,040	*
Zach Rasmuson(5)	513,587	*
Sean Sullivan(6)	205,105	*
Daniel Costello(7)	—	—
Melanie Cox(8)	19,182	*
Charles Esserman(7)	—	—
Michelle Gloeckler(9)	16,599	*
Adriel Lares(10)	12,779	*
James O’Hara(7)	308,736	*
Alex Ryan(11)	1,851,125	1.6%
Lori Beaudoin(12)	820,909	*
All executive officers and directors as a group (11 persons)(13)	1,603,754	1.4%
(*)	Represents beneficial ownership or voting power of less than 1%.
(1)
Consists of 61,404,559 shares of Company Common Stock, held directly by Mallard Holdco, LLC. Voting and investment decisions with respect to securities held by Mallard Holdco, LLC are made by a committee of three or more individuals, none of whom individually has the power to direct such decisions. The address of Mallard Holdco, LLC is c/o TSG Consumer Partners, LLC, 1100 Larkspur Landing Circle Suite 360, Larkspur CA 94939. The reported ownership does not include 390,457 shares of Common Stock held by TSG7 A L.P., an indirect member in Mallard Holdco, LLC.

(2)	Based on a Schedule 13G/A filed by Select Equity Group, L.P. with the SEC on February 14, 2024. The address for Select Equity Group, L.P. is 380 Lafayette Street, 6th Floor, New York, New York 10003.
(3)	Includes 76,726 shares of Company Common Stock underlying RSUs held by Ms. Mahlan that have vested or will vest within 60 days.
(4)	Includes 34,311 options to purchase Company Common Stock exercisable within 60 days and 11,436 shares of common stock underlying RSUs held by Mr. Przybylinski that have vested or will vest within 60 days. Also includes 288,533 shares of Company Common Stock held by The Przybylinski Family Trust dated July 24, 2006, for which Mr. Przybylinski is trustee.
(5)
Includes 34,311 options to purchase Company Common Stock exercisable within 60 days and 11,436 shares of Company Common Stock underlying RSUs held by Mr. Rasmuson that have vested or will vest within 60 days. Also includes 361,108 shares of Company Common Stock held by Rasmuson 2016 Family Trust, for which Mr. Rasmuson is trustee.

(6)
Includes 34,311 options to purchase Company Common Stock exercisable within 60 days and includes 11,436 shares of Company Common Stock underlying RSUs held by Mr. Sullivan that have vested or will vest within 60 days.

(7)
Does not include shares of Company Common Stock beneficially owned by Mallard Holdco, LLC. Mr. Esserman is Chief Executive Officer of TSG, Mr. O’Hara is President of TSG and Mr. Costello is Managing Director of TSG, and therefore may be deemed to beneficially own such shares, however each disclaims beneficial ownership of such shares.

(8)	Includes 19,182 shares of Company Common Stock underlying RSUs held by Ms. Cox that have vested or will vest within 60 days.
(9)	Includes 16,599 shares of Company Common Stock underlying RSUs held by Ms. Gloeckler that have vested or will vest within 60 days.
(10)	Includes 12,779 shares of Company Common Stock underlying RSUs held by Mr. Lares that have vested or will vest within 60 days.
(11)
Reflects information available to the Company in connection with the preparation of the Company’s Proxy Statement on Schedule 14A related to its Fiscal 2024 Annual Meeting, filed on November 22, 2023. Includes 248,182 options to purchase shares of Company Common Stock exercisable within 60 days of November 20, 2023 and 55,448 shares of Company Common Stock underlying RSUs held by Mr. Ryan that have vested or will vest within 60 days of November 20, 2023. Also includes 1,547,495 shares of Company Common Stock held by the Alex and Jeanine Ryan 2015 Revocable Trust, for which Mr. Ryan is trustee.

(12)
Reflects information available to the Company in connection with the preparation of the Company’s Proxy Statement on Schedule 14A related to its Fiscal 2024 Annual Meeting, filed on November 22, 2023. Includes 26,214 shares of Company Common Stock underlying RSUs held by Ms. Beaudoin that have vested or will vest within 60 days of November 20, 2023. Also includes 794,695 shares of Company Common Stock held by the Brian and Lori Beaudoin Trust 2005 dated May 19, 2005, as Amended and Restated on July 19, 2022, for which Ms. Beaudoin is trustee.

(13)	Includes 102,933 options to purchase shares of Company Common Stock exercisable within 60 days and 159,594 shares of Company Common Stock underlying RSUs that have vested or will vest within 60 days.

WHERE YOU CAN FIND MORE INFORMATION
We file annual, quarterly and current reports, and other documents with the SEC. These reports contain additional information about the Company. Stockholders may read and copy these reports and other information without charge at the SEC’s website located at www.sec.gov. Stockholders can also obtain free copies of our SEC filings through the “Financials” section of the Company’s website at https://ir.duckhorn.com/financials/sec-filings/default.aspx. Our website address and Brown-Forman’s website address are being provided as an inactive textual reference only. The information provided on our website, other than the copies of the documents listed or referenced below that have been or will be filed with the SEC, and the information provided on Brown-Forman’s website are not part of this information statement, and therefore are not incorporated herein by reference.
The SEC allows the Company to “incorporate by reference” information that it files with the SEC in other documents into this information statement. This means that the Company may disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this information statement. This information statement and the information that the Company files later with the SEC may update and supersede the information incorporated by reference. Such updated and superseded information will not, except as so modified or superseded, constitute part of this information statement.
The Company incorporates by reference each document it files under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of the initial filing of this information statement and before the Effective Time. The Company also incorporates by reference in this information statement the following documents filed by it with the SEC under the Exchange Act except for any information furnished under Item 2.02 or Item 7.01 of our Current Reports on Form 8-K which is not deemed to be filed and not incorporated by reference herein (unless otherwise noted):
•	Annual Report on Form 10-K for the fiscal year ended July 31, 2023 (filed with the SEC on September 27, 2023 and amended on October 19, 2023);
•	Quarterly Reports on Form 10-Q for the quarterly periods ended October 31, 2023 (filed with the SEC on December 6, 2023) and January 31, 2024 (filed with the SEC on March 7, 2024); and
•	Current Reports on Forms 8-K filed with the SEC on September 27, 2023, November 17, 2023, January 12, 2024 and January 24, 2024.
The Company undertakes to provide without charge to each person to whom a copy of this information statement has been delivered, upon request, by first class mail or other equally prompt means, a copy of any or all of the documents incorporated by reference in this information statement, other than the exhibits to these documents, unless the exhibits are specifically incorporated by reference into the information that this information statement incorporates. You may obtain documents incorporated by reference by requesting them in writing or by telephone.
Brown-Forman and Sonoma-Cutrer have supplied, and the Company has not independently verified, the information in this information statement relating to Brown-Forman and Sonoma-Cutrer.
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” information statements and annual reports. This means that only one copy of our information statement and annual report to stockholders may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document upon written or oral request. Please direct your inquiry or request by mail or telephone to us at the above address and telephone number. If you want to receive separate copies of this information statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and telephone number.
Stockholders should not rely on information that purports to be made by or on behalf of the Company other than that contained in or incorporated by reference in this information statement. The Company has not authorized anyone to provide information on behalf of the Company that is different from that contained in this information statement. This information statement is dated [ ], 2024. No assumption should be made that the information contained in this information statement is accurate as of any date other than that date, and the mailing of this information statement will not create any implication to the contrary.

Annex A

Execution Version
AGREEMENT AND PLAN OF MERGER

by and among

THE DUCKHORN PORTFOLIO, INC.,

AUGUSTE MERGER SUB, INC.,

BROWN-FORMAN CORPORATION,

and

SONOMA-CUTRER VINEYARDS, INC.

Dated as of November 16, 2023

A-i

A-ii

A-iii

AGREEMENT AND PLAN OF MERGER
This AGREEMENT AND PLAN OF MERGER, dated as of November 16, 2023 (this “Agreement”), is by and among (i) The Duckhorn Portfolio, Inc., a Delaware corporation (“Acquiror”), (ii) Auguste Merger Sub, Inc., a California corporation and an indirect wholly owned subsidiary of Acquiror (“Sub”), (iii) Brown-Forman Corporation, a Delaware corporation (“Company Parent”), and (iv) Sonoma-Cutrer Vineyards, Inc., a California corporation and a wholly owned subsidiary of Company Parent (the “Company”).
RECITALS
WHEREAS, the Company is in the business of marketing, selling, producing (including growing and harvesting grapes and winemaking), bottling and distributing premium wine under the Brand (the “Business”);
WHEREAS, the parties intend to effect the merger of Sub with and into the Company, with the Company continuing as the surviving corporation (the “Merger”), on the terms and subject to the conditions set forth herein;
WHEREAS, the parties intend that the Merger will qualify for the Intended Tax Treatment;
WHEREAS, the Boards of Directors of Sub and the Company have (i) determined that the Merger would be advisable and fair to, and in the best interests of, their respective shareholders and (ii) approved and adopted this Agreement, the Merger and the other transactions contemplated by this Agreement in accordance with the Corporations Code of the State of California (“California Code”), as applicable;
WHEREAS, the Board of Directors of Acquiror has (a) approved and adopted this Agreement, the Merger and the other transactions contemplated by this Agreement, including (i) the issuance of common stock, par value $0.01 per share, of Acquiror (“Acquiror Common Stock”) constituting the Equity Consideration pursuant to the Merger as contemplated by this Agreement (the “Share Issuance”), (ii) the Charter Amendment, and (iii) the Bylaws Amendment, and (b) determined to recommend that the stockholders of Acquiror approve the Share Issuance and the Charter Amendment, in each case in accordance with the General Corporation Law of the State of Delaware (the “Delaware Code”), as applicable;
WHEREAS, promptly, but in any event within 24 hours, following the execution and delivery of this Agreement, Acquiror will obtain and deliver to Company Parent the written consent of Mallard Holdco, LLC, a Delaware limited liability company (“Mallard”), in the form attached hereto as Exhibit A (the “Acquiror Stockholder Consent”), in its capacity as a stockholder of Acquiror, which shall be sufficient to approve the Share Issuance, the Charter Amendment, the Bylaws Amendment and each other transaction contemplated by this Agreement in accordance with the Delaware Code, Acquiror’s Organizational Documents and the rules and regulations of the New York Stock Exchange (“NYSE”);
WHEREAS, concurrently with the execution and delivery of this Agreement, Acquiror, Company Parent and Mallard are entering into an amended and restated stockholders agreement of Acquiror in the form attached hereto as Exhibit B (the “A&R Stockholders Agreement”), which shall become effective as of the Effective Time;
WHEREAS, concurrently with the execution and delivery of this Agreement, Acquiror, Company Parent and Mallard are entering into an amended and restated registration rights agreement of Acquiror in the form attached hereto as Exhibit C (the “A&R Registration Rights Agreement”), which shall become effective as of the Effective Time;
WHEREAS, concurrently with the execution and delivery of this Agreement, Company Parent and Mallard are entering into a transfer restriction agreement in the form attached hereto as Exhibit D (the “Transfer Restriction Agreement”), which shall become effective as of the Effective Time; and
WHEREAS, Acquiror, Sub, Company Parent and the Company desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe various conditions to the Merger.

AGREEMENT
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties agree as follows:
ARTICLE I
DEFINITIONS
Section 1.1 Certain Defined Terms. For purposes of this Agreement:
“Acquiror Material Adverse Effect” means any event, change, occurrence or effect that (i) has, or would reasonably be expected to have, a material adverse effect on the business, financial condition or results of operations of Acquiror and its Subsidiaries, taken as a whole, or (ii) prevents Acquiror from consummating the Merger or any of the other transactions contemplated by this Agreement; provided however, that, in the case of clause (i) only, no event, change, occurrence or effect directly or indirectly arising out of, attributable to or resulting from any of the following, alone or in combination, shall be deemed to constitute, or be taken into account in determining whether there has been or would be, an Acquiror Material Adverse Effect: (1) any changes in general economic or business conditions or in the financial, debt, banking, capital, credit or securities markets, or in interest or exchange rates, in each case, in the United States or elsewhere in the world, (2) any changes or developments generally affecting the industries in which Acquiror and its Subsidiaries operate, (3) any adoption, implementation, modification, repeal or other changes in any applicable Laws, decrees, orders or other directives of any Governmental Authority (including any actions taken by any Governmental Authority in connection with any of the events set forth in clauses (5), (6), (7) or (8) of this definition, including adoption of or changes in any Public Health Measures) or any changes in applicable accounting regulations or principles (including GAAP), or in interpretations of any of the foregoing, (4) any failure by Acquiror and its Subsidiaries to meet internal or published projections, forecasts or revenue or earnings predictions or changes in Acquiror’s stock price, in and of itself (provided, that the facts or occurrences giving rise to or contributing to such failure that are not otherwise excluded from the definition of “Acquiror Material Adverse Effect” may be taken into account in determining whether there has been a Acquiror Material Adverse Effect), (5) political, geopolitical, social or regulatory conditions, including any outbreak, continuation or escalation of any military conflict, declared or undeclared war, armed hostilities, civil unrest, public demonstrations, acts of sabotage, acts of foreign or domestic terrorism, malicious cyber-enabled activities (including hacking, data loss, ransomware and other unauthorized cyber intrusions that seek to compromise the confidentiality, integrity or availability of computer or communication systems or information therein), or governmental shutdown or slowdown, or any escalation or worsening of any such conditions, (6) any natural or manmade disasters or calamities, weather conditions including hurricanes, floods, mudslides, tornados, tsunamis, earthquakes and wild fires (including smoke taint in grapes or wine), or cyber outages, or any escalation or worsening of such conditions, and any seasonal changes or climate change affecting the industries in which Acquiror and its Subsidiaries operates, (7) any epidemic, pandemic or outbreak of disease (including, for the avoidance of doubt, COVID-19), or any escalation or worsening of such conditions, (8) any other regional, national or international calamity, crisis or emergency, whether or not caused by any Person, (9) the announcement of this Agreement or the pendency of the transactions contemplated hereby, or (10) any action taken (or omitted to be taken) by Acquiror and its Subsidiaries pursuant to the written request of Company Parent; provided, that, notwithstanding the foregoing, in the case of clauses (1), (2), (3), (5), (6), (7) and (8), such matters may be taken into account to the extent the impact of any such event, change, occurrence or effect has had a disproportionately adverse effect on the Acquiror and its Subsidiaries as compared to other companies operating in the same industries in which the Acquiror and its Subsidiaries operates (and provided further, that in such event, only the incremental disproportionate adverse impact shall be taken into account when determining whether there has been a “Acquiror Material Adverse Effect”).
“Acquiror Transaction Expenses” means the fees, costs and expenses accrued, incurred or payable by the Acquiror or its Subsidiaries with respect to the time period on or prior to the Closing Date (regardless of when the invoice with respect thereto is delivered) in connection with the transactions contemplated by this Agreement, including without limitation, (i) all fees and expenses of counsel, advisors, consultants, investment bankers, accountants, auditors and any other experts in connection with the transactions contemplated by this Agreement; (ii) all brokers’, finders’ or similar fees in connection with the transactions contemplated by this Agreement; (iii) obligations of Acquiror or the Company in respect of any severance or other termination-related payments or benefits that become payable to any Service Provider whose employment or engagement was terminated as of or after the date of this Agreement at the written request of Acquiror (including the employer portion of any Taxes on such amounts); and (iv) the amount of any sale, change in control or similar bonuses that become payable by Acquiror or any of its Subsidiaries as a result of the consummation of the transactions contemplated by this Agreement, and the employer portion of any Taxes on such amounts.
“Acquiror Equity Award” means any equity equivalent or equity-based award or right granted pursuant to any Acquiror Equity Plan.
“Acquiror Equity Plans” means each of the 2016 Equity Incentive Plan and the 2021 Equity Incentive Plan of Acquiror.
“Action” means any claim, action, suit, arbitration, audit, hearing, investigation, charge, complaint, claim, mediation or other proceeding by or before any Governmental Authority.
“Affiliate” means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such first Person; provided that with respect to Acquiror, in respect of any period commencing prior to the Closing, “Affiliate” shall not include the Company and, in respect of any period commencing at or after the Closing, “Affiliate” shall include the Surviving Corporation and any of its Subsidiaries. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlled” and “controlling” have meanings correlative thereto.
“Alcohol Laws” means (i) the United States Federal Alcohol Administration Act, and all other applicable Laws administered by the Alcohol and Tobacco Tax and Trade Bureau; (ii) the California Alcoholic Beverage Control Act; (iii) the Federal Food, Drug, and Cosmetic Act, and all other applicable Laws administered by the United States Food and Drug Administration; and (iv) any other Law of any jurisdiction to which the Acquiror, Company or Company Parent may be subject related to the production and sale of alcoholic beverages.
“Ancillary Agreements” means the A&R Stockholders Agreement, the A&R Registration Rights Agreement, the Transfer Restriction Agreement, and the Transition Services Agreement.
“Acquiror Securities” means the Acquiror Common Stock and any other securities representing the share capital of Acquiror.
“Acquiror Voting Power” means, at any time, the total number of votes entitled to be cast generally in the election of Acquiror’s Board of Directors and represented by Acquiror Securities.
“Antitrust Law” means the Sherman Act, as amended, the Clayton Act, as amended, the HSR Act, the Federal Trade Commission Act, as amended, Foreign Antitrust Laws and all other Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger or acquisition.
“Applicable Accounting Principles” means the accounting principles, practices, assumptions, conventions and policies as set forth on Schedule 1.1(a) of the Company Disclosure Schedules.
“Brand” means Sonoma-Cutrer California Wines.
“Beneficially Own” means “beneficially own” as such term is defined in Rule 13d-3 of the rules and regulations under the Exchange Act. “Beneficial Owner”, “Beneficially Owned” and “Beneficial Ownership” shall have the correlative meanings.
“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by Law to be closed in The City of New York.
“CARES Act” means the Coronavirus Aid, Relief, and Economic Security Act (H.R. 748), any current federal, state or local Laws or guidance relating to the COVID-19 pandemic and any similar or successor legislation, including any presidential memoranda or executive orders, relating to the COVID-19 pandemic, including the Health and Economic Recovery Omnibus Emergency Solutions Act and the Health, Economic Assistance, Liability, and Schools Act and including the Memorandum for the Secretary of the Treasury signed on August 8, 2020, Notice 2020-65, the Consolidated Appropriations Act, 2021 and Notice 2021-11.
“Cash” means, as at a specified date and time, the aggregate amount of all cash and cash equivalents, held by the Company, excluding marketable securities, security deposits or other deposits, but taking into account all uncashed and uncleared checks, drafts and wires received by or on behalf of the Company, and net of any uncashed and uncleared checks, drafts and wires issued by or on behalf of the Company, calculated in accordance with the Applicable Accounting Principles; provided, however, that “Cash” shall not include any such cash that is not freely useable because it is subject to restrictions, limitations on use or distribution pursuant to applicable Law.
“Change of Control” means: (i) a sale or transfer, directly or indirectly, of all or substantially all of the consolidated assets of Acquiror and its Subsidiaries (other than the transactions contemplated hereby); (ii) any merger, consolidation, reorganization or similar transaction involving Acquiror as a result of which the holders of Acquiror Securities immediately prior to the merger, consolidation, reorganization or similar transaction no longer represent at least a majority of the voting power of the surviving or resulting corporation or other entity; or (iii) any sale or series of sales, directly or indirectly, beneficially or of record, of Acquiror Securities by the Beneficial Owner thereof that results in any other Person or Group (other than Mallard or Company Parent) Beneficially Owning more than 50% of the Acquiror Voting Power, in each case in any transaction or series of related transactions.
“Closing Date Cash Consideration” means: $50,000,000, plus (i) Estimated Cash, minus (ii) Estimated Indebtedness, minus (iii) Estimated Company Transaction Expenses, plus or minus, as applicable, (iv) the Working Capital Overage or Working Capital Underage, if any, plus (v) the product of (x) .21 multiplied by (y) the Estimated Acquiror Transaction Expenses; provided, however, that Closing Date Cash Consideration shall be subject to any adjustment contemplated by Section 2.11.
“Closing Date Per Share Cash Consideration” means an amount of cash equal to the quotient of (i) the Closing Date Cash Consideration, divided by (ii) the number of Outstanding Common Shares.
“Closing Date Per Share Equity Consideration” means an amount of the Equity Consideration equal to the quotient of (i) the Equity Consideration, divided by (ii) the number of Outstanding Common Shares.
“COBRA” means Code Section 4980B, Part 6 of Subtitle B of Title I of ERISA and any applicable state law providing for similar group health or welfare plan continuation coverage.
“Code” means the Internal Revenue Code of 1986, as amended from time to time (and any successor statute).
“Company Common Stock” means the common stock, no par value, of the Company.
“Company Material Adverse Effect” means any event, change, occurrence or effect that (i) has, or would reasonably be expected to have, a material adverse effect on the business, financial condition or results of operations of the Company, or (ii) prevents the Company or Company Parent from consummating the Merger or any of the other transactions contemplated by this Agreement; provided however, that, in the case of clause (i) only, no event, change, occurrence or effect directly or indirectly arising out of, attributable to or resulting from any of the following, alone or in combination, shall be deemed to constitute, or be taken into account in determining whether there has been or would be, a Company Material Adverse Effect: (1) any changes in general economic or business conditions or in the financial, debt, banking, capital, credit or securities markets, or in interest or exchange rates, in each case, in the United States or elsewhere in the world, (2) any changes or developments generally affecting the industries in which the Company operates, (3) any adoption, implementation, modification, repeal or other changes in any applicable Laws, decrees, orders or other directives of any Governmental Authority (including any actions taken by any Governmental Authority in connection with any of the events set forth in clauses (5), (6), (7) or (8) of this definition, including adoption of or changes in any Public Health Measures) or any changes in applicable accounting regulations or principles (including GAAP), or in interpretations of any of the foregoing, (4) any failure by the Company to meet internal or published projections, forecasts or revenue or earnings predictions or changes in Company Parent’s stock price, in and of itself (provided, that the facts or occurrences giving rise to or contributing to such failure that are not otherwise excluded from the definition of “Company Material Adverse Effect” may be taken into account in determining whether there has been a Company Material Adverse Effect), (5) political, geopolitical, social or regulatory conditions, including any outbreak, continuation or escalation of any military conflict, declared or undeclared war, armed hostilities, civil unrest, public demonstrations, acts of sabotage, acts of foreign or domestic terrorism, malicious cyber-enabled activities (including hacking, data loss, ransomware and other unauthorized cyber intrusions that seek to compromise the confidentiality, integrity or availability of computer or communication systems or information therein), or governmental shutdown or slowdown, or any escalation or worsening of any such conditions, (6) any natural or manmade disasters or calamities, weather conditions including hurricanes, floods, mudslides, tornados, tsunamis, earthquakes and wild fires (including smoke taint in grapes or wine) or cyber outages or any escalation or worsening of such conditions, and any seasonal changes or climate change affecting the industries in which the Company operates, (7) any epidemic, pandemic or outbreak of disease (including, for the avoidance of doubt, COVID-19), or any escalation or worsening of such conditions, (8) any other regional, national or international calamity, crisis or emergency, whether or not caused by any Person, (9) the announcement of this Agreement or the pendency of the transactions contemplated hereby, or (10) any action taken (or omitted to be taken) by the Company or Company Parent pursuant to the written request of Acquiror; provided that, notwithstanding the foregoing, in the case of clauses (1), (2), (3), (5), (6), (7) and (8), such matters may be taken into account to the extent the impact of any such event, change, occurrence or effect has had a disproportionately adverse effect on the Company as compared to other companies operating in the same industries in which the Company operates (and provided further, that in such event, only the incremental disproportionate adverse impact shall be taken into account when determining whether there has been a “Company Material Adverse Effect”).
“Company Shares” means the shares of Company Common Stock.
“Company Transaction Expenses” means, to the extent not paid by the Company, Company Parent or otherwise prior to the Closing Date, the fees, costs and expenses accrued, incurred or payable by the Company with respect to the time period on or prior to the Closing Date (regardless of when the invoice with respect thereto is delivered) in connection with the transactions contemplated by this Agreement, including without limitation, (i) all fees and expenses of counsel, advisors, consultants, investment bankers, accountants, auditors and any other experts in connection with the transactions contemplated by this Agreement; (ii) all brokers’, finders’ or similar fees in connection with the transactions contemplated by this Agreement; (iii) obligations of the Company in respect of any severance or other termination-related payments or benefits owed to any Service Provider whose employment or engagement was terminated prior to the Closing other than at the written request of Acquiror (including the employer portion of any Taxes on such amounts); and (iv) the amount of any sale, change in control or similar bonuses that become payable as a result of the consummation of the transactions contemplated by this Agreement, and the employer portion of any Taxes on such amounts; provided, however, that in no event will “Company Transaction Expenses” include any bonus, severance or similar payment initiated at the request or direction of Acquiror or resulting from any action taken by Acquiror or its Affiliates on or after the Closing.
“COVID-19” means SARS-CoV-2 or COVID-19, and any variants or evolutions thereof or related or associated epidemics, pandemics or disease outbreaks.
“Employee Plan” means each “employee benefit plan” (as such term is defined in Section 3(3) of ERISA, whether or not subject to ERISA) and each other retirement, supplemental retirement, pension, profit-sharing, equity ownership, equity purchase, equity or equity-based incentive, deferred compensation, cash incentive, bonus, commission, employment (including offer letters) or independent contractor, health or welfare, cafeteria, post-employment or post-retirement health or welfare, fringe benefit, collective bargaining agreement, vacation or paid time off, employee loan, severance or separation pay, transaction, change in control, retention, reimbursement, tax gross-up, or other compensatory or employee benefit plan, program, policy, practice, or arrangement.
“Encumbrance” means any charge, claim, mortgage, lien, option, pledge, security interest, attachment, right of first offer or first refusal, hypothecation, deed of trust, license, escrow, transfer restrictions, imperfections of title, encumbrance, interest of a lessor under any capital or finance lease, encroachments or other similar restriction (other than those created under applicable securities Laws).

“Environmental Laws” means any Laws relating to (i) Releases or threatened Releases of Hazardous Materials; (ii) the manufacture, handling, transport, use, treatment, storage or disposal of Hazardous Materials; or (iii) pollution or protection of the environment or natural resources or human health and safety (as it relates to exposure to Hazardous Materials).
“Equity Consideration” means 31,531,532 shares of Acquiror Common Stock; provided, however, that Equity Consideration shall be subject to any adjustment contemplated by Section 2.11.
“Equity Interest” means, with respect to any Person, (a) any capital stock, partnership or membership interest, unit of participation or other similar interest (however designated) in such Person and (b) any option, warrant, purchase right, conversion right, exchange right or other contractual obligation which would entitle any other Person to acquire any such interest in such Person or otherwise entitle any other Person to share in the equity, profits, earnings, losses or gains of such Person (including stock appreciation, phantom stock, profit participation or other similar rights).
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.
“Excluded Issuance” shall mean the issuance of any New Securities pursuant to (i) an employment contract, equity compensation plan (including the Acquiror Equity Plans), employee stock option plan, management incentive plan, restricted stock plan, inducement plan, stock purchase plan or stock ownership plan (including the 2021 Employee Stock Ownership Plan of Acquiror) or similar benefit plan, program or agreement as approved by the Acquiror’s Board of Directors (or an authorized committee thereof), (ii) the issuance of New Securities in a share split, stock dividend, recapitalization or similar transactions (except to the extent that new capital is raised in connection therewith), (iii) upon the exercise, settlement or conversion of any equity-based security (A) issued pursuant to clause (i) of this definition, including, but not limited to, options, restricted stock units or similar securities of Acquiror, or (B) otherwise issued in compliance with Section 5.22, (iv) New Securities issued as consideration pursuant to the acquisition of another Person by Acquiror (including by merger, equity purchase or asset purchase, or other “business combination” (as defined in the rules and regulations promulgated by the SEC)) or (v) New Securities issued as a so called “equity kicker” to a lender in connection with any transaction the primary purpose of which is a debt financing transaction.
“Fair Market Value” means, with respect to any security or other property, the fair market value of such security or other property as reasonably determined in good faith by a majority of the applicable board of directors, or an authorized committee thereof, after consultation with an accounting, appraisal, investment banking firm or consultant of nationally recognized standing.
“Fraud” means, with respect to any Person, intentional (and not constructive) misrepresentation of a fact by such Person with respect to the making of the representations and warranties in Article III or IV (as applicable) or any certificate delivered in connection with this Agreement (as applicable) with the actual knowledge (as opposed to imputed or constructive knowledge or knowledge that could have been obtained after inquiry, or recklessness or negligence) of such Person that such representation was false when made and which was made with the specific intent to induce the Person to whom such representation was made (the “Recipient”) to enter into or consummate the transactions contemplated by this Agreement and upon which the Recipient has reasonably relied to its detriment.
“GAAP” means United States generally accepted accounting principles as in effect on the date hereof.
“Governmental Authority” means any United States or non-United States national, federal, state or local governmental, regulatory or administrative authority, arbitrator, mediator, agency, division or commission or any judicial or arbitral body of competent jurisdiction.
“Group” means “group” as such term is defined in Section 13(d)(3) of the Exchange Act.
“Hazardous Materials” means (i) those substances, materials or wastes listed as, defined as or regulated as “hazardous”, a “contaminant”, “toxic” or a “pollutant” or words of similar meaning under any Environmental Law; (ii) petroleum and petroleum products, including crude oil and any fractions thereof; (iii) natural gas, synthetic gas, and any mixtures thereof; and (iv) lead, polychlorinated biphenyls, perfluoroalkyl and polyfluoroalkyl substances, asbestos, friable asbestos and radon.

“Indebtedness” means, as at a specific date and time, with respect to any Person, without duplication, (i) all liabilities (including in respect of principal amount plus any related accrued and unpaid interest, plus, to the extent payable in connection with the satisfaction thereof at Closing, fees, premiums, penalties and breakage costs, reimbursements and expenses) of such Person (A) for indebtedness for borrowed money (including amounts outstanding under overdraft facilities), (B) evidenced by any note, bond, debenture or other debt security or other similar instrument, and (C) under letters of credit, bankers’ acceptance, bank guarantee, surety bond, performance bonds or similar obligations, in each case, only to the extent drawn or called and any amounts required to terminate such arrangement (regardless of whether such arrangement is drawn or called, but excluding cash collateral or similar replacement obligations), (ii) obligations under leases required to be capitalized under GAAP, (iii) obligations in respect of the deferred purchase price of property, goods or services (other than trade payables or accrued expenses incurred in the ordinary course of business or included in the calculation of Net Working Capital), including “seller notes” or “earn-outs”, (iv) all liabilities in respect of interest rate and currency swap, cap, forward and any other arrangements designed to provide protection against fluctuations in any price or rate (in each case, valued at the termination or settlement value thereof and solely to the extent terminated or settled at Closing, and taking into account amounts payable to terminate or settle such arrangements), (v) obligations under sale-and-leaseback transactions, agreements to repurchase securities sold and other similar financing transactions, (vi) all obligations of the type set forth in clauses (i) through (v) above of such Person (including obligations with respect to such indebtedness of a third party) secured by any Encumbrance (excluding Permitted Encumbrances) on any property or asset owned by such Person, (vii) obligations of the Company in respect of earned, accrued, or otherwise payable, but unpaid bonuses owed to any Person in respect of or attributable to any performance period (or portion thereof) ending prior to April 30, 2023 (including the employer portion of any Taxes arising from any payments described in this subsection (vii)) and (viii) all obligations of the type set forth in clauses (i) through (vi) above for which such Person is responsible or liable, directly or indirectly, as obligor, guarantor or surety. Notwithstanding the foregoing, “Indebtedness” does not include (A) any operating or lease obligations not otherwise required to be capitalized under GAAP, (B) obligations under any undrawn letters of credit, performance bonds or similar obligations, (C) any liability or obligation to the extent taken into account in the calculation of Net Working Capital (including trade payables and accrued expenses), (D) Company Transaction Expenses and (E) Taxes (other than the employer portion of payroll Taxes specifically enumerated above).
“Intellectual Property” means all intellectual property rights arising from or associated with the following, whether protected, created or arising under the laws of the United States or any other jurisdiction: (a) trade names, business names, trademarks, service marks, logos, symbols, trade dress, service names, slogans, corporate names, and other indicia of origin, whether registered or unregistered, and the goodwill associated therewith, and all registrations and applications to register any of the foregoing (“Trademarks”); (b) Internet protocol addresses, including domain names, e-mail addresses, world wide web and http addresses, top-level domains and country code top-level domains, network names, network addresses and services, social media accounts, and all registrations and applications to register any of the foregoing; (c) patents, patentable inventions and patent applications and disclosures relating thereto (and any patents that issue as a result of those patent applications), including any industrial design rights, industrial designs, design patents, industrial design or design patent registrations and applications therefor and any renewals, reissues, reexaminations, provisionals, extensions, continuations, continuations-in-part, divisions and substitutions relating to any of the patents and patent applications, as well as all related foreign patents and patent applications that are counterparts to such patents and patent applications, and any other national and multinational statutory invention registrations and disclosures relating thereto (“Patents”); (d) works of authorship and copyrights therein and thereto, whether registered or unregistered, such as label art, proprietary software, promotional and advertising material, and website content, rights of publicity, all content residing on or relating to such websites, web pages, domains and social media accounts and all registrations and applications to register any of the foregoing and any moral rights related thereto (“Copyrights”); and (e) Trade Secrets, but excluding any Copyrights or Patents that cover or protect any of the foregoing.
“IRS” means the Internal Revenue Service of the United States, or any successor agency.
“Knowledge” with respect to (a) the Company means the actual knowledge of the individuals listed in Schedule 1.1(b) of the Company Disclosure Schedules as of the date of this Agreement (or, with respect to a certificate delivered pursuant to this Agreement, as of the date of delivery of such certificate), and the knowledge such individuals would have acquired after reasonable inquiry of their direct reports, and (b) Acquiror means the actual knowledge of the individuals listed in Schedule 1.1(b) of the Acquiror Disclosure Schedules as of the date of this Agreement (or, with respect to a certificate delivered pursuant to this Agreement, as of the date of delivery of such certificate), and the knowledge such individuals would have acquired after reasonable inquiry of their direct reports.
“Law” means any statute, law, ordinance, regulation, rule or code of any Governmental Authority.
“Leased Real Property” means the real property leased, subleased, licensed or otherwise used pursuant to an occupancy or possessory agreement, by the Company, in each case, as tenant or otherwise, together with, to the extent leased, subleased, licensed or otherwise used pursuant to an occupancy or possessory agreement, by the Company, all buildings and other structures, facilities or improvements located thereon and all easements, licenses, rights and appurtenances of the Company relating to the foregoing.
“Leases” means all leases, subleases, licenses or other similar rental or occupancy agreements (whether written or oral), and all amendments, supplements, modifications, guarantees, addenda and riders thereto, with respect to the Leased Real Property, as set forth on Schedule 3.12(b) of the Company Disclosure Schedules.
“Loss” or “Losses” means any and all losses, damages, liabilities, deficiencies, claims, awards, assessments, judgments, penalties, fines, interest, costs and expenses (including attorneys’ fees, costs and other out-of-pocket expenses incurred in investigating, preparing or defending the foregoing), but excluding any punitive damages or damages based on lost profits or similar theories of damages.
“Measurement Time” means 11:59 p.m. on the date immediately prior to the Closing Date, provided that Pre-Closing Taxes will be measured as of the end of the day on the Closing Date.
“Merger Consideration” means (i) the Closing Date Cash Consideration, as it may be adjusted pursuant to Section 2.10, plus (ii) the Equity Consideration.
“Net Working Capital” means, as at a specified date and time, without duplication, an amount (which may be positive or negative) equal to (i) the current assets of the Company that are included in the line item categories of current assets specifically identified on the Sample Statement (including, for the avoidance of doubt, current assets with respect to Pre-Closing Taxes), minus (ii) the current liabilities of the Company that are included in the line item categories of current liabilities specifically identified on the Sample Statement (including, for the avoidance of doubt, current liabilities for Pre-Closing Taxes), in each case calculated in accordance with the Applicable Accounting Principles. Notwithstanding anything to the contrary herein, in no event shall “Net Working Capital” include any amounts with respect to Cash, Indebtedness, Company Transaction Expenses, income Tax assets, deferred Tax assets, income Tax liabilities or deferred Tax liabilities.
“New Securities” means any Acquiror Securities, and any rights, options, or warrants to purchase such Acquiror Securities, or securities of any type whatsoever that are, or may become, convertible or exchangeable into or exercisable for Acquiror Securities.
“Organizational Documents” of an entity means such entity’s (a) articles of incorporation, certificate of incorporation, certificate of formation or similar document and (b) bylaws, limited liability company operating agreement, partnership agreement, stockholders agreement, or similar document.
“Owned Real Property” means the real property owned by the Company, together with all buildings and other structures, facilities or improvements located thereon and all easements, licenses, rights and appurtenances of the Company relating to the foregoing.
“Permitted Encumbrance” means (i) statutory liens for current Taxes not yet due or delinquent (or which may be paid without interest or penalties) or the validity or amount of which is being contested in good faith by appropriate proceedings and for which appropriate reserves have been established in accordance with GAAP, (ii) mechanics’, carriers’, workers’ and other similar statutory liens arising or incurred in the ordinary course of business, securing obligations that are not yet due and payable, or the validity or amount of which is being contested in good faith by appropriate proceedings and for which reserves have been established in accordance with GAAP, or pledges, deposits or other liens securing the performance of bids, trade contracts, leases or statutory obligations (including workers’ compensation, unemployment insurance or other social security legislation), (iii) with respect to Real Property, applicable zoning, entitlement, conservation restriction and other land use and environmental regulations promulgated by Governmental Authorities having jurisdiction over such Real Property, (iv) liens granted to any lender at the Closing in connection with any financing by Acquiror of the transactions contemplated hereby, (v) non-exclusive licenses to Intellectual Property granted in the ordinary course of business, (vi) with respect to the Real Property, any right, interest, lien, title or other Encumbrance, in each case, of a lessor or sublessor either (a) under any lease or other similar agreement or (b) in the Real Property being leased and (vii) with respect to Real Property, all exceptions, restrictions, easements, imperfections of title, charges, rights-of-way, encroachments and other Encumbrances of record that would be shown by a current title report or other similar reporting or listing and that are non-monetary, and individually or in the aggregate, do not materially interfere with the present use, or materially detract from the value, of the assets of the Company.
“Per Share Merger Consideration” means (i) the Closing Date Per Share Cash Consideration (taking into account any adjustment to the Closing Date Cash Consideration pursuant to Section 2.10), plus (ii) the Closing Date Per Share Equity Consideration.
“Person” means an individual, corporation, partnership, limited liability company, limited liability partnership, syndicate, person, trust, association, organization or other entity, including any Governmental Authority, and including any successor, by merger or otherwise, of any of the foregoing.
“Personal Data” means any data or information that is or reasonably could be linked, directly or indirectly, to the identity of a particular individual and any other data or information that constitutes personal data, personal information, or any similar or equivalent term as defined in applicable Privacy Obligations.
“Pre-Closing Taxes” means current accrued and unpaid excise and gross profits Taxes of the Company for the jurisdictions set forth on Schedule 1.1(c) of the Company Disclosure Schedule with respect to a Pre-Closing Tax Period solely to the extent the initial due date for filing the Tax Return with respect to such Tax period has not occurred as of the Closing Date.
“Pre-Closing Tax Period” means any Tax period ending on or before the Closing Date and that portion of any Straddle Period ending on the Closing Date.
“Privacy Obligations” means all applicable Laws from Governmental Authorities or binding self-regulatory standards pertaining to data privacy, data security, or the Processing of Personal Data, including but not limited to the California Consumer Privacy Act (CCPA), the Telephone Consumer Protection Act (TCPA), the CAN-SPAM Act, and the Payment Card Industry Data Security Standard.
“Process” or “Processing” means any operation or set of operations that is performed upon Personal Data or sets of Personal Data, whether or not by automatic means, such as the collection, recording, organization, structuring, storage, adaptation or alteration, retrieval, consultation, use, disclosure by transmission, dissemination or otherwise making available, alignment or combination, restriction, erasure or destruction of Personal Data.
“Public Health Measures” means any quarantine, “shelter-in-place,” “stay at home,” furlough, workforce reduction, social distancing, shut down, closure, sequester or any other Law, order, directive, guideline or recommendation issued or promulgated by any Governmental Authority, the World Health Organization or any industry group in connection with or in response to COVID-19 or any other epidemic, pandemic or outbreak of disease, or in connection with or in response to any other public health conditions, in each case, whether such Law, order, directive, guideline or recommendation is in place currently or is issued, promulgated or modified hereafter.
“Real Property” means, collectively, the Leased Real Property and Owned Real Property.
“Related Parties” means, with respect to a Person, such Person’s Affiliates and its and their respective current and former direct and indirect equityholders, members, directors, managers, partners (limited and general), officers, controlling Persons, employees, agents, Representatives and the respective successors and assigns of each of the foregoing.

“Release” means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing into the environment (including the abandonment or discarding of barrels, containers and other closed receptacles containing any Hazardous Materials or pollutant or contaminant).
“Representatives” means, with respect to any Person, the officers, directors, principals, employees, agents, auditors, advisors, bankers and other representatives of such Person.
“Sample Statement” means the illustrative example of a calculation of Net Working Capital as set forth on Schedule 1.1(d) of the Company Disclosure Schedules.
“SEC” means the U.S. Securities and Exchange Commission.
“Security Breach” means any event defined as a “breach of security,” “data breach,” “security incident” or any functional equivalent of such terms as defined under any Privacy Obligations, including, to the extent applicable, any (i) unauthorized destruction, alteration, disclosure, acquisition of, access to, loss of, or misuse (by any means) of Sensitive Data; (ii) unauthorized or unlawful Processing, sale, or rental of Personal Data; (iii) phishing, ransomware, denial of service (DoS), or other cyberattack that results in a monetary loss or a business disruption; or (iv) other act or omission that compromises the security, integrity, or confidentiality of Sensitive Data or the Company’s information technology systems.
“Sensitive Data” means any (i) Personal Data; or (ii) confidential or proprietary data or information, including trade secrets.
“Service Provider” means (i) any director, officer, employee (whether temporary, part-time or full-time), individual independent contractor of the Company or other individual service provider of the Company, other than any director or officer who is not also an employee of the Company, and (ii) any of the Persons listed on Schedule 1.1(e) of the Company Disclosure Schedules; provided, however, that when the phrase “Service Provider of the Company” is used, the foregoing clause (ii) shall be disregarded.
“Subsidiary” means, with respect to any Person, any other Person of which at least 50% of the outstanding voting securities or other voting equity interests are owned, directly or indirectly, by such first Person; provided that, for the avoidance of doubt, the Company shall not be considered a “Subsidiary” of Company Parent as of immediately following the Closing.
“Target Net Working Capital” means $48,400,000.
“Tax” and “Taxes” means any and all U.S. federal, state, local, non-U.S. or other taxes imposts or assessments in the nature of a tax of any kind including ad valorem, capital, capital stock, customs and import duties, disability, documentary stamp, employment, excise, franchise, gains, goods and services, gross income, gross receipts, income, intangible, inventory, license, mortgage recording, net income, occupation, payroll, personal property, production, profits, property, real property, recording, registration, rent, sales, social security, severance, stamp, transfer, transfer gains, unemployment, use, value added, windfall profits, estimated and withholding or other tax, custom, duty, levy or other governmental assessment, charge or fee in the nature of a tax (whether payable directly or by withholding), (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any Taxing Authority.
“Tax Return” means any return, declaration, estimate, filing disclosure, election, statement, report or information return filed or required to be filed with any Taxing Authority relating to any Tax of the Company (and any amendments of or attachments to any of the foregoing).
“Taxing Authority” means any Governmental Authority responsible for the administration of any Tax.
“Trade Secrets” mean trade secrets, confidential business information and other proprietary information, including know-how, data, technical information, concepts, methods, processes, specifications, inventions, discoveries, research and development, compositions, procedures, designs, formulae, blend specifications, algorithms, models, reports, customer lists, customer contact and registration information, customer correspondence, customer purchasing histories, supplier lists, mailing lists, pricing and cost information, business and marketing plans and proposals, which have economic value to the Company by virtue of not being generally known to the public.

“Treasury Regulations” means the regulations promulgated under the Code by the United States Department of the Treasury (whether in final, proposed or temporary form), as the same may be amended from time to time.
“Union” means a labor union or other employee representative body.
“Unmitigated Material Liability” has the meaning set forth on Schedule 1.1(f) of the Company Disclosure Schedules.
“Willful Breach” means, with respect to any party, (i) a deliberate act or failure to act by such party, which act or failure to act constitutes in and of itself a material breach of any covenant or agreement set forth in this Agreement, regardless of whether breaching such covenant or other agreement was the conscious object of the act or failure to act, or (ii) the failure of such party to effect the Closing if and when required pursuant to Section 2.2.
“Working Capital Overage” shall exist when (and shall be equal to the amount by which) the Estimated Net Working Capital exceeds the Target Net Working Capital.
“Working Capital Underage” shall exist when (and shall be equal to the amount by which) the Target Net Working Capital exceeds the Estimated Net Working Capital.
Section 1.2 Table of Definitions. The following terms have the meanings set forth in the Sections referenced below:
Definition	Location
2022 and 2021 Financial Statements	5.7(a)
2023 Audited Financial Statements	5.7(a)
A&R Bylaws	5.17(b)
A&R Charter	5.17(b)
A&R Registration Rights Agreement	Recitals
A&R Stockholders Agreement	Recitals
Acquiror	Preamble
Acquiror Common Stock	Recitals
Acquiror Disclosure Schedules	Article IV
Acquiror Preferred Stock	5.5(a)
Acquiror Related Parties	8.2(b)
Acquiror SEC Documents	4.5(a)
Acquiror Stockholder Consent	Recitals
Acquisition Engagement	9.21(a)
Affiliate Guarantees	5.19(a)
Agreement	Preamble
Agreement of Merger	2.2(b)
Applicable Consideration	2.11
Business	Recitals
Business Benefit Plans	3.9(a)
Bylaws Amendment	5.17(b)
California Code	Recitals
Cancelled Shares	2.7(c)
Carve Out Financial Statements	5.7(a)
Charter Amendment	5.17(b)
Closing	2.2(a)
Closing 8-K	5.7(d)
Closing Acquiror Transaction Expenses	2.10(b)
Closing Cash	2.10(b)
Closing Company Transaction Expenses	2.10(b)
Closing Date	2.2(a)

Definition	Location
Closing Indebtedness	2.13(b)
Closing Net Working Capital	2.10(b)
Company	Preamble
Company Acquisition Counsel	9.21(a)
Company Benefit Plans	3.9(a)
Company Disclosure Schedules	Article III
Company Indemnitees	6.1(a)
Company IP	3.13(c)
Company Parent	Preamble
Company Related Party Transaction	3.20
Company-Owned IP	3.13(a)
Confidentiality Agreement	5.11
Contracting Parties	9.25
Contracting Party	9.25
Delaware Code	Recitals
Effective Time	2.2(b)
Enforceability Exceptions	3.2(a)
Estimated Acquiror Transaction Expenses	2.10(a)(i)
Estimated Cash	2.10(a)(ii)
Estimated Company Transaction Expenses	2.10(a)(ii)
Estimated Indebtedness	2.10(a)(ii)
Estimated Net Working Capital	2.10(a)(ii)
Exchange Act	4.5(a)
Final Closing Statement	2.10(b)
Financial Statements	3.5(a)
Foreign Antitrust Laws	3.3(c)
HSR Act	3.3(c)
Indemnified Taxes	6.1(a)
Independent Accounting Firm	2.10(d)
Information Statement	5.6(a)
Intended Tax Treatment	6.2(a)
Interim Balance Sheet	3.5(a)
Interim Financial Statements	3.5(a)
IP Contracts	3.9(b)
Lock-Up Period	5.21(a)
Lock-Up Termination Event	5.21(c)
Mallard	Recitals
Material Contracts	3.17(a)
Material Supplier	3.21
Measurement Date	4.3(a)
Merger	Recitals
Net Adjustment Amount	2.10(g)(i)
Non-Recourse Party	9.25
Notice of Disagreement	2.10(c)
NYSE	Recitals
Outstanding Common Shares	3.4(a)
Parent Benefit Plans	3.9(a)
Parent Parties	5.26(a)
Participation Portion	5.22(a)
Permits	3.8(b)

Definition	Location
Permitted Transfers	5.21(b)
Pre-Consummation Warning Letter	5.12(d)
Preliminary Acquiror Closing Statement	2.10(a)(i)
Preliminary Closing Statements	2.10(a)(ii)
Preliminary Company Closing Statement	2.10(a)(ii)
Products	3.22(b)
Proposed Securities	5.22(a)
Required Acquiror Stockholder Approval	4.2(b)
Required Company Shareholder Approval	5.5(b)
Required Sub Shareholder Approval	5.5(a)
Retained Action	5.24
Reverse Termination Fee	8.2(b)
Securities Act	4.5(a)
Share Issuance	Recitals
Signing Phase I	5.4
Straddle Period	6.5
Sub	Preamble
Subsequent Audited Financial Statements	5.7(c)
Subsequent Unaudited Financial Statements	5.7(b)
Surviving Corporation	2.1
Termination Date	8.1(d)
Third-Party Claim	6.1(b)(iii)
Transfer	5.21(a)
Transfer Restriction Agreement	Recitals
Transfer Taxes	6.3
Transition Services Agreement	5.16
ARTICLE II
THE MERGER
Section 2.1 The Merger Upon the terms and subject to the conditions of this Agreement, at the Effective Time and in accordance with the California Code, Sub shall be merged with and into the Company pursuant to which (a) the separate corporate existence of Sub shall cease, (b) the Company shall be the surviving corporation in the Merger (the “Surviving Corporation”) and shall continue its corporate existence under the Laws of the State of California as a wholly owned Subsidiary of Acquiror and (c) all of the properties, rights, privileges, powers and franchises of the Company will vest in the Surviving Corporation, and all of the debts, liabilities, obligations and duties of the Company will become the debts, liabilities, obligations and duties of the Surviving Corporation.
Section 2.2 Closing; Effective Time.
(a) The closing of the Merger (the “Closing”) shall occur remotely via electronic exchange of documentation and consideration required to be delivered at Closing, at 10:00 a.m., Eastern Time on the second Business Day following the satisfaction or, to the extent permitted by applicable Law, waiver of all conditions to the obligations of the parties set forth in Article VII (other than those conditions to be satisfied on the Closing Date or at the Closing itself, but subject to the satisfaction or waiver of such conditions at such time), or at such other place, time or date as the parties mutually may agree in writing. The date on which the Closing actually takes place is referred to as the “Closing Date.”
(b) As soon as practicable on the Closing Date, the parties shall cause an agreement of merger substantially in a form to be mutually agreed by the parties (the “Agreement of Merger”) to be executed and filed with the Secretary of State of the State of California, executed in accordance with the relevant provisions of the California Code. The Merger shall become effective upon the later of the filing of the

Agreement of Merger with the Secretary of State of the State of California or at such other time as the parties shall agree and as shall be specified in the Agreement of Merger. The date and time when the Merger shall become effective is herein referred to as the “Effective Time.”
Section 2.3 Effects of the Merger. The Merger shall have the effects provided for herein and in the applicable provisions of the California Code.
Section 2.4 Articles of Incorporation and Bylaws. From and after the Effective Time, (a) the articles of incorporation of the Surviving Corporation shall be amended and restated to be in the form of articles of incorporation of Sub, as in effect immediately prior to the Effective Time, until amended in accordance with the provisions thereof and applicable Law and (b) the bylaws of the Surviving Corporation shall be amended and restated to be in the form of the bylaws of Sub, in effect at the Effective Time until amended in accordance with the provisions thereof and applicable Law, except in each case the name of the Surviving Corporation shall remain Sonoma-Cutrer Vineyards, Inc..
Section 2.5 Directors; Officers. From and after the Effective Time, (a) the directors of Sub serving immediately prior to the Effective Time shall be the directors of the Surviving Corporation until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be and (b) the officers of the Company serving immediately prior to the Effective Time shall be the officers of the Surviving Corporation until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.
Section 2.6 Subsequent Actions. If, at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm of record or otherwise in the Surviving Corporation its right, title or interest in, to or under any of the rights, properties or assets of either the Company or Sub acquired or to be acquired by the Surviving Corporation as a result of or in connection with the Merger or otherwise to carry out this Agreement, the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name of and on behalf of either the Company or Sub, all such deeds, bills of sale, assignments and assurances and to take and do, in the name and on behalf of each of such corporations or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties or assets in the Surviving Corporation or otherwise to carry out this Agreement.
Section 2.7 Conversion of Stock. At the Effective Time, by virtue of the Merger and without any further action on the part of Acquiror, Sub, the Company or any holder of any Company Shares or any shares of capital stock of Sub:
(a) Each Company Share issued and outstanding immediately prior to the Effective Time (other than Cancelled Shares) shall be converted into the right to receive the Per Share Merger Consideration;
(b) Each Company Share that is owned by Acquiror or Sub immediately prior to the Effective Time shall automatically be cancelled and retired and shall cease to exist, and no cash or other consideration shall be delivered or deliverable in exchange therefor;
(c) Each Company Share that is held in the treasury of the Company immediately prior to the Effective Time shall automatically be cancelled and retired and shall cease to exist, and no cash or other consideration shall be delivered or deliverable in exchange therefor (the Company Shares described in Section 2.7(b) and this Section 2.7(c), “Cancelled Shares”); and
(d) Each share of common stock, par value $0.001 per share, of Sub issued and outstanding immediately prior to the Effective Time shall be converted into one fully paid share of common stock, par value $0.001 per share, of the Surviving Corporation.
Section 2.8 Withholding Rights. Acquiror, the Company, the Surviving Corporation, and any other applicable withholding agent, shall be entitled to deduct and withhold any amounts otherwise payable under this Agreement to the extent such amounts are required to be deducted and withheld under applicable Law. The applicable withholding agent shall use commercially reasonable efforts to provide Company Parent five Business Days prior written notice of its intent to make any deduction or withholding and shall cooperate as reasonably requested by Company Parent to reduce or eliminate any such withholding or deduction. Any such amounts that are so deducted and withheld and timely paid over to the applicable Taxing Authority will be treated for all purposes of this Agreement as having been paid to the Person with respect to which such deduction and withholding was made. For the avoidance of doubt, all compensatory amounts for employee services subject to payroll reporting and withholding included in the definitions of “Indebtedness,” “Acquiror Transaction Expenses,” and “Company Transaction Expenses” shall be payable to the applicable Person through the Company’s or other employing entity’s, as applicable, payroll in accordance with payroll procedures. Notwithstanding anything to the contrary in this Agreement, Acquiror acknowledges and agrees that there is no requirement under applicable Law (as of the date hereof) to deduct or withhold from any amount payable to Company Parent or its Affiliates pursuant to this Agreement (assuming Company Parent delivers an IRS Form W-9 pursuant to Section 2.9(b)(vi)).
Section 2.9 Actions at the Closing.
(a) At the Effective Time, Acquiror will pay (or cause to be paid) the Closing Date Cash Consideration to Company Parent, by wire transfer of immediately available funds in United States dollars to the account or accounts designated by Company Parent in writing at least two Business Days prior to the payment date.
(b) At the Effective Time, the following deliveries shall occur:
(i) Acquiror shall deliver, or cause to be delivered, to Company Parent, the Equity Consideration, which shall be uncertificated;
(ii) Acquiror shall deliver or cause to be delivered to the Company Parent an executed counterpart of the Transition Services Agreement, signed by Acquiror;
(iii) Company Parent shall deliver or cause to be delivered to Acquiror an executed counterpart of each of the Transition Services Agreement, signed by Company Parent;
(iv) Acquiror shall deliver or cause to be delivered to Company Parent evidence that the A&R Charter has been filed with the Secretary of State of Delaware and is in full force and effect as of the Closing;
(v) Acquiror shall deliver or cause to be delivered to Company Parent evidence reasonably satisfactory to Company Parent that the A&R Bylaws have been duly adopted in accordance with Acquiror’s Organizational Documents, and are in full force and effect as of the Closing;
(vi) Company Parent shall deliver to Acquiror a duly completed and certified IRS Form W-9; provided, that Acquiror’s only remedy for Company Parent’s failure to provide such IRS Form W-9 will be to withhold from the payments to be made pursuant to this Agreement any required withholding Tax under section 1445 of the Code, and Company Parent’s failure to provide such IRS Form W-9 will not be deemed to be a failure of the condition set forth in Article VII to have been met; and
(vii)Company Parent shall deliver to Acquiror a copy of any applicable Subsequent Unaudited Financial Statements and/or Subsequent Audited Financial Statements.
Section 2.10 Merger Consideration Adjustments.
(a) Preliminary Closing Statements.
(i) At least four Business Days prior to the Closing Date, Acquiror shall prepare, or cause to be prepared, and deliver to Company Parent a statement (the “Preliminary Acquiror Closing Statement”) that sets forth a good-faith estimate of the Acquiror Transaction Expenses (the “Estimated Acquiror Transaction Expenses”), determined as of the Measurement Time, in accordance with this Agreement (including the definitions herein), and giving effect to the transactions contemplated hereby.
(ii) At least four Business Days prior to the Closing Date, the Company shall prepare, or cause to be prepared, and deliver to Acquiror a statement (the “Preliminary Company Closing Statement” and, together with the Preliminary Acquiror Closing Statement, the “Preliminary Closing Statements”) that sets forth (A) a good-faith estimate in reasonable detail of the Company’s (1) Net Working Capital (the “Estimated Net Working Capital”), (2) Indebtedness (the “Estimated Indebtedness”), (3) Cash (the “Estimated Cash”) and (4) Company Transaction Expenses (the “Estimated Company Transaction Expenses”), each determined as of the Measurement Time, in accordance with this Agreement (including the definitions herein) and, except for Estimated Company Transaction Expenses, without giving effect to the transactions contemplated hereby, and (B) using the amounts referred to in the preceding clause (A) and the Estimated Acquiror Transaction Expenses, a calculation of the Closing Date Cash Consideration derived therefrom. Promptly following the Company’s delivery of the Preliminary Company Closing Statement to Acquiror, at Acquiror’s reasonable request, the Company shall provide Acquiror and its Representatives reasonable access, during regular business hours and on reasonable advance notice and in a manner as not unreasonably to interfere with the operation of the Company’s business, to (A) the relevant books and records of the Company for the purposes of facilitating Acquiror’s review of the Preliminary Company Closing Statement and (B) the applicable senior finance and accounting personnel to answer any reasonable questions that Acquiror may have for the purposes of facilitating Acquiror’s review of the Preliminary Company Closing Statement. To the extent the Company agrees, in its sole discretion, to any revisions proposed by Acquiror, the Company shall deliver to Acquiror a revised Preliminary Company Closing Statement reflecting such revisions, which revised Preliminary Company Closing Statement shall be deemed to have been delivered at the time the Company delivered the initial Preliminary Company Closing Statement; provided, for the avoidance of doubt, (I) in the event of any disagreement regarding differences or revisions with respect to the Preliminary Company Closing Statement, the Company’s determination shall control for purposes of the Closing, and (II) in no event shall the Closing be delayed as a result of any unresolved comments or changes by Acquiror to the Preliminary Company Closing Statement.
(b) Within 90 days after the Closing Date, Acquiror shall cause to be prepared and delivered to Company Parent a written statement (the “Final Closing Statement”) that sets forth a good faith calculation in reasonable detail of the Company’s actual (i) Net Working Capital (“Closing Net Working Capital”), (ii) Indebtedness (“Closing Indebtedness”), (iii) Cash (“Closing Cash”), (iv) Company Transaction Expenses (“Closing Company Transaction Expenses”) and (v) Acquiror Transaction Expenses (“Closing Acquiror Transaction Expenses”), each determined as of the Measurement Time, in accordance with this Agreement (including the definitions herein) and, except for Closing Company Transaction Expenses and Closing Acquiror Transaction Expenses, without giving effect to the transactions contemplated hereby. The Final Closing Statement and the calculations set forth therein shall be based exclusively on the facts and circumstances as they exist prior to the Closing and shall exclude the effects of any event, act, change in circumstances or similar development arising or occurring on (except with respect to Closing Company Transaction Expenses and Closing Acquiror Transaction Expenses) or after the Closing. Promptly following the Acquiror’s delivery of the Final Closing Statement to Company Parent, at Company Parent’s reasonable request, Acquiror shall provide Company Parent and its Representatives reasonable access, during regular business hours and on reasonable advance notice and in a manner as not unreasonably to interfere with the operation of Acquiror’s business, to (A) the relevant books and records for the purposes of facilitating Company Parent’s review of the Final Closing Statement and (B) the applicable senior finance and accounting personnel to answer any reasonable questions that Company Parent may have for the purposes of facilitating Company Parent’s review of the Final Closing Statement.
(c) The Final Closing Statement shall become final and binding on the 60th day following delivery thereof, unless prior to the end of such period, Company Parent delivers to Acquiror written notice of its disagreement (a “Notice of Disagreement”) specifying in reasonable detail the nature and amount of any dispute as to the Closing Net Working Capital, Closing Indebtedness, Closing Cash, Closing Company Transaction Expenses and/or Closing Acquiror Transaction Expenses, as set forth in the Final Closing Statement. Company Parent shall be deemed to have agreed with all items and amounts of Closing Net Working Capital, Closing Indebtedness, Closing Cash, Closing Company Transaction Expenses and/or Closing Acquiror Transaction Expenses not specifically referenced in the Notice of Disagreement, and such items and amounts shall not be subject to review, and shall be considered final, in accordance with Section 2.10(d).
(d) During the 30-day period following delivery of a Notice of Disagreement by Company Parent to Acquiror, the parties in good faith shall seek to resolve in writing any differences that they may have with respect to the calculation of the Closing Net Working Capital, Closing Indebtedness, Closing Cash, Closing Company Transaction Expenses and/or Closing Acquiror Transaction Expenses, as specified therein. Any disputed items resolved in writing between Acquiror and Company Parent within such 30-day period shall be final and binding with respect to such items, and if Acquiror and Company Parent agree in writing on the resolution of each disputed item specified by Company Parent in the Notice of Disagreement and the

amount of the Closing Net Working Capital, Closing Indebtedness, Closing Cash, Closing Company Transaction Expenses and/or Closing Acquiror Transaction Expenses, the amounts so determined shall be final and binding on the parties for all purposes hereunder. If Acquiror and Company Parent have not resolved all such differences by the end of such 30-day period, Acquiror and Company Parent shall submit, in writing, to a nationally recognized independent public accounting firm jointly retained by Acquiror and Company Parent (the “Independent Accounting Firm”), their briefs detailing their views as to the correct nature and amount of each item remaining in dispute and the amounts of the Closing Net Working Capital, Closing Indebtedness, Closing Cash, Closing Company Transaction Expenses and/or Closing Acquiror Transaction Expenses, and the Independent Accounting Firm shall make a written determination as to each such disputed item and the amount of the Closing Net Working Capital, Closing Indebtedness, Closing Cash, Closing Company Transaction Expenses and/or Closing Acquiror Transaction Expenses. The Independent Accounting Firm shall be KPMG or, if such firm is unable or unwilling to act, such other independent public accounting firm with an active practice area focused on post-mergers and acquisitions purchase price dispute resolution reasonably acceptable to and agreed in writing by Acquiror and Company Parent. Acquiror and Company Parent shall use their commercially reasonable efforts to cooperate with the Independent Accounting Firm and to cause the Independent Accounting Firm to render a written decision resolving the matters submitted to it within 60 days following the submission thereof. All communications with the Independent Accounting Firm shall include at least one Representative of each of Acquiror and Company Parent, and no party shall be permitted to communicate with the Independent Accounting Firm other than as expressly set forth herein. The Independent Accounting Firm shall consider only those items and amounts in Acquiror’s and Company Parent’s respective calculations of the Closing Net Working Capital, Closing Indebtedness, Closing Cash, Closing Company Transaction Expenses and/or Closing Acquiror Transaction Expenses that are identified as being items and amounts to which Acquiror and Company Parent have been unable to agree. The scope of the disputes to be resolved by the Independent Accounting Firm shall be limited to correcting mathematical errors and, to the extent applicable, determining whether the items and amounts in dispute were determined in accordance with the Applicable Accounting Principles and the Independent Accounting Firm shall not be permitted to make any other determination, including any determination as to whether the Target Net Working Capital or any estimates on the Preliminary Closing Statements are correct, adequate or sufficient. In resolving any disputed item, the Independent Accounting Firm may not assign a value to any item greater than the greatest value or less than the smallest value for such item set forth on the Preliminary Closing Statements or Final Closing Statement, as applicable. The Independent Accounting Firm’s determination of the Closing Net Working Capital, Closing Indebtedness, Closing Cash, Closing Company Transaction Expenses and/or Closing Acquiror Transaction Expenses shall be based solely on written materials submitted by Acquiror and Company Parent (i.e., not on independent review). The determination of the Independent Accounting Firm shall be conclusive and binding upon the parties hereto and shall not be subject to appeal or further review. Judgment may be entered upon the written determination of the Independent Accounting Firm in accordance with Section 9.12. In acting under this Agreement, the Independent Accounting Firm shall function solely as an expert and not as an arbitrator; provided that the Independent Accounting Firm shall have the power to conclusively resolve differences in disputed items as specified in this Agreement.
(e) The costs of any dispute resolution pursuant to this Section 2.10, including the fees and expenses of the Independent Accounting Firm and of any enforcement of the determination thereof, shall be borne by Acquiror and Company Parent in inverse proportion as they may prevail on the matters resolved by the Independent Accounting Firm, which proportionate allocation shall be calculated on an aggregate basis based on the relative dollar values of the amounts in dispute and shall be determined by the Independent Accounting Firm at the time the determination of such firm is rendered on the merits of the matters submitted. The fees and disbursements of the Representatives of each party incurred in connection with the preparation or review of the Final Closing Statement and preparation or review of any Notice of Disagreement, as applicable, shall be borne by such party.
(f) Acquiror, the Company and Company Parent will, and Acquiror will cause the Surviving Corporation (during the period from and after the date of delivery of the Final Closing Statement through the resolution of any adjustment contemplated by this Section 2.10) to afford Acquiror and Company Parent, as applicable, and their respective Representatives, reasonable access (taking into account any applicable Public Health Measures), during normal business hours and upon reasonable prior notice, to the personnel, properties, books and records of the Company or the Surviving Corporation, as the case may be, and to any other information reasonably requested for purposes of preparing and reviewing the calculations contemplated by this Section 2.10. Each party shall authorize its accountants to disclose work papers generated by such accountants in connection with preparing and reviewing the calculations specified in this Section 2.10; provided, that such accountants shall not be obligated to make any work papers available except in accordance with such accountants’ disclosure procedures and then only after the non-client party has signed an agreement relating to access to such work papers in form and substance acceptable to such accountants.
(g) The Merger Consideration shall be determined by adjusting the Closing Date Cash Consideration upwards or downwards, as follows:
(i) For the purposes of this Agreement, the “Net Adjustment Amount” means an amount, which may be positive or negative, equal to (A) the Closing Net Working Capital as finally determined pursuant to this Section 2.10 minus the Estimated Net Working Capital, minus (B) the Closing Indebtedness as finally determined pursuant to this Section 2.10 minus the Estimated Indebtedness, plus (C) the Closing Cash as finally determined pursuant to this Section 2.10 minus the Estimated Cash, minus (D) the Closing Company Transaction Expenses as finally determined pursuant to this Section 2.10 minus the Estimated Company Transaction Expenses, plus (E) the product of (x) .21 multiplied by (y) an amount equal to the Closing Acquiror Transaction Expenses as finally determined pursuant to this Section 2.10 minus the Estimated Acquiror Transaction Expenses;
(ii) If the Net Adjustment Amount is positive, then the Closing Date Cash Consideration shall be adjusted upwards in an amount equal to the Net Adjustment Amount. In such event, Acquiror shall pay the Net Adjustment Amount to Company Parent in cash; and
(iii) If the Net Adjustment Amount is negative (in which case the “Net Adjustment Amount” for purposes of this clause (iii) shall be deemed to be equal to the absolute value of such amount), then the Closing Date Cash Consideration shall be adjusted downwards in an amount equal to the Net Adjustment Amount. In such event, Company Parent shall pay the Net Adjustment Amount to Acquiror in cash.
(h) Payments in respect of Section 2.10(g) shall be made within three Business Days after the date on which the Net Adjustment Amount is finally determined pursuant to this Section 2.10 by wire transfer of immediately available funds to such account or accounts as may be designated in writing by the party entitled to such payment at least two Business Days prior to such payment date.
(i) For the avoidance of doubt, this Section 2.10 is not intended to be used to permit the introduction of different accounting methodologies (including with respect to accruals and reserves), policies, principals, practices, procedures or classifications for purposes of calculating amounts referred to in this Section 2.10, or to adjust for any inconsistencies between the Applicable Accounting Principles, on the one hand, and GAAP, on the other.
Section 2.11 Intended Tax Treatment Adjustments. Notwithstanding anything to the contrary in this Agreement, if the value of the aggregate payments of Merger Consideration (together with any other amounts treated as consideration for applicable Tax purposes, the “Applicable Consideration”) made in Acquiror Common Stock to Company Parent is less than 80.5% of the total value of the Applicable Consideration as of (i) the date of any payment made pursuant to Section 2.2, (ii) the date of any payment made pursuant to Section 2.10(g), or (iii) the date of any other payment of Applicable Consideration, then any such payment required to be made to Company Parent in cash shall instead be paid in Acquiror Common Stock (and each such share of Acquiror Common Stock shall be issued at the price per share set forth on Schedule 2.11 of the Company Disclosure Schedules) until the aggregate payments made in Acquiror Common Stock to Company Parent is equal to 80.5% of the total value of the Applicable Consideration, and the definitions of Closing Date Cash Consideration, Equity Consideration and each corresponding applicable definition herein shall be deemed adjusted accordingly. For purposes of making any determination required under this Section 2.11, the value of each item of Applicable Consideration (including each share of Acquiror Common Stock) and the treatment of any item as Applicable Consideration shall be determined by Company Parent in its sole discretion (based on consultation with its tax advisors); provided that Company Parent shall deliver to Acquiror supporting documentation of the calculation of any adjustment hereunder reasonably satisfactory to Acquiror.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF
THE COMPANY AND COMPANY PARENT
Except as set forth in the Company Disclosure Schedules attached hereto (collectively, the “Company Disclosure Schedules”), the Company and Company Parent hereby severally and not jointly represent and warrant to Acquiror and Sub as follows:
Section 3.1 Organization and Qualification.
(a) Company Parent is a corporation duly organized, validly existing and in good standing under the laws of Delaware, and has all necessary corporate power and authority to own, lease and operate its properties and to carry on its business as now conducted and as currently proposed to be conducted.
(b) The Company is (i) a corporation duly organized, validly existing and in good standing under the laws of California, and has all necessary corporate power and authority to own, lease and operate its properties and to carry on its business as now conducted and as currently proposed to be conducted and (ii) duly qualified or licensed as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of the properties and assets occupied, owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except for any such failures to be so qualified or licensed and in good standing that, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect.
(c) The Company has heretofore furnished to Acquiror a complete and correct copy of the Organizational Documents of the Company, each as amended to date. Such Organizational Documents are in full force and effect. The Company is not in material violation of any of the provisions of its Organizational Documents.
Section 3.2 Authority; Accredited Investor.
(a) Company Parent has all necessary corporate power and authority to execute and deliver this Agreement and each of the Ancillary Agreements to which it will be a party and to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by Company Parent of this Agreement and each of the Ancillary Agreements to which it will be a party and the consummation by Company Parent of the transactions contemplated hereby and thereby have been duly and validly authorized in accordance with the Organizational Documents of Company Parent and applicable Law. No corporate proceedings on the part of Company Parent are necessary to authorize the execution, delivery or performance of this Agreement and each of the Ancillary Agreements to which it will be a party or to consummate the transactions contemplated hereby and thereby. This Agreement has been, and upon their execution each of the Ancillary Agreements to which Company Parent will be a party will have been, duly executed and delivered by Company Parent and, assuming due execution and delivery by each of the other parties hereto or thereto, this Agreement constitutes, and upon their execution each of the Ancillary Agreements to which it will be a party will constitute, the legal, valid and binding obligation of Company Parent, enforceable against Company Parent in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting creditors’ rights generally and by general principles of equity (regardless of whether considered in a proceeding in equity or at law) (collectively, the “Enforceability Exceptions”).
(b) The Company has all necessary corporate power and authority to execute and deliver this Agreement and each of the Ancillary Agreements to which it will be a party and, subject to obtaining the Required Company Shareholder Approval, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by the Company of this Agreement and each of the Ancillary Agreements to which it will be a party and the consummation by the Company of the transactions contemplated hereby and thereby have been duly and validly authorized by the Board of Directors of the Company. Subject only to obtaining the Required Company Shareholder Approval, no other corporate proceedings on the part of the Company are necessary to authorize the execution, delivery or performance of this Agreement and each of the Ancillary Agreements to which it will be a party or to consummate the transactions contemplated hereby and thereby. This Agreement has been, and upon their execution each of the Ancillary Agreements to which the Company will be a party will have been, duly executed and delivered by the Company and, assuming due execution and delivery by each of the other parties hereto or thereto, this Agreement constitutes, and upon their execution each of the Ancillary Agreements to which it will be a party will constitute, the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions.
(c) Company Parent (i) is an “accredited investor” within the meaning of Regulation D, Rule 501(a) under the Securities Act and (ii) is acquiring the Acquiror Securities pursuant to this Agreement for its own account for investment and not with a view to, or for sale or other disposition in connection with, any distribution of all or any part thereof, except in compliance with applicable federal and state securities Laws, nor with any present intention of distributing or selling any of the Acquiror Securities.
Section 3.3 No Conflict; Required Filings and Consents.
(a) The execution, delivery and performance by Company Parent of this Agreement and each of the Ancillary Agreements to which they will be a party and the consummation of the transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate the Organizational Documents of Company Parent; (ii) conflict with or violate any Law, injunction, decree or order of any Governmental Authority applicable to the Company or by which any property or asset of Company Parent is bound or affected; or (iii) result in any breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) under, require any consent of any Person pursuant to, give to others any right of termination, acceleration or cancellation of, or result in the creation of any Encumbrance on any property, asset or right of Company Parent pursuant to, any material contract to which Company Parent is a party or by which Company Parent or any of its properties, assets or rights are bound or affected, except, in the case of clause (ii) or (iii), for any such conflicts, violations, breaches, defaults, consents or other occurrences that would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or materially impede the performance by Company Parent of its obligations under this Agreement or the consummation of the Merger or any of the other transactions contemplated hereby.
(b) The execution, delivery and performance by the Company of this Agreement and each of the Ancillary Agreements to which they will be a party and the consummation of the transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate the Organizational Documents of the Company; (ii) conflict with or violate any Law, injunction, decree or order of any Governmental Authority applicable to the Company or by which any property or asset of the Company is bound or affected; or (iii) result in any breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) under, require any consent of any Person pursuant to, give to others any right of termination, acceleration or cancellation of, or result in the creation of any Encumbrance on any property, asset or right of the Company pursuant to, any Material Contract, except, in the case of clause (ii) or (iii), for any such conflicts, violations, breaches, defaults, consents or other occurrences that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.
(c) Company Parent is not required to file, seek or obtain any notice, authorization, approval, order, permit or consent of or with any Governmental Authority in connection with the execution, delivery and performance by the Company of this Agreement and each of the Ancillary Agreements to which it will be a party or the consummation of the transactions contemplated hereby and thereby, except (i) for any filings required to be made under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and any filings required under the applicable requirements of antitrust or other competition Laws of jurisdictions other than the United States (“Foreign Antitrust Laws”), (ii) for the filing of the Agreement of Merger with the Secretary of State of the State of California, (iii) for such filings as may be required by any applicable federal or state securities or “blue sky” Laws or (iv) where failure to obtain such consent, approval, authorization or action, or to make such filing or notification, would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or materially impede the performance by Company Parent of its obligations under this Agreement or the consummation of the Merger or any of the other transactions contemplated hereby.
(d) The Company is not required to file, seek or obtain any notice, authorization, approval, order, permit or consent of or with any Governmental Authority in connection with the execution, delivery and performance by the Company of this Agreement and each of the Ancillary Agreements to which it will be a party or the consummation of the transactions contemplated hereby and thereby, except (i) for any filings required to be made under the HSR Act, and any filings required under the applicable requirements of antitrust or other competition Laws of jurisdictions other than the Foreign Antitrust Laws, (ii) for the filing of the Agreement of Merger with the Secretary of State of the State of California, (iii) for such filings as may be required by any applicable federal or state securities or “blue sky” Laws or (iv) where failure to obtain such consent, approval, authorization or action, or to make such filing or notification, would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.
Section 3.4 Capitalization.
(a) The authorized capital stock of the Company consists of 30,000,000 Company Shares, 4,616,751 of which are issued and outstanding (the “Outstanding Common Shares”). All of the Outstanding Common Shares are duly authorized, validly issued, fully paid and nonassessable and were not issued in violation of any applicable Law or any preemption, subscription or similar right. Except for the Outstanding Common Shares, the Company has not issued or agreed to issue any: (i) Equity Interest; (ii) option, restricted stock, restricted stock unit, performance stock unit, warrant or interest convertible into or exchangeable or exercisable for the purchase of Equity Interests of the Company; (iii) stock or equity appreciation right, phantom stock or equity, profit participation or similar right with respect to the Equity Interests of the Company, interest in the ownership or earnings of the Company or other equity equivalent or equity-based award or right; or (iv) bond, debenture or other Indebtedness having the right to vote or convertible or exchangeable for securities having the right to vote. Except for rights granted to Acquiror and Sub under this Agreement, there are no outstanding obligations of the Company to issue, sell or transfer or repurchase, redeem or otherwise acquire, or that relate to the holding, voting or disposition of, or that restrict the transfer of, the issued or unissued Equity Interests of the Company.
(b) All of the Outstanding Common Shares are, and at the Effective Time will be, owned by Company Parent.
(c) Schedule 3.4(c) of the Company Disclosure Schedules sets forth a schedule of the names of each Service Provider of the Company that has received equity or an equity-based award of Company Parent and/or the Company in the last three years.
(d) The Company does not directly or indirectly own any equity, partnership, membership or similar interest in, or any interest convertible into, exercisable for the purchase of or exchangeable for any such equity, partnership, membership or similar interest in, any Person.
Section 3.5 Financial Statements; Indebtedness.
(a) True and complete copies of (i) the unaudited balance sheet of the Company as at April 30, 2023, and the related unaudited statements of income of the Company for the year ended April 30, 2023, together with all related notes and schedules thereto (collectively referred to as the “Financial Statements”) and (ii) the unaudited balance sheet of the Company as at October 31, 2023 (the “Interim Balance Sheet”), and the related unaudited statements of income of the Company for the six-month period ended October 31, 2023, together with all related notes and schedules thereto (collectively referred to as the “Interim Financial Statements”), are attached hereto as Schedule 3.5(a) of the Company Disclosure Schedules. The Company owns and is in possession of originals or true and complete copies of all of the material books, records and documentation underlying the Financial Statements and the Interim Financial Statements. Each of the Financial Statements and the Interim Financial Statements (i) are correct and complete in all material respects and have been prepared in accordance with the books and records of the Company; (ii) have been prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto and, in the case of the Interim Financial Statements, subject to normal year-end adjustments (which adjustments will not be, individually or in the aggregate, material) and the absence of footnote disclosures); and (iii) fairly present, in all material respects, the financial position, results of operations and cash flows of the Business as at the respective dates thereof and for the respective periods indicated therein, except (i) as otherwise noted therein and (ii) subject to (1) the fact that the Business was not operated on a stand-alone basis during such periods and stand-alone financial data has not been historically prepared for the Business, and (2) the fact that the Financial Statements and the Interim Financial Statements (including the allocations and estimations made by the management of Company Parent in preparing such Financial Statements) (A) are not necessarily indicative of the financial position and results of operations of the Business that would have resulted if the Business had been operated on a stand-alone basis during such periods and (B) may not be indicative of what the financial position and results of operations of the Business will be in the future.
(b) The Company does not have any liabilities of a nature (whether or not accrued, absolute, contingent, matured, unmatured, determined, determinable or otherwise) required to be recorded, reserved against or reflected on a balance sheet under GAAP (or the notes thereto), except for liabilities and obligations (a) reflected or reserved against in the Interim Balance Sheet (or the notes thereto), (b) incurred in the ordinary course of business since the date of the Interim Balance Sheet, (c) which have been discharged or paid in full prior to the date of this Agreement in the ordinary course of business, and (d) that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. The Company does not have any indebtedness for borrowed money, including intercompany indebtedness for borrowed money.
Section 3.6 Absence of Certain Changes or Events.
(a) Since the date of the Interim Balance Sheet, (i) the Business has been conducted in the ordinary course of business in all material respects, and (ii) there has not been any change, event or development or prospective change, event or development that, individually or in the aggregate, has had or is reasonably likely to have a Company Material Adverse Effect.
(b) From the date of the Interim Balance Sheet to the date of this Agreement, there has not been any action taken by the Company that, if taken during the period from the date of this Agreement through the Closing without Acquiror’s consent, would constitute a breach of Sections 5.1(b)(iv) through (vi), (viii) through (ix), (xiii), and (xv).
Section 3.7 Compliance with Law; Permits.
(a) The Company is, and since January 1, 2021 has been, in compliance with all Laws applicable to it, except for violations that would not, individually or in the aggregate, reasonably be expected to be material to the Company. Since January 1, 2021, the Company has not received any written notice alleging a violation of Law, in each case which allegation has not been remedied or resolved or which violation otherwise would not, individually or in the aggregate, reasonably be expected to be material to the Company.
(b) The Company is in possession of all permits, licenses, franchises, approvals, certificates, consents, waivers, concessions, exemptions, orders, registrations, notices or other authorizations of any Governmental Authority necessary for it to own, lease and operate its Real Property and to carry on the Business as currently conducted, except for any Permits the absence of which would not, individually or in the aggregate, reasonably be expected to be material to the Company (the “Permits”). All of the Permits held by the Company are in full force and effect. Since January 1, 2021, no violations or suspensions have occurred in respect of any Permits that would, individually or in the aggregate, reasonably be expected to be material to the Company. To the Knowledge of the Company, no proceeding is pending or threatened in writing to revoke any Permit. Since January 1, 2021, the Company has not received any written notice from any Governmental Authority regarding a violation of, conflict with or failure to comply with, any term or requirement of any Permit, in each case, which has not been remedied or resolved or which otherwise would not, individually or in the aggregate, reasonably be expected to be material to the Company. Notwithstanding anything to the contrary contained herein, no representations or warranties are made in this Agreement as to whether Acquiror, Sub or any of their respective Affiliates will be approved or otherwise granted the right to continue operating the Business under any Permit or other licenses necessary to operate the Business as currently conducted in all material respects.
Section 3.8 Litigation; Orders. Except as set forth on Schedule 3.8 of the Company Disclosure Schedules, there is no Action pending or, to the Knowledge of the Company, threatened against the Company, or any material property or asset of the Company, or any of the officers of the Company in regards to their actions as such that would reasonably be expected to result in a material liability to the Company. There is no Action pending or, to the Knowledge of the Company, threatened seeking to prevent, hinder, modify, delay or challenge the transactions contemplated by this Agreement or the Ancillary Agreements. Except as would not have, or reasonably be expected to result in, a material liability to the Company, there is no outstanding order, writ, judgment, injunction, decree, determination or award of, or pending or, to the Knowledge of the Company, threatened investigation by, any Governmental Authority relating to the Company, any of its properties or assets, its Permits, any of its officers or directors, or the transactions contemplated by this Agreement or the Ancillary Agreements.
Section 3.9 Employee Benefit Plans.
(a) Schedule 3.9(a) of the Company Disclosure Schedules sets forth a summary of each material Parent Benefit Plan and each Company Benefit Plan. For purposes hereof, “Parent Benefit Plan” means each Employee Plan that is established, sponsored, maintained, contributed (or required to be contributed) to by Company Parent or any of its Affiliates (other than the Company) or to which Company Parent or any of its Affiliates (including the Company) has any liability (contingent or otherwise), in each case, that covers or otherwise provides for the payment or provision of compensation or benefits to any Service Provider and “Company Benefit Plan” (together with each Parent Benefit Plan, the “Business Benefit Plans”) means each Employee Plan that is established, sponsored, maintained, contributed (or required to be contributed) to solely by the Company.
(b) Each Company Benefit Plan and, except as would not result in liability to the Company, each Parent Benefit Plan has been established, operated, administered, and maintained in all material respects in accordance with its terms and the requirements of ERISA, the Code, and any applicable Laws, and the Company has performed all material obligations required to be performed by it under any such Business Benefit Plan and to the Knowledge of the Company, is not in any material respect in default under or in violation of any such Business Benefit Plan. No Action or claims (other than claims for benefits in the ordinary course) is pending or, to the Knowledge of the Company, threatened in writing with respect to any Company Benefit Plan by any current Service Provider of the Company and, to the Knowledge of the Company, no fact or circumstance exists that would be reasonably likely to give rise to any such Action or claim. All material contributions, premiums or payments required to be made with respect to each Company Benefit Plan have been made on or before their due dates (including any extensions) and within the applicable time required by the Company Benefit Plan and applicable Law. No Company Benefit Plan is, or within the last three years has been, the subject of an examination or audit by or before a Governmental Authority, or the subject of an application or filing under, or a participant in, a government-sponsored amnesty, voluntary compliance, self-correction or similar program.
(c) Each Company Benefit Plan that is intended to be qualified under Section 401(a) of the Code has received or is the subject of a determination or opinion letter from the IRS that it is so qualified and each related trust that is intended to be exempt from federal income taxation under Section 501(a) of the Code has received a determination or opinion letter from the IRS that it is so exempt and, to the Knowledge of the Company, no fact or event has occurred since the date of such letter or letters from the IRS that would reasonably be expected adversely to affect the qualified status of any such Business Benefit Plan or the exempt status of any such trust.
(d) None of the Company Benefit Plans is, and the Company could not reasonably be expected to have any liability in respect of a (i) “multiemployer plan” (within the meaning of Section 3(37) or 4001(a)(3) of ERISA), (ii) a plan that is or was subject to Title IV, Section 302 or Section 3(35) of ERISA or Section 412 of the Code, (iii) a “multiple employer plan” as described in Section 413(c) of the Code, (iv) a “multiple employer welfare arrangement” within the meaning of Section 3(40) of ERISA, (v) a “single-employer plan” (within the meaning of Section 4001(a)(15) of ERISA) for which the Company has or could reasonably be expected to incur liability under Section 4063 or 4064 of ERISA or (vi) a plan that provides for, health, life or other welfare insurance benefits to current or former Service Providers of the Company (or their beneficiaries or dependents) following a termination of employment or service, other than health continuation coverage pursuant to COBRA or other applicable Law at the participant’s sole expense.
(e) Each Company Benefit Plan that constitutes in any part a “nonqualified deferred compensation plan” (as defined in Section 409A of the Code and applicable regulations) is and has at all times been in compliance in form and operation with the applicable requirements of Section 409A of the Code and the regulations and guidance promulgated thereunder.
(f) Except as set forth on Schedule 3.9(f) of the Company Disclosure Schedules, neither of the execution and delivery of this Agreement, or the consummation of the Merger (either alone or in conjunction with any other event), will (i) require a contribution or payment by the Company to or under any Company Benefit Plan, (ii) result in any forgiveness of indebtedness of any Person, or (iii) result in any limitation or restriction on the right of the Company to adopt, amend, merge or terminate any Employee Plan or any related contract. Except as set forth on Schedule 3.9(f) of the Company Disclosure Schedules, the Company is not a party to any contract, agreement or arrangement that could, directly or in combination with other events, result, separately or in the aggregate, in the payment, acceleration or enhancement of any benefit as a result of the transactions contemplated by this Agreement, including, without limitation, the payment of any “excess parachute payments” within the meaning of Section 280G of the Code.
(g) There are no (i) unfunded or underfunded liabilities or obligations of the Company in respect of deferred compensation, retiree health or welfare benefits, defined benefit pension plans, or other similar obligations, or (ii) obligations of the Company with respect to incurred but unpaid withdrawal or termination liabilities associated with any defined benefit pension plan.3
Section 3.10 Labor and Employment Matters.
(a) The Company is not (and, with respect to the Business, Company Parent and its Affiliates are not) a party to or bound by any collective bargaining agreement, works council agreement or similar contract with any Union, no such contract is currently being negotiated by the Company or Company Parent or any of its Affiliates, and no Service Providers are represented by any Union, works council or similar organization, employee representative or group of employees. There is no, and for the three years prior date hereof there has been no, pending or, to the Knowledge of the Company, threatened, demand for recognition or petition or certification for the formation of a collective bargaining unit involving current or former Service Providers. There is no, and for the three years prior to the date hereof there has been no, (i) strike, slowdown, picketing, handbilling, walk out, work stoppage, lockout, unfair labor practice charge, grievance, or other labor dispute pending or, to the Knowledge of the Company threatened, against the Company (or, with respect to the Business, Company Parent or any of its Affiliates); or (ii) effort pending or, to the Knowledge of the Company, threatened by, or on behalf of, any Union to organize any current or former Service Providers.
(b) The Company has not implemented any “plant closing” or “mass layoff” (in each case, as defined in Worker Adjustment and Retraining Notification Act or similar state law) with respect to which there is any unsatisfied liability.
(c) The Company is, and for the past four years has been (and, with respect to the Business, Company Parent and its Affiliates are, and for the past four years have been), in material compliance with all applicable Laws regarding labor, employment and employment practices, including all Laws respecting terms and conditions of employment of employees, former employees, and prospective employees and other workers, hiring, classification and payment of employees and independent contractors, health and safety, wages and hours (including overtime, minimum wage, meal and rest breaks, vacation time, sick leave and work-related expense reimbursement), pay equity, worker classification, background checks and drug testing, immigration and work eligibility, employment discrimination, harassment, retaliation, privacy, whistleblowing, disability rights or benefits, occupational safety and health requirements, civil rights, equal opportunity, plant closures and mass layoffs, affirmative action, workers’ compensation, terminations, collective bargaining, fair labor standards, personal rights, labor relations, farm labor and farm housing, family and medical leave and other leaves of absence, or any other labor and employment-related matters. There is not, and for the four years prior to the date hereof there has not been any, Action pending (or, to the Knowledge of the Company, threatened) (i) by or before any Governmental Authority with respect to the Company concerning employment-related matters or (ii) against or affecting the Company or Company Parent or any of its Affiliates brought by any current or former Service Provider.
(d) To the Knowledge of the Company, no current Service Provider of the Company who is an employee of the Company and earning annual base compensation in excess of $150,000 (i) has, as of the date hereof, (x) given notice of termination of employment, or (y) otherwise disclosed plans to terminate
[3]	Note to Draft: Subject to review of sample statement.

employment with the Business within the 12-month period following the date hereof, (ii) is employed under a non-immigrant work visa or other work authorization that is limited in duration, or (iii) has been the subject of any sexual or other type of discrimination, harassment, or similar misconduct allegations during his or her tenure at the Company.
Section 3.11 Title to and Sufficiency of Assets. The Company has good and valid title to, or a valid leasehold interest in, all of the material assets held for use in the conduct of the Business, subject to the Enforceability Exceptions and Permitted Encumbrances. Except as set forth on Schedule 3.11 of the Company Disclosure Schedules and with respect to the services to be provided under the Transition Services Agreement, the assets owned or leased by the Company constitute all of the assets used or held for use by the Company to operate the Business as currently conducted in all material respects.
Section 3.12 Real Property.
(a) Schedule 3.12(a) of the Company Disclosure Schedules sets forth a true, correct and complete list of all Owned Real Property and the corresponding street addresses pertaining to each such Owned Real Property. The Company has (i) good, valid and marketable fee simple title to all Owned Real Property free and clear of all Encumbrances except Permitted Encumbrances. There are no written or, to the Knowledge of the Company, oral leases, subleases, licenses or other agreements granting to any party or parties the right of use or occupancy with respect to any portion of the Owned Real Property, except for the Permitted Encumbrances.
(b) Schedule 3.12(b) of the Company Disclosure Schedules sets forth a true, correct and complete list of all Leased Real Property and all Leases and the corresponding street addresses pertaining to each such Leased Real Property. The Company has good and marketable leasehold title to all Leased Real Property, in each case, free and clear of all Encumbrances except Permitted Encumbrances, and subject to the Enforceability Exceptions. All Leases of Leased Real Property and all amendments and modifications thereto are in full force and effect, and there exists no material default under any such lease by the Company, or, to the Knowledge of the Company, any other party thereto. The Company has delivered to Acquiror copies of the Leases that are true, correct and complete in all material respects. To the Knowledge of the Company, no event or circumstance has occurred and is continuing which, if not resolved in accordance with the time periods under the applicable Lease, would give rise to a material default of the Company under or a termination of such Lease.
(c) Except as set forth on Schedule 3.12(c) of the Company Disclosure Schedules, there are no agreements or arrangements, written or oral, granting to any Person the right of first refusal to purchase or first opportunity to purchase, or use or occupy, any Owned Real Property, or any portion thereof.
(d) Since January 1, 2021, the Company has not received any written notice from its landlords or any Governmental Authority that commences or threatens to commence any Action involving any condemnation or eminent domain proceeding against any Real Property or requests the performance of any repairs, alterations or other work to such properties, in each case, except as has not been, or would not reasonably be expected to be, material to the Company.
(e) The Real Property (including, without limitation, its current use and the location of the improvements thereon) is in compliance with all Laws applicable to such Real Property in all material respects. Since January 1, 2021, the Company has not received any written notice from its landlords or any Governmental Authority that: (i) alleges material violations of the Permits or of building, zoning, safety or fire ordinances or regulations or any other Law applicable to the Real Property; or (ii) claims any material defect or deficiency with respect to any Real Property.
(f) There has been no material destruction, damage or casualty with respect to the Real Property. The Company has not received any written notice of, nor does the Company have any Knowledge of, any pending, threatened or proposed taking or condemnation with respect to a material portion of the Real Property.
(g) To the Company’s Knowledge, all easements, cross easements, licenses, air rights and rights-of-way or other similar property interests, if any, recorded against the Owned Real Property are in full force and effect without default thereunder. The Company has not received any written notice from any association, declarant or easement holder requiring the correction of any condition with respect to the Owned Real Property, or any part thereof, by reason of a material violation of any other restrictions or covenants recorded against the Owned Real Property which remains outstanding or unremedied.
(h) To the Company’s Knowledge, the Company has a permanent non-terminable right of ingress to and egress from each Owned Real Property adequate for the operations conducted thereon and there are no presently existing conditions which would reasonably be expected to result in any termination or restrictions on the existing means of access to or from any Owned Real Property or existing public ways.
(i) Each facility currently existing on any of the Owned Real Property is supplied with utilities and other services (including propane, electricity, water, drainage, sanitary sewer or wastewater processing capacity, storm sewer, fire protection and telephone) necessary for the operation of such facility as the same is currently operated in all material respects. To the Knowledge of the Company, no facts or circumstances exist that could reasonably be expected to prevent the Owned Real Property from continuing to use such utilities consistent with current operations in all material respects.
(j) Except as set forth on Schedule 3.12(j) of the Company Disclosure Schedules, to the Knowledge of the Company, all of the improvements existing on the Owned Real Property as of the date hereof lie wholly within the boundaries of such Owned Real Property, and no improvement on any adjoining property encroaches upon the Owned Real Property, and no easement or other encumbrance upon the Owned Real Property encroaches upon any such improvements.
Section 3.13 Intellectual Property.
(a) Schedule 3.13(a) of the Company Disclosure Schedules sets forth a true and complete list of all registered Trademarks, registered Copyrights, issued Patents, registered domain names and social media accounts, in each case, owned by the Company, including all associated applications for the foregoing (the “Company-Owned IP”). To the Knowledge of the Company, the Company-Owned IP is subsisting, valid and enforceable, and duly owned by the Company. The Trademarks included in the Company-Owned IP are, to the Knowledge of the Company, not subject to any pending cancellation, opposition, re-examination or expungement proceeding. Each of the currently registered Trademarks in the United States included in the Company-Owned IP that is material to the Business as currently conducted has been in substantially continuous use in the form registered and for the goods/services specified in the applicable registration since the date of registration thereof and is not vulnerable to an abandonment, re-examination, expungement or cancellation claim based on non-use. All material copyrightable works used by the Company are original works of authorship or art and have been validly and fully assigned to the Company by their respective authors or creators.
(b) Schedule 3.13(b) of the Company Disclosure Schedules sets forth a list of all Intellectual Property licenses granted to, and by, the Company, and which are material to the Business, excluding (i) commercially available, off-the-shelf software licenses, (ii) contracts where the license is incidental to the subject of the agreement (including, for example, co-pack agreements, distribution agreements, advertising and marketing agreements, and glass supply and mold agreements), or (iii) contracts which are otherwise Material Contracts (the “IP Contracts”). To the Knowledge of the Company, none of the parties to the IP Contracts is in material default and there are no grounds on which they might be terminated. Except as would not reasonably be expected to be material to the Company, no disputes have arisen in connection with the IP Contracts in the four years before the date of this Agreement.
(c) Except for Intellectual Property that is used pursuant to an IP Contract, Intellectual Property that is to be provided pursuant to the Transition Services Agreement, or Intellectual Property that is subject to a valid right or license, the Company is the sole legal and beneficial owner, free and clear of all Encumbrances other than Permitted Encumbrances, of all of the material Intellectual Property used for the production and sale of Products and otherwise for the conduct of the Business (collectively, with the Company-Owned IP, the “Company IP”), except for the failure of which would not be material to the Company. Except as set forth on Schedule 3.13(c) of the Company Disclosure Schedules, the Company has not received a written notice or threatened claim challenging the Company’s ownership of or the validity of any material Company IP in the past four years before the date of this Agreement. Except as would not reasonably be expected to be material to the Company, the Company owns, is licensed to or otherwise has the valid and, to the Knowledge of the Company, enforceable right to use all Company IP used in or necessary to conduct the business of the Company as presently conducted.
(d) To the Knowledge of the Company, none of the Company IP infringes upon or misappropriates any Intellectual Property of any third party. Except as set forth in Schedule 3.13(d) of the Company Disclosure Schedules, and except as would not reasonably be expected to be material to the Company, the Company has not received a written notice alleging that the conduct of the Business infringes upon or misappropriates the Intellectual Property of a third party. Except as set forth in Schedule 3.13(d) of the Company Disclosure Schedules, to the Knowledge of the Company, no third party is infringing upon or misappropriating any of the Company IP. There is no pending or, to the Knowledge of the Company, threatened claim or proceeding for infringement, violation or misappropriation of material Company IP. Except as set forth in Schedule 3.13(d), no written claim, demand or notice has been brought or made against the Company in the past four years before the date of this Agreement: (i) alleging that any material Company IP infringes on, violates or misappropriates, or has infringed on, violated or misappropriated, the Intellectual Property of another Person; (ii) challenging the ownership, right to use or validity of any material Company IP or suggesting that another Person has any claim of legal or beneficial ownership or exclusive or non-exclusive rights with respect thereto; (iii) challenging the Company’s right to use or otherwise exploit any material Company IP or (iv) opposing or attempting to cancel the Company’s rights in any material Company IP.
(e) Except as set forth on Schedule 3.13(e) of the Company Disclosure Schedules, there are no coexistence, settlement, license or other agreements that affect the Company IP.
(f) The Company has taken and maintains commercially reasonable measures consistent with industry standards to protect the confidentiality of its material Trade Secrets. To the Knowledge of the Company, no Trade Secret has been disclosed by the Company to any Person other than employees or contractors of the Company who had a need to know and who used such Trade Secret in the ordinary course of employment or contract performance or otherwise to any Person subject to confidentiality obligations to the Company.
Section 3.14 Data Protection.
(a) The Company complies, and has for the past three years complied, with all applicable Privacy Obligations in all material respects. The Company has adopted appropriate policies and procedures required by applicable Privacy Obligations, and has published a website privacy notice that accurately discloses the Company’s privacy practices.
(b) The Company has implemented and maintains a written information security program comprising reasonable administrative, physical, and technical safeguards that are (i) designed to protect the security, confidentiality, integrity, and availability of the Company’s information technology systems and equipment and all Personal Data the Company Processes, and (ii) consistent with all Privacy Obligations applicable to the Company.
(c) To the Knowledge of the Company, the Company has not had any material Security Breaches in the last three years, and the Company has not notified, or been required by applicable Law, Governmental Authority, or other Privacy Obligation to notify, any Person of any Security Breach in the last three years. In the last three years, the Company has not received any notice of any claims, investigations (including investigations by a Governmental Authority), or allegations that the Company has not complied with Laws or other Privacy Obligations with respect to Personal Data possessed by the Company, and to the Knowledge of the Company, there are no grounds on which such allegation would be made. The Company is not currently involved in, and has not, in the last three years, been involved in, any Actions related to any Privacy Obligations.
(d) Except as set forth in Schedule 3.14(d) of the Company Disclosure Schedules, the Company has not in the past three years experienced or has been notified in writing of any ransomware or malware attacks on the Company.

Section 3.15 Taxes.
(a) All material Tax Returns required to be filed by the Company have been timely filed (taking into account any extensions), and the Company has timely paid all material Taxes due and payable by it in the manner required by Law. All such Tax Returns are true, complete and correct in all material respects.
(b) The Company has withheld and paid to the appropriate Governmental Authority all material Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, shareholder or other party, and complied with all material information reporting, recordkeeping and backup withholding provisions of applicable Law.
(c) To the Knowledge of the Company, no written claim has been made by any Taxing Authority in a jurisdiction where the Company has not filed a Tax Return that it is or may be subject to Tax in or Tax Return filing requirements by such jurisdiction.
(d) The Company has not waived any statute of limitations in respect of material Taxes or agreed to or is the beneficiary of any extension of time with respect to a material Tax assessment (other than filing extensions) or deficiency, which waiver or agreement is still in effect. The Company has not executed any power of attorney with respect to any material Tax, other than powers of attorney that would not be in effect after the Closing Date. No closing agreements, rulings, tax holidays, technical advice memoranda or similar agreements or rulings related to material Taxes have been entered into, issued by or requested from any Taxing Authority with respect to any Company that would not be in effect after the Closing Date.
(e) Since January 1, 2023, the Company has not made, changed or revoked any material Tax election; made any change in any material method of Tax accounting; filed any amended material Tax Return; settled or compromised any material Action in respect of Taxes; prepared any material Tax Returns in a manner which is materially inconsistent with the past practices of the Company with respect to the treatment of items on prior Tax Returns; or, to the Knowledge of the Company, incurred any liability for material Taxes other than in the ordinary course of business consistent with past practice.
(f) (i) There are no audits, examinations, investigations, deficiencies, claims or other Actions before any Taxing Authority in respect of material Taxes or material Tax matters of the Company pending or, to Company’s Knowledge, threatened in writing, (ii) the Company has not received any notice of deficiency or proposed adjustment or assessment in writing for any material Taxes due and owing by the Company from any Taxing Authority or court and (iii) any material deficiency resulting from any completed audit or examination relating to Taxes by any Taxing Authority has been timely paid.
(g) There are no material Encumbrances for Taxes upon the Company or any assets of the Company, other than Encumbrances described in clause (i) of the definition of Permitted Encumbrances.
(h) The Company (i) is not, nor has been, a member of any affiliated, consolidated, combined or unitary Tax group, other than a group the common parent of which is Company Parent; (ii) has never been a party to or bound by any material Tax allocation, material Tax indemnity or material Tax sharing agreement with any Person (other than commercial agreements or arrangements not primarily related to Taxes entered into in the ordinary course of business); and (iii) has no material liability for Taxes of any Person under Treasury Regulations Section 1.1502-6 or any similar or comparable provision of state, local or foreign law (other than as a result of being a member of the consolidated group of which Company Parent is the common parent), or as a transferee or successor or otherwise by operation of Law.
(i) The Company has not entered into, or participated in, any “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b)(2).
(j) The Company has not been a “distributing” corporation or a “controlled corporation” (each within the meaning of Section 355(a)(1)(A) of the Code) in any distribution of stock during the two-year period ending on the date of this Agreement that was purported or intended to be governed by Section 355 of the Code (or so much of Section 356 of the Code as relates to Section 355 of the Code).
(k) To the Knowledge of the Company, since formation, the Company has been properly treated as a C corporation for U.S. federal income Tax purposes.

(l) Except as set forth in Schedule 3.15(l) of the Company Disclosure Schedules, the Company has not (i) taken, claimed, or applied for an employee retention tax credit or (ii) taken out or sought any loan, received any loan assistance or received any other financial assistance, or requested any of the foregoing, in each case under the CARES Act, including pursuant to the Paycheck Protection Program or the Economic Injury Disaster Loan Program.
(m) The Company will not be required to include any material amount in taxable income or exclude any material item of deduction or loss from taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of (i) any “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign Tax Law) executed on or prior to the Closing Date, (ii) installment sale or open transaction disposition made on or prior to the Closing Date, (iii) prepaid amount or advance payment received or deferred revenue accrued on or prior to the Closing (including pursuant to Revenue Procedure 2004-34 or Code Section 451(c) and the Treasury Regulations promulgated thereunder) outside the ordinary course of business, (iv) change in method of accounting or improper use of a method of accounting for a taxable period ending on or prior to the Closing Date; or (v) any deferred intercompany gain described in Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision or administrative rule of federal, state, local or non-U.S. Law).
(n) The Company has not taken or agreed to take any action, and does not intend to take any action, and has no Knowledge of any fact or circumstance, in each case, that could reasonably be expected to prevent or impede the Merger from qualifying, or to cause the Merger to fail to qualify, for the Intended Tax Treatment.
(o) The Company does not owe any material amounts to a Governmental Authority pursuant to any escheat or unclaimed property obligations.
(p) Notwithstanding anything to the contrary in this Agreement, the representations and warranties in this Section 3.15 shall be limited to Taxes with respect to a Pre-Closing Tax Period (except for the representations and warranties set forth in Sections 3.15(h), 3.15(l) and 3.15(m)) and in no event be construed to include any representation or warranty regarding the existence, amount or availability of any Tax attribute of the Company (such as net operating losses, capital loss carry forwards, credits, basis, amortization and depreciation).
Section 3.16 Environmental Matters.
(a) Except as set forth in Schedule 3.16(a) of the Company Disclosure Schedules:
(i) the Company is, and since January 1, 2021, has been, in material compliance with all applicable Environmental Laws, which includes obtaining, holding and being in material compliance with any material Permit required under Environmental Laws for the operation of the Business as currently conducted;
(ii) there has been no Release of any Hazardous Materials by the Company or, to the Knowledge of the Company, by any other Person at, on, into, or from the Leased Real Property, Owned Real Property or any other real property currently or formerly owned, leased or operated by the Company, in any case in a manner that would reasonably be expected to result in material liability or remedial obligations for the Company under Environmental Law; and
(iii) there are no pending or, to the Knowledge of the Company, threatened, Actions, or any written claims, complaints or notices from any Person received by the Company Parent or its Affiliates, including the Company, alleging that the Company is in violation of, or has liability under, any Environmental Laws.
(b) The Company has made available to Acquiror copies of all material environmental reports, assessments and audits commissioned in the past three years pertaining to the environmental condition of the Leased Real Property, Owned Real Property or any other real property formerly or currently owned, leased or operated by the Company or to the Company’s or the Business’s compliance with Environmental Law that are within the Company’s possession or control.

Section 3.17 Material Contracts.
(a) Schedule 3.17(a) of the Company Disclosure Schedules sets forth, as of the date hereof, a list of each of the contracts that is of a type described below to which the Company is a party or is bound (such contracts as are required to be set forth in Schedule 3.17(a) of the Company Disclosure Schedules, including any purchase orders, service orders, statements of work, invoices and similar documents (which need not be scheduled on Schedule 3.17(a) of the Company Disclosure Schedules) being “Material Contracts”):
(i) all contracts with any Material Supplier;
(ii) all contracts to which the Company has paid more than $1,000,000 in the past 12 months and that do not give the Company the right to terminate such contract upon 60 days’ notice or less to the other party without material penalty;
(iii) all contracts pursuant to which the Company has received more than $1,000,000 in the past 12 months;
(iv) all contracts with any Governmental Authority, other than any Permits;
(v) except with respect to contracts contemplated by Section 3.17(a)(i), any contracts under which the Company purchases grapes for use in the Business or sells grapes from its vineyards, in each case involving payments of more than $250,000 in any 12-month period;
(vi) (A) contracts relating to the mortgaging, pledging or otherwise granting of an Encumbrance (other than any Permitted Encumbrance) on any material asset or group of assets of the Company (without regard to whether or not the same will be outstanding as of the Closing), or under which the Company has the right or obligation to incur the same and (B) any loans to or investments in any Person, other than loans or investments among the Company, in each case of clauses (A) and (B), in all cases in an aggregate amount in excess of $250,000;
(vii) any collective bargaining agreement or other contract with any Union;
(viii) all contracts that are material to the Business and that limit or purport to limit the ability of the Company to compete in any line of business or with any Person or in any geographic area or during any period of time, or that restrict the right of the Company to sell to or purchase from any Person, or that grant the other party or any third party “most favored nation” status or any type of special discount right;
(ix) all contracts for any joint venture, partnership or similar arrangement by the Company;
(x) all contracts for (A) the sale or purchase of personal property having a value individually, with respect to all sales or purchases thereunder, in excess of $1,000,000, other than agreements entered into in the ordinary course of business, and (B) the lease of personal property under which the aggregate annual rental payments exceed $1,000,000;
(xi) all licenses, sublicenses and other written agreements under which the Company is a licensee or otherwise is authorized to use any Intellectual Property, in each case which contracts are material to the Business;
(xii) all contracts for the sale or purchase of real estate, other than such contracts pursuant to which there are no material obligations ongoing;
(xiii) all Leases;
(xiv) all contracts under which the Company provides or receives vineyard management services or farm labor contractor services;
(xv) any agency, dealer, sales representative, broker or marketing contracts in excess of $250,000 per annum;
(xvi) all contracts relating to the settlement of any material Action containing any material ongoing requirements or restrictions on the Company (excluding any Actions that do not (A) involve injunctive or equitable relief against the Company or (B) involve liability in excess of $250,000);

(xvii) any contract for the employment or engagement of any Service Provider of the Company on a full time, part time, consulting, or other basis providing (A) base annual compensation in excess of $150,000, (B) for payments of cash or other compensation in connection with the consummation of the transactions contemplated hereby, or (C) for severance or termination payments upon a termination of the employment or service of the applicable Service Provider of the Company; and
(xviii) any contract providing for the acquisition or sale of any business (other than sales of inventory in the ordinary course of business) with any outstanding obligations that are material to the Company.
(b) The Company has made available to Acquiror true and complete copies of each Material Contract. Each Material Contract constitutes a legal, valid, and binding obligation of the Company, is in full force and effect and enforceable in accordance with its terms and conditions (subject to the Enforceability Exceptions) against the Company (and, to the Knowledge of the Company, each other party thereto), except as would not, individually or in the aggregate, reasonably be expected to be material to the Company. The Company is not (and, to the Knowledge of the Company, no other party to any such Material Contract is) in breach of, default under or violation of any Material Contract, with or without the lapse of time or the giving of notice or both, except as would not, individually or in the aggregate, reasonably be expected to be material to the Company, nor has the Company received written notice of any such breach, default, violation, change to or receipt of a proposal with respect to, any Material Contract.
Section 3.18 Brokers. Except for Greenhill & Co., the fees, commissions and expenses of which will constitute Company Transaction Expenses and be paid as specified herein, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of the Company.
Section 3.19 Bank Accounts. Schedule 3.19 of the Company Disclosure Schedules sets forth the names and locations of all banks, trust companies, savings and loan associations and other financial institutions at which the Company maintains accounts of any nature, the account numbers of all such accounts and the names of all Persons authorized to draw thereon or make withdrawals therefrom.
Section 3.20 Related Party Transactions. Except as set forth on Schedule 3.20 of the Company Disclosure Schedules and except for the Transition Services Agreement, the Company is not a party to any contract currently in effect with any Related Party (each, a “Company Related Party Transaction”), other than with respect to employment or service-related arrangements disclosed on Schedule 3.9(a) of the Company Disclosure Schedules.
Section 3.21 Material Suppliers. Schedule 3.21 of the Company Disclosure Schedules sets forth a list of the 10 largest suppliers of goods of the Company by aggregate dollar value of purchases by the Company for each of the fiscal year ended April 30, 2023 and the six-month period ended October 31, 2023 (each, a “Material Supplier”), sets forth opposite the name of each such supplier the amount of expenses attributable to such supplier, and indicates whether the Company or Company Parent is party to a contract with such Material Supplier. Since April 30, 2023, none of the Material Suppliers has (A) materially and adversely modified its business relationship with the Company (or provided written notice that it intends to do so), or (B) provided written notice that it intends to cancel, terminate or materially reduce its business relationship with the Company or as to any material dispute.
Section 3.22 Inventory; Products.
(a) Except as disclosed on Schedule 3.22 of the Company Disclosure Schedule, substantially all inventory of the Company consists of a quality and quantity usable and salable in the ordinary course of business consistent with past practice, except for obsolete, damaged, defective or slow-moving items that have been written off or written down to fair market value or for which adequate reserves have been established. All such inventory is owned by the Company, and no inventory is held on a consignment basis. Except as disclosed on Schedule 3.22 of the Company Disclosure Schedules, all bulk wine and finished goods inventory relating to products produced, manufactured, marketed, promoted, sold or distributed by the Company is in all material respects of good and marketable quality, free from material defects.
(b) To the Knowledge of the Company, the wine products manufactured, produced or created by or on behalf of the Company (the “Products”) that are finished goods inventory (i) have been properly handled and stored and are properly packaged and labeled and fit for human consumption; (ii) comply in all material respects with the Alcohol Laws; and (iii) are not adulterated or misbranded within the meaning of the Food and Drug Act or such Alcohol Laws, each except as would not have a Company Material Adverse Effect. For the past three years, the Company has not received any material volume of grapes or other products from vendors that were returned or destroyed because they did not comply with Law or accepted industry standards and practices or meet the specifications set forth in any applicable agreement pertaining thereto.
(c) Since January 1, 2021, (A) no Product designed, manufactured or sold by the Company has been the subject of any recalls or other similar Action, (B) to the Knowledge of the Company, no event has occurred that would (with or without lapse of time) give rise to or serve as a basis for such recall or other similar action relating to any such Product, (C) to the Knowledge of the Company, there have not been any proposed recalls of Products (whether instituted by the Company or requested or directed by any Governmental Authority or otherwise), and (D) the Company has not otherwise withdrawn any Products manufactured, distributed or sold by it (excluding product returns). Each Product that has been manufactured, sold, distributed, shipped or licensed by the Company contains all material warnings required by applicable Law and such warnings are in accordance with reasonable industry practice in all material respects.
(d) Since January 1, 2021, to the Knowledge of the Company, the Company has not received any written citation from any Governmental Authorities for material violation of any standards with respect to wine inventories or those portions of the storage, production and other facilities of a material supplier or service provider of the Company which is involved in, committed to, or have a material effect on the production and sale of wine inventory by or on behalf of the Company.
(e) Since January 1, 2021, to the Knowledge of the Company, the Company has not received written notice of, and are presently not subject to, any Food and Drug Administration warning letter or similar correspondence from any Governmental Authority, adverse inspection, finding of deficiency, finding of non-compliance, compelled or voluntary recall, investigation, penalty, fine, sanction, assessment, audit, request for corrective or remedial action, or other compliance or enforcement-related action or communication from any Governmental Authority, in each case alleging or asserting that Laws relating to product quality may not have been complied with.
Section 3.23 Water Rights. Schedule 3.24 of the Company Disclosure Schedules contains a complete and correct list of all water sharing agreements with respect to the Owned Real Property. The Company has delivered to Acquiror copies of all water sharing agreements or similar arrangements relating to the use of water with respect to the Owned Real Property in the Company’s actual possession.
Section 3.24 Exclusivity of Representations. The representations and warranties made by the Company and Company Parent in this Article III (as modified by the Company Disclosure Schedules) are the exclusive representations and warranties made by the Company and Company Parent. Except for the representations and warranties contained in this Article III none of the Company, Company Parent or any other Person has made or makes any other representation or warranty, either written or oral, on behalf of the Company or Company Parent, and each of the Company and Company Parent hereby disclaims any other express or implied representations or warranties with respect to any matter whatsoever.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF ACQUIROR
Except (i) as set forth in the Acquiror Disclosure Schedules attached hereto (collectively, the “Acquiror Disclosure Schedules”), and (ii) as disclosed in the Acquiror SEC Documents publicly available at least two Business Days prior to the date of this Agreement (but excluding any disclosures contained under the heading “Risk Factors,” any disclosure of risks included in any “forward-looking statements” disclaimer or any other statements that are similarly predictive or forward-looking in nature, in each case, other than any specific factual information contained therein, and provided that in no event shall any disclosure in any Acquiror SEC Document qualify or limit the representations and warranties of Acquiror set forth in Section 4.1, Section 4.2, Section 4.3, Section 4.6(b) or Section 4.13), Acquiror represents and warrants to the Company as follows:
Section 4.1 Organization.
(a) Each of Acquiror and Sub is a corporation duly organized, validly existing and in good standing under the Laws of its state of incorporation and has all necessary corporate power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted.
(b) Acquiror has heretofore furnished to the Company a complete and correct copy of the Organizational Documents of Acquiror, each as amended to date. Such Organizational Documents are in full force and effect. Acquiror is not in violation of any of the provisions of its Organizational Documents.
Section 4.2 Authority.
(a) Each of Acquiror and Sub has all necessary corporate power and authority to execute and deliver this Agreement and each of the Ancillary Agreements to which it will be a party, and, subject to obtaining the Required Acquiror Stockholder Approval and the Required Sub Shareholder Approval, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby.
(b) The execution, delivery and performance by Acquiror and Sub of this Agreement and each of the Ancillary Agreements to which it will be a party and the consummation by Acquiror and Sub of the transactions contemplated hereby and thereby have been duly and validly authorized by the Boards of Directors of Acquiror and Sub. Subject only to obtaining the Required Acquiror Stockholder Approval and the Required Sub Shareholder Approval, no other corporate proceedings on the part of Acquiror or Sub are necessary to authorize the execution, delivery or performance of this Agreement or to consummate the transactions contemplated hereby. This Agreement has been, and upon their execution each of the Ancillary Agreements to which each will be a party will have been, duly executed and delivered by Acquiror and Sub, as applicable, and, assuming due execution and delivery by each of the other parties hereto or thereto, this Agreement constitutes, and upon their execution each of the Ancillary Agreements to which Acquiror and Sub, as applicable, will be a party will constitute, the legal, valid and binding obligations of Acquiror and Sub, as applicable, enforceable against Acquiror and Sub, as applicable, in accordance with its terms, subject to the Enforceability Exceptions. The Board of Directors of Acquiror duly, validly and unanimously adopted resolutions: (a) approving and adopting this Agreement, the Merger and the other transactions contemplated by this Agreement, including the Share Issuance, Charter Amendment and the Bylaws Amendment, and (b) recommended that the stockholders of Acquiror approve the Share Issuance and the Charter Amendment. The affirmative vote of the holders of a majority of the shares of Acquiror Common Stock is the only vote of the holders of any class or series of Acquiror’s capital stock necessary to approve the Share Issuance and the Charter Amendment (the “Required Acquiror Stockholder Approval”), and no vote of the holders of any class or series of Acquiror’s capital stock is necessary to approve the Bylaws Amendment, the Merger or the other transactions contemplated by this Agreement.
Section 4.3 Capital Stock; Equity Awards.
(a) The authorized capital stock of Acquiror consists of (i) 100,000,000 shares of preferred stock, par value $0.01 per share (the “Acquiror Preferred Stock”) and (ii) 500,000,000 shares of Acquiror Common Stock. As of November 15, 2023 (the “Measurement Date”), (i) 115,367,710 shares of Acquiror Common Stock were issued and outstanding, all of which were validly issued, fully paid and nonassessable and were free of preemptive rights, (ii) no shares of Acquiror Common Stock were held in treasury, (iii) no shares of Acquiror Preferred Stock were outstanding, and (iv) an aggregate of 3,944,785 shares of Acquiror Common Stock were subject to or otherwise deliverable in connection with outstanding Acquiror Equity Awards.

From the Measurement Date to the date of this Agreement, Acquiror has not issued or granted any shares of Acquiror Common Stock or Acquiror Equity Awards, other than shares of Acquiror Common Stock issued upon the exercise or settlement of Acquiror Equity Awards, in each case, outstanding as of the Measurement Date in accordance with their terms.
(b) Except (i) as set forth above, (ii) for changes since the Measurement Date resulting from the exercise or settlement of Acquiror Equity Awards outstanding on such date and (iii) Acquiror Equity Awards, as of the date of this Agreement, (A) there are no outstanding, authorized, issued, or reserved for issuance (1) shares of capital stock or other voting securities of Acquiror, (2) securities or interests of Acquiror or any of its Subsidiaries convertible into or exchangeable for shares of capital stock or voting securities of Acquiror or (3) options, warrants or other rights to acquire from Acquiror or any of its Subsidiaries, or any obligation of Acquiror or any of its Subsidiaries to issue, sell or transfer, any capital stock, voting securities or securities or interests convertible into or exchangeable for capital stock or voting securities of Acquiror, (B) there are no other outstanding or authorized options, calls, warrants or other rights, agreements, arrangements or commitments of any character relating to the issued or unissued capital stock of Acquiror to which Acquiror or any of its Subsidiaries is a party or is bound and (C) there are no outstanding or authorized restricted shares, restricted stock units, performance shares, contingent value rights, stock appreciation, phantom stock, profit participation or similar rights with respect to the securities of Acquiror to which Acquiror or any of its Subsidiaries is a party or is bound. Neither Acquiror nor any of its Subsidiaries is a party to any voting agreement with respect to the voting, registration or transfer of any Acquiror Securities.
(c) The Acquiror Common Stock to be issued as part of the Merger Consideration has been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will have been validly issued and will be fully paid and nonassessable and the issuance thereof is not subject to any preemptive or other similar right.
Section 4.4 No Conflict; Required Filings and Consents.
(a) The execution, delivery and performance by each of Acquiror and Sub of this Agreement and each of the Ancillary Agreements to which it will be a party and the consummation of the transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate the Organizational Documents of Acquiror or Sub; (ii) conflict with or violate any Law, injunction, decree or order applicable to Acquiror or Sub or by which any property or asset of Acquiror or Sub is bound or affected; or (iii) result in any breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) under, require any consent of any Person pursuant to, give to others any right of termination, acceleration or cancellation of, or result in the creation of any Encumbrance on any property, asset or right of the Acquiror or Sub pursuant to, any material contract to which Acquiror or Sub is a party or by which Acquiror or Sub or any of their respective properties, assets or rights are bound or affected, except, in the case of clause (ii) or (iii), for any such conflicts, violations, breaches, defaults, consents or other occurrences that would not, individually or in the aggregate, reasonably be expected to have an Acquiror Material Adverse Effect.
(b) Neither Acquiror nor Sub is required to file, seek or obtain any notice, authorization, approval, order, permit or consent of or with any Governmental Authority in connection with the execution, delivery and performance by it of this Agreement and each of the Ancillary Agreements to which it will be a party or the consummation of the transactions contemplated hereby and thereby, except (i) for any filings required to be made under HSR Act, and any filings required under Foreign Antitrust Laws, (ii) for the filing of the Agreement of Merger with the Secretary of State of the State of California, (iii) for such filings as may be required by any applicable federal or state securities or “blue sky” Laws or the New York Stock Exchange or (iv) where failure to obtain such consent, approval, authorization or action, or to make such filing or notification, would not, individually or in the aggregate, reasonably be expected to have an Acquiror Material Adverse Effect.
Section 4.5 SEC Reports; Financial Statements.
(a) Acquiror has timely filed, furnished or otherwise transmitted all registration statements, prospectuses, forms, schedules, reports, statements, certifications and other documents (including all exhibits, schedules, amendments and supplements thereto and all other information incorporated by reference therein) required to be filed by it with the SEC since July 31, 2022 (all such registration statements, prospectuses, forms, schedules, reports, statements, certifications and other documents filed since July 31, 2022, collectively, the “Acquiror SEC Documents”). As of their respective dates, or, if amended or superseded by a subsequent filing prior to the date hereof, as of the date of the last such amendment or superseding filing (and, in the case of registration statements and proxy statements, on the dates of effectiveness and the dates of the relevant meetings, respectively), each of the Acquiror SEC Documents complied as to form in all material respects with the Securities Act of 1934 (the “Securities Act”) and the Securities and Exchange Act (the “Exchange Act”), and the applicable rules and regulations promulgated thereunder, as the case may be, each as in effect on the date so filed. As of their respective filing dates (or, if amended or superseded by a subsequent filing prior to the date hereof, as of the date of such amendment or superseding filing), none of the Acquiror SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated or incorporated by reference therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. To the knowledge of Acquiror, none of the Acquiror SEC Documents is the subject of ongoing SEC review or outstanding SEC investigation and there are no outstanding or unresolved comments received from the SEC with respect to any of the Acquiror SEC Documents. None of Acquiror’s Subsidiaries is required to file or furnish any forms, reports, or other documents with the SEC and neither Acquiror nor any of its Subsidiaries is required to file or furnish any forms, reports, or other documents with any securities regulation (or similar) regime of a non-United States Governmental Authority.
(b) The consolidated financial statements of Acquiror (including any related notes and schedules thereto) included in or incorporated by reference into the Acquiror SEC Documents (i) complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto as of their respective dates; (ii) were prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto and in the case of unaudited quarterly financial statements, as may be permitted by the SEC for Quarterly Reports on Form 10-Q or by other rules and regulations of the SEC); and (iii) fairly present in all material respects the consolidated financial position of Acquiror and its Subsidiaries at the respective dates thereof and the results of their operations and cash flows for the periods indicated, subject, in the case of unaudited interim financial statements, to normal and year-end audit adjustments as permitted by the applicable rules and regulations of the SEC (but only if the effect of such adjustments would not, individually or in the aggregate, be material).
(c) Acquiror maintains disclosure controls and procedures required by Rule 13a-15 or 15d-15 under the Exchange Act. Such disclosure controls and procedures are designed to ensure that all information required to be disclosed by Acquiror in its filings with the SEC under the Exchange Act is recorded, processed, summarized and reported on a timely basis to Acquiror’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the chief executive officer and chief financial officer of Acquiror required under the Exchange Act with respect to such filings. Acquiror maintains internal control over financial reporting (as defined in Rule 13a-15 or 15d-15, as applicable, under the Exchange Act). Such internal control over financial reporting is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. Since July 31, 2022, neither Acquiror, nor to the Knowledge of Acquiror, any of Acquiror’s auditors and the audit committee of the Acquiror’s Board of Directors has identified or been made aware of (i) any significant deficiencies and material weaknesses in the design or operation of its internal controls over financial reporting that are reasonably likely to adversely affect Acquiror’s ability to record, process, summarize and report financial information and (ii) any fraud, whether or not material, that involves Acquiror’s management or other employees who have a significant role in the preparation of Acquiror’s financial statements or internal control over financial reporting.
(d) Except as described in the Acquiror SEC Documents filed as of the date of this Agreement, neither Acquiror nor any of its Subsidiaries is a party to, or has any contract to become a party to: (i) any joint venture, off-balance sheet partnership, or any similar contract (including any contract relating to any transaction or relationship between or among Acquiror or any of its Subsidiaries, on the one hand, and any unconsolidated affiliate, including any structured finance, special purpose, or limited purpose Person, on the other hand); or (ii) any “off-balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K promulgated by the SEC) where the purpose of such contract is to avoid disclosure of any material transaction involving, or material liabilities of, Acquiror in Acquiror’s published financial statements or any Acquiror SEC Documents.
(e) Neither Acquiror nor any of its Subsidiaries has any liabilities or obligations of any nature (whether or not accrued, absolute, contingent, matured, unmatured, determined, determinable or otherwise) required to be recorded or reflected on a balance sheet under GAAP (or the notes thereto), except for liabilities and obligations (i) reflected or reserved against in Acquiror’s consolidated balance sheet as of July 31, 2023 (or the notes thereto) included in the Acquiror SEC Documents, (ii) incurred in the ordinary course of business since July 31, 2023, (iii) which have been discharged or paid in full prior to the date of this Agreement in the ordinary course of business, (iv) incurred pursuant to the transactions contemplated by this Agreement and (v) that would not, individually or in the aggregate, reasonably be expected to have an Acquiror Material Adverse Effect.
Section 4.6 Absence of Certain Changes or Events. Since July 31, 2023, (a) the business of the Company has been conducted in the ordinary course of business in all material respects, and (b) there has not been any change, event or development or prospective change, event or development that, individually or in the aggregate, has had or is reasonably likely to have an Acquiror Material Adverse Effect.
Section 4.7 Litigation; Orders. There is no Action pending or, to the Knowledge of Acquiror, threatened against Acquiror or any of its Subsidiaries, or any material property or asset of Acquiror or any of its Subsidiaries, or any of the officers of Acquiror or any of its Subsidiaries in regards to their actions as such that would reasonably be expected to result in an Acquiror Material Adverse Effect. There is no Action pending or, to the Knowledge of Acquiror, threatened seeking to prevent, hinder, modify, delay or challenge the transactions contemplated by this Agreement or the Ancillary Agreements. Except as would not have, or reasonably be expected to have, an Acquiror Material Adverse Effect, there is no outstanding order, writ, judgment, injunction, decree, determination or award of, or pending or, to the Knowledge of Acquiror, threatened investigation by, any Governmental Authority relating to Acquiror, any of its Subsidiaries, or any of their respective properties or assets or officers or directors, or the transactions contemplated by this Agreement or the Ancillary Agreements.
Section 4.8 Compliance with Laws.
(a) Acquiror and each of its Subsidiaries are, and have been since July 31, 2022, in compliance with all Laws applicable to them, except where for violations that would not, individually or in the aggregate, reasonably be expected to have an Acquiror Material Adverse Effect.
(b) Acquiror and its Subsidiaries are in possession of all Permits necessary for them to own, lease and operate its properties and to carry on their respective businesses as currently conducted, except for any Permits the absence of which would not, individually or in the aggregate, reasonably be expected to have an Acquiror Material Adverse Effect.
Section 4.9 Ownership and Operations of Sub; No Prior Activities. Sub has been formed solely for the purpose of engaging in the transactions contemplated hereby and prior to the Effective Time will have engaged in no other business activities and will have incurred no liabilities or obligations other than as contemplated herein. The authorized capital stock of Sub consists of 1,000 shares of common stock, par value $0.001 per share, all of which are validly issued and outstanding. All of the issued and outstanding capital stock of Sub is, and at the Effective Time will be, owned directly or indirectly by Acquiror. Except for obligations incurred in connection with its organization and the transactions contemplated hereby, Sub has neither incurred any obligation or liability nor engaged in any business or activity of any type or kind whatsoever or entered into any agreement or arrangement with any Person.
Section 4.10 Financing. Acquiror will have available as of the Closing Date cash on hand sufficient to fully fund all amounts required to be paid by Acquiror under this Agreement, including the payment of (i) the Closing Date Cash Consideration and any other amounts required to be paid pursuant to this Agreement and the Ancillary Agreements and (ii) all fees and expenses and other payment obligations required to be paid or satisfied by Acquiror on the Closing Date in connection with the transactions contemplated by this Agreement.

Section 4.11 Related Party Transactions. Except as set forth on Schedule 4.11 of the Acquiror Disclosure Schedules, Acquiror is not a party to any contract currently in effect with any Related Party, other than Employee Plans and other employment or service-related arrangements.
Section 4.12 Alcohol Laws. Acquiror is aware that it and/or its investors may be required to provide information to the United States Federal government and the states in which the Company does business, in order to update or transfer the alcoholic beverage licensing of the Company, and Acquiror is not aware of any reason, whether, by way of example, criminal activity or ownership of other alcoholic beverage related businesses, that Acquiror and/or its principal investors would be disqualified from ownership of an interest in the Company as an alcoholic beverage licensed entity in any jurisdiction of the United States.
Section 4.13 Brokers. Except with respect to Nomura Securities International, Inc., the fees, commissions and expenses of which will be paid by Acquiror, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of Acquiror or Sub.
Section 4.14 Intended Tax Treatment. None of Acquiror, Sub nor any of their respective Affiliates has taken or agreed to take any action, and does not intend to take any action, and has no Knowledge of any fact or circumstance, in each case, that would reasonably be expected to prevent or impede the Merger from qualifying, or to cause the Merger to fail to qualify, for the Intended Tax Treatment.
Section 4.15 Exclusivity of Representations. The representations and warranties made by Acquiror in this Article IV (as modified by the Acquiror Disclosure Schedules) are the exclusive representations and warranties made by Acquiror. Except for the representations and warranties contained in this Article IV, neither Acquiror nor any other Person has made or makes any other representation or warranty, either written or oral, on behalf of Acquiror, and Acquiror hereby disclaims any other express or implied representations or warranties with respect to any matter whatsoever.
ARTICLE V
COVENANTS
Section 5.1 Conduct of Business of the Company Prior to the Closing.
(a) Between the date of this Agreement and the Closing Date, except (1) as contemplated or permitted by this Agreement, (2) as set forth on Schedule 5.1 of the Company Disclosure Schedules, (3) as required by applicable Law or any decree, order, directive or guideline issued by a Governmental Authority or (4) with the prior written consent of Acquiror (which consent shall not be unreasonably withheld, conditioned or delayed), the Business shall be conducted in the ordinary course of business in all material respects.
(b) Between the date of this Agreement and the Closing Date, except (1) as otherwise contemplated or permitted by this Agreement, (2) as set forth on Schedule 5.1 of the Company Disclosure Schedules, (3) as required by applicable Law or any decree, order, directive or guideline issued by a Governmental Authority or (4) with the prior written consent of Acquiror (which consent shall not be unreasonably withheld, conditioned or delayed), the Company will not:
(i) amend its Organizational Documents;
(ii) sell, issue, grant or authorize the sale, issuance or grant of: (A) any Equity Interest of the Company; (B) any option, restricted stock, restricted stock unit, performance stock unit, phantom stock, stock appreciation right, profits interest, call, warrant or right to acquire any Equity Interest of the Company (or whose value is directly related to the Company Shares); or (C) any instrument convertible into or exchangeable for any Equity Interest of the Company;
(iii) reclassify, combine, split, subdivide or redeem, or purchase or otherwise acquire, directly or indirectly, any of its Equity Interests or make any other change with respect to its capital structure;
(iv) declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its Equity Interests (except for any cash dividend or distribution paid in full prior to the Closing);

(v) except for the Merger, adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of the Company, or otherwise alter the Company’s corporate structure;
(vi) make any loans, advances or capital contributions to, or investments in, any other Person;
(vii) create or incur or agree to create or incur any Indebtedness of the type contemplated by clauses (i) through (vi) and (viii) of the definition of Indebtedness, in excess of $200,000 individually or $500,000 in the aggregate;
(viii) acquire (by merger, amalgamation, plan of arrangement, consolidation, acquisition of stock or assets or otherwise), directly or indirectly, any corporation, partnership, limited liability company or other business organization or division thereof;
(ix) permit any of the assets of the Company valued at more than $200,000 individually or $500,000 in the aggregate to become subject to an Encumbrance (other than a Permitted Encumbrance);
(x) sell, lease, license or otherwise dispose of any of its material assets other than (A) Intellectual Property, which is the subject of Section 5.1(b)(xvi) below, (B) sales of inventory or equipment in the ordinary course of business, or (C) with respect to obsolete assets;
(xi) (A) authorize, or make any commitment with respect to, capital expenditures or any liabilities or obligations in respect thereof in excess of 120% of the Company’s capital expenditure budget (x) for the fiscal year ending April 30, 2024 that has been approved by the Company Parent’s Board of Directors, or (y) for the fiscal year ending April 30, 2025 once approved by the Company Parent’s Board of Directors (provided, that such capital expenditure budget for the fiscal year ending April 30, 2025 shall not exceed 120% of the prior fiscal year’s capital expenditure budget), as applicable, or (B) fail to continue to make capital expenditures consistent in all material respects with the Company’s capital expenditure budget (x) for the fiscal year ending April 30, 2024 that has been approved by the Company Parent’s Board of Directors, or (y) for the fiscal year ending April 30, 2025 once approved by the Company Parent’s Board of Directors, as applicable, and in each case under this clause (B), other than deviations therefrom made in the ordinary course of business or with respect to expansion-related capital expenditures for the fiscal year ending April 30, 2025;
(xii) except to the extent required by applicable Law (including Section 409(A) of the Code), any arrangement in effect as of the date hereof, or as consistent with past practice, (A) increase the compensation or benefits of any Service Provider of the Company, other than any increase to annual base compensation in the ordinary course of business consistent with past practice with respect to non-officer Service Providers of the Company whose annual base compensation does not exceed $150,000 after giving effect to such increase, or (B) amend, modify, adopt or terminate any Employee Plan, including any pension, retirement, profit-sharing, bonus or other employee benefit or welfare benefit plan (other than any such adoption or amendment that does not materially increase the cost to the Company of maintaining the applicable compensation or benefit plan) with its current or former Service Providers of the Company;
(xiii) hire, engage or terminate (other than for cause) the employment or engagement of any Service Provider of the Company whose annual base compensation is in excess of $200,000;
(xiv) negotiate, modify, amend, extend or enter into any collective bargaining agreement or any other contract with any Union, or recognize or certify any Union;
(xv) implement any layoffs affecting, place on unpaid leave or furlough or materially reduce the hours or weekly pay of 25 or more employees (excluding, for avoidance of doubt, seasonal employees);
(xvi) permit the lapse of any right relating to Intellectual Property material to the Business or transfer, assign, license or otherwise encumber any rights related to Intellectual Property material to the Business, except where renewal is not feasible due to non-use of a given Trademark in a particular jurisdiction or otherwise in the ordinary course of business;
(xvii) disclose any Trade Secrets to a third party other than pursuant to a confidentiality agreement entered into in the ordinary course of business;

(xviii) commence or settle any pending or threatened Action with an amount in controversy in excess of $200,000 individually or $500,000 in the aggregate; provided, that, in any case, the Company shall reasonably consult with Acquiror and shall consider Acquiror’s input in good faith prior to commencing or settling such Action;
(xix) implement or adopt any material change in its methods of accounting, except as may be appropriate to conform to changes in statutory or regulatory accounting rules or GAAP or regulatory requirements with respect thereto;
(xx) enter into any new line of business outside of the Business;
(xxi) write up or write down any of its material assets or revalue its inventory, other than in accordance with the Applicable Accounting Principles or to the extent otherwise required by changes in GAAP implemented after the date hereof;
(xxii) make, change or revoke any material Tax election, change any material method of accounting for Tax purposes, change any annual Tax accounting period, settle any material audit, assessment, dispute, proceeding or investigation in respect of material Taxes or material Tax Returns, surrender any right to claim a material Tax refund, file any amended material Tax Return, enter into any contract in respect of material Taxes with any Governmental Authority, consent to any extension or waiver of the limitation period applicable to any material Tax claim, assessment or adjustment;
(xxiii) (A) enter into or adopt any contract that if in effect on the date hereof would be a Material Contract or (B) amend or modify, waive any material rights under, terminate or replace any Material Contract, in each case, outside of the ordinary course of business;
(xxiv) purchase, sell, transfer or otherwise dispose of any Real Property or enter into any lease, license or other occupancy or use agreement with respect to any Real Property (other than with respect to any grape purchase arrangements entered into in the ordinary course of business); or
(xxv) agree to take any of the actions described in Sections 5.1(b)(i) through 5.1(b)(xxiv).
Notwithstanding the foregoing, the Company may use all available Cash to pay any Company Transaction Expenses or Indebtedness prior to Closing, for distributions or dividends or for any other purpose.
Section 5.2 Conduct of Business of Acquiror Prior to the Closing.
(a) Between the date of this Agreement and the Closing Date, except (1) as contemplated or permitted by this Agreement, (2) as set forth on Schedule 5.2 of the Acquiror Disclosure Schedules, (3) as required by applicable Law or any decree, order, directive or guideline issued by a Governmental Authority or (4) with the prior written consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed), Acquiror shall conduct its business in the ordinary course of business in all material respects.
(b) Between the date of this Agreement and the Closing Date, except (1) as otherwise contemplated or permitted by this Agreement, (2) as set forth on Schedule 5.2 of the Acquiror Disclosure Schedules, (3) as required by applicable Law or any decree, order, directive or guideline issued by a Governmental Authority or (4) with the prior written consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed), Acquiror will not, and will cause its Subsidiaries not to:
(i) amend its Organizational Documents;
(ii) sell, issue, grant or authorize the sale, issuance or grant of: (A) any Equity Interests of Acquiror; (B) any option, call, warrant or right to acquire any Equity Interests of Acquiror or any of its Subsidiaries (or whose value is directly related to shares of Acquiror or such Subsidiary); or (C) any instrument convertible into or exchangeable for any Equity Interests of Acquiror or such Subsidiary (except that: (1) Acquiror may issue shares of Acquiror Common Stock upon the exercise, settlement or conversion, as applicable, of any securities outstanding as of the date of this Agreement convertible or exchangeable into shares of Acquiror Common Stock in accordance with their existing terms; and (2) Acquiror may, in the ordinary course of business and consistent with past practices grant Acquiror Equity Awards (and issue shares of Acquiror Common Stock upon the settlement thereof): (x) to any newly hired employee or service provider of Acquiror or any of its Subsidiaries under an Acquiror Equity Plan commensurate with his or her position with Acquiror or such Subsidiary; and (y) to employees of Acquiror or any of its Subsidiaries in connection with the Acquiror’s ordinary course equity award grant process as described on Schedule 5.2(b)(ii) of the Acquiror Disclosure Schedules; provided, however, that such Acquiror Equity Awards shall be granted or issued pursuant to the Acquiror’s applicable standard agreement and shall contain Acquiror’s standard vesting schedule);
(iii) amend or waive any of its rights under, or accelerate the vesting under, any provision of any Acquiror Equity Plan or any provision of any agreement evidencing any outstanding Acquiror Equity Award, or otherwise modify any of the terms of any outstanding Acquiror Equity Award, warrant or other security or any related contract, other than (A) any acceleration of vesting that is contemplated in any Acquiror Equity Plan in effect as of the date hereof, (B) any other acceleration of vesting in an amount not to exceed $750,000 in the aggregate and (C) any acceleration of vesting in accordance with the terms of any instruments or agreements in effect on the date of this Agreement;
(iv) reclassify, combine, split, subdivide or redeem, or purchase or otherwise acquire, directly or indirectly, any of its capital stock or other equity or ownership interest or make any other change with respect to its capital structure;
(v) enter into or amend any agreement with any holder of Equity Interests with respect to holding, voting or disposing of equity interests other than with respect to a Change of Control of the Acquiror;
(vi) declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any equity interests;
(vii) adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of Acquiror or any of its Subsidiaries, or otherwise alter Acquiror’s or any of its Subsidiaries’ organizational structure; or
(viii) agree to take any of the actions described in Sections 5.2(b)(i) through 5.2(b)(vii).
Section 5.3 No Control of Other Party’s Business. Nothing contained in this Agreement (including anything in Section 5.1(b)) is intended to give Acquiror, directly or indirectly, the right to control or direct the Company’s operations prior to the Effective Time in a manner that would violate applicable Law, and nothing contained in this Agreement (including anything in Section 5.2(b)) is intended to give the Company, directly or indirectly, the right to control or direct Acquiror’s or its Subsidiaries’ operations prior to the Effective Time in a manner that would violate applicable Law. Prior to the Effective Time, and subject to the terms and conditions of this Agreement, each of the Company and Acquiror shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over their respective operations, as applicable.
Section 5.4 Covenants Regarding Information. From the date hereof until the Closing Date, upon reasonable notice, the Company shall afford Acquiror and its Representatives reasonable access to the properties, offices, plants and other facilities, books and records of the Company; provided, however, that any such access shall be conducted at Acquiror’s expense, during normal business hours, under the supervision of the Company’s personnel and in such a manner as not unreasonably to interfere with the normal operations of the Company, and shall be subject to any limitations resulting from any Public Health Measures; provided further, that with respect to any properties, plants or other facilities of the Company, any such access shall not include access for the purpose of conducting any real property assessments, environmental analysis or other intrusive testing of any such properties, plants or other facilities; provided, further, that, for the avoidance of doubt, Acquiror shall be permitted to conduct Phase I Environmental Site Assessments, Limited Environmental Compliance Reviews or similar non-invasive environmental assessments (any such assessment or review actually performed, the “Signing Phase I”). Notwithstanding anything to the contrary in this Agreement, the Company shall not be required to provide access to any information to Acquiror or its Representatives if the Company determines, in its reasonable discretion after considering reasonable mitigation methods, that (i) such access would jeopardize any attorney-client or other legal privilege, (ii) such access would contravene any applicable Law, injunction, decree or order of any Governmental Authority (including any Public Health Measures), fiduciary duty, confidentiality obligation or binding agreement entered into prior to the date hereof, (iii) the information to be accessed is pertinent to any litigation in which the Company or any of its Affiliates, on the one hand, and Acquiror or any of its Affiliates, on the other hand, are adverse parties, (iv) the information to be accessed should not be disclosed due to its competitively sensitive nature, (v) the information to be accessed relates to the Company’s entry into or conducting of a sale process prior to the execution of this Agreement, including any information related to proposals from other Persons relating to any other potential transaction with the Company or (vi) the information to be accessed relates to any consolidated, combined or unitary Tax Return filed by the Company or any of its Affiliates or any of their respective predecessor entities; provided, that, in each case, the Company shall give Acquiror reasonable notice that it has so withheld such information. All requests for information made pursuant to this Section 5.4 shall be governed by the Confidentiality Agreement.
Section 5.5 Certain Consents.
(a) As soon as reasonably practicable, but in any event within 24 hours after the execution of this Agreement, Acquiror shall deliver to the Company (i) the Acquiror Stockholder Consent, which shall constitute the Required Acquiror Stockholder Approval; and (ii) the written consent of Acquiror in its capacity as the sole shareholder Sub approving and adopting this Agreement and the Merger in accordance with the California Code and the Organizational Documents of Sub (together, the “Required Sub Shareholder Approval”).
(b) As soon as reasonably practicable, but in any event within 24 hours after the execution of this Agreement, Company Parent shall deliver to the Acquiror the written consent of Company Parent in its capacity as the sole shareholder of the Company, approving and adopting this Agreement and the Merger in accordance in accordance with the California Code and the Organizational Documents of the Company (the “Required Company Shareholder Approval”).
Section 5.6 Information Statement.
(a) As promptly as reasonably practicable following the execution of this Agreement and after the delivery of the Acquiror Stockholder Consent (but in any event within the later of (i) 45 days after the date of delivery of the Acquiror Stockholder Consent or (ii) 10 Business Days after the delivery of the Carve Out Financial Statements), Acquiror shall prepare and file or caused to be promptly filed with the SEC in preliminary form an information statement of the type contemplated by Rule 14c-2 of the Exchange Act containing the information specified in Schedule 14C under the Exchange Act concerning the Acquiror Stockholder Consent, the Merger and the other transactions contemplated hereby (together with any amendments or supplements thereto, the “Information Statement”). Acquiror shall promptly notify Company Parent upon the receipt of any comments (whether written or oral) from the SEC (or the staff of the SEC) or any request from the SEC (or the staff of the SEC) for amendments or supplements to the Information Statement, and shall provide Company Parent with copies of all written correspondence between Acquiror and its Representatives, on the one hand, and the SEC (or the staff of the SEC), on the other hand. Acquiror shall use its reasonable best efforts to respond as promptly as reasonably practicable to any comments received from the SEC (or the staff of the SEC) with respect to the Information Statement and to resolve such comments with the SEC. Acquiror shall use its reasonable best efforts so that the Information Statement will comply as to form in all material respects with the provisions of the Exchange Act, the Securities Act and the rules and regulations promulgated thereunder. Prior to the filing of the Information Statement (or any draft thereof or amendment or supplement thereto), any dissemination of the Information Statement to the stockholders of Acquiror, submission of any other filing made with or written materials to the SEC with respect to the Information Statement, or responding to any comments of the SEC (or the staff of the SEC) or requests for additional information from the SEC with respect to the Information Statement, Acquiror shall provide Company Parent a reasonable opportunity to review and to propose comments on such document or response (including the proposed final version of such document or response), which comments shall be provided promptly and be reasonably considered by Acquiror in good faith. Neither Acquiror nor its Representatives shall agree to participate in any material or substantive meeting or conference (including by telephone) with the SEC, or any member of the staff thereof, in respect of the Information Statement unless, to the extent reasonably practicable and legally permissible, it consults with the Company in advance and, to the extent permitted by the SEC, allows the Company to participate; provided that Acquiror and its Representatives may take telephone calls initiated by the SEC, or any member of the staff thereof, without abiding by the obligations set forth in this sentence so long as neither Acquiror nor any of its Representatives agrees to take any action with respect to the Information Statement during such telephone calls. Without limitation to Section 5.7, the Company shall use commercially reasonable efforts to furnish all information concerning itself, its Affiliates and the holders of its capital stock to Acquiror as may be reasonably requested in connection with the preparation, filing and distribution of the Information Statement.

(b) Acquiror shall use its reasonable best efforts to cause the Information Statement to be filed with the SEC in definitive form as contemplated by Rule 14c-2 under the Exchange Act as promptly as practicable (and in any event within ten Business Days) following the date on which the SEC (or the staff of the SEC) has, orally or in writing, confirmed that it has no further comments on the Information Statement or does not intend to review the Information Statement, which confirmations shall be deemed to occur if the SEC has not affirmatively notified Acquiror prior to the tenth calendar day after making the initial filing of the preliminary Information Statement that the SEC will or will not be reviewing the Information Statement.
(c) None of the information supplied or to be supplied by or on behalf of the Company, Company Parent, Acquiror or Sub expressly for inclusion or incorporation by reference into the Information Statement will, at the date such documents (or any amendment or supplement thereto) are first mailed to the Acquiror stockholders, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading; provided, however, that no representation, warranty, covenant or agreement is made (i) by the Company, Company Parent, Acquiror or Sub, as applicable, with respect to the accuracy of any financial projections or forward-looking statements or (ii) by Acquiror, with respect to statements made or incorporated by reference in the Information Statement based on information derived from the Company Parent’s public SEC filings or supplied by the Company, Company Parent or any of their respective Representatives expressly for inclusion or incorporation by reference into the Information Statement.
(d) If at any time prior to the Effective Time any event, circumstance or information relating to the Company, Company Parent, Acquiror or Sub or their respective Affiliates, officers or directors, is discovered by the Company, Company Parent, Acquiror or Sub, respectively, which, pursuant to the Exchange Act or the Securities Act, should be set forth in an amendment or a supplement to the Information Statement so that such document would not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, the party discovering such event, circumstance, or information shall promptly inform the other parties and an appropriate amendment or supplement describing such event, circumstance or information shall be promptly filed with the SEC and disseminated to the Acquiror stockholders to the extent required by Law; provided that prior to such filing the Company, Company Parent, Acquiror or Sub, as the case may be, shall consult with the other parties with respect to such amendment or supplement and shall afford the other parties and their respective Representatives a reasonable opportunity to comment thereon.
Section 5.7 Audited and Unaudited Financial Statements of the Business; Financial Statements Cooperation.
(a) Company Parent shall, as promptly as practicable following the date hereof, use commercially reasonable efforts to deliver to Acquiror by February 1, 2024: (A)(1) a copy of the audited carve-out statements of operations, balance sheets, statements of cash flows and statements of equity of the Business and associated footnotes as of and for the year ended April 30, 2023 prepared in accordance with GAAP and SEC Regulation S-X, together with an audit report containing an unqualified opinion on such financial statements from the independent auditors for the Business (the “2023 Audited Financial Statements”) and (2) a copy of the unaudited carve-out statements of operations, balance sheets, statements of cash flows and statements of equity of the Business and associated footnotes as of and for each of the years ended April 30, 2022 and 2021, in each case prepared in accordance with GAAP and SEC Regulation S-X (the “2022 and 2021 Financial Statements”) (it being understood, however, that the Business has not been operating historically as a separate “standalone” business and, therefore, the Carve Out Financial Statements will reflect certain cost and other allocations made that may not reflect what would have been incurred if the Business had operated as a standalone business during the periods covered by the Carve Out Financial Statements) and (B) a copy of the unaudited carve-out statements of operations, balance sheets, statements of cash flows and statements of equity and associated footnotes (to the extent required) of the Business as of and for the six months ended October 31, 2023 prepared in accordance with GAAP and SEC Regulation S-X, together with comparable financial statements for the corresponding quarterly period of the prior fiscal year (together with the 2023 Audited Financial Statements and the 2022 and 2021 Financial Statements, the “Carve Out Financial Statements”).
(b) Company Parent shall, from the date hereof until the Closing Date, deliver to Acquiror no later than 55 days after the end of any fiscal quarter beginning with the quarter ending January 31, 2024 (other than any fourth fiscal quarter), a copy of the unaudited carve-out statements of operations, balance sheets, statements of cash flows and statements of equity and associated footnotes (to the extent required) of the Business as of and for such quarterly period (the “Subsequent Unaudited Financial Statements”) prepared in accordance with GAAP and SEC Regulation S-X, together with comparable financial statements for the corresponding quarterly period of the prior fiscal year, which such Subsequent Unaudited Financial Statements shall have been reviewed by the independent auditor for the Company, as provided in Statement on Auditing Standards No. 100.
(c) Company Parent shall deliver to the Acquiror, if the Closing does not occur prior to July 29, 2024, no later than August 31, 2024, a copy of the audited carve-out statements of operations, balance sheets, statements of cash flows and statements of equity of the Business and associated footnotes as of and for the year ended April 30, 2024 prepared in accordance with GAAP and SEC Regulation S-X, together with an audit report containing an unqualified opinion on such financial statements from the independent auditors for the Business (the “Subsequent Audited Financial Statements”).
(d) Company Parent shall use its commercially reasonable efforts prior to and after Closing to (i) reasonably assist Acquiror in connection with Acquiror’s filing of (1) the Form 8-K disclosing the Closing (the “Closing 8-K”) and (2) the Form 8-K/A that Acquiror intends to file to amend the Closing 8-K, including (x) preparation of pro forma financial statements that comply with the rules and regulations of the SEC (including the requirements of Regulation S-X) and (y) provision of information reasonably requested by Acquiror that is in Company Parent’s possession or is prepared by Company Parent in the ordinary course of business (or, at Acquiror’s sole expense, reasonably capable of being prepared without imposing an unreasonable burden on Company Parent and its Affiliates) and (ii) provide and make reasonably available upon reasonable notice and during regular business hours the appropriate senior management employees of Company Parent to discuss the materials prepared and delivered pursuant to this Section 5.7(d).
Section 5.8 Notification of Certain Matters. Until the Closing, each party hereto shall promptly notify the other parties in writing of (a) the occurrence of any change, condition or event that has had or is reasonably likely to have a Company Material Adverse Effect or an Acquiror Material Adverse Effect, as applicable, (b) any fact, change, condition, circumstance or occurrence or nonoccurrence of any event of which it is aware that will or is reasonably likely to result in any of the conditions set forth in Article VII of this Agreement becoming incapable of being satisfied, (c) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the consummation of the transactions contemplated by this Agreement or the Ancillary Agreements or (d) any Action pending or, to such party’s knowledge, threatened against such party or the parties relating to the transactions contemplated by this Agreement or the Ancillary Agreements; provided, however, that no such notification shall affect any of the representations, warranties, covenants, rights or remedies, or the conditions to the obligations of, the parties hereunder; provided, further, that failure to give prompt notice pursuant to this Section 5.8 shall not constitute a failure of a condition to the Merger set forth in Article VII, except to the extent that the underlying fact or circumstance not so notified would, standing alone, constitute such a failure.
Section 5.9 Contact with Business Relations. From the date hereof until the Closing Date, Acquiror shall not, and shall use commercially reasonable efforts to cause its Representatives not to, without the prior written consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed), contact or communicate with any of the customers, vendors, independent contractors, partners, suppliers, employees (except for the high-level communication of information previously publicly disclosed in accordance with this Agreement in response to communications not specifically initiated by Acquiror) or other business relations of the Company in connection with, or relating in any way to, the transactions contemplated hereby. The Company shall have the right to have one or more of its Representatives present at all times during any contact or communication initiated by Acquiror or its Representatives contemplated by this Section 5.9.
Section 5.10 Employee Benefits.
(a) Acquiror shall provide, or cause to be provided, to the employees of the Company as of the Effective Time (the “Affected Employees”) during the twelve month period following the Effective Time (or, if shorter, the applicable Affected Employee’s period of employment) (i) base salaries or hourly wage rates, as applicable, consistent with those provided to similarly situated employees of Acquiror and its

Affiliates, (ii) target annual cash bonus opportunities (excluding long-term incentive, change in control, retention, transaction, deferred compensation, and equity or equity-based incentive opportunities) consistent with those provided to similarly situated employees of Acquiror and its Affiliates, and (iii) broad-based employee benefits (excluding change in control, retention, transaction, deferred compensation, and equity and or equity-based incentive opportunities, and other long-term incentives, defined benefit pensions and post-employment health or welfare benefits, (collectively, the “Excluded Benefits”)) that are substantially comparable in the aggregate to those provided to the Affected Employees immediately prior to the Effective Time or consistent with those provided to similarly situated employees of Acquiror and its Affiliates.
(b) Acquiror shall, or shall cause the Surviving Corporation to, honor all unused vacation, holiday, sickness and personal days accrued by the Affected Employees under the policies and practices of the Company in accordance with the terms of such policies and practices as in effect from time to time. In the event of any change in the welfare benefits provided to any Affected Employee under any plan, Acquiror shall use commercially reasonable efforts to, or shall cause the Surviving Corporation to, (i) waive all limitations as to preexisting conditions, exclusions and waiting periods with respect to participation and coverage requirements applicable to the Affected Employees and their covered dependents under such plan (except to the extent that such conditions, exclusions or waiting periods would apply under the Company’s then existing plans absent any change in such welfare coverage plan) and (ii) provide each Affected Employee and his or her covered dependents with credit for any co-payments and deductibles paid prior to any such change in coverage in satisfying any applicable deductible or out-of-pocket requirements under such new or changed plan for the plan year in which the Closing occurs. Acquiror shall, or shall cause the Surviving Corporation to, provide each Affected Employee with credit for all service (excluding for benefit accrual purposes under any defined benefit pension plan or retiree welfare benefit arrangement) with the Company and its Affiliates under each employee benefit plan, policy, program or arrangement in which such Affected Employee is eligible to participate to the same extent such service was credited under the analogous Company Benefit Plan summarized on Schedule 3.9(a) of the Company Disclosure Schedules, except to the extent that it would result in a duplication of benefits with respect to the same period of services and except for purposes of any Excluded Benefits.
(c) No Person referenced in this Section 5.10, other than the Acquiror and the Surviving Corporation shall have any third party beneficiary rights or may enforce the provision of this Section 5.10. Nothing contained in this Section 5.10 shall be (i) construed to create any beneficiary rights in any employee or former employee (including any dependent thereof) of the Company or the Surviving Corporation in respect of continued employment for any specified period, nor to require Acquiror or the Surviving Corporation to continue any specific employee benefit plans, (ii) create any right to employment, continued employment, or any term or condition of employment with the Company or its Subsidiaries, Acquiror, or their Affiliates, or (iii) be construed as an amendment, waiver, modification, or creation of any Employee Plan or other employee benefit plan or arrangement. No provision of this Agreement shall constitute a limitation on rights of the Company or its Subsidiaries, Acquiror or their Affiliates to amend, modify or terminate any Employee Plan or other employee benefit plan or arrangement at any time.
Section 5.11 Confidentiality. Each of the parties shall, and shall cause its Representatives to, hold in confidence all documents and information furnished to it by or on behalf of the other parties in connection with the transactions contemplated hereby pursuant to the terms of the confidentiality agreement dated March 14, 2023 between Acquiror and Company Parent (the “Confidentiality Agreement”), which shall continue in full force and effect until the Closing Date, at which time such Confidentiality Agreement and the obligations of the parties under this Section 5.11 shall terminate; provided, however, that after the Closing Date, the Confidentiality Agreement shall terminate only in respect of that portion of the Evaluation Material (as defined in the Confidentiality Agreement) exclusively relating to the transactions contemplated by this Agreement. If for any reason this Agreement is terminated prior to the Closing Date, the Confidentiality Agreement shall nonetheless continue in full force and effect in accordance with its terms.
Section 5.12 Regulatory Approvals; Compliance with Alcohol Laws.
(a) Upon the terms and subject to the conditions of this Agreement, each of the parties shall use their respective commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, and cooperate with each other in order to do, all things necessary, proper or advisable under applicable Law (including under any Antitrust Law) to consummate the transactions contemplated by this

Agreement at the earliest practicable date, including: (i) causing the preparation and filing of all forms, registrations and notices required to be filed to consummate the Merger and the taking of such actions as are necessary to obtain any requisite consent or expiration of any applicable waiting period under the HSR Act or any other Antitrust Law and (ii) using commercially reasonable efforts to resolve any objection asserted with respect to the transactions contemplated under this Agreement under any Antitrust Law raised by any Governmental Authority. In furtherance and not in limitation of the foregoing, each of the parties, as applicable, agrees to prepare and file as promptly as practicable, and in any event by no later than 15 Business Days from the date of this Agreement all Notification and Report Forms required under the HSR Act. Acquiror shall not withdraw any such filing more than once pursuant to the HSR Act without the Company’s prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed). Each party shall pay all filing fees and other charges for its initial filings required under the HSR Act; provided, that, if any further filings are required in connection with a request for further information or documentary material from any Governmental Authority with respect to this Agreement or the transactions contemplated hereby. Acquiror shall pay all filing fees and other charges for such filings made by or on behalf of the Company and the Acquiror. If a party receives a request for information or documentary material from any Governmental Authority with respect to this Agreement or the transactions contemplated hereby, then such party shall use commercially reasonable efforts to make, or cause to be made, as soon as reasonably practicable and after consultation with the other party, a response which is in substantial compliance with such request, and each party hereto shall bear its own fees and costs in connection with responding to any such request for information or documentary material.
(b) The parties shall keep each other apprised of status with respect to the matters set forth in this Section 5.12 and work cooperatively in connection with obtaining the approvals of or clearances from each applicable Governmental Authority, including: (i) cooperating with each other in connection with filings required to be made by any party under any Antitrust Law and liaising with each other in relation to each step of the procedure before the relevant Governmental Authorities and as to the contents of all communications with such Governmental Authorities (and, in particular, to the extent permitted by Law or Governmental Authority, no party will make any notification in relation to the regulatory approvals and consents contemplated hereunder without first providing the other party with a copy of such notification in draft form and giving such other party a reasonable opportunity to discuss its content before it is filed with the relevant Governmental Authorities, and such first party shall consider and take account of all reasonable comments timely made by the other party in this respect); (ii) furnishing to the other party all information within its possession that is required for any application or other regulatory filing to be made by the other party pursuant to the applicable Law in connection with the transactions contemplated by this Agreement; (iii) promptly notifying each other of any communications from or with any Governmental Authority with respect to the matters set forth in this Section 5.12 and ensuring to the extent permitted by Law or Governmental Authority that each of the parties is entitled to attend any meetings with or other appearances before any Governmental Authority with respect thereto; (iv) consulting and cooperating with one another in connection with all analyses, appearances, presentations, memoranda, briefs, arguments, opinions and proposals made or submitted by or on behalf of any party hereto in connection with proceedings under or relating to the Antitrust Laws; and (v) without prejudice to any rights of the parties hereunder, consulting and cooperating in all respects with the other in defending all lawsuits and other proceedings by or before any Governmental Authority challenging this Agreement or the consummation of the transactions contemplated by this Agreement. Notwithstanding the foregoing, commercially and/or competitively sensitive information and materials of a party will be provided to the other parties on an outside counsel-only basis while, to the extent feasible, making a version in which the commercial and/or competitively sensitive information has been redacted available to the other parties.
(c) Notwithstanding any other provision of this Agreement to the contrary, in no event shall the Company, Company Parent, Acquiror or any of their respective Affiliates be required to (i) agree or proffer to divest or hold separate (in a trust or otherwise), or take any other action with respect to, any of their respective assets or businesses (including, assuming the consummation of the Merger, with respect to the Surviving Corporation or any of its Affiliates), (ii) agree or proffer to limit in any manner whatsoever or not to exercise any rights of ownership of any securities (including the shares of Company Common Stock and Acquiror Common Stock), (iii) enter into any agreement that in any way limits the ownership or operation of any business of the Company (including, after the Effective Time, the Surviving Corporation), Company

Parent, Acquiror or any of their respective Affiliates, (iv) agree to obtain prior approval or consent or other approval or consent from a Governmental Authority, or submit a notification or otherwise notify the Governmental Authority, prior to consummating any future transaction (other than the transactions contemplated by this Agreement), or (v) defend against, litigate, or otherwise participate in, any lawsuits and other proceedings by or before any Governmental Authority challenging this Agreement or the consummation of the Merger under any Antitrust Law.
(d) For the avoidance of doubt, in the event either party receives a letter from any Governmental Authority stating that although the waiting period under the HSR Act applicable to the transactions contemplated by this Agreement will soon expire, the Governmental Authority has not yet completed any purported investigation of the proposed transaction (a “Pre-Consummation Warning Letter”), the parties agree that the receipt by either or both of them of a Pre-Consummation Warning Letter or other verbal or written communications from the Governmental Authority to the same effect shall not be a basis for asserting that any condition to closing under Article VII hereof has not been satisfied.
(e) Except as specifically required by this Agreement, Acquiror, the Company and Company Parent shall not, and shall cause their respective controlled Affiliates not to, knowingly take any action, or knowingly refrain from taking any action, the effect of which would be to materially delay or impede the ability of the parties to consummate the transactions contemplated by this Agreement (other than a Change of Control of Acquiror). Without limiting the generality of the foregoing, Acquiror, the Company and Company Parent shall not, and shall cause their respective controlled Affiliates not to, acquire or agree to acquire (by merger, consolidation, purchase of equity interests or assets, joint venture or otherwise) any Person or any business, division or portion thereof, if such acquisition or agreement would reasonably be expected to (i) impose any material delay in the obtaining of, or increase the risk of not obtaining, any consent, approval, authorization, qualification or order from a Governmental Authority necessary for the consummation of the transactions contemplated by this Agreement or the expiration or termination of any applicable waiting period, (ii) materially increase the risk of any Governmental Authority entering an order prohibiting or delaying the consummation of the transactions contemplated by this Agreement or (iii) materially increase the risk of not being able to remove any such order on appeal or otherwise.
(f) Acquiror shall cooperate with the Company in the timely and full provision of any and all information necessary to be supplied by Acquiror and/or its investors, to the alcoholic beverage licensing agencies of the United States federal government and any state in which the Company does business. If any action or proceeding is instituted (or threatened), including any appeals, challenging the Merger as violating any Alcohol Law or if any decree, order, judgment or injunction (whether temporary, preliminary, or permanent) is entered, enforced or attempted to be entered or enforced by any alcoholic beverage licensing agency that would make the Merger illegal or otherwise delay or prohibit the consummation of the Merger, Acquiror, the Company and Company Parent shall use reasonable best efforts to contest and defend any such claim, cause of action or proceeding to avoid entry of, or to have vacated, lifted, reversed, repealed, rescinded or terminated, any decree, order, judgment, or injunction (whether temporary, preliminary or permanent) that prohibits, prevents, or restricts consummation of the Merger.
Section 5.13 Public Announcements. The initial press release with respect to this Agreement and the transactions contemplated hereby shall be a release mutually agreed to by the Company and Acquiror. Thereafter, each of the Company and Acquiror agrees that no public release, statement, announcement, or other disclosure concerning the Merger and the other transactions contemplated hereby that is inconsistent with initial press release or other release, statement, announcement or other disclosure made in accordance herewith shall be issued by any party without the prior written consent of the other party, which consent shall not be unreasonably withheld, except as may be required by applicable Law, court process or by obligations pursuant to any listing agreement with any national securities exchange or national securities quotation system, the rules or regulations of any applicable United States securities exchange, or any Governmental Authority to which the relevant party is subject (in which case the party making such disclosure shall use its reasonable best efforts to provide the other party with an opportunity to review and comment on such disclosure). Notwithstanding the foregoing, (i) without prior consultation, each party may disseminate the information included in a press release or other document previously approved for external distribution by the other parties and unmodified from the version so approved, and the restrictions set forth in this Section 5.13 shall not apply in connection with any dispute between the parties regarding this Agreement or the transactions contemplated hereby and (ii) no provision of this Agreement shall be deemed to restrict in any manner a party’s ability to communicate with its employees.
Section 5.14 Directors’ and Officers’ Indemnification. Acquiror agrees that all rights to indemnification or exculpation now existing in favor of the directors or officers, as provided in the Company’s Organizational Documents as in effect on the date hereof, whether asserted or claimed prior to, at or after the Closing (including, for the avoidance of doubt, in connection with (i) the transactions contemplated by this Agreement and (ii) actions to enforce this provision or any other indemnification, exculpation, contribution or advancement right of any of the foregoing), shall survive the Closing and shall continue in full force and effect for a period of not less than six years and that the Company will perform and discharge the obligations to provide such indemnity and exculpation after the Closing; provided, however, that all rights to indemnification and exculpation in respect of any Action arising out of or relating to matters existing or occurring at or prior to the Closing Date and asserted or made within such six-year period shall continue until the final disposition of such Action. From and after the Closing, Acquiror shall not, and shall cause each of its Subsidiaries and Affiliates (including the Company) not to, amend, repeal or otherwise modify the indemnification provisions of the Company’s articles of incorporation or bylaws as in effect at the Closing in any manner that would adversely affect the rights thereunder of individuals who at the Closing were directors or officers of the Company. The provisions of this Section 5.14 shall survive the consummation of the Closing and continue for the periods specified herein. This Section 5.14 is intended to benefit the directors, officers, employees and agents of the Company and any other Person or entity (and their respective heirs, successors and assigns) referenced in this Section 5.14 or indemnified hereunder, each of whom may enforce the provisions of this Section 5.14 (whether or not parties to this Agreement). Each of the Persons referenced in the immediately preceding sentence are intended to be third party beneficiaries of this Section 5.14.
Section 5.15 Stock Exchange Listing. Acquiror shall use its reasonable best efforts to cause the shares of Acquiror Common Stock to be issued in the Merger to be approved for listing on the NYSE, subject to official notice of issuance, prior to the Effective Time.
Section 5.16 Transition Services Agreement. Following the date hereof and until the Closing, the parties shall negotiate in good faith a transition services agreement to be entered into at the Closing (the “Transition Services Agreement”).
Section 5.17 Governance Matters.
(a) After the date hereof, Acquiror shall take all necessary corporate action in accordance with applicable Law and its Organizational Documents such that, as of the Effective Time, (i) the amended and restated certificate of incorporation of Acquiror shall be amended and restated in its entirety to read in substantially the form set forth on Exhibit E attached hereto (the “A&R Charter” and, such amendment and restatement, the “Charter Amendment”), and (ii) the amended and restated bylaws of Acquiror shall be amended and restated in their entirety to read in substantially the form set forth on Exhibit F attached hereto (the “A&R Bylaws”and, such amendment and restatement, the “Bylaws Amendment”).
(b) After the date hereof, Acquiror shall take all necessary corporate action in accordance with applicable Law and its Organizational Documents such that, as of the Effective Time (i) the Board of Directors of Acquiror shall consist of eight members; (ii) one member of the Board of Directors of Acquiror previously nominated by Mallard shall resign from the Board of Directors of Acquiror; and (iii) two individuals designated by Company Parent shall be appointed to the Board of Directors of Acquiror, in each case as contemplated by the A&R Stockholders Agreement.
Section 5.18 Use of Name. Acquiror acknowledges that the Trademarks included in the Company-Owned IP are the only Trademarks that are part of the Company IP, and Company Parent is not transferring or conveying or causing to be transferred or conveyed any ownership, license or other rights with respect to any other Trademarks of Company Parent or any of its Affiliates, including but not limited to (i) the names and Trademarks set forth on Schedule 5.18 of the Company Disclosure Schedules, (ii) any Trademark incorporating any such names or Trademarks or constituting a variant thereof or (iii) any other Trademark owned by Company Parent or any of its Affiliates other than the Company (collectively, the “BF Marks”). Acquiror hereby acknowledges and agrees that (i) all right, title and interest in and to the BF Marks are and, following the Closing shall be, owned exclusively by Company Parent and its Affiliates (other than the Company), any and all rights of the Acquiror or its Affiliates (including the Surviving Corporation) to use the BF Marks shall terminate as of the Closing (except as expressly set forth on Schedule 5.18 of the Company Disclosure Schedules), and (ii) following the Closing, Acquiror shall, and shall cause its Affiliates (including the Surviving Corporation) to, execute any assignment or similar documentation to give effect to the intent of this Section 5.18 as may be requested by Company Parent.
Section 5.19 Affiliate Guarantees; Intercompany Agreements; Inventory.
(a) With respect to any guarantee of the Company’s obligations issued by any Affiliate of the Company, including any Company Parent, or any keepwell, net worth maintenance agreement, letter of credit, reimbursement obligation or letter of comfort with respect to the Company imposing any obligations on any Affiliate of the Company, including Company Parent (collectively, such guarantees and similar agreements by Affiliates of the Company, the “Affiliate Guarantees”), Acquiror, the Company and Company Parent shall use commercially reasonable efforts to arrange as soon as reasonably practicable for the full and unconditional release, effective as of the Effective Time (or as promptly thereafter as possible), of the applicable Affiliate of the Company from its obligations thereunder; provided that, if the parties are unable to obtain such release as of the Effective Time, until such time that the payment obligations under such arrangements are satisfied in full, Acquiror shall indemnify and hold harmless the applicable Affiliate of the Company, including Company Parent, with respect to such Affiliate Guarantee to the extent that such Affiliate actually incurs any obligation or liability in connection therewith from and after the Effective Time.
(b) At or prior to the Closing, the Company shall terminate or cause to be terminated each Company Related Party Transaction, including, without limitation, any guarantee by the Company of any obligations of any Related Party (including Company Parent). Acquiror acknowledges and agrees that as of the Closing the Company shall no longer be covered by the insurance policies of Company Parent or its other Affiliates.
(c) Effective as of the Closing, but subject to the occurrence of the Closing, except as otherwise set forth in the Transition Services Agreement, Company Parent and its Affiliates (other than the Company), on the one hand, and the Company, on the other hand, shall eliminate by payment, settlement, netting, capitalization, set off, cancellation, forgiving, release or otherwise any obligations or liabilities under the intercompany accounts between or among such parties, in each case, such that the Company, on the one hand, and Company Parent and its Affiliates (other than the Company), on the other hand, do not have any further liability to one another (and without any costs or other liabilities of Acquiror or any of its Affiliates (including, following the Closing, the Company)) in respect of such intercompany accounts following the Closing.
(d) Company Parent will use commercially reasonable efforts to vest title in the Company to certain inventory of the Business held in warehouses of Company Parent prior to Closing; provided, however, that if title is not so vested prior to Closing, on the Closing Date promptly following the Closing, Acquiror will cause the Company to acquire title to such inventory at landed cost as recorded on the accounting records of Company Parent.
Section 5.20 Standstill.
(a) From the Closing until Company Parent (together with its Affiliates) Beneficially Owns Acquiror Securities representing less than 5% of the Acquiror Voting Power, Company Parent covenants and agrees that, without the prior written consent of Acquiror or its Board of Directors, Company Parent will not, and will not cause or permit any of its controlled Affiliates, directly or indirectly, to:
(i) acquire, offer to acquire, or agree to acquire, by purchase or otherwise, Beneficial Ownership of Acquiror Securities representing more than 40% of the Acquiror Voting Power;
(ii) make or join or become a participant in any “solicitation” of “proxies” (as such terms are defined in Regulation 14A as promulgated by the SEC) from holders of Acquiror Securities; provided, that Company Parent’s mere factual disclosure, in response to a bona fide third party request for such information, of the manner in which it has voted or intends to vote any Acquiror Securities shall not be deemed to be in violation of this Section 5.20(a)(ii);
(iii) form, join, or knowingly participate in a Group (other than with Company Parent’s Affiliates) in connection with the voting of Acquiror Securities; or

(iv) nominate or cause to be nominated any persons for election to Acquiror’s Board of Directors other than pursuant to Company Parent’s rights set forth in the A&R Stockholders Agreement.
(b) Notwithstanding the foregoing, Section 5.20(a) shall not prohibit, restrict, hinder, limit or impede any of the following:
(i) the submission of one or more confidential proposals for a potential negotiated transaction to the Chief Executive Officer of Acquiror (or other individual(s) specifically designated in writing by the Chief Executive Officer of Acquiror) or the Acquiror’s Board of Directors so long as such confidential proposals are made in a manner that would not reasonably be expected to require Company Parent or Acquiror to make any public announcement regarding any such proposal(s), unless and until such proposal is approved by the Acquiror’s Board of Directors;
(ii) the exercise of Company Parent’s rights or performance of any obligations under this Agreement, the A&R Charter, the A&R Bylaws, the A&R Stockholders Agreement, or the A&R Registration Rights Agreement, including bringing any claim to enforce its rights thereunder or defending itself from any claim thereunder;
(iii) any action, omission or statement or other communication by a Brown-Forman Designee (as defined the A&R Stockholders Agreement) in a meeting of the Acquiror’s Board of Directors or in discussions or deliberations among members of the Acquiror’s Board of Directors, solely in his or her capacity as a member of the Acquiror’s Board of Directors;
(iv) acquisitions made on a pro rata basis (based on economic ownership) as a result of a stock split, stock dividend, reorganization, recapitalization, reclassification, combination, exchange of shares or other like change approved by the Acquiror’s Board of Directors;
(v) acquisitions as a result of the exercise of Company Parent’s preemptive rights pursuant to Section 5.22;
(vi) acquisitions (other than acquisitions consummated with the intent to circumvent the restrictions in Section 5.20(a)) as a result of Company Parent or any of its controlled Affiliates acquiring equity interests in a previously unaffiliated Person that Beneficially Owns Acquiror Securities at the time of the consummation of such acquisition, so long as such transaction is consummated for a bona fide business purpose (and not for the purpose of utilizing the exception set forth in this Section 5.20(b)(vi));
(vii) acquisitions (other than acquisitions consummated with the intent to circumvent the restrictions in Section 5.20(a)) by any mutual fund, pension trust, hedge fund, private equity fund or other investment vehicle in which Company Parent or any of its controlled Affiliates holds an interest, but which is not controlled or advised by Company Parent or its controlled Affiliates;
(viii) any statement or other communication to the extent necessary to comply with applicable Law or any subpoena or other legal process or to respond to a request for information from any Governmental Authority, self-regulatory body or securities exchange with jurisdiction over such Person from whom information is sought;
(ix) any statement or other communication regarding Acquiror by Company Parent to its or its controlled Affiliates’ investors, potential investors or Representatives; provided that any such communications are subject to reasonable confidentiality obligations of such investors or Representatives;
(x) granting any liens or encumbrances on any claims or interests in favor of a bank or broker-dealer or prime broker holding such claims or interests in custody or prime brokerage agreements or depositing (or withdrawing from deposit) any Acquiror Securities with a fiduciary or depositary pursuant to a deposit agreement or arrangements (including any prime broker account);
(xi) soliciting quotes or bids from brokers, market makers or similar Persons in connection with pricing any Acquiror Securities or other valuation confirmations;

(xii) subject to compliance with applicable securities laws, negotiating, evaluating or trading, directly or indirectly, in any index, exchange traded fund, benchmark or other basket of securities which may include, or otherwise reflect the performance of, any Acquiror Securities;
(xiii) participation on the same basis as other stockholders of Acquiror in any tender or exchange offer, consolidation, business combination, acquisition, merger, Change of Control or similar extraordinary transaction involving Acquiror or any sale of all or a substantial portion of the assets of Acquiror initiated by a third party (provided that any “solicitation” of “proxies” or any public announcement with respect to such transaction shall be governed by Section 5.20(a));
(xiv) the receipt, in and of itself, by Company Parent or any of its controlled Affiliates of any unsolicited inquiries or indications of interest (provided any response thereto shall be governed by Section 5.20(a)); or
(xv) Company Parent or any of its controlled Affiliates taking action specifically invited in writing by the Acquiror’s Board of Directors.
(c) The prohibitions in Section 5.20(a) shall immediately terminate, and Company Parent may engage in any of the activities specified in Section 5.20(a), in the event that:
(i) Acquiror enters into a definitive written agreement providing for a Change of Control;
(ii) (A) any Person or Group (other than Company Parent or any of its Affiliates) commences a tender offer, exchange offer or other similar offer that, if consummated, would result in a Change of Control of Acquiror and (B) the Board of Directors of Acquiror either (x) publicly recommends that Acquiror consummate such transaction or (y) does not publicly recommend against such transaction within 10 Business Days of the public commencement of such tender offer, exchange offer or other similar offer;
(iii) a Change of Control otherwise occurs; or
(iv) Acquiror files for, or becomes subject to a proceeding for, bankruptcy, reorganization, liquidation, dissolution or similar process.
Section 5.21 Lock-Up.
(a) During the period commencing at the Effective Time and ending on the earlier of (i) the date that is 18 months following the Effective Time or (ii) the occurrence of a Lock-Up Termination Event (the “Lock-Up Period”), Company Parent shall not sell, assign, pledge, hypothecate or otherwise transfer (or enter into an obligation regarding the future sale, assignment, pledge or transfer of) (a “Transfer”) any Acquiror Securities, other than Permitted Transfers. Notwithstanding the foregoing, it is understood and agreed that any transaction involving Company Parent (including any Transfer of Company Parent’s equity, including any change of control of Company Parent) that is not a direct transfer of Acquiror Securities shall under no circumstances constitute a Transfer.
(b) As used herein, “Permitted Transfers” means any of the following:
(i) any Transfer to an Affiliate of Company Parent;
(ii) depositing Acquiror Securities with the Depository Trust Company; or
(iii) any Transfer pursuant to a Change of Control (including any tender that, if consummated, would result in a Change of Control).
(c) As used herein, “Lock-Up Termination Event” means any of the following:
(i) Acquiror enters into a definitive written agreement providing for a Change of Control;
(ii) Acquiror or Mallard or the Affiliates thereof enter into a definitive agreement with any Person or Group (other than Company Parent or any of its Affiliates) with respect to a tender offer, exchange offer or other similar offer that, if consummated, would result in a Change of Control;
(iii) a Change of Control otherwise occurs; or

(iv) the Acquiror or any of its Subsidiaries files for, or becomes subject to a proceeding for, bankruptcy, reorganization, liquidation, dissolution or similar process.
(d) Notwithstanding anything herein to the contrary, Acquiror acknowledges and agrees that upon the occurrence of a Lock-Up Termination Event, the Lock-Up Period shall automatically terminate and the restrictions set forth in this Section 5.21 shall be of no further force or effect.
Section 5.22 Preemptive Rights.
(a) From the Closing, for so long as Company Parent (together with its Affiliates) Beneficially Owns any Acquiror Securities, if Acquiror proposes to issue any New Securities, other than in an Excluded Issuance, then Acquiror shall (i) give written notice to Company Parent (no less than 15 Business Days prior to the closing of such issuance) of Acquiror’s bona fide intention to offer such New Securities (the “Proposed Securities”), setting forth in reasonable detail the designation and a summary of all of the terms and provisions of the New Securities proposed to be issued, including the price, the amount of such securities proposed to be issued and, to the extent applicable, the voting powers, preferences and relative participating, optional or other special rights and the qualification, limitations or restrictions thereof and any other terms of the proposed sale of such securities; provided that following the delivery of such notice, Acquiror shall deliver to Company Parent any such information Company Parent may reasonably request in order to evaluate the proposed issuance; and (ii) offer to issue and sell to Company Parent, on such terms as the Proposed Securities are issued and upon full payment by Company Parent of the price for such New Securities, a portion of the Proposed Securities equal to a percentage determined by dividing (A) the number of shares of Acquiror Common Stock Company Parent Beneficially Owns (on an as converted basis, assuming full conversion and/or exercise of all equity-based securities of Acquiror then outstanding, whether vested, unvested or then convertible or exercisable) by (B) the total number of shares of Acquiror Common Stock then outstanding (on an as-converted basis, assuming full conversion and/or exercise of all equity-based securities of Acquiror then outstanding, whether vested, unvested or then convertible or exercisable) (such percentage, the Company Parent’s “Participation Portion”).
(b) Company Parent will have the option, exercisable by written notice to Acquiror, to accept Acquiror’s offer and commit to purchase any or all of its Participation Portion of the Proposed Securities, which notice must be given within 7 Business Days after receipt of the notice delivered by Acquiror to Company Parent pursuant to Section 5.22(a). The closing of the exercise of the preemptive rights set forth in this Section 5.22 shall take place simultaneously with the closing of the sale of the Proposed Securities giving rise to such preemptive right. Upon the expiration of the offering period described above, Acquiror will be free to sell such Proposed Securities that the Company Parent has not elected to purchase during the 90 days following such expiration on economic terms no more favorable, and on other terms conditions not materially more favorable, to the purchasers thereof than those offered to Company Parent in the notice delivered in accordance with Section 5.22(a). Any Proposed Securities offered or sold by Acquiror after such 90-day period must be reoffered to issue or sell to Company Parent pursuant to Section 5.22.
(c) The election by Company Parent not to exercise its preemptive rights under this Section 5.22 in any one instance shall not affect its right as to any subsequent applicable proposed issuance of New Securities.
(d) In the case of an issuance subject to this Section 5.22 for consideration in whole or in part other than cash, including securities acquired in exchange therefor (other than securities by their terms so exchangeable), the consideration other than cash shall be deemed to be the Fair Market Value thereof.
Section 5.23 Wrong Pockets. In the event that Acquiror or any of its Affiliates (including, following the Effective Time, the Surviving Corporation) receives any payments appropriately attributable to Company Parent or its Subsidiaries, such payments shall be the property of, and shall be forwarded and remitted to, Company Parent or its designee as promptly as practicable, but no later than 20 days, after receipt thereof (or, if later, after notice or determination of receipt of such improper payment). In the event that any of Company Parent or its Affiliates receives any payments in respect of the Company or the Business after the Closing, such payments shall be the property of, and shall be forwarded and remitted to, the Surviving Corporation as promptly as practicable, but not later than 20 days, after receipt thereof (or, if later, after notice or determination of receipt of such improper payment).

Section 5.24 Retained Action. From and after the Closing, Company Parent shall have the right to, and shall, retain, assume and control the litigation, settlement or any other proceedings with respect to the matter set forth on Schedule 5.24 of the Company Disclosure Schedule (the “Retained Action”) at its sole cost and expense, and shall prosecute, defend or settle, as applicable, such Retained Action in its sole discretion. Acquiror and the Surviving Corporation shall reasonably cooperate with Company Parent with respect to the Retained Action at Company Parent’s sole cost and expense, including (x) acting at the reasonable direction of Company Parent in connection with the prosecution or defense of the Retained Action, (y) making available any witnesses, pertinent records, materials and information in the Surviving Corporation’s possession or under its control as is reasonably requested by Company Parent, and (z) agreeing to any settlement, compromise or discharge of such Retained Action as requested by Company Parent, except for any such settlement, compromise or discharge that would impose any adverse obligation or restriction on Acquiror or the Surviving Corporation other than solely the payment of money damages that will be paid for or reimbursed, in each case entirely, by Company Parent. Acquiror and the Surviving Corporation shall not admit any liability with respect to, or settle, compromise or discharge, or offer to settle, compromise or discharge, or have any ex parte discussions with the parties to, the Retained Action without being directed or permitted (as confirmed in writing) to do so by Company Parent. Acquiror and the Company agree that Company Parent shall be entitled to any and all proceeds that may result from any Retained Action. Subject to the foregoing, Company Parent agrees to indemnify the Surviving Corporation, Acquiror and each of their respective Affiliates, equityholders, managers, directors, officers, employees, and agents from and against any and all Losses incurred by such parties as a result of the Retained Action.
Section 5.25 Transfer of Domain Names and Social Media Accounts. Promptly after the Closing, Company Parent shall provide to the Surviving Corporation all authorization codes or “unlock” codes as required to transfer control of any domain names and social media accounts exclusively used in connection with the Business and as set forth in Schedule 3.13(a) of the Company Disclosure Schedules.
Section 5.26 Release.
(a) Effective as of the Closing, subject in all cases to Section 5.26(c) (including with respect to the Company’s rights under this Agreement and the Ancillary Agreements), the Company hereby unconditionally and irrevocably waives, releases, discharges, remises and acquits Company Parent, its Affiliates and each of their respective successors, assigns and past, present and future directors, managers, officers and employees, and each of their respective heirs, successors and assigns, in each case, in their capacity as such (collectively, the “Parent Parties”), jointly and individually, of and from any and all proceedings and claims, demands, obligations, causes of action or liabilities arising on or prior to the Closing with respect to (i) the organization, management or operation of the Business or the Company or their relationship with the Company, in each case, relating to any matter, occurrence, action or activity at or prior to the Closing, (ii) the direct or indirect ownership of the Company Common Stock or any other interest in the Company at or prior to the Closing, (iii) the termination of Company Parent’s status as an equityholder of the Company as a result of the consummation of the transactions contemplated hereby, (iv) actions taken by the officers, directors, employees, agents, attorneys, accountants and representatives of the Company or Parent Parties in connection with the negotiation, authorization, approval and recommendation of the terms of the transactions contemplated hereby, (v) any rights to revenue, stock, options or warrants of, or dividends, distributions or contributions in respect of, the Company Common Stock or any other interest in the Company arising prior to the Closing, and (vi) any contract, transaction, event, circumstance, action, failure to act or occurrence of any sort or type, whether known or unknown and which occurred, existed or was taken or permitted at or prior to the Closing. The Company hereby irrevocably covenants to refrain from, directly or indirectly, asserting any claim or demand, or commencing or causing to be commenced, any proceeding of any kind against any Parent Parties based on any of the foregoing. The Company expressly waives, to the full extent that it may lawfully waive, all rights pertaining to a general release of claims (including Section 1542 of the California Civil Code or any provision of other state or federal Law), and affirms that it is releasing all known or unknown claims that it has or may have against any of the Parent Parties with respect to matters enumerated in the first sentence of this Section 5.26(a).
(b) Effective as of the Closing, subject in all cases to Section 5.26(c) (including with respect to Company Parent’s rights under this Agreement and the Ancillary Agreements), Company Parent, on behalf of itself and its Affiliates, hereby unconditionally and irrevocably waives, releases, discharges, remises and acquits the Company of and from any and all proceedings and claims, demands, obligations, causes of action or liabilities arising on or prior to Closing with respect to (i) the Parent Parties’ organization, management or operation of the Business or the Company or its relationship with the Company, in each case relating to any matter, occurrence, action or activity at or prior to the Closing, (ii) the Parent Parties’ direct or indirect ownership of the Company Common Stock or any other interest in the Company at or prior to the Closing, (iii) the termination of the Company Parent’s status as an equityholder of the Company as a result of the consummation of the transactions contemplated hereby, (iv) actions taken by the officers, directors, employees, agents, attorneys, accountants and representatives of the Company in connection with the negotiation, authorization, approval and recommendation of the terms of the transactions contemplated hereby, (v) any rights to revenue, stock, options or warrants of, or dividends or other distributions in respect of, any Company Common Stock or any other interest in the Company arising prior to the Closing, and (vi) any contract, transaction, event, circumstance, action, failure to act or occurrence of any sort or type, whether known or unknown and which occurred, existed or was taken or permitted at or prior to the Closing. Parent, for itself and the other Parent Parties, hereby irrevocably covenants to refrain from, directly or indirectly, asserting any claim or demand, or commencing or causing to be commenced, any proceeding of any kind against the Company, based on any of the foregoing. Company Parent, on behalf of itself and the other Parent Parties, expressly waives, to the full extent that it may lawfully waive, all rights pertaining to a general release of claims (including Section 1542 of the California Civil Code or any provision of other state or federal Law), and affirms that it is releasing all known or unknown claims that it has or may have against the Company or any of its Affiliates with respect to matters enumerated in the first sentence of this Section 5.26(b).
(c) Notwithstanding anything in this Agreement to the contrary, nothing in this Section 5.26 shall release, waive, discharge, relinquish or otherwise affect the rights or obligations of any party to the extent arising out of (i) this Agreement, any of the other Ancillary Agreements or any other agreement entered into by the Company, a Parent Party or the Acquiror or its Affiliates in connection with the transactions contemplated by this Agreement, (ii) any matter between the Company and its employees or advisors with respect to matters arising in connection with the management or operation of the Business that is unrelated to the transactions contemplated hereby (including under any employment agreement, non-competition agreement, co-investment, equity grant or other equity arrangement or Intellectual Property protection agreement), (iii) any matter arising in the ordinary course of business between a Parent Party and the Company or any if its Affiliates that is unrelated to both the transactions contemplated hereby and the ownership of the Business or the Company by the Company Parent, (iv) any right of Company Parent or its Affiliates as an equityholder of Acquiror following the Closing, or (v) any claims with respect to Fraud.
ARTICLE VI
TAX MATTERS
Section 6.1 Limited Income Tax Indemnification.
(a) Subject to the terms and conditions of this Section 6.1, Company Parent will indemnify the Company and its successors (the “Company Indemnitees”) for any U.S. federal and applicable state income Taxes for Pre-Closing Tax Periods of Company Parent and other members (other than the Company) of any consolidated group (for U.S. federal and applicable state income Tax purposes) of which Company Parent was the common parent and the Company was a member before the Closing Date and that a Company Indemnitee pays pursuant to Treasury Regulation Section 1.1502-6 (or a corresponding several liability statute or regulation under applicable state Law) (the “Indemnified Taxes”).
(b) Certain Limitations.
(i) Company Parent shall not have any obligation to indemnify the Company Indemnitees with respect to a claim for indemnification pursuant to Section 6.1(a) unless Acquiror or any Company Indemnitee notifies Company Parent of such claim for indemnification on or before the date which is 90 days after the Company Indemnitee’s payment of such income Taxes (and in no event later than 90 days after the expiration of the applicable statute of limitations related to such claim).

(ii) The amount payable under this Section 6.1 will be deemed to be net of any Tax benefit actually recognized by the applicable Company Indemnitee in the same taxable year that such Indemnified Taxes were incurred. The aggregate liability of Company Parent pursuant to Section 6.1 under the Agreement shall not exceed the aggregate value of the Merger Consideration.
(iii) If a third party (including, for the avoidance of doubt, any Taxing Authority) initiates a claim, demand, dispute, lawsuit or arbitration (a “Third-Party Claim”) with respect to any matter that the Company Indemnitee might make a claim for indemnification against Company Parent under Section 6.1 of this Agreement, the Company Indemnitee must promptly notify Company Parent in writing of the existence of such Third-Party Claim and must deliver copies of any documents served with respect to the Third-Party Claim; provided, however, that any failure on the part of a Company Indemnitee to so notify Company Parent shall not limit any of the obligations of Company Parent under this Section 6.1 (except to the extent such failure materially prejudices the defense of such proceeding).
(iv) Upon receipt of the notice described in Section 6.1(b)(i), Company Parent will have the right to control the defense of the Third-Party Claim with counsel reasonably satisfactory to the Company Indemnitee provided, that the Company Parent notifies the Company Indemnitee in writing within fifteen (15) days after the Company Indemnitee has given notice of the Third-Party Claim that the Company Parent has exercised its right to control such Third-Party Claims in accordance with this Agreement. Company Parent will keep the Company Indemnitee reasonably apprised of all material developments, including settlement offers, with respect to the Third-Party Claim and permit the Company Indemnitee to participate in the defense of the Third-Party Claim. Company Parent may not settle or otherwise resolve the Third-Party claim without the Company’s consent, not to be unreasonably withheld, conditioned, denied or delayed.
Section 6.2 Intended Tax Treatment.
(a) The parties hereto intend that (i) for United States federal (and applicable state, local and non-U.S.) income Tax purposes, the Merger constitutes a transaction treated as a “reorganization” within the meaning of Section 368(a)(2)(E) of the Code (the “Intended Tax Treatment”) and (ii) this Agreement constitutes, and is hereby adopted as, a “plan of reorganization” within the meaning of Section 368 of the Code and Treasury Regulations Sections 1.368-2(g) and 1.368-3(a) to which Acquiror, Sub, Company Parent and the Company are parties under Section 368(b) of the Code.
(b) Both prior to and following the Effective Time, Acquiror, Sub, Company Parent and the Company shall use their reasonable best efforts, and shall cause their respective Subsidiaries, as applicable to use their reasonable best efforts, to take or cause to be taken any action necessary for the Merger to qualify for the Intended Tax Treatment, including (i) refraining from any action that is not contemplated by this Agreement or required by applicable Law, that such party knows, or is reasonably expected to know, is reasonably likely to prevent the Intended Tax Treatment and not taking any Tax reporting position inconsistent with the Intended Tax Treatment for U.S. federal (and applicable state, local and non-U.S.) income Tax purposes, unless otherwise required by a change in applicable Law after the date of this Agreement or a “determination” within the meaning of Section 1313(a)(1) of the Code (or any similar or corresponding provision of state, local, or non-U.S. Law). Acquiror agrees to use its reasonable best efforts to promptly notify Company Parent of any challenge to the Intended Tax Treatment by any Governmental Authority and the parties hereto shall use reasonable best efforts to preserve the Intended Tax Treatment during the course of such challenge.
(c) Acquiror shall use its commercially reasonable efforts to promptly notify the Company if, at any time before the Effective Time, Acquiror has knowledge of any facts, agreements, plans or other circumstances that would reasonably be expected to prevent or impede the Intended Tax Treatment. Company Parent shall use its commercially reasonable efforts to promptly notify Acquiror if, at any time before the Effective Time, Company Parent has knowledge of any facts, agreements, plans or other circumstances that would reasonably be expected to prevent or impede the Intended Tax Treatment.
Section 6.3 Transfer Taxes. All stock transfer, real estate transfer, documentary, stamp, recording and other similar Taxes incurred in connection with the consummation of the Merger (“Transfer Taxes”) shall borne fifty percent (50%) by Acquiror fifty percent (50%) by Company Parent. All Transfer Taxes shall be remitted to the applicable Taxing Authority by the party legally responsible for such Taxes under applicable Law, and the other party shall reimburse, on written demand therefor, the remitting party for the other party’s share of any such Transfer Taxes as determined under this Section 6.3 (which obligation shall survive until 90 days after the expiration of the applicable statute of limitations). The parties shall cooperate in the preparation, execution and filing of all Tax Returns, questionnaires or other documents with respect to such Taxes.
Section 6.4 Cooperation. Acquiror and Company Parent shall cooperate fully, and shall cause their respective Affiliates to cooperate fully, as and to the extent reasonably requested by either party and at the sole cost and expense of the requesting party, in connection with the filing of Tax Returns, the Company and any audit, litigation or other proceeding with respect to such Tax Returns. Such cooperation shall include the retention and (upon a party’s request) the provision of records and information which are reasonably relevant to any such audit, litigation or other proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder; provided, however, that (a) the provision of any information or access pursuant to this Section 6.4 shall be subject to appropriate confidentiality undertakings and, if applicable, execution of customary release letters in favor of the auditors as requested by the auditors in connection with the sharing of work papers and (b) nothing in this Section 6.4 will require any party to disclose information that is subject to attorney-client privilege.
Section 6.5 Straddle Period. In the case of any taxable period that includes (but does not end on) the Closing Date (a “Straddle Period”), the amount of any Taxes based on or measured by sales or payroll for the pre-Closing portions of a Straddle Period shall be determined based on an interim closing of the books as of the end of the day on the Closing Date, and the amount of other Taxes of the Company for the pre-Closing portion of a Straddle Period shall be deemed to be the amount of such Tax for the entire taxable period multiplied by a fraction the numerator of which is the number of days in the taxable period ending on the Closing Date and the denominator of which is the number of days in such Straddle Period.
Section 6.6 Closing of the Tax Years. The parties intend that the Company will join Acquiror’s consolidated group for U.S. federal income Tax purposes upon the consummation of the Merger and shall be included in such consolidated group’s consolidated federal income Tax Return as of the beginning of the day immediately following the Closing Date. Company Parent shall cause the income of the Company to be included in the consolidated and similar returns of Company Parent for all taxable periods or portions thereof ending on or prior to the Closing Date. Items of income, loss, deduction and credit will be allocated for Tax purposes between years ending on the Closing Date and years beginning on the day after the Closing Date based on an interim closing of the books as of the end of the day on the Closing Date to the extent permitted by applicable Law, and a ratable election under Treasury Regulation Section 1.1502- 76(b)(2)(ii)(D) (or any similar provision of state, local, or non-U.S. Law) shall not be made. The parties covenant and agree that, unless required by applicable Law, none of the parties shall take a position on any Tax Return, before any Taxing Authority or in any judicial proceeding that is in any way inconsistent with this Section 6.6 unless otherwise required by a “determination” within the meaning of Section 1313(a)(1) of the Code (or any similar or corresponding provision of state, local, or non-U.S. Law).
Section 6.7 Tax Sharing Agreements. All existing Tax indemnity agreements, Tax receivables agreements, Tax sharing agreements, Tax allocation agreements or any similar or analogous arrangement that obligates the Company to make any payment with respect to Taxes of any other Person (other than commercial agreements or arrangements not primarily related to Taxes entered into in the ordinary course of business) shall be terminated, and all payables and receivables arising thereunder shall be settled, in each case prior to the Closing Date. On and after the Closing Date, the Company shall not have any further obligations thereunder.
ARTICLE VII
CONDITIONS TO CLOSING
Section 7.1 General Conditions. The respective obligations of each party to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction, at or prior to the Closing, of each of the following conditions, any of which may, to the extent permitted by applicable Law, be waived in writing by any party in its sole discretion (provided, that such waiver shall only be effective as to the obligations of such party):

(a) No Governmental Authority shall have enacted, issued, promulgated, enforced or entered any Law or any injunction, decree or order (whether temporary, preliminary or permanent) that is then in effect and that enjoins, restrains, makes illegal or otherwise prohibits the consummation of the transactions contemplated by this Agreement or any Ancillary Agreement.
(b) Any applicable waiting period (and any extension thereof) under the HSR Act relating to the transactions contemplated by this Agreement, as well as any agreement not to close embodied in a “timing agreement” between the parties and a Governmental Authority, shall have expired or been terminated.
(c) The Required Acquiror Stockholder Approval shall have been validly obtained under the Delaware Code and Acquiror’s Organizational Documents.
(d) The Information Statement shall have been mailed to the Acquiror’s stockholders in accordance with Section 5.6 at least 20 Business Days prior to the Closing Date.
(e) The shares of Acquiror Common Stock issuable to Company Parent as provided for in Article II shall have been approved for listing on the NYSE, subject to official notice of issuance.
Section 7.2 Conditions to Obligations of the Company and Company Parent. The obligations of the Company and Company Parent to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction, at or prior to the Closing, of each of the following conditions, any of which may be waived in writing by the Company Parent in its sole discretion:
(a) Representations and Warranties. (i) Each of the representations and warranties of the Acquiror and Sub set forth in Section 4.1(a), Section 4.2, Section 4.3(a) and Section 4.13 shall be true and correct in all but de minimis respects as of the date of this Agreement and as of the Closing Date as if made as of the Closing Date (except to the extent such representations and warranties expressly relate to an earlier date, in which case as of such earlier date); and (ii) each of the other representations and warranties of Acquiror and Sub set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date as though made as of the Closing Date (except to the extent such representations and warranties expressly relate to an earlier date, in which case as of such earlier date), except for inaccuracies of representations or warranties the circumstances giving rise to which, individually or in the aggregate, have not had and would not reasonably be expected to have an Acquiror Material Adverse Effect (it being understood that, for purposes of determining the accuracy of such representations and warranties, all references to “materially,” “in all material respects,” “Acquiror Material Adverse Effect” and similar materiality qualifications and exceptions contained in such representations and warranties shall be disregarded).
(b) Covenants. Acquiror and Sub shall have performed or complied with, in all material respects, all covenants and agreements required to be performed or complied with by it under this Agreement at or prior to the Closing.
(c) Acquiror Material Adverse Effect. Since the date of this Agreement, there shall not have occurred an Acquiror Material Adverse Effect.
(d) Officer’s Certificate. Company Parent shall have received a certificate signed by an executive officer of each of Acquiror and Sub certifying as to the matters set forth in Section 7.2(a), Section 7.2(b) and Section 7.2(c).
(e) Deliverables. Acquiror shall have delivered those items set forth in Section 2.9(b)(i), Section 2.9(b)(ii), Section 2.9(b)(iv) and Section 2.9(b)(v).
Section 7.3 Conditions to Obligations of Acquiror and Sub. The obligations of Acquiror and Sub to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions, any of which may be waived in writing by Acquiror in its sole discretion:
(a) Representations and Warranties. (i) Each of the representations and warranties of the Company and Company Parent, as applicable, set forth in Section 3.1(a), Section 3.1(b), Section 3.2(a), Section 3.2(b), Section 3.4(a), Section 3.4(b), and Section 3.18 shall be true and correct in all but de minimis respects as of the date of this Agreement and as of the Closing Date as if made as of the Closing Date (except to the extent such representations and warranties expressly relate to an earlier date, in which case as of such earlier date); (ii) each of the other representations and warranties of the Company and Company Parent, as applicable, set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date as though made as of the Closing Date (except to the extent such representations and warranties expressly relate to an earlier date, in which case as of such earlier date), except for inaccuracies of representations or warranties the circumstances giving rise to which, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect (it being understood that, for purposes of determining the accuracy of such representations and warranties, all references to “materially,” “in all material respects,” “Company Material Adverse Effect” and similar materiality qualifications and exceptions contained in such representations and warranties shall be disregarded), and (iii) in addition to the foregoing clause (ii), the representations and warranties of the Company and Company Parent set forth in Section 3.12 and Section 3.16(a) shall be true and correct in all respects as of the date of this Agreement (except to the extent such representations and warranties expressly relate to an earlier date, in which case as of such earlier date), except for inaccuracies of such representations or warranties the circumstances giving rise to which, individually or in the aggregate, have not had and would not reasonably be expected to have, an Unmitigated Material Liability (it being understood that, for purposes of determining the accuracy of such representations and warranties, all references to “materially,” “in all material respects,” “Company Material Adverse Effect” and similar materiality qualifications and exceptions contained in such representations and warranties shall be disregarded).
(b) Covenants. The Company and Company Parent shall have performed or complied with, in all material respects, all covenants and agreements required to be performed or complied with by it under this Agreement at or prior to the Closing.
(c) Company Material Adverse Effect. Since the date of this Agreement, there shall not have occurred a Company Material Adverse Effect.
(d) Officer’s Certificate. Acquiror shall have received a certificate signed by an executive officer of each of the Company and Company Parent certifying as to the applicable matters set forth in Section 7.3(a), Section 7.3(b) and Section 7.3(c).
(e) Deliverables. The Company and Company Parent, as applicable, shall have delivered to Acquiror those items set forth in Section 2.9(b)(iii) and Section 2.9(b)(vii).
(f) Title Insurance Documents. The Company shall have delivered to Acquiror such customary affidavits and indemnities as the Acquiror’s title insurance company may reasonably require (including a so-called gap indemnity) in order to issue at the Closing, with respect to the Owned Real Property, owner’s title insurance policies, non-imputation endorsements thereto, and any other customary endorsements thereto reasonably required by Acquiror. Such affidavits and indemnities shall relate, without limitation, to: (i) mechanics’ liens, repairs, and other works of improvement; (ii) parties in possession; and (iii) the status and capacity of the Company and the authority of the person or persons who are executing the various documents on behalf of the Company.
Section 7.4 Frustration of Closing Conditions. No party may rely on the failure of any condition set forth in this Article VII to be satisfied if such failure was substantially caused by such party’s failure to comply with any provision of this Agreement.
ARTICLE VIII
TERMINATION
Section 8.1 Termination. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after the Acquiror Stockholder Consent has been obtained (with any termination by Acquiror also being an effective termination by Sub, and any termination by Company Parent also being an effective termination by the Company):
(a) by mutual written consent of Acquiror and Company Parent;
(b) by Company Parent:

(i) if each of the Company and Company Parent are not in material breach of its obligations under this Agreement and Acquiror or Sub breaches or fails to perform in any respect any of their representations, warranties or covenants contained in this Agreement and such breach or failure to perform (A) would give rise to the failure of a condition set forth in Section 7.2, (B) cannot be cured prior to the Termination Date or, if capable of being cured, has not been cured by the earlier of two Business Days prior to the Termination Date or the date that is 30 calendar days following delivery of written notice of such breach or failure to perform and (C) has not been waived by Company Parent (provided, that Acquiror’s failure to consummate the Closing on the Closing Date at the date and time required pursuant to Section 2.2 shall not be considered a material breach of this Agreement entitling Company Parent to terminate this Agreement pursuant to this Section 8.1(b)(i) if Acquiror consummates the Closing within three Business Days of such date and time on which Acquiror was required to consummate the Closing pursuant to Section 2.2);
(ii) if the Acquiror Stockholder Consent shall not have been delivered to Company Parent within 24 hours of the execution of this Agreement; or
(iii) (A) Acquiror or Mallard enters into a definitive written agreement providing for a Change of Control; provided, that Company Parent must exercise its right to terminate this Agreement pursuant to this Section 8.1(b)(iii)(A) not later than 10 Business Days after the date on which Acquiror has provided written notice to Company Parent that such a definitive agreement has been executed; or (B) (x) any Person or Group (other than Company Parent or its Affiliates) commences a tender offer, exchange offer or other similar offer that, if consummated, would result in a Change of Control of Acquiror and (y) the Board of Directors of Acquiror either (I) publicly recommends that Acquiror consummate such transaction or (II) does not publicly recommend against such transaction within 10 Business Days of the public commencement of such tender offer, exchange offer or other similar offer;
(c) by Acquiror, if neither Acquiror nor Sub is in material breach of its obligations under this Agreement and the Company or Company Parent breaches or fails to perform in any respect any of its representations, warranties or covenants contained in this Agreement and such breach or failure to perform (A) would give rise to the failure of a condition set forth in Section 7.3, (B) cannot be cured prior to the Termination Date or, if capable of being cured, has not been cured by the earlier of two Business Days prior to the Termination Date or the date that is 30 calendar days following delivery of written notice of such breach or failure to perform and (C) has not been waived by Acquiror;
(d) by either Company Parent or Acquiror if the Merger shall not have been consummated by November 16, 2024 (the “Termination Date”); provided, however, that the right to terminate this Agreement under this Section 8.1(d) shall not be available if the failure of the party so requesting termination to fulfill any obligation under this Agreement shall have been the cause of the failure of the Merger to be consummated on or prior to such date; or
(e) by either Company Parent or Acquiror in the event that any Governmental Authority shall have issued any injunction, decree or order or taken any other action restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated by this Agreement and such injunction, decree, order or other action shall have become final and nonappealable; provided, that the party so requesting termination shall have complied with Section 5.12. The party seeking to terminate this Agreement pursuant to this Section 8.1 (other than Section 8.1(a)) shall give prompt written notice of such termination to the other parties.
Section 8.2 Effect of Termination.
(a) In the event of termination of this Agreement as provided in Section 8.1, this Agreement shall forthwith become void and there shall be no liability on the part of any party except (a) for the provisions of Section 3.18, Section 4.13, Section 5.11, Section 5.13, this Section 8.2 and Article IX, (b) Acquiror may have liability as provided in Section 8.2(b) and (c) that nothing herein shall relieve any party from any liabilities or damages arising out of a Willful Breach of any of its representations, warranties, covenants or agreements set forth in this Agreement or Fraud, in which case the other party shall be entitled to all rights and remedies available at law or in equity.

(b) In the event this Agreement is terminated by Company Parent pursuant to Section 8.1(b)(iii), then, in any such event, Acquiror shall pay to Company Parent a non-refundable fee of $5,000,000 (the “Reverse Termination Fee”) within five Business Days of such termination. If the Reverse Termination Fee is due pursuant to this Section 8.2(b) and Acquiror fails to pay such amount to Company Parent pursuant to the terms of this Section 8.2(b), then Acquiror shall also be liable for (x) any reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees) incurred by Company Parent in connection with any Action to enforce Company Parent’s rights under this Section 8.2(b) and (y) interest on the unpaid portion of the Reverse Termination Fee from and including the date the Reverse Termination Fee was required to be paid until but excluding the date of payment, which interest shall accrue at a rate per annum equal to 8%. Each of the parties hereto acknowledges and agrees that (i) the agreements contained in this Section 8.2(b) are an integral part of this Agreement and the transactions contemplated hereby and (ii) in light of the difficulty of accurately determining actual damages with respect to the foregoing, upon any such termination of this Agreement and payment in full of the Reverse Termination Fee and the other amounts payable, if any, pursuant to this Section 8.2(b), the right to such payment(s) shall constitute a reasonable estimate of the Losses that will be suffered by reason of any such termination of this Agreement and constitutes liquidated damages (and not a penalty). If the Reverse Termination Fee becomes payable by, and is paid by, Acquiror, then (A) such Reverse Termination Fee and the other amounts payable, if any, pursuant to this Section 8.2(b) shall be the Company’s and Company Parent’s sole and exclusive remedy against Acquiror and any of their respective former, current or future general or limited partners, stockholders, controlling Persons, managers, members, Affiliates, affiliated (or commonly advised) funds, Representatives or any of their respective assignees or successors or any former, current or future general or limited partners, stockholders, controlling Persons, managers, members, Affiliates, affiliated (or commonly advised) funds, Representatives or any of their respective assignees or successors of any of the foregoing (collectively, together with the Acquiror, the “Acquiror Related Parties”) in connection with this Agreement, and in no event will the Company, Company Parent or any of their Affiliates seek to recover any other monetary damages or seek any other remedy based on a claim in law or in equity for any reason in connection with this Agreement, other than in the case of Fraud, and (B) none of the Acquiror Related Parties shall have any further liability for any obligations or liabilities of the parties to this Agreement or the Ancillary Agreements or for any claim (whether in tort, contract or otherwise) based on, in respect of, or by reason of, the transactions contemplated hereby, except that (I) nothing herein shall relieve the Acquiror or the applicable Affiliate of the Acquiror of their respective obligations under the Confidentiality Agreement (and its Representatives, as such term is defined therein) or in respect of Fraud and (II) this Section 8.2(b) shall not limit the right of Company Parent and the Company to seek specific performance or other equitable remedy of this Agreement pursuant to Section 9.15; provided, further, that, for avoidance of doubt, in no event will Acquiror be entitled to both a payment of the amounts contemplated by Section 8.2(b) and an award of specific performance to cause the Acquiror to effect the Closing. Notwithstanding the foregoing or anything to the contrary in this Agreement, if, following an offer by any Person to enter into a transaction that would constitute a Change of Control of Acquiror, Company Parent or any of its Affiliates requests in writing or, subject to the proviso in this sentence, orally, payment (in cash or any other form of consideration) from such Person in connection with such offer in exchange for a waiver by Company Parent of its right to terminate this Agreement pursuant to Section 8.1(b)(iii), then Company Parent shall forfeit its right to (a) terminate this Agreement pursuant to Section 8.1(b)(iii) and (b) receive the Reverse Termination Fee at such time or at any subsequent time; provided, however, that if such request is made orally, Company Parent shall not forfeit such rights if Company Parent withdraws such oral request no later than 24 hours after receiving a written request from Acquiror that Company Parent withdraw such oral request).
ARTICLE IX
MISCELLANEOUS
Section 9.1 Nonsurvival of Representations and Warranties. None of the representations, warranties, covenants or agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time, other than those covenants or agreements of the parties which by their terms apply, or are to be performed in whole or in part, after the Effective Time, which shall survive in accordance with their respective terms. Notwithstanding anything to the contrary set forth in this Agreement, no party to this Agreement shall be precluded from bringing a claim for Fraud.

Section 9.2 Acquiror’s Investigation and Reliance. Acquiror is a sophisticated purchaser and has made its own independent investigation, review and analysis regarding the Company and the transactions contemplated hereby, which investigation, review and analysis were conducted by Acquiror together with expert advisors, including legal counsel, that it has engaged for such purpose. Acquiror and its Representatives have been provided with full and complete access to the Representatives, properties, offices, plants and other facilities, books and records of the Company and other information that they have requested in connection with their investigation of the Company and the transactions contemplated hereby. Acquiror acknowledges and agrees that neither the Company, Company Parent, nor any of their respective Affiliates or Representatives has made any representation or warranty, express or implied, as to the accuracy or completeness of any information concerning the Company contained herein or made available in connection with Acquiror’s investigation of the Company, except as expressly set forth in Article III of this Agreement, any of the Ancillary Agreements or in any certificate delivered in connection with this Agreement, and the Company, Company Parent and their respective Affiliates and Representatives expressly disclaim any and all liability that may be based on such information or errors therein or omissions therefrom. Acquiror acknowledges and agrees that it has not relied and is not relying on any statement, representation or warranty, oral or written, express or implied, made by the Company, Company Parent or any of their respective Affiliates or Representatives, except as expressly set forth in Article III of this Agreement, any of the Ancillary Agreements or in any certificate delivered in connection with this Agreement. Acquiror acknowledges and agrees that neither the Company, Company Parent nor any of their respective Affiliates or Representatives is making any representation or warranty, express or implied, with respect to any estimates, projections or forecasts involving the Company. Acquiror acknowledges and agrees that there are inherent uncertainties in making such estimates, projections and forecasts and that it takes full responsibility for making its own evaluation of the adequacy and accuracy of any such estimates, projections or forecasts. Acquiror acknowledges and agrees that neither the Company, Company Parent, nor any of their respective Affiliates or Representatives is making, and Acquiror hereby waives, any representation or warranty, express or implied, as to the quality, merchantability, as for a particular purpose, or condition of the Company’s assets or any part thereof. Acquiror acknowledges and agrees that, should the Closing occur, Acquiror shall acquire the Company on an “as is” and “where is” basis, except as otherwise expressly set forth in Article III of this Agreement, any of the Ancillary Agreements or in any certificate delivered in connection with this Agreement. Notwithstanding anything herein to the contrary, (a) this Section 9.2 shall survive the Closing and (b) no party to this Agreement shall be precluded from bringing a claim for Fraud.
Section 9.3 Company Parent’s Investigation and Reliance. Company Parent is a sophisticated purchaser and has made its own independent investigation, review and analysis regarding Acquiror and the transactions contemplated hereby, which investigation, review and analysis were conducted by Company Parent together with expert advisors, including legal counsel, that it has engaged for such purpose. Company Parent and its Representatives have been provided with full and complete access to the Representatives, properties, offices, plants and other facilities, books and records of Acquiror and other information that they have requested in connection with their investigation of Acquiror and the transactions contemplated hereby. Company Parent acknowledges and agrees that neither Acquiror nor any of its Affiliates or Representatives has made any representation or warranty, express or implied, as to the accuracy or completeness of any information concerning Acquiror contained herein or made available in connection with Company Parent’s investigation of Acquiror, except as expressly set forth in Article IV of this Agreement, any of the Ancillary Agreements or in any certificate delivered in connection with this Agreement, and Acquiror and its Affiliates and Representatives expressly disclaim any and all liability that may be based on such information or errors therein or omissions therefrom. Company Parent acknowledges and agrees that it has not relied and is not relying on any statement, representation or warranty, oral or written, express or implied, made by Acquiror or any of its Affiliates or Representatives, except as expressly set forth in Article IV of this Agreement, any of the Ancillary Agreements or in any certificate delivered in connection with this Agreement. Company Parent acknowledges and agrees that neither Acquiror nor its Affiliates or Representatives is making any representation or warranty, express or implied, with respect to any estimates, projections or forecasts involving Acquiror. Company Parent acknowledges and agrees that there are inherent uncertainties in making such estimates, projections and forecasts and that it takes full responsibility for making its own evaluation of the adequacy and accuracy of any such estimates, projections or forecasts. Company Parent acknowledges and agrees that neither Acquiror nor any of its Affiliates or Representatives is making, and Company Parent hereby waives, any representation or warranty, express or implied, as to the quality, merchantability, as for a particular purpose, or condition of Acquiror’s assets or any part thereof. Company Parent acknowledges and agrees that, should the Closing occur, Company Parent shall acquire the Acquiror Securities on an “as is” and “where is” basis, except as otherwise expressly set forth in Article IV of this Agreement, any of the Ancillary Agreements or in any certificate delivered in connection with this Agreement. Notwithstanding anything herein to the contrary, (a) this Section 9.3 shall survive the Closing and (b) no party to this Agreement shall be precluded from bringing a claim for Fraud.
Section 9.4 Fees and Expenses. Except as otherwise provided herein (including with respect to Section 8.2(b)), all fees and expenses incurred in connection with or related to this Agreement and the Ancillary Agreements and the transactions contemplated hereby and thereby shall be paid by the party incurring such fees or expenses, whether or not such transactions are consummated; provided, however, that Acquiror shall pay or cause the Surviving Corporation to pay any Company Transaction Expenses that remain unpaid as of the Closing. In the event of termination of this Agreement, the obligation of each party to pay its own expenses will be subject to any rights of such party arising from a Willful Breach by the other.
Section 9.5 Amendment and Modification. This Agreement may be amended, modified or supplemented by the parties at any time prior to the Closing Date. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed on behalf of each of the parties in interest at the time of the amendment.
Section 9.6 Waiver; Extension. At any time prior to the Effective Time, Acquiror (on behalf of itself and Sub), on the one hand, and Company Parent (on behalf of itself and the Company), on the other hand, may (a) extend the time for performance of any of the obligations or other acts of the other party contained herein, (b) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document, certificate or writing delivered by such party pursuant hereto, or (c) waive compliance by the other party with any of the agreements or conditions contained herein. Any agreement on the part of any party to any such extension or waiver shall be valid only if set forth in a written agreement signed on behalf of such party. No failure or delay of any party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. Any agreement on the part of any party to any such waiver shall be valid only if set forth in a written instrument executed and delivered by a duly authorized officer on behalf of such party.
Section 9.7 Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, or if by e-mail, upon written confirmation of receipt by e-mail or otherwise, (b) on the first Business Day following the date of dispatch if delivered utilizing a next-day service by a recognized next-day courier or (c) on the earlier of confirmed receipt or the fifth Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered to the addresses set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:
(i)	if to the Company (prior to the Closing) or Company Parent, to:

c/o Brown-Forman Corporation 850 Dixie Highway Louisville, KY 40210
Attention: Mike Carr
E-mail: mike_carr@b-f.com

with a copy (which shall not constitute notice) to:

Gibson, Dunn & Crutcher LLP 200 Park Avenue New York, New York 10166-0193
Attention: David M. Wilf
E-mail: dwilf@gibsondunn.com

(ii)	if to Acquiror, Sub or the Surviving Corporation, to:

The Duckhorn Portfolio, Inc. 1201 Dowdell Lane Saint Helena, CA 94574
Attention: Chief Legal Officer
E-mail: legal@duckhorn.com

with a copy (which shall not constitute notice) to:

Ropes & Gray LLP Three Embarcadero Center San Francisco, CA 94111
Attention: Christopher Comeau and Elizabeth Gallucci
E-mail: Christopher.Comeau@ropesgray.com;
Elizabeth.Gallucci@ropesgray.com
Section 9.8 Interpretation. When a reference is made in this Agreement to a Section, Article, Exhibit or Schedule such reference shall be to a Section, Article, Exhibit or Schedule of this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement or in any Exhibit or Schedule are for convenience of reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Any capitalized terms used in any Exhibit or Schedule but not otherwise defined therein shall have the meaning as defined in this Agreement. All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth herein. The word “including” and words of similar import when used in this Agreement will mean “including, without limitation,” unless otherwise specified. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to the Agreement as a whole and not to any particular provision in this Agreement. The term “or” is not exclusive. The word “will” shall be construed to have the same meaning and effect as the word “shall.” References to days mean calendar days unless otherwise specified.
Section 9.9 Entire Agreement. This Agreement (including the Exhibits and Schedules hereto), the Ancillary Agreements and the Confidentiality Agreement constitute the entire agreement, and supersede all prior written agreements, arrangements, communications and understandings and all prior and contemporaneous oral agreements, arrangements, communications and understandings among the parties with respect to the subject matter hereof and thereof. Neither this Agreement nor any Ancillary Agreement shall be deemed to contain or imply any restriction, covenant, representation, warranty, agreement or undertaking of any party with respect to the transactions contemplated hereby or thereby other than those expressly set forth herein or therein or in any document required to be delivered hereunder or thereunder, including, without limitation, any implied covenants regarding noncompetition or nonsolicitation, and none shall be deemed to exist or be inferred with respect to the subject matter hereof. Notwithstanding any oral agreement or course of conduct of the parties or their Representatives to the contrary, no party to this Agreement shall be under any legal obligation to enter into or complete the transactions contemplated hereby unless and until this Agreement shall have been executed and delivered by each of the parties.
Section 9.10 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the parties and their respective successors and permitted assigns any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, except with respect to the provisions of Section 5.14 (Directors’ and Officers’ Indemnification) and Section 9.24 (Prevailing Party), which shall inure to the benefit of the Persons benefiting therefrom who are intended to be third-party beneficiaries thereof.
Section 9.11 Governing Law. This Agreement and any claims or causes of action arising out of or relating to this Agreement, the negotiation, execution or performance of this Agreement or the transactions contemplated hereby (whether in contract, in tort, under statute or otherwise) shall be governed by, and interpreted, construed and enforced in accordance with, the internal Laws of the State of Delaware, including its statutes of limitations, without giving effect to any choice or conflict of Laws rules or provisions (whether of the State of Delaware or any other jurisdiction) that would result in the application of the Laws of any jurisdiction other than the State of Delaware.
Section 9.12 Submission to Jurisdiction. Each of the parties irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement brought by any party or its successors or assigns against any other party shall be brought and determined in the Court of Chancery of the State of Delaware, provided that if jurisdiction is not then available in the Court of Chancery of the State of Delaware, then any such legal action or proceeding may be brought in any federal court located in the State of Delaware or any other Delaware state court. Each of the parties hereby irrevocably submits to the exclusive jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby. Each of the parties agrees not to commence any action, suit or proceeding relating thereto except in the courts described above in Delaware, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in Delaware as described herein. Each of the parties further agrees that notice as provided herein shall constitute sufficient service of process and the parties further waive any argument that such service is insufficient. Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, (a) any claim that it is not personally subject to the jurisdiction of the courts in Delaware as described herein for any reason, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.
Section 9.13 Disclosure Generally. Notwithstanding anything to the contrary contained in the Company Disclosure Schedules, Acquiror Disclosure Schedules or in this Agreement, the information and disclosures contained in any Company Disclosure Schedule or Acquiror Disclosure Schedule shall be deemed to be disclosed and incorporated by reference in any other Company Disclosure Schedule or Acquiror Disclosure Schedule, respectively, as though fully set forth in such Company Disclosure Schedule or Acquiror Disclosure Schedule for which applicability of such information and disclosure is reasonably apparent on its face. The fact that any item of information is disclosed in any Company Disclosure Schedule or Acquiror Disclosure Schedule shall not be construed to mean that such information is required to be disclosed by this Agreement. Such information and the dollar thresholds set forth herein shall not be used as a basis for interpreting the terms “material”, “Company Material Adverse Effect”, “Acquiror Material Adverse Effect” or other similar terms in this Agreement.
Section 9.14 Assignment; Successors. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise, by any party without the prior written consent of Acquiror (in the case of an assignment by the Company or Company Parent) or Company Parent (in the case of an assignment by Acquiror or Sub), and any such assignment without such prior written consent shall be null and void; provided, however, that no assignment shall limit the assignor’s obligations hereunder. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.
Section 9.15 Specific Performance.
(a) The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached and that money damages or other legal remedies would not be an adequate remedy for any such nonperformance or breach. Accordingly, each of the parties shall be entitled to specific performance of the terms hereof, including an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Court of Chancery of the State of Delaware, provided, that if jurisdiction is not then available in the Court of Chancery of the State of Delaware, then in any federal court located in the State of Delaware or any other Delaware state court, this being in addition to any other remedy to which such party is entitled in equity or at law. Each of the parties hereby further waives (i) any defense in any action for specific performance that a remedy at law would be adequate and (ii) any requirement under any Law to post security as a prerequisite to obtaining equitable relief.
(b) Other than as expressly set forth in this Agreement, the sole and exclusive remedies for any breach of the terms and provisions of this Agreement (including any representations and warranties set forth herein, made in connection herewith or as an inducement to enter into this Agreement) or any claim or cause of action otherwise arising out of or related to the transactions contemplated by this Agreement will be those remedies available in equity or at law for breach of contract only (and only as such contractual remedies have been further limited or excluded pursuant to the express terms of this Agreement); and the parties hereby agree that no party will have any remedies or cause of action (whether in contract, in tort, under statute or otherwise) for any statements, communications, disclosures, failures to disclose, representations or warranties not set forth in this Agreement.
Section 9.16 Currency. All references to “dollars” or “$” or “US$” in this Agreement or any Ancillary Agreement refer to United States dollars, which is the currency used for all purposes in this Agreement and any Ancillary Agreement.
Section 9.17 Severability. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable Law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.
Section 9.18 Waiver of Jury Trial. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
Section 9.19 Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.
Section 9.20 Electronic Signature. This Agreement may be executed electronically (including by means of .pdf or similar graphic reproduction format or by means of digital signature software, e.g. DocuSign or Adobe Sign) and delivered by e-mail or other similar means of electronic transmission, and any electronic signature shall constitute an original for all purposes.
Section 9.21 Time of Essence. Time is of the essence with regard to all dates and time periods set forth or referred to in this Agreement.
Section 9.22 Legal Representation.
(a) Each of the parties, on behalf of itself and its Affiliates (including, after the Closing, the Surviving Corporation) acknowledges and agrees that Gibson, Dunn & Crutcher LLP (“Company Acquisition Counsel”) has acted as counsel for Company Parent and the Company in connection with this Agreement and the transactions contemplated hereby (the “Acquisition Engagement”), and in connection with this Agreement and the transactions contemplated hereby, Company Acquisition Counsel has not acted as counsel for any other Person, including Acquiror.
(b) Only Company Parent, the Company and their respective Affiliates shall be considered clients of Company Acquisition Counsel in the Acquisition Engagement. Acquiror, on behalf of itself and its Affiliates (including, after the Closing, the Surviving Corporation) acknowledges and agrees that all confidential communications between Company Parent, the Company and their respective Affiliates, on the one hand, and Company Acquisition Counsel, on the other hand, in the course of the Acquisition Engagement, and any attendant attorney-client privilege, attorney work product protection, and expectation of client confidentiality applicable thereto, shall be deemed to belong solely to Company Parent and its Affiliates (other than the Company), and not the Company, and shall not pass to or be claimed, held, or used by Acquiror or the

Company (or, after the Closing, the Surviving Corporation) upon or after the Closing. Accordingly, whether or not the Closing occurs, Acquiror shall not have access to any such communications, or to the files of Company Acquisition Counsel relating to the Acquisition Engagement, or have any right to discover or obtain any information or documentation relating to the Acquisition Engagement that is subject to an attorney-client privilege, work product protection or other expectation of confidentiality owed to Company Parent and/or its Affiliates. Without limiting the generality of the foregoing, upon and after the Closing, (i) to the extent that files of Company Acquisition Counsel in respect of the Acquisition Engagement constitute property of the client, only Company Parent and its Affiliates shall hold such property rights and (ii) Company Acquisition Counsel shall have no duty whatsoever to reveal or disclose any such attorney-client communications or files to the Company (or, after the Closing, the Surviving Corporation) or Acquiror by reason of any attorney-client relationship between Company Acquisition Counsel and the Company or otherwise; provided, however, that notwithstanding the foregoing, Company Acquisition Counsel shall not disclose any such attorney-client communications or files to any third parties (other than Representatives, accountants and advisors of Company Parent and its Affiliates; provided that such Representatives, accountants and advisors are instructed to maintain the confidence of such attorney-client communications). If and to the extent that, at any time subsequent to Closing, Acquiror or any of its Affiliates (including, after the Closing, the Surviving Corporation) shall have the right to assert or waive any attorney-client privilege with respect to any communication between the Company or its Affiliates and any Person representing them that occurred at any time prior to the Closing, Acquiror, on behalf of itself and its Affiliates (including, after the Closing, the Surviving Corporation) shall be entitled to waive such privilege only with the prior written consent of Company Parent (such consent not to be unreasonably withheld).
(c) Acquiror, on behalf of itself and its Affiliates (including, after the Closing, the Surviving Corporation) acknowledges and agrees that Company Acquisition Counsel has acted as counsel for Company Parent, the Company and their respective Affiliates for several years and that Company Parent reasonably anticipates that Company Acquisition Counsel will continue to represent it and/or its Affiliates in future matters. Accordingly, Acquiror, on behalf of itself and its Affiliates (including, after the Closing, the Surviving Corporation) expressly (i) consents to Company Acquisition Counsel’s representation of Company Parent and/or its Affiliates and/or any of their respective agents (if any of the foregoing Persons so desire) in any matter, including, without limitation, any post-Closing matter in which the interests of Acquiror and the Surviving Corporation, on the one hand, and Company Parent or any of its Affiliates, on the other hand, are adverse, including any matter relating to the transactions contemplated by this Agreement, and whether or not such matter is one in which Company Acquisition Counsel may have previously advised Company Parent, the Company or their respective Affiliates and (ii) consents to the disclosure by Company Acquisition Counsel to Company Parent or its Affiliates of any information learned by Company Acquisition Counsel the course of its representation of Company Parent, the Company or their respective Affiliates, whether or not such information is subject to attorney-client privilege, attorney work product protection, or Company Acquisition Counsel’s duty of confidentiality.
(d) Acquiror, on behalf of itself and its Affiliates (including, after the Closing, the Surviving Corporation) further covenants and agrees that each shall not assert any claim against Company Acquisition Counsel in respect of legal services provided to the Company or its Affiliates by Company Acquisition Counsel in connection with this Agreement or the transactions contemplated hereby.
(e) From and after the Closing, the Surviving Corporation shall cease to have any attorney-client relationship with Company Acquisition Counsel, unless and to the extent Company Acquisition Counsel is expressly engaged in writing by the Surviving Corporation to represent the Surviving Corporation after the Closing and either (i) such engagement involves no conflict of interest with respect to Company Parent and/or any of their respective Affiliates or (ii) Company Parent and/or any such Affiliate, as applicable, consent in writing to such engagement. Any such representation of the Surviving Corporation by Company Acquisition Counsel after the Closing shall not affect the foregoing provisions hereof. Furthermore, Company Acquisition Counsel, in its sole discretion, shall be permitted to withdraw from representing the Surviving Corporation in order to represent or continue so representing Company Parent.
(f) Each of the parties to this Agreement consents to the arrangements in this Section 9.22 and waives any actual or potential conflict of interest that may be involved in connection with any representation by Company Acquisition Counsel permitted hereunder.

Section 9.23 No Presumption Against Drafting Party. Each of Acquiror, Sub, Company Parent and the Company acknowledges that each party to this Agreement has been represented by legal counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule of Law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the drafting party has no application and is expressly waived.
Section 9.24 Prevailing Party. If there shall occur any dispute or proceeding among the parties relating to this Agreement or the transactions contemplated hereby, the non-prevailing party shall pay all reasonable costs and expenses (including reasonable attorneys’ fees and expenses) of the prevailing party.
Section 9.25 Non-Recourse; Release. Except for the liabilities and obligations of the parties to the Confidentiality Agreement and the Ancillary Agreements, under any of the foregoing agreements to which they are expressly identified as parties, and for claims for Fraud, all claims, obligations, liabilities or Actions (whether in contract or in tort, in law or in equity, or granted by statute) that may be based upon, in respect of, arise under, out or by reason of, be connected with, or relate in any manner to this Agreement or the transactions contemplated hereby, or the negotiation, execution, or performance of this Agreement (in each case, as the right to bring such claims may be limited by this Agreement), may be made only against (and any representations and warranties herein or in any such Ancillary Agreement are those solely of) the Persons that are expressly identified as parties in the preamble to this Agreement or in such Ancillary Agreement (each, a “Contracting Party”, and together, the “Contracting Parties”). No Person who is not a Contracting Party, including any current, former or future director, officer, employee, incorporator, member, partner, manager, stockholder, equityholder, Affiliate, agent, attorney, representative or assignee of, and any financial advisor or lender to, any Contracting Party, or any current, former or future director, officer, employee, incorporator, member, partner, manager, stockholder, equityholder, Affiliate, agent, attorney, representative or assignee of any of the foregoing (collectively, the “Non-Recourse Party”), shall have any liability (whether in contract or in tort, in law or in equity, or granted by statute) for any claims, Actions, obligations or liabilities arising under, out of, in connection with, or related in any manner to this Agreement or the transactions contemplated hereby or based on, in respect of, or by reason of this Agreement or the transactions contemplated hereby or the negotiation, execution, performance, or breach of this Agreement (other than, in each case, the liabilities and obligations of the parties to the Confidentiality Agreement and the Ancillary Agreements, under any of the foregoing contracts to which they are expressly identified as parties, and claims for Fraud), and, to the maximum extent permitted by law, each Contracting Party, on behalf of itself and its Affiliates, hereby waives and releases all such liabilities, claims, Actions and obligations against any such Non-Recourse Party. Without limiting the foregoing, to the maximum extent permitted by law, except as provided in the Confidentiality Agreement and the Ancillary Agreements and for claims for Fraud, (a) each Contracting Party hereby waives and releases any and all rights, claims, demands or Actions that may otherwise be available at law or in equity, or granted by statute, to avoid or disregard the entity form of a Contracting Party or otherwise impute or extend the liability of a Contracting Party to any Non-Recourse Party, whether based on statute or based on theories of equity, agency, control, instrumentality, alter ego, domination, sham, single business enterprise, piercing the veil, unfairness, undercapitalization, or otherwise and (b) each Contracting Party disclaims any reliance upon any Non-Recourse Party with respect to the performance of this Agreement or any representation or warranty made in, in connection with, or as an inducement to this Agreement.
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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.
THE DUCKHORN PORTFOLIO, INC.

By:	/s/ Deirdre Mahlan
	Name:	Deirdre Mahlan
	Title:	Interim President, Chief Executive Officer and Chairperson

AUGUSTE MERGER SUB, INC.

By:	/s/ Sean Sullivan
	Name:	Sean Sullivan
	Title:	Secretary

SONOMA-CUTRER VINEYARDS, INC.

By:	/s/ Mary E. Barrazotto
	Name:	Mary E. Barrazotto
	Title:	Secretary

BROWN-FORMAN CORPORATION

By:	/s/ Lawson E. Whiting
	Name:	Lawson E. Whiting
	Title:	President & Chief Executive Officer
SIGNATURE PAGE TO AGREEMENT AND PLAN OF MERGER

EXHIBIT A
(attached)

EXHIBIT B

EXECUTION VERSION
AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

of

THE DUCKHORN PORTFOLIO, INC.

dated as of November 16, 2023

Exhibits

Exhibit A — Form of Director Indemnification Agreement

THIS AMENDED AND RESTATED STOCKHOLDERS AGREEMENT (this “Agreement”) is entered as of November 16, 2023, among The Duckhorn Portfolio, Inc., a Delaware corporation (the “Company”), Mallard Holdco, LLC (“Mallard” and, together with its Affiliates, the “TSG Investor”) and Brown-Forman Corporation, a Delaware corporation (“Brown-Forman” and, together with its Affiliates, the “BF Investor”).
RECITALS
WHEREAS, in connection with the Company’s initial public offering of its shares of Common Stock (the “IPO”), the Company and the TSG Investor entered into that certain Stockholders Agreement, dated March 17, 2021 (the “Prior Agreement”).
WHEREAS, the Company and the TSG Investor have the authority to amend and restate the Prior Agreement;
WHEREAS, concurrently with the execution and delivery of this Agreement, the Company and Brown-Forman Corporation, among others, are entering into the Agreement and Plan of Merger;
WHEREAS, the Company and Mallard Holdco, LLC, will each receive substantial benefits from the consummation of the transactions contemplated by the Merger Agreement, and are executing and delivering this Agreement in reliance on Brown-Forman Corporation executing the Merger Agreement and consummating the transactions contemplated thereby; and
WHEREAS, this Agreement shall amend and restate the Prior Agreement in its entirety, and shall be binding on the parties hereto and the parties to the Prior Agreement.
NOW, THEREFORE, in consideration of the foregoing recitals and of the mutual promises hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:
ARTICLE I
DEFINITIONS
SECTION 1.1. Effective Date. This Agreement shall become effective upon the Closing.
SECTION 1.2. Certain Defined Terms. As used herein, the following terms shall have the following meanings:
“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with, such Person; provided that the Company and its subsidiaries shall not be deemed to be Affiliates of the TSG Investor or BF Investor.
“Agreement and Plan of Merger” means that certain Agreement and Plan of Merger, between the Company and Brown-Forman Corporation, among others, dated on or around the date of this Agreement.
“Beneficially Own” means “beneficially own” as such term is defined in Rule 13d-3 of the rules and regulations under the Exchange Act. “Beneficial Owner” and “Beneficially Owned” shall have the correlative meanings.
“BF Designee” has the meaning assigned to such term in Section 1.2(a).
“BF Investor” has the meaning set forth in the preamble.
“Board” means the Board of Directors of the Company.
“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in the City of New York.
“Closing” means the closing of the transactions contemplated by the Agreement and Plan of Merger.
“Common Stock” means the common stock, par value $0.01 per share, of the Company and any securities issued in respect thereof, or in substitution therefor, in connection with any stock split, dividend or combination, or any reclassification, recapitalization, merger, consolidation, exchange or other similar reorganization.
“Company” has the meaning assigned to such term in the preamble.

“Company Charter” means the certificate of incorporation of the Company in effect on the date hereof, as may be amended from time to time.
“Company Sale” means (i) a sale or transfer, directly or indirectly, of all or substantially all of the consolidated assets of the Company and its Subsidiaries; (ii) any merger, consolidation, reorganization or similar transaction involving the Company as a result of which the holders of Voting Securities immediately prior to the merger, consolidation, reorganization or similar transaction no longer represent at least a majority of the voting power of the surviving or resulting corporation or other entity; or (iii) any sale or series of sales, directly or indirectly, beneficially or of record, of Voting Securities by the Beneficial Owner thereof that results in any other Person or Group Beneficially Owning more than fifty percent (50%) of the Voting Power, in each case in any transaction or series of related transactions, in each case (x) solely for cash consideration and (y) as a result of which BF Investor shall not own capital stock in the Company (or such surviving entity) following the consummation of such transaction.
“Company Securities” means Common Stock and any other securities representing the share capital of the Company.
“Competitor” means any of the following companies or their respective Affiliates: (1) LVMH Moet Hennessey Louis Vuitton; (2) E. & J. Gallo Winery; (3) Treasury Wine Estates Limited and (4) Constellation Brands, Inc.
“Designee” means any BF Designee or TSG Designee, as applicable.
“Director” means any member of the Board.
“Director Indemnification Agreement” means an indemnification agreement in the form attached as Exhibit A.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.
“Group” has the meaning assigned to such term in Section 13(d)(3) of the Exchange Act.
“IPO” has the meaning set forth in the Recitals.
“Merger Agreement” means that certain Agreement and Plan of Merger, dated November 16, 2023, by and among the Company, Auguste Merger Sub, Inc., Brown-Forman and Sonoma-Cutrer Vineyards, Inc.
“Necessary Action” means, with respect to a specified result, all actions necessary to cause such result, including (i) voting or providing a written consent or proxy with respect to the Voting Securities, (ii) causing the adoption of stockholders’ resolutions and amendments to the organizational documents of the Company, (iii) executing agreements and instruments, and (iv) making, or causing to be made, with governmental, administrative or regulatory authorities, all filings, registrations or similar actions that are required to achieve such result.
“Person” means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization or other entity, and including any successor, by merger or otherwise, of any of the foregoing, or government or any agency or political subdivisions thereof or any Group comprised of two or more of the foregoing.
“Principal Stockholder” means each of BF Investor and TSG Investor.
“Restricted Term” has the meaning assigned to such term in Section 2.4(a).
“Subsidiary” means, with respect to any Person, any other Person of which at least 50% of the outstanding voting securities or other voting equity interests are owned, directly or indirectly, by such first Person.
“Transfer” means, with respect to any Company Securities, any sale (including forward or derivative agreements), assignment or other voluntary transfer or disposition of such Company Securities and/or any right (including voting rights, governance rights or economic rights), title or interest therein or thereto, to any Person, directly or indirectly, in one or a series of related transactions; provided, that, for the avoidance of doubt, the exercise by a bona fide lender of any pledge or encumbrance or other involuntary forfeiture or disposition of Company Securities shall not constitute a “Transfer.” “Transferred,” “Transfer” used as a verb, “Transferor” and “Transferee” shall have the correlative meanings.
“TSG Designee” has the meaning assigned to such term in Section 2.1(a).
“TSG Investor” has the meaning set forth in the preamble.
“Voting Power” means, at any time, the total number of votes entitled to be cast generally in the election of the Board and represented by Voting Securities.
“Voting Securities” means the Common Stock and any other securities issued by the Company that are entitled to cast votes generally in the election of the Board.
SECTION 1.3. Other Interpretive Provisions.
(a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.
(b) The words “hereof,” “herein,” “hereunder” and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and any subsection and section references are to this Agreement unless otherwise specified.
(c) The term “including” is not limiting and means “including without limitation.”
(d) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.
(e) Whenever the context requires, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms.
ARTICLE II
CORPORATE GOVERNANCE
SECTION 2.1. The Board.
(a) Composition of Board.
(i) For so long as the TSG Investor holds a number of shares of Voting Securities representing at least the percentage set forth below of the total number of Voting Securities of the Company then-issued and outstanding, the Company shall take all Necessary Action to include in the slate of nominees recommended by the Board for election as Directors at each annual or special meeting of stockholders at which Directors are to be elected that number of individuals designated by the TSG Investor (each, a “TSG Designee”) such that, if each such TSG Designee is elected, it will result in the number of TSG Designees then serving on the Board as shown below across from such percentage. To the extent that the TSG Investor does not designate a TSG Designee to be included in the slate of nominees recommended by the Board for election as Directors, the TSG Investor shall have the right to appoint a representative as an observer of the Board, for so long as the TSG Investor has the right to designate at least one (1) Director for election to the Board pursuant to this Section 1.2(a)(i). The TSG Investor may elect to relinquish its right to designate TSG Designees pursuant to this Agreement at any time by delivering written notice to the Board.
Percent	Number of Directors
Greater than or equal to 25%	3
Greater than or equal to 10% but less than 25%	2
Greater than or equal to 5% but less than 10%	1
(ii) For so long as the BF Investor holds a number of shares of Voting Securities representing at least the percentage set forth below of the total number of Voting Securities of the Company then-issued and outstanding, the Company shall take all Necessary Action to include in the slate of nominees recommended by the Board for election as Directors at each annual or special meeting of stockholders at which Directors are to be elected that number of individuals designated by the BF Investor (each, a “BF Designee”) such that, if each such BF Designee is elected, it will result in the number of BF Designees then serving on the Board as shown below across from such percentage. To the extent that the BF Investor does not designate a BF Designee to be included in the slate of nominees recommended by the Board for election as Directors, the BF Investor shall have the right to appoint a representative as an observer of the Board, for so long as the BF Investor has the right to designate at least one (1) Director for election to the Board pursuant to this Section 1.2(a)(ii).
Percent	Number of Directors
Greater than or equal to 10% but less than 25%	2
Greater than or equal to 5% but less than 10%	1
(iii) Upon any decrease in the number of Directors that any Principal Stockholder is entitled to designate for election to the Board (including, with respect to the TSG Investor, at the Closing in connection with the effectiveness of this Agreement), such Principal Stockholder shall take all Necessary Action to cause the appropriate number of such Principal Stockholder’s Designees to tender a resignation. If such resignation is then accepted by the Board, the Company and such Principal Stockholder shall take all Necessary Action to cause the authorized size of the Board of Directors to be reduced accordingly.
(b) Vacancies. Each Principal Stockholder shall have the exclusive right to designate for election to the Board Directors to fill vacancies created by reason of death, removal or resignation of its Designees to the Board, and the Company shall take all Necessary Action to cause any such vacancies to be filled by replacement Directors designated by such Principal Stockholder as promptly as reasonably practicable.
(c) Size of the Board. For so long as any Principal Stockholder is entitled to nominate a Director pursuant to Section 2.1(a), the Company will take all Necessary Action to ensure that the number of Directors serving on the Board shall not exceed nine (9) without the consent of such Principal Stockholder or Principal Stockholders, as the case may be; provided, that the number of Directors may be increased by the Company if necessary to satisfy the requirements of applicable law and stock exchange regulation. For so long as both Principal Stockholders are entitled to nominate a Director pursuant to Section 2.1(a), the Company will take all Necessary Action to ensure that the number of Directors serving on the Board shall not be less than seven (7) without the consent of each Principal Stockholder.
(d) Committees. Subject to applicable laws and stock exchange regulations, for so long as any Principal Stockholder has the right pursuant to this Article II to designate one (1) Designee to the Board, the Company shall take all Necessary Action to have one (1) of such Principal Stockholder’s Designees appointed to serve on each committee of the Board. Each Principal Stockholder shall have the right to appoint a representative as an observer to any committee of the Board to which the Principal Stockholder (i) does not elect to have a representative appointed or (ii) is prohibited by applicable laws or stock exchange regulations from having a representative appointed, in each case for so long as such Principal Stockholder has the right pursuant to this Article II to designate at least one (1) Designee to the Board. Further, each Chairperson of a committee of the Board shall be independent and shall not be nominated as Chairperson by any Principal Stockholder.
(e) Reimbursement of Expenses. In accordance with Company policy, and on terms no less favorable than as afforded to any other Director, the Company shall reimburse each Principal Stockholder and its Designees for all reasonable and documented out-of-pocket expenses incurred in connection with his or her participation in the meetings of the Board or any committee of the Board, including reasonable travel, lodging and meal expenses.
SECTION 2.2. D&O Insurance; Director Indemnification. On or prior to the date of this Agreement, the Company shall obtain customary director and officer indemnity insurance on commercially reasonable terms. On or prior to the date of this Agreement, the Company shall execute and deliver to each Director serving on the Board as of the date hereof a Director Indemnification Agreement. From and after the date hereof, concurrently with or prior to any TSG Designee or BF Designee joining the Board, the Company shall execute and deliver to each such TSG Designee or BF Designee, a Director Indemnification Agreement.
SECTION 2.3. Sharing of Information. Any designee to the Board or any committee thereof (including any such person appointed in an observer capacity) of a Principal Stockholder may share any information received in his or her capacity as such with such applicable Principal Stockholder. Each Principal Stockholder agrees that it will keep confidential and will not disclose, divulge or use for any purpose, other than to monitor and make voting and investment decisions with respect to its investment in the Company and its subsidiaries, any confidential information obtained from the Company, unless such confidential information (a) is known or becomes known to the public in general (other than as a result of a breach of this Section 2.3 by any Principal Stockholder or its Affiliates), (b) is or has been independently developed or conceived by any Principal Stockholder without use of the Company’s confidential information or (c) is or has been made known or disclosed to any Principal Stockholder by a third party (other than an Affiliate of such Principal Stockholder) without a breach of any obligation of confidentiality such third party may have to the Company that is known to such Principal Stockholder; provided, however, that any Principal Stockholder may disclose confidential information (x) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring and making voting and investment decisions with respect to its investment in the Company, (y) to any Affiliate, partner, member or related investment fund of such Principal Stockholder and their respective directors, employees and consultants, in each case in the ordinary course of business, or (z) as may otherwise be required by law or legal, judicial or regulatory process, provided that such Principal Stockholder takes reasonable steps to minimize the extent of any required disclosure described in this clause (z); and provided, further, however, that the acts and omissions of any Person to whom such Principal Stockholder may disclose confidential information pursuant to clauses (x) and (y) of the preceding proviso will be attributable to that Principal Stockholder for purposes of determining the Principal Stockholder’s compliance with this Section 2.3(b). Each party hereto acknowledges that each Principal Stockholder or any of its Affiliates and related investment funds may review the business plans and related proprietary information of many enterprises, including enterprises which may have products or services which compete directly or indirectly with those of the Company and its subsidiaries, and may trade in the securities of such enterprises. Nothing in this Section 2.3(b) will preclude or in any way restrict any Principal Stockholder or its Affiliates or related investment funds from investing or participating in any particular enterprise, or trading in the securities thereof, whether or not such enterprise has products or services that compete with those of the Company and its subsidiaries.
SECTION 2.4. Transfers to Competitors.
(a) Notwithstanding anything in this Agreement to the contrary, from the Closing until the date that is the 18 month anniversary of the Closing (the “Restricted Term”), TSG Investor hereby covenants and agrees with the Company that TSG Investor shall not, directly or indirectly, Transfer, or agree to Transfer, any Company Securities to any Competitor; provided, that this Section 2.4 shall in no event prevent TSG Investor from participating in, and Transferring any Company Securities at the closing of, any transaction that would constitute a Change of Control (as defined in the Merger Agreement) of the Company.
(b) The Company hereby covenants and agrees to Brown-Forman that it shall take such actions as are necessary to enforce the Company’s rights under Section 2.4(a).
ARTICLE III
VOTING
SECTION 3.1. Company Sale.
(a) In the event a Company Sale or a definitive agreement contemplating a Company Sale is submitted to the stockholders of the Company for adoption or approval (whether at an annual or special meeting of the stockholders or by written consent), or any Person or Group commences a tender offer, exchange offer or other similar offer that, if consummated, would result in a Company Sale, TSG Investor hereby covenants and agrees to vote or tender the Voting Securities it Beneficially Owns at such time with respect to such Company Sale as follows:
(i) for so long as TSG Investor Beneficially Owns a number of shares of Voting Securities representing at least thirty-three percent (33%) of Voting Securities of the Company then-issued and outstanding, TSG Investor: (A) shall be permitted to vote or tender, as applicable, up to thirty percent (30%) of the issued and outstanding Voting Securities of the Company at its discretion; and (B) shall vote or tender, as applicable, any Voting Securities it Beneficially Owns in excess of the amount contemplated by the foregoing clause (A) pro rata in accordance with the vote or tender, as applicable, of all other issued and outstanding Voting Securities entitled to vote or tender on such matter (other than TSG Investor’s Voting Securities); and

(ii) for so long as TSG Investor holds a number of shares of Voting Securities representing at least twenty-five percent (25%), but less than thirty-three percent (33%), of Voting Securities of the Company then-issued and outstanding, TSG Investor: (A) shall be permitted to vote or tender, as applicable, up to twenty-five percent (25%) of the issued and outstanding Voting Securities of the Company at its discretion; and (B) shall vote or tender, as applicable, any Voting Securities it Beneficially Owns in excess of the amount contemplated by the foregoing clause (A) pro rata in accordance with the vote or tender, as applicable, of all other issued and outstanding Voting Securities entitled to vote or tender on such matter (other than TSG Investor’s Voting Securities).
(b) The Company hereby covenants to the BF Investor that it shall take all Necessary Action to enforce the Company’s rights under this Section 3.1.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES
Each of the parties to this Agreement hereby represents and warrants to each other party to this Agreement that as of the date such party executes this Agreement:
SECTION 4.1. Existence; Authority; Enforceability. Such party has the power and authority to enter into this Agreement and to carry out its obligations hereunder. Such party is duly organized and validly existing under the laws of its jurisdiction of organization, and the execution of this Agreement, and the consummation of the transactions contemplated herein, have been authorized by all necessary action on the part of its board of directors (or equivalent) and stockholders (or other holders of equity interests), if required, and no other act or proceeding on its part is necessary to authorize the execution of this Agreement or the consummation of any of the transactions contemplated hereby. This Agreement has been duly executed by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.
SECTION 4.2. Absence of Conflicts. The execution and delivery by such party of this Agreement and the performance of its obligations hereunder does not and will not (a) conflict with, or result in the breach of any provision of the constitutive documents of such party, (b) result in any violation, breach, conflict, default or an event of default (or an event which with notice, lapse of time, or both, would constitute a default or an event of default), or give rise to any right of acceleration or termination or any additional payment obligation, under the terms of any contract, agreement or permit to which such party is a party or by which such party’s assets or operations are bound or affected, or (c) violate any law applicable to such party.
SECTION 4.3. Consents. Other than as expressly required herein or any consents which have already been obtained, no consent, waiver, approval, authorization, exemption, registration, license or declaration is required to be made or obtained by such party in connection with (a) the execution, delivery or performance of this Agreement or (b) the consummation of any of the transactions contemplated herein.
ARTICLE V
MISCELLANEOUS
SECTION 5.1. Cooperation If requested by any Principal Stockholder, the Company shall cooperate with (and not impede) such Principal Stockholder in connection with any proposed transfer of shares Common Stock (or equity securities exercisable or convertible into, or exchangeable for, common stock) to another Person in a private sale transaction (including a transaction that does not require registration under the Securities Act of 1933, as amended), including, without limitation, by providing information and access to management to potential transferees for due diligence or other relevant purposes.
SECTION 5.2. Termination. If not otherwise stipulated, this Agreement shall terminate with respect to any Principal Stockholder automatically (without any action by any party hereto) at such time that such Principal Stockholder has no rights pursuant to Article II hereof to designate any Designees, and shall terminate in all respects automatically without any action by any party hereto) at such time as each Principal Stockholder has no rights pursuant to Article II hereof to designate any Designees. Nothing herein shall relieve any party from any liability for the breach of any of the agreements set forth in this Agreement.
SECTION 5.3. Amendments and Waivers. Except as otherwise provided in this Section 5.3, no modification, amendment or waiver of any provision of this Agreement shall be effective without the approval of the Company, the TSG Investor and the BF Investor; provided, that no Principal Stockholder’s approval shall be required at an after such time as it has no rights pursuant to Article II hereof to designate any Designees. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.
SECTION 5.4. Assignment; Benefit.
(a) The rights and obligations hereunder shall not be assignable without the prior written consent of the other parties hereto. Any attempted assignment of rights or obligations in violation of this Section 5.4 shall be null and void.
(b) This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the parties hereto, and their respective successors and permitted assigns, and there shall be no third-party beneficiaries to this Agreement other than the TSG Designees or BF Designees under Section 2.2.
SECTION 5.5. Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by e-mail or confirmed facsimile if sent during normal business hours of the recipient, and, if not, then on the next Business Day; (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one Business Day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to such party’s address as set forth below or at such other address as the party shall have furnished to each other party in writing in accordance with this provision:
If to the Company, to:

The Duckhorn Portfolio, Inc.
1201 Dowdell Lane
Saint Helena, CA 94574 Email: ssullivan@duckhorn.com and legal@duckhorn.com
Attn: Sean Sullivan

with a copy to:

Ropes & Gray LLP
Three Embarcadero Center
San Francisco, CA 94111-4006
Fax: (415) 315-4823
Email: thomas.holden@ropesgray.com
Attn: Thomas Holden

If to the TSG Investor:

c/o TSG Consumer Partners LLC
600 Montgomery Street Suite 2900
San Francisco, CA 94111
Fax: (415) 217-2350
Email: johara@tsgconsumer.com
Attn: Jamie O’Hara

with a copy to:

Ropes & Gray LLP
Prudential Tower, 800 Boylston Street
Boston, MA 02199-3600
Fax: (617) 951-7050
Email: christopher.comeau@ropesgray.com and charles.boer@ropesgray.com
Attn: Christopher D. Comeau and Charles F. Boer

If to the BF Investor:

Brown-Forman Corporation
850 Dixie Highway
Louisville, KY 40210
Email: mike_carr@b-f.com
Attn: Michael Carr

with a copy to:

Gibson, Dunn & Crutcher, LLP
200 Park Avenue
New York, NY 10166-0193
Email: dwilf@gibsondunn.com
Attn: David M. Wilf
SECTION 5.6. Further Assurances. At any time or from time to time after the date hereof, the parties agree to cooperate with each other, and at the request of any other party, to execute and deliver any further instruments or documents and to take all such further action as the other party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby and to otherwise carry out the intent of the parties hereunder.
SECTION 5.7. Entire Agreement. Except as otherwise expressly set forth herein, this Agreement sets forth the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, that may have related to the subject matter hereof in any way.
SECTION 5.8. Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on the part of any party hereto of any breach, default or noncompliance under this Agreement or any waiver on such party’s part of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to any party, shall be cumulative and not alternative.
SECTION 5.9. Governing Law; Jurisdiction; Waiver of Jury Trial. THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS BY THE LAWS OF THE STATE OF DELAWARE REGARDLESS OF THE LAW THAT MIGHT BE APPLIED UNDER PRINCIPLES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION. NO SUIT, ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN ANY COURT OR BEFORE ANY SIMILAR AUTHORITY OTHER THAN IN A COURT OF COMPETENT JURISDICTION IN THE STATE OF DELAWARE, AND THE PARTIES HERETO HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS FOR THE PURPOSE OF SUCH SUIT, PROCEEDING OR JUDGMENT. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE HAD TO BRING SUCH AN ACTION IN ANY OTHER COURT, DOMESTIC OR FOREIGN, OR BEFORE ANY SIMILAR DOMESTIC OR FOREIGN AUTHORITY. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING IN RELATION TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.
SECTION 5.10. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

SECTION 5.11. Enforcement. Each party hereto acknowledges that money damages would not be an adequate remedy in the event that any of the covenants or agreements in this Agreement are not performed in accordance with its terms, and it is therefore agreed that in addition to and without limiting any other remedy or right it may have, the non-breaching party will have the right to an injunction, temporary restraining order or other equitable relief in any court of competent jurisdiction enjoining any such breach and enforcing specifically the terms and provisions hereof.
SECTION 5.12. No Recourse. Notwithstanding anything that may be expressed or implied in this Agreement, the Company and each Principal Stockholder covenant, agree and acknowledge that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement shall be had against any current or future director, officer, employee, general or limited partner or member of any Principal Stockholder or of any Affiliate or assignee thereof, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any current or future officer, agent or employee of any Principal Stockholder or any current or future member of any Principal Stockholder or any current or future director, officer, employee, partner or member of any Principal Stockholder or of any Affiliate or assignee thereof, as such for any obligation of any Principal Stockholder under this Agreement or any documents or instruments delivered in connection with this Agreement for any claim based on, in respect of or by reason of such obligations or their creation. This Agreement shall be viewed as an agreement between the TSG Investor and the Company, and the BF Investor and the Company, documented in the same document, such that the covenants binding on the TSG Investor may only be enforced by the Company and the covenants binding on the Company may be enforced by the TSG Investor, and the covenants binding on the BF Investor may only be enforced by the Company and the covenants binding on the Company may be enforced by the BF Investor.
SECTION 5.13. Counterparts. This Agreement may be executed in any number of separate counterparts each of which when so executed shall be deemed to be an original and all of which together shall constitute one and the same agreement. Counterpart signature pages to this Agreement may be delivered by facsimile or electronic delivery (i.e., by email of a PDF signature page) and each such counterpart signature page will constitute an original for all purposes.
SECTION 5.14. Effectiveness. This Agreement shall automatically terminate, without any notice or other action by any party hereto, and be void ab initio upon the termination of the Agreement and Plan of Merger pursuant to Article VIII thereof without a Closing thereunder having occurred. Upon such termination, this Agreement shall be of no further force or effect and shall be automatically amended and restated in its entirety to revert to the Prior Agreement. Each of the parties to the Prior Agreement (the “Prior Parties”) shall accept the rights under the Prior Agreement in lieu of, and to the exclusion of, the rights granted to them under this Agreement and shall automatically be released and discharged from all obligations arising under or resulting from this Agreement and none of the parties to this Agreement shall be entitled to exercise (and each such party waives) any rights to make any claim against any of the Prior Parties under or in relation to this Agreement.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Stockholders Agreement as of the date first set forth above.
THE DUCKHORN PORTFOLIO, INC.

By:
	Name:	Deirdre Mahlan
	Title:	Interim President, Chief Executive Officer and Chairperson
SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT

MALLARD HOLDCO, LLC

By:
	Name:	James O’Hara
	Title:	Authorized Signatory
SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT

BROWN-FORMAN CORPORATION

By:
Name:
Title:
SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT

Exhibit A
Form of Director Indemnification Agreement

(Attached)

EXHIBIT C

EXECUTION VERSION
AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

BY AND AMONG

THE DUCKHORN PORTFOLIO, INC.

AND

CERTAIN STOCKHOLDERS

DATED AS OF NOVEMBER 16, 2023

This AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (as it may be amended from time to time in accordance with the terms hereof, the “Agreement”), dated as of November 16, 2023, is made by and among:
i.	The Duckhorn Portfolio, Inc., a Delaware corporation (the “Company”); and
ii.	each Person executing this Agreement and listed as an “Investor” on the signature pages hereto (collectively, together with their Permitted Transferees that become party hereto, the “Investors”).
RECITALS
WHEREAS, the Company and certain of the Investors previously entered into that certain Registration Rights Agreement, dated March 17, 2021 (the “Prior Agreement”);
WHEREAS, the Investors own shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”); and
WHEREAS, the parties believe that it is in the best interests of the Company and the other parties hereto to amend and restate the Prior Agreement in its entirety and to accept the rights created pursuant to this Agreement in lieu of the rights, if any, granted to them under the Prior Agreement.
NOW, THEREFORE, in consideration of the foregoing and the mutual promises, covenants and agreements of the parties hereto, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that the Prior Agreement is hereby amended and restated in its entirety by this Agreement, and the parties to this Agreement further agree as follows:
ARTICLE I
EFFECTIVENESS
Section 1.1. Effectiveness. This Agreement shall become effective on the Closing Date (as defined herein).
ARTICLE II
DEFINITIONS
Section 2.1. Definitions. As used in this Agreement, the following terms shall have the following meanings:
“Adverse Disclosure” means public disclosure of material non-public information that, in the good faith judgment of the board of directors of the Company: (i) would be required to be made in any Registration Statement filed with the SEC by the Company so that such Registration Statement, from and after its effective date, does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) would not be required to be made at such time but for the filing, effectiveness or continued use of such Registration Statement; and (iii) the Company has a bona fide business purpose for not disclosing publicly.
“Affiliate” means, with respect to any specified Person, (a) any Person that directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person, (b) a Member of the Immediate Family of such Person, and (c) any investment fund advised or managed by, or under common control or management with, such specified Person; provided that the Company and each of its subsidiaries shall be deemed not to be Affiliates of any Investor. As used in this definition, the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.
“Agreement” shall have the meaning set forth in the preamble.
“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in the City of New York.
“Common Stock” shall have the meaning set forth in the Recitals.
“Closing Date” means the closing of the merger contemplated by that certain agreement and plan of merger, dated November 16, 2023, by and among the Company, August Merger Sub, Inc., and Brown-Forman Corporation (the “Merger Agreement”).

“Demand Notice” shall have the meaning set forth in Section 3.1.3.
“Demand Registration” shall have the meaning set forth in Section 3.1.1(a).
“Demand Registration Request” shall have the meaning set forth in Section 3.1.1(a).
“Demand Registration Statement” shall have the meaning set forth in Section 3.1.1(c).
“Demand Suspension” shall have the meaning set forth in Section 3.1.6.
“Equity Consideration” shall have the meaning set forth in the Merger Agreement.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.
“FINRA” means the Financial Industry Regulatory Authority.
“Holders” means the Requisite Investors to the extent that such Requisite Investors then hold Registrable Securities under this Agreement.
“Investor” shall have the meaning set forth in the preamble.
“IPO” means the Company’s initial public offering of shares of its Common Stock.
“Issuer Free Writing Prospectus” means an issuer free writing prospectus, as defined in Rule 433 under the Securities Act, relating to an offer of the Registrable Securities.
“Lock-up Period” has the meaning set forth in the Merger Agreement.
“Loss” shall have the meaning set forth in Section 3.9.1.
“Member of the Immediate Family” means, with respect to any Person who is an individual, (a) each parent, spouse (but not including a former spouse or a spouse from whom such Person is legally separated) or child (including those adopted) of such individual and (b) each trust naming only one or more of the Persons listed in sub-clause (a) as beneficiaries.
“Participation Conditions” shall have the meaning set forth in Section 3.2.5(b).
“Permitted Transferee” means (i) any Affiliate of a Holder and (ii) such other Persons designated by the Holders of a majority of the Registrable Securities under this Agreement.
“Person” means any individual, partnership, corporation, company, association, trust, joint venture, limited liability company, unincorporated organization, entity or division, or any government, governmental department or agency or political subdivision thereof.
“Piggyback Notice” shall have the meaning set forth in Section 3.3.1.
“Piggyback Registration” shall have the meaning set forth in Section 3.3.1.
“Potential Takedown Participant” shall have the meaning set forth in Section 3.2.5(b).
“Pro Rata Portion” means, with respect to each Holder requesting that its shares be registered or sold in an Underwritten Public Offering, a number of such shares equal to the aggregate number of Registrable Securities requested to be registered or sold in such Public Offering (excluding any shares to be registered or sold for the account of the Company) multiplied by a fraction, the numerator of which is the aggregate number of Registrable Securities requested to be registered or sold by such Holder in such Underwritten Public Offering, and the denominator of which is the aggregate number of all of the Registrable Securities requested to be registered or sold in such Underwritten Public Offering.
“Prospectus” means (i) the prospectus included in any Registration Statement, all amendments and supplements to such prospectus, including post-effective amendments and supplements, and all other material incorporated by reference in such prospectus, and (ii) any Issuer Free Writing Prospectus.
“Public Offering” means the offer and sale of Registrable Securities for cash pursuant to an effective Registration Statement under the Securities Act (other than a Registration Statement on Form S-4 or Form S-8 or any successor form).

“Registrable Securities” means (i) all shares of Common Stock that are not then subject to forfeiture to the Company (including, without limitation, the Equity Consideration, any Participation Portion of Common Stock pursuant to Section 5.20 of the Merger Agreement and any shares acquired by Brown-Forman Corporation pursuant to any rights of first offer as set forth in the Transfer Restriction Agreement), (ii) all shares of Common Stock issued or issuable upon exercise, conversion or exchange of any option, warrant or convertible security not then subject to vesting or forfeiture to the Company and (iii) all shares of Common Stock directly or indirectly issued or then issuable with respect to the securities referred to in clauses (i) or (ii) above by way of unit or stock dividend or unit or stock split, or in connection with a combination of units or shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (w) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such Registration Statement, (x) such securities shall have been Transferred pursuant to Rule 144, (y) such holder is able to immediately sell such securities under Rule 144 without any restrictions on transfer (including without application of paragraphs (c), (d), (e), (f) and (h) of Rule 144), as determined in the reasonable opinion of the holder (it being understood that a written opinion of the Company’s outside legal counsel to the effect that such securities may be so sold removed shall be conclusive evidence this clause has been satisfied), or (z) such securities shall have ceased to be outstanding.
“Registration” means registration under the Securities Act of the offer and sale of shares of Common Stock under a Registration Statement. The terms “register”, “registered” and “registering” shall have correlative meanings.
“Registration Expenses” shall have the meaning set forth in Section 3.8.
“Registration Statement” means any registration statement of the Company filed with, or to be filed with, the SEC under the Securities Act, including the related Prospectus, amendments and supplements to such registration statement, including pre- and post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement other than a registration statement (and related Prospectus) filed on Form S-4 or Form S-8 or any successor form thereto.
“Representatives” means, with respect to any Person, any of such Person’s officers, directors, employees, agents, attorneys, accountants, actuaries, consultants, equity financing partners or financial advisors or other Person associated with, or acting on behalf of, such Person.
“Requisite Investors” means (a) Mallard Holdco, LLC and its Permitted Transferees and (b) upon the expiration or termination of the Lock-Up Period, Brown-Forman Corporation and its Permitted Transferees; provided, however, that for the purposes of and as used in Section 4.6 hereof (Amendments), Requisite Investors shall mean (i) Mallard Holdco, LLC and its Permitted Transferees and (ii) Brown-Forman Corporation and its Permitted Transferees.
“Rule 144” means Rule 144 under the Securities Act (or any successor rule).
“SEC” means the Securities and Exchange Commission or any successor agency having jurisdiction under the Securities Act.
“Securities Act” means the Securities Act of 1933, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.
“Selling Stockholder Information” shall have the meaning set forth in Section 3.9.1.
“Shelf Period” shall have the meaning set forth in Section 3.2.3.
“Shelf Registration” shall have the meaning set forth in Section 3.2.1(a).
“Shelf Registration Notice” shall have the meaning set forth in Section 3.2.2.
“Shelf Registration Request” shall have the meaning set forth in Section 3.2.1(a).
“Shelf Registration Statement” shall have the meaning set forth in Section 3.2.1(a).
“Shelf Suspension” shall have the meaning set forth in Section 3.2.4.

“Shelf Takedown Notice” shall have the meaning set forth in Section 3.2.5(b).
“Shelf Takedown Request” shall have the meaning set forth in Section 3.2.5(a).
“Transfer” means, with respect to any Registrable Security, any interest therein, or any other securities or equity interests relating thereto, a direct or indirect transfer, sale, exchange, assignment, pledge, hypothecation or other encumbrance or other disposition thereof, including the grant of an option or other right, whether directly or indirectly, whether voluntarily, involuntarily, by operation of law, pursuant to judicial process or otherwise. “Transferred” shall have a correlative meaning.
“Transfer Restriction Agreement” has the meaning set forth in the Merger Agreement.
“Underwritten Public Offering” means an underwritten Public Offering, including any bought deal or block sale to a financial institution conducted as an underwritten Public Offering.
“Underwritten Shelf Takedown” means an Underwritten Public Offering pursuant to an effective Shelf Registration Statement.
“WKSI” means any Securities Act registrant that is a well-known seasoned issuer as defined in Rule 405 under the Securities Act at the most recent eligibility determination date specified in paragraph (2) of that definition.
Section 2.2. Other Interpretive Provisions. (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.
(b) The words “hereof”, “herein”, “hereunder” and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and any subsection and section references are to this Agreement unless otherwise specified.
(c) The term “including” is not limiting and means “including without limitation.”
(d) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.
(e) Whenever the context requires, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms.
ARTICLE III
REGISTRATION RIGHTS
The Company will perform and comply, and cause each of its subsidiaries to perform and comply, with such of the following provisions as are applicable to it. Each Holder will perform and comply with such of the following provisions as are applicable to such Holder.
Section 3.1. Demand Registration.
Section 3.1.1. Request for Demand Registration.
(a) Each Requisite Investor shall have the right to make a written request from time to time (a “Demand Registration Request”) to the Company for Registration of all or part of the Registrable Securities held by such Holder. Any such Registration pursuant to a Demand Registration Request shall hereinafter be referred to as a “Demand Registration.”
(b) Each Demand Registration Request shall specify (x) the aggregate amount of Registrable Securities to be registered, and (y) the intended method or methods of disposition thereof.
(c) Upon receipt of a Demand Registration Request, the Company shall as promptly as practicable file a Registration Statement (a “Demand Registration Statement”) relating to such Demand Registration, and use its reasonable best efforts to cause such Demand Registration Statement to be promptly declared effective under the Securities Act.
Section 3.1.2. Limitation on Demand Registrations. The Company shall not be obligated to take any action to effect any Demand Registration if (x) a Demand Registration or Piggyback Registration was declared effective or an Underwritten Shelf Takedown was consummated within the preceding ninety (90) days or (y) the value of the Registrable Securities proposed to be sold by the initiating Holders is not at least the lesser of twenty-five million dollars ($25 million) and all of such Holder’s Registrable Securities.
Section 3.1.3. Demand Notice. Promptly upon receipt of a Demand Registration Request pursuant to Section 3.1.1 (but in no event more than three (3) Business Days thereafter), the Company shall deliver a written notice (a “Demand Notice”) of any such Demand Registration Request to all other Holders and the Demand Notice shall offer each such Holder the opportunity to include in the Demand Registration that number of Registrable Securities as each such Holder may request in writing. Subject to Section 3.1.7, Company shall include in the Demand Registration all such Registrable Securities with respect to which the Company has received written requests for inclusion therein within three (3) Business Days after the date that the Demand Notice was delivered.
Section 3.1.4. Demand Withdrawal. Each Requisite Investor that has requested the inclusion of Registrable Securities in a Demand Registration pursuant to Section 3.1.3 may withdraw all or any portion of its Registrable Securities included in a Demand Registration from such Demand Registration at any time prior to the effectiveness of the applicable Demand Registration Statement. Upon receipt of a notice to such effect with respect to all of the Registrable Securities included in such Demand Registration by such Requisite Investors, the Company shall cease all efforts to secure effectiveness of the applicable Demand Registration Statement. Any such withdrawn Demand Registration Statement shall count as a Demand Registration with respect to any participating Requisite Investor unless such Requisite Investor reimburses the Company its pro rata portion (based on shares requested to be included in such Registration) of the Registration Expenses incurred prior to the withdrawal.
Section 3.1.5. Effective Registration. The Company shall use reasonable best efforts to cause the Demand Registration Statement to become effective and remain effective for not less than one hundred eighty (180) days (or such shorter period as will terminate when all Registrable Securities covered by such Demand Registration Statement have been sold or withdrawn), or, if such Demand Registration Statement relates to an Underwritten Public Offering, such longer period as in the opinion of counsel for the underwriter or underwriters a Prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer.
Section 3.1.6. Delay in Filing; Suspension of Registration. If the filing, initial effectiveness or continued use of a Demand Registration Statement at any time would require the Company to make an Adverse Disclosure, the Company may, upon giving prompt written notice of such action to the Holders, delay the filing or initial effectiveness of, or suspend use of, the Demand Registration Statement (a “Demand Suspension”); provided, however, that the Company shall not be permitted to exercise a Demand Suspension (i) more than twice during any twelve (12)-month period, (ii) for a period exceeding sixty (60) days on any one occasion or (iii) for an aggregate of more than ninety (90) days in any twelve (12)-month period. In the case of a Demand Suspension, the Holders agree to suspend use of the applicable Prospectus in connection with any sale or purchase, or offer to sell or purchase, Registrable Securities, upon receipt of the notice referred to above. The Company shall immediately notify the Holders in writing upon the termination of any Demand Suspension, amend or supplement the Prospectus, if necessary, so it does not contain any untrue statement or omission and furnish to the Holders such numbers of copies of the Prospectus as so amended or supplemented as the Holders may reasonably request. The Company shall, if necessary, supplement or amend the Demand Registration Statement, if required by the registration form used by the Company for the Demand Registration or by the instructions applicable to such registration form or by the Securities Act or the rules or regulations promulgated thereunder or as may reasonably be requested by the Holders of a majority of Registrable Securities that are included in such Demand Registration Statement.
Section 3.1.7. Priority of Securities Registered Pursuant to Demand Registrations. If the managing underwriter or underwriters of a proposed Underwritten Public Offering of the Registrable Securities included in a Demand Registration, advise the Company in writing that, in its or their opinion, the number of securities requested to be included in such Demand Registration exceeds the number that can be sold in such offering without being likely to have an adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, then the securities to be included in such Registration shall be in the case of any Demand Registration (x) first, allocated to each Holder that has requested to participate in such Demand Registration an amount equal to the lesser of (i) the number of such Registrable Securities requested to be registered or sold by such Holder, and (ii) a number of such shares equal to such Holder’s Pro Rata Portion, and (y) second, and only if all the securities referred to in clause (x) have been included, the number of other securities that, in the opinion of such managing underwriter or underwriters can be sold without having such adverse effect.
Section 3.1.8. Resale Rights. In the event that a Requisite Investor requests to participate in a Registration pursuant to this Section 3.1 in connection with a distribution of Registrable Securities to its partners or members, the Registration shall provide for resale by such partners or members, if requested by such Requisite Investor.
Section 3.2. Shelf Registration.
Section 3.2.1. Request for Shelf Registration.
(a) At such time as the Company is eligible to file a Registration Statement on Form S-3, upon the written request of any Requisite Investor from time to time (a “Shelf Registration Request”), the Company shall promptly file with the SEC a shelf Registration Statement pursuant to Rule 415 under the Securities Act (“Shelf Registration Statement”) relating to the offer and sale of Registrable Securities by any Holders thereof from time to time in accordance with the methods of distribution elected by such Holders and the Company shall use its reasonable best efforts to cause such Shelf Registration Statement to promptly become effective under the Securities Act. Any such Registration pursuant to a Shelf Registration Request shall hereinafter be referred to as a “Shelf Registration.”
(b) If on the date of the Shelf Registration Request the Company is a WKSI, then the Shelf Registration Request may request Registration of an unspecified amount of Registrable Securities to be sold by unspecified Holders. If on the date of the Shelf Registration Request the Company is not a WKSI, then the Shelf Registration Request shall specify the aggregate amount of Registrable Securities to be registered. The Company shall provide to the Holders the information necessary to determine the Company’s status as a WKSI upon request.
Section 3.2.2. Shelf Registration Notice. Promptly upon receipt of a Shelf Registration Request (but in no event more than three (3) Business Days thereafter (or such shorter period as may be reasonably requested in connection with an underwritten “block trade”), the Company shall deliver a written notice (a “Shelf Registration Notice”) of any such request to all other Holders, which notice shall specify, if applicable, the amount of Registrable Securities to be registered, and the Shelf Registration Notice shall offer each such Holder the opportunity to include in the Shelf Registration that number of Registrable Securities as each such Holder may request in writing. The Company shall include in such Shelf Registration all such Registrable Securities with respect to which the Company has received written requests for inclusion therein within three (3) Business Days (or such shorter period as may be reasonably requested in connection with an underwritten “block trade”) after the date that the Shelf Registration Notice has been delivered.
Section 3.2.3. Continued Effectiveness. The Company shall use its reasonable best efforts to keep such Shelf Registration Statement continuously effective under the Securities Act in order to permit the Prospectus forming part of the Shelf Registration Statement to be usable by Holders until the earlier of: (i) the date as of which all Registrable Securities have been sold pursuant to the Shelf Registration Statement or another Registration Statement filed under the Securities Act (but in no event prior to the applicable period referred to in Section 4(a)(3) of the Securities Act and Rule 174 thereunder); and (ii) the date as of which no Holder holds Registrable Securities (such period of effectiveness, the “Shelf Period”). Subject to Section 3.2.4, the Company shall be deemed not to have used its reasonable best efforts to keep the Shelf Registration Statement effective during the Shelf Period if the Company voluntarily takes any action or omits to take any action that would result in Holders of the Registrable Securities covered thereby not being able to offer and sell any Registrable Securities pursuant to such Shelf Registration Statement during the Shelf Period, unless such action or omission is required by applicable law.
Section 3.2.4. Suspension of Registration. If the continued use of such Shelf Registration Statement at any time would require the Company to make an Adverse Disclosure, the Company may, upon giving prompt written notice of such action to the Holders, suspend use of the Shelf Registration Statement (a “Shelf Suspension”); provided, however, that the Company shall not be permitted to exercise a Shelf Suspension more than (i) more than twice during any twelve (12)-month period, (ii) for a period exceeding sixty (60) days on any one occasion or (iii) for an aggregate of more than ninety (90) days in any twelve (12)-month period. In the case of a Shelf

Suspension, the Holders agree to suspend use of the applicable Prospectus in connection with any sale or purchase of, or offer to sell or purchase, Registrable Securities, upon receipt of the notice referred to above. The Company shall immediately notify the Holders in writing upon the termination of any Shelf Suspension, amend or supplement the Prospectus, if necessary, so it does not contain any untrue statement or omission and furnish to the Holders such numbers of copies of the Prospectus as so amended or supplemented as the Holders may reasonably request. The Company shall, if necessary, supplement or amend the Shelf Registration Statement, if required by the registration form used by the Company for the Shelf Registration Statement or by the instructions applicable to such registration form or by the Securities Act or the rules or regulations promulgated thereunder or as may reasonably be requested by the Holders of a majority of Registrable Securities that are included in such Shelf Registration Statement.
Section 3.2.5. Shelf Takedown.
(a) At any time the Company has an effective Shelf Registration Statement with respect to Registrable Securities, by notice to the Company specifying the intended method or methods of disposition thereof, any Requisite Investor may make a written request (a “Shelf Takedown Request”) to the Company to effect a Public Offering, including an Underwritten Shelf Takedown, of all or a portion of such Holder’s Registrable Securities that are registered on such Shelf Registration Statement, and as soon as practicable the Company shall amend or supplement the Shelf Registration Statement as necessary for such purpose. No Holder, other than a Requisite Investor, may effect a Public Offering pursuant to this Section 3.2, except pursuant to Section 3.2.5(b) as a Potential Takedown Participant.
(b) Promptly upon receipt of a Shelf Takedown Request (but in no event more than three (3) Business Days thereafter (or such shorter period as may be reasonably requested in connection with an underwritten “block trade”) for any Underwritten Shelf Takedown, the Company shall deliver a notice (a “Shelf Takedown Notice”) to each other Holder with Registrable Securities covered by the applicable Registration Statement, or to all other Holders if such Registration Statement is undesignated (each a “Potential Takedown Participant”). The Shelf Takedown Notice shall offer each such Potential Takedown Participant the opportunity to include in any Underwritten Shelf Takedown such number of Registrable Securities as each such Potential Takedown Participant may request in writing. The Company shall include in the Underwritten Shelf Takedown all such Registrable Securities with respect to which the Company has received written requests for inclusion therein within three (3) Business Days (or such shorter period as may be reasonably requested in connection with an underwritten “block trade”) after the date that the Shelf Takedown Notice has been delivered. Any Potential Takedown Participant’s request to participate in an Underwritten Shelf Takedown shall be binding on the Potential Takedown Participant; provided that each such Potential Takedown Participant that elects to participate may condition its participation on the Underwritten Shelf Takedown being completed within ten (10) Business Days of its acceptance at a price per share (after giving effect to any underwriters’ discounts or commissions) to such Potential Takedown Participant of not less than ninety percent (90%) (or such lesser percentage specified by such Potential Takedown Participant) of the closing price for the shares on their principal trading market on the Business Day immediately prior to such Potential Takedown Participant’s election to participate (the “Participation Conditions”). Notwithstanding the delivery of any Shelf Takedown Notice, but subject to the Participation Conditions (to the extent applicable), all determinations as to whether to complete any Underwritten Shelf Takedown and as to the timing, manner, price and other terms of any Underwritten Shelf Takedown contemplated by this Section 3.2.5 shall be determined by the initiating Requisite Investor.
(c) The Company shall not be obligated to take any action to effect any Underwritten Shelf Takedown if (x) a Demand Registration or Piggyback Registration was declared effective or an Underwritten Shelf Takedown was consummated within the preceding ninety (90) days or (y) the value of the Registrable Securities proposed to be sold by the initiating Holders is not at least the lesser of twenty-five million dollars ($25 million) and all of such Holder’s Registrable Securities.
Section 3.2.6. Priority of Securities Sold Pursuant to Shelf Takedowns. If the managing underwriter or underwriters of a proposed Underwritten Shelf Takedown pursuant to Section 3.2.5 advise the Company in writing that, in its or their opinion, the number of securities requested to be included in the proposed Underwritten Shelf Takedown exceeds the number that can be sold in such Underwritten Shelf Takedown without being likely to have an adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, the number of Registrable Securities to be included in such offering shall be (x) first, allocated to each Holder that has requested to participate in such Underwritten Shelf Takedown an amount equal to the lesser of (i) the number of such Registrable Securities requested to be registered or sold by such Holder, and (ii) a number of such shares equal to such Holder’s Pro Rata Portion, and (y) second, and only if all the securities referred to in clause (x) have been included, the number of other securities that, in the opinion of such managing underwriter or underwriters can be sold without having such adverse effect.
Section 3.2.7. Resale Rights. In the event that a Requisite Investor elects to request a Registration pursuant to this Section 3.2 in connection with a distribution of Registrable Securities to its partners or members, the Registration shall provide for resale by such partners or members, if requested by such Requisite Investor.
Section 3.3. Piggyback Registration.
Section 3.3.1. Participation. If the Company at any time proposes to file a Registration Statement under the Securities Act or to conduct a Public Offering with respect to any offering of its equity securities for its own account or for the account of any other Persons (other than (i) a Registration under Sections 3.1 or 3.2, (ii) a Registration on Form S-4 or Form S-8 or any successor form to such forms or (iii) a Registration of securities solely relating to an offering and sale to employees or directors of the Company or its subsidiaries pursuant to any employee stock plan, employee stock purchase plan, dividend reinvestment program or other employee benefit plan arrangement), then, as soon as practicable (but in no event less than ten (10) Business Days prior to the proposed date of filing of such Registration Statement or, in the case of a Public Offering under a Shelf Registration Statement, the anticipated pricing or trade date), the Company shall give written notice (a “Piggyback Notice”) of such proposed filing or Public Offering to all Holders, and such Piggyback Notice shall offer the Holders the opportunity to register under such Registration Statement, or to sell in such Public Offering, such number of Registrable Securities as each such Holder may request in writing (a “Piggyback Registration”). Subject to Section 3.3.2, the Company shall include in such Registration Statement or in such Public Offering as applicable, all such Registrable Securities that are requested to be included therein within five (5) Business Days after the receipt by such Holder of any such notice; provided, however, that if at any time after giving written notice of its intention to register or sell any securities and prior to the effective date of the Registration Statement filed in connection with such Registration, or the pricing or trade date of a Public Offering under a Shelf Registration Statement, the Company determines for any reason not to register or sell or to delay Registration or the sale of such securities, the Company shall give written notice of such determination to each Holder and, thereupon, (i) in the case of a determination not to register or sell, shall be relieved of its obligation to register or sell any Registrable Securities in connection with such Registration or Public Offering (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any Holders entitled to request that such Registration or sale be effected as a Demand Registration under Section 3.1 or an Underwritten Shelf Takedown under Section 3.2, as the case may be, and (ii) in the case of a determination to delay Registration or sale, in the absence of a request for a Demand Registration or an Underwritten Shelf Takedown, as the case may be, shall also be permitted to delay registering or selling any Registrable Securities. Any Holder shall have the right to withdraw all or part of its request for inclusion of its Registrable Securities in a Piggyback Registration by giving written notice to the Company of its request to withdraw.
Section 3.3.2. Priority of Piggyback Registration. If the managing underwriter or underwriters of any proposed offering of Registrable Securities included in a Piggyback Registration informs the Company and the participating Holders in writing that, in its or their opinion, the number of securities that such Holders and any other Persons intend to include in such offering exceeds the number that can be sold in such offering without being likely to have a significant adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, then the securities to be included in such Registration shall be (i) first, one hundred percent (100%) of the securities that the Company proposes to sell, and (ii) second, and only if all the securities referred to in clause (i) have been included, the number of Registrable Securities that, in the opinion of such managing underwriter or underwriters, can be sold without having such adverse effect, with such number to be allocated among the Holders that have requested to participate in such Registration based on an amount equal to the lesser of (i) the number of such Registrable Securities requested to be sold by such Holder, and (ii) a number of such shares equal to such Holder’s Pro Rata Portion and (iii) third, and only if all of the Registrable Securities referred to in clause (ii) have been included in such Registration, any other securities eligible for inclusion in such Registration.
Section 3.3.3. No Effect on Other Registrations. No Registration of Registrable Securities effected pursuant to a request under this Section 3.3 shall be deemed to have been effected pursuant to Sections 3.1 and 3.2 or shall relieve the Company of its obligations under Sections 3.1 and 3.2.

Section 3.4. Lock-Up Agreements. In connection with each Registration or sale of Registrable Securities pursuant to Section 3.1, 3.2 or 3.3 conducted as an Underwritten Public Offering, each Holder agrees, if requested, to become bound by and to execute and deliver a lock-up agreement with the underwriter(s) of such Public Offering restricting such Holder’s right to (a) Transfer, directly or indirectly, any equity securities of the Company held by such Holder or (b) enter into any swap or other arrangement that transfers to another any of the economic consequences of ownership of such securities during the period commencing on the date of the final Prospectus relating to such Public Offering and ending on the date specified by the underwriters (such period not to exceed ninety (90) days plus such additional period as may be requested by the Company or an underwriter due to regulatory restrictions on the publication or other distribution of research reports and analyst recommendations and opinions, if applicable). The terms of such lock-up agreements shall be negotiated among the Requisite Investors, the Company and the underwriters and shall include customary carve-outs from the restrictions on Transfer set forth therein.
Section 3.5. Registration Procedures.
Section 3.5.1. Requirements. In connection with the Company’s obligations under Sections 3.1, 3.2 and 3.3, the Company shall use its reasonable best efforts to effect such Registration and to permit the sale of such Registrable Securities in accordance with the intended method or methods of distribution thereof as expeditiously as reasonably practicable, and in connection therewith the Company shall:
(a) as promptly as practicable, prepare the required Registration Statement, including all exhibits and financial statements required under the Securities Act to be filed therewith and Prospectus, and, before filing a Registration Statement or Prospectus or any amendments or supplements thereto, (x) furnish to the underwriters, if any, and to the Holders of the Registrable Securities covered by such Registration Statement, copies of all documents prepared to be filed, which documents shall be subject to the review of such underwriters and such Holders and their respective counsel, (y) make such changes in such documents concerning the Holders prior to the filing thereof as such Holders, or their counsel, may reasonably request and (z) except in the case of a Registration under Section 3.3, not file any Registration Statement or Prospectus or amendments or supplements thereto to which the participating Holders, in such capacity, or the underwriters, if any, shall reasonably object;
(b) prepare and file with the SEC such amendments and post-effective amendments to such Registration Statement and supplements to the Prospectus as may be (x) reasonably requested by any participating Holder with Registrable Securities covered by such Registration Statement, (y) reasonably requested by any participating Holder (to the extent such request relates to information relating to such Holder), or (z) necessary to keep such Registration Statement effective for the period of time required by this Agreement, and comply with provisions of the applicable securities laws with respect to the sale or other disposition of all securities covered by such Registration Statement during such period in accordance with the intended method or methods of disposition by the sellers thereof set forth in such Registration Statement;
(c) notify the participating Holders and the managing underwriter or underwriters, if any, and (if requested) confirm such notice in writing and provide copies of the relevant documents, as soon as reasonably practicable after notice thereof is received by the Company (a) when the applicable Registration Statement or any amendment thereto has been filed or becomes effective, and when the applicable Prospectus or any amendment or supplement thereto has been filed, (b) of any written comments by the SEC, or any request by the SEC or other federal or state governmental authority for amendments or supplements to such Registration Statement or such Prospectus, or for additional information (whether before or after the effective date of the Registration Statement) or any other correspondence with the SEC relating to, or which may affect, the Registration, (c) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or any order by the SEC or any other regulatory authority preventing or suspending the use of any preliminary or final Prospectus or the initiation or threatening of any proceedings for such purposes, (d) if, at any time, the representations and warranties of the Company in any applicable underwriting agreement cease to be true and correct in all material respects and (e) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(d) promptly notify each selling Holder and the managing underwriter or underwriters, if any, when the Company becomes aware of the happening of any event as a result of which the applicable Registration Statement or the Prospectus included in such Registration Statement (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of such Prospectus or any preliminary Prospectus, in light of the circumstances under which they were made) not misleading, when any Issuer Free Writing Prospectus includes information that may conflict with the information contained in the Registration Statement, or, if for any other reason it shall be necessary during such time period to amend or supplement such Registration Statement or Prospectus in order to comply with the Securities Act and, as promptly as reasonably practicable thereafter, prepare and file with the SEC, and furnish without charge to the selling Holders and the managing underwriter or underwriters, if any, an amendment or supplement to such Registration Statement or Prospectus, which shall correct such misstatement or omission or effect such compliance;
(e) to the extent the Company is eligible under the relevant provisions of Rule 430B under the Securities Act, if the Company files any Shelf Registration Statement, the Company shall include in such Shelf Registration Statement such disclosures as may be required by Rule 430B under the Securities Act (referring to the unnamed selling security holders in a generic manner by identifying the initial offering of the securities to the Holders) in order to ensure that the Holders may be added to such Shelf Registration Statement at a later time through the filing of a Prospectus supplement rather than a post-effective amendment;
(f) to prevent, or obtain the withdrawal of, any stop order or other order or notice preventing or suspending the use of any preliminary or final Prospectus;
(g) promptly incorporate in a Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment such information as the managing underwriter or underwriters and the participating Requisite Investors agree should be included therein relating to the plan of distribution with respect to such Registrable Securities; and make all required filings of such Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment as soon as reasonably practicable after being notified of the matters to be incorporated in such Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment;
(h) furnish to each selling Holder and each underwriter, if any, without charge, as many conformed copies as such Holder or underwriter may reasonably request of the applicable Registration Statement and any amendment or post-effective amendment or supplement thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);
(i) deliver to each selling Holder and each underwriter, if any, without charge, as many copies of the applicable Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto and such other documents as such Holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities by such Holder or underwriter (it being understood that the Company shall consent to the use of such Prospectus or any amendment or supplement thereto by each of the selling Holders and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto);
(j) on or prior to the date on which the applicable Registration Statement becomes effective, use its reasonable best efforts to register or qualify, and cooperate with the selling Holders, the managing underwriter or underwriters, if any, and their respective counsel, in connection with the Registration or qualification of such Registrable Securities for offer and sale under the securities or “Blue Sky” laws of each state and other jurisdiction as any such selling Holder or managing underwriter or underwriters, if any, or their respective counsel reasonably request in writing and do any and all other acts or things reasonably necessary or advisable to keep such Registration or qualification in effect for such period as required by Section 3.1 or Section 3.2, as applicable, provided that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to taxation or general service of process in any such jurisdiction where it is not then so subject;

(k) cooperate with the selling Holders and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request prior to any sale of Registrable Securities to the underwriters;
(l) to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities;
(m) make such representations and warranties to the Holders being registered, and the underwriters or agents, if any, in form, substance and scope as are customarily made by issuers in public offerings similar to the offering then being undertaken;
(n) enter into such customary agreements (including underwriting and indemnification agreements) and take all such other actions as the participating Requisite Investors or the managing underwriter or underwriters, if any, reasonably request in order to expedite or facilitate the Registration and disposition of such Registrable Securities;
(o) obtain for delivery to the Holders being registered and to the underwriter or underwriters, if any, an opinion or opinions from counsel for the Company dated the most recent effective date of the Registration Statement or, in the event of an Underwritten Public Offering, the date of the closing under the underwriting agreement, in customary form, scope and substance, which opinions shall be reasonably satisfactory to such Holders or underwriters, as the case may be, and their respective counsel;
(p) in the case of an Underwritten Public Offering, obtain for delivery to the Company and the managing underwriter or underwriters, with copies to the Holders included in such Registration or sale, a comfort letter from the Company’s independent certified public accountants or independent auditors (and, if necessary, any other independent certified public accountants or independent auditors of any subsidiary of the Company or any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement) in customary form and covering such matters of the type customarily covered by comfort letters as the managing underwriter or underwriters reasonably request, dated the date of execution of the underwriting agreement and brought down to the closing under the underwriting agreement;
(q) cooperate with each seller of Registrable Securities and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA;
(r) to comply with all applicable securities laws and, if a Registration Statement was filed, make available to its security holders, as soon as reasonably practicable, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;
(s) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the applicable Registration Statement;
(t) to cause all Registrable Securities covered by the applicable Registration Statement to be listed on each securities exchange on which any of the Company’s equity securities are then listed or quoted and on each inter-dealer quotation system on which any of the Company’s equity securities are then quoted.
(u) make available upon reasonable notice at reasonable times and for reasonable periods for inspection by a representative appointed by the participating Requisite Investors, by any underwriter participating in any disposition to be effected pursuant to such Registration Statement and by any attorney, accountant or other agent retained by such Holders or any such underwriter, all pertinent financial and other records and pertinent corporate documents and properties of the Company, and cause all of the Company’s officers, directors and employees and the independent public accountants who have certified its financial statements to make themselves available to discuss the business of the Company and to supply all information reasonably requested by any such Person in connection with such Registration Statement;

(v) in the case of an Underwritten Public Offering, cause the senior executive officers of the Company to participate in the customary “road show” presentations that may be reasonably requested by the managing underwriter or underwriters in any such offering and otherwise to facilitate, cooperate with, and participate in each proposed offering contemplated herein and customary selling efforts related thereto;
(w) take no direct or indirect action prohibited by Regulation M under the Exchange Act;
(x) take all reasonable action to ensure that any Issuer Free Writing Prospectus utilized in connection with any Registration complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related Prospectus, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and
(y) take all such other commercially reasonable actions as are necessary or advisable in order to expedite or facilitate the disposition of such Registrable Securities in accordance with the terms of this Agreement.
Section 3.5.2. Company Information Requests. The Company may require each seller of Registrable Securities as to which any Registration or sale is being effected to furnish to the Company such information regarding the distribution of such securities and such other information relating to such Holder and its ownership of Registrable Securities as the Company may from time to time reasonably request in writing and the Company may exclude from such Registration or sale the Registrable Securities of any such Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request. Each Holder agrees to furnish such information to the Company and to cooperate with the Company as reasonably necessary to enable the Company to comply with the provisions of this Agreement.
Section 3.5.3. Discontinuing Registration. Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.5.1(d), such Holder will discontinue disposition of Registrable Securities pursuant to such Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3.5.1(d), or until such Holder is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus, or any amendments or supplements thereto, and if so directed by the Company, such Holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period during which the applicable Registration Statement is required to be maintained effective shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement either receives the copies of the supplemented or amended Prospectus contemplated by Section 3.5.1(d) or is advised in writing by the Company that the use of the Prospectus may be resumed.
Section 3.6. Underwritten Offerings.
Section 3.6.1. Shelf and Demand Registrations. If requested by the underwriters for any Underwritten Public Offering, pursuant to a Registration or sale under Sections 3.1 or 3.2, the Company shall enter into an underwriting agreement with such underwriters, such agreement to be reasonably satisfactory in substance and form to each of the Company, the participating Requisite Investors and the underwriters, and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of that type, including indemnities no less favorable to the recipient thereof than those provided in Section 3.9. The Holders of the Registrable Securities proposed to be distributed by such underwriters shall cooperate with the Company in the negotiation of the underwriting agreement and shall give consideration to the reasonable suggestions of the Company regarding the form thereof, and such Holders shall complete and execute all questionnaires, powers of attorney and other documents reasonably requested by the underwriters and required under the terms of such underwriting arrangements. Any such Holder shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder, such Holder’s title to the Registrable Securities, such Holder’s intended method of distribution and any other representations to be made by the Holder as are generally prevailing in agreements of that type, and the aggregate amount of the liability of such Holder under such agreement shall not exceed such Holder’s proceeds from the sale of its Registrable Securities in the offering, net of underwriting discounts and commissions but before expenses.
Section 3.6.2. Piggyback Registrations. If the Company proposes to register or sell any of its securities under the Securities Act as contemplated by Section 3.3 and such securities are to be distributed through one or more underwriters, the Company shall, if requested by any Holder pursuant to Section 3.3 and, subject to the provisions of Section 3.3.2, use its reasonable best efforts to arrange for such underwriters to include on the same terms and conditions that apply to the other sellers in such Registration or sale all the Registrable Securities to be offered and sold by such Holder among the securities of the Company to be distributed by such underwriters in such Registration or sale. The Holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters and shall complete and execute all questionnaires, powers of attorney and other documents reasonably requested by the underwriters and required under the terms of such underwriting arrangements. Any such Holder shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder, such Holder’s title to the Registrable Securities, such Holder’s intended method of distribution and any other representations to be made by the Holder as are generally prevailing in agreements of that type, and the aggregate amount of the liability of such Holder shall not exceed such Holder’s proceeds from the sale of its Registrable Securities in the offering, net of underwriting discounts and commissions but before expenses.
Section 3.6.3. Selection of Underwriters; Selection of Counsel. In the case of an Underwritten Public Offering under Sections 3.1 or 3.2, the managing underwriter or underwriters to administer the offering shall be determined by the Investors, or, if not participating, by any other Requisite Investor; provided that such underwriter or underwriters shall be reasonably acceptable to the Company. In the case of an Underwritten Public Offering under Section 3.3, the managing underwriter or underwriters to administer the offering shall be determined by the Company; provided that such underwriter or underwriters shall be reasonably acceptable to the Holders of a majority of the Registrable Securities being sold. In the case of an Underwritten Public Offering under Sections 3.1, 3.2 or 3.3, legal counsel for Investors and legal counsel for the other Holders shall be selected by participating Investors or Holders, respectively, in each case holding a majority of the Registrable Securities proposed to be included in the Public Offering.
Section 3.7. No Inconsistent Agreements; Additional Rights. Neither the Company nor any of its subsidiaries shall hereafter enter into, and neither the Company nor any of its subsidiaries is currently a party to, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders by this Agreement. Neither the Company nor any of its subsidiaries shall enter into any agreement granting registration or similar rights to any Person, and the Company hereby represents and warrants that, as of the date hereof, no registration or similar rights have been granted to any other Person other than pursuant to this Agreement.
Section 3.8. Registration Expenses. All expenses incident to the Company’s performance of or compliance with this Agreement shall be paid by the Company, including (i) all registration and filing fees, and any other fees and expenses associated with filings required to be made with the SEC or FINRA, (ii) all fees and expenses in connection with compliance with any securities or “Blue Sky” laws (including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, duplicating, word processing, messenger, telephone, facsimile and delivery expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses), (iv) all fees and disbursements of counsel for the Company and of all independent certified public accountants or independent auditors of the Company and any subsidiaries of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance), (v) Securities Act liability insurance or similar insurance if the Company so desires or the underwriters so require in accordance with then-customary underwriting practice, (vi) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange or quotation of the Registrable Securities on any inter-dealer quotation system, (vii) all reasonable fees and disbursements of legal counsel for the Requisite Investors and one counsel for other Holders (in the case of such other Holders, up to a maximum of fifty thousand dollars ($50,000) per Public Offering), (vii) all fees and expenses of any special experts or other Persons retained by the Company in connection with any Registration or sale, (ix) all of the Company’s internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties) and (x) all expenses related to the “road show” for any Underwritten Public Offering (including the reasonable out-of-pocket expenses of the Holders and underwriters, if so requested. All such expenses are referred to herein as “Registration Expenses”. The Company shall not be required to pay any fees and disbursements to underwriters not customarily paid by the issuers of securities in an offering similar to the applicable offering, including underwriting discounts and commissions and transfer taxes, if any, attributable to the sale of Registrable Securities.
Section 3.9. Indemnification.
Section 3.9.1. Indemnification by the Company. The Company shall indemnify and hold harmless, to the full extent permitted by law, each Holder, each shareholder, member, limited or general partner of such Holder, each shareholder, member, limited or general partner of each such shareholder, member, limited or general partner, each of their respective Affiliates, officers, directors, shareholders, employees, advisors, and agents and each Person who controls (within the meaning of the Securities Act or the Exchange Act) such Persons and each of their respective Representatives from and against any and all losses, penalties, judgments, suits, costs, claims, damages, liabilities and expenses, joint or several (including reasonable costs of investigation and legal expenses) (each, a “Loss” and collectively “Losses”) arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Securities are registered or sold under the Securities Act (including any final, preliminary or summary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein) or any other disclosure document produced by or on behalf of the Company or any of its subsidiaries including any report and other document filed under the Exchange Act, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus or preliminary Prospectus, in light of the circumstances under which they were made) not misleading or (iii) any violation or alleged violation by the Company or any of its subsidiaries of any federal, state, foreign or common law rule or regulation applicable to the Company or any of its subsidiaries and relating to action or inaction in connection with any such registration, disclosure document or other document or report; provided, that no selling Holder shall be entitled to indemnification pursuant to this Section 3.9.1 in respect of any untrue statement or omission contained in any information relating to such selling Holder furnished in writing by such selling Holder to the Company specifically for inclusion in a Registration Statement and used by the Company in conformity therewith (such information, “Selling Stockholder Information”). This indemnity shall be in addition to any liability the Company may otherwise have. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any indemnified party and shall survive the Transfer of such securities by such Holder and regardless of any indemnity agreed to in the underwriting agreement that is less favorable to the Holders. The Company shall also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above (with appropriate modification) with respect to the indemnification of the indemnified parties.
Section 3.9.2. Indemnification by the Selling Holders. Each selling Holder agrees (severally and not jointly) to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act or the Exchange Act) from and against any Losses resulting from (i) any untrue statement of a material fact in any Registration Statement under which such Registrable Securities were registered or sold under the Securities Act (including any final, preliminary or summary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein) or (ii) any omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus or preliminary Prospectus, in light of the circumstances under which they were made) not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission is contained in such selling Holder’s Selling Stockholder Information. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the proceeds from the sale of its Registrable Securities in the offering giving rise to such indemnification obligation, net of underwriting discounts and commissions but before expenses, less any amounts paid by such Holder pursuant to Section 3.9.4 and any amounts paid by such Holder as a result of liabilities incurred under the underwriting agreement, if any, related to such sale.

Section 3.9.3. Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that any delay or failure to so notify the indemnifying party shall relieve the indemnifying party of its obligations hereunder only to the extent, if at all, that it is actually and materially prejudiced by reason of such delay or failure) and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any Person entitled to indemnification hereunder shall have the right to select and employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (i) the indemnifying party has agreed in writing to pay such fees or expenses, (ii) the indemnifying party shall have failed to assume the defense of such claim within a reasonable time after receipt of notice of such claim from the Person entitled to indemnification hereunder and employ counsel reasonably satisfactory to such Person, (iii) the indemnified party has reasonably concluded (based upon advice of its counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, or (iv) in the reasonable judgment of any such Person (based upon advice of its counsel) a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). If the indemnifying party assumes the defense, the indemnifying party shall not have the right to settle such action without the consent of the indemnified party. No indemnifying party shall consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of an unconditional release from all liability in respect to such claim or litigation without the prior written consent of such indemnified party. If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its prior written consent, but such consent may not be unreasonably withheld. It is understood that the indemnifying party or parties shall not, except as specifically set forth in this Section 3.9.3, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements or other charges of more than one separate firm admitted to practice in such jurisdiction at any one time unless (x) the employment of more than one counsel has been authorized in writing by the indemnifying party or parties, (y) an indemnified party has reasonably concluded (based on the advice of counsel) that there may be legal defenses available to it that are different from or in addition to those available to the other indemnified parties or (z) a conflict or potential conflict exists or may exist (based upon advice of counsel to an indemnified party) between such indemnified party and the other indemnified parties, in each of which cases the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels.
Section 3.9.4. Contribution. If for any reason the indemnification provided for in Section 3.9.1 and Section 3.9.2 is unavailable to an indemnified party or insufficient in respect of any Losses referred to therein (other than as a result of exceptions or limitations on indemnification contained in Section 3.9.1 and Section 3.9.2), then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party or parties on the other hand in connection with the acts, statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. In connection with any Registration Statement filed with the SEC by the Company, the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 3.9.4 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 3.9.4. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The amount paid or payable by an indemnified party as a result of the Losses referred to in Sections 3.9.1 and 3.9.2 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 3.9.4, in connection with any Registration Statement filed by the Company, a selling Holder shall not be required to contribute any amount in excess of the dollar amount of the proceeds from the sale of its Registrable Securities in the offering giving rise to such contribution obligation, net of underwriting discounts and commissions but before expenses, less any amounts paid by such Holder pursuant to Section 3.9.2 and any amounts paid by such Holder as a result of liabilities incurred under the underwriting agreement, if any, related to such sale. If indemnification is available under this Section 3.9, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Sections 3.9.1 and 3.9.2 hereof without regard to the provisions of this Section 3.9.4. The remedies provided for in this Section 3.9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.
Section 3.10. Rules 144 and 144A and Regulation S. The Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Holder, make publicly available such necessary information for so long as necessary to permit sales that would otherwise be permitted by this Agreement pursuant to Rule 144, Rule 144A or Regulation S under the Securities Act, as such rules may be amended from time to time or any similar rule or regulation hereafter adopted by the SEC), and it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without Registration under the Securities Act in transactions that would otherwise be permitted by this Agreement and within the limitation of the exemptions provided by (i) Rule 144, Rule 144A or Regulation S under the Securities Act, as such rules may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements and, if not, the specifics thereof.
Section 3.11. Existing Registration Statements. Notwithstanding anything herein to the contrary and subject to applicable law and regulation, the Company may satisfy any obligation hereunder to file a Registration Statement or to have a Registration Statement become effective by a specified date by designating, by notice to the Holders, a Registration Statement that previously has been filed with the SEC or become effective, as the case may be, as the relevant Registration Statement for purposes of satisfying such obligation, and all references to any such obligation shall be construed accordingly; provided that such previously filed Registration Statement may be, and is, amended or, subject to applicable securities laws, supplemented to add the number of Registrable Securities, and, to the extent necessary, to identify as selling stockholders those Holders demanding the filing of a Registration Statement pursuant to the terms of this Agreement. To the extent this Agreement refers to the filing or effectiveness of other Registration Statements, by or at a specified time and the Company has, in lieu of then filing such Registration Statements or having such Registration Statements become effective, designated a previously filed or effective Registration Statement as the relevant Registration Statement for such purposes, in accordance with the preceding sentence, such references shall be construed to refer to such designated Registration Statement, as amended or supplemented in the manner contemplated by the immediately preceding sentence.
ARTICLE IV
MISCELLANEOUS
Section 4.1. Authority: Effect. Each party hereto represents and warrants to and agrees with each other party that the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized on behalf of such party and do not violate any agreement or other instrument applicable to such party or by which its assets are bound. This Agreement does not, and shall not be construed to, give rise to the creation of a partnership among any of the parties hereto, or to constitute any of such parties members of a joint venture or other association. The Company and its subsidiaries shall be jointly and severally liable for all obligations of each such party pursuant to this Agreement.

Section 4.2. Notices. Any notices, requests, demands and other communications required or permitted in this Agreement shall be effective if in writing and (i) delivered personally, (ii) sent by facsimile or e-mail, or (iii) sent by overnight courier, in each case, addressed as follows:
If to the Company to:

The Duckhorn Portfolio, Inc.
1201 Dowdell Lane
Saint Helena, CA 94574
Email:	ssullivan@duckhorn.com and legal@duckhorn.com
Attn:	Sean Sullivan

with a copy to:

Ropes & Gray LLP
Three Embarcadero Center
San Francisco, CA 94111-4006
Fax: (415) 315-4823
Email:	thomas.holden@ropesgray.com
Attn: Thomas Holden

If to Mallard Holdco LLC to:

c/o TSG Consumer Partners LLC
1100 Larkspur Landing Circle, Suite 360
Larkspur, CA 94939
Fax: (415) 217-2350
Email:	johara@tsgconsumer.com
Attn: Jamie O’Hara

with a copy to:

Ropes & Gray LLP
Prudential Tower, 800 Boylston Street
Boston, MA 02199-3600 Fax:
(617) 951-7050
Email:	christopher.comeau@ropesgray.com and
charles.boer@ropesgray.com
Attn:	Christopher D. Comeau and Charles F. Boer

If to Brown-Forman Corporation to:

Brown-Forman Corporation
850 Dixie Highway
Louisville, KY 40210
Email:	mike_carr@b-f.com
Attn:	Michael Carr

with a copy to:

Gibson, Dunn & Crutcher LLP
200 Park Avenue
New York, New York 10166-0193
Attention:	Andrew Fabens
E-mail:	afabens@gibsondunn.com

Notice to the holder of record of any Registrable Securities shall be deemed to be notice to the holder of such securities for all purposes hereof.
Unless otherwise specified herein, such notices or other communications shall be deemed effective (i) on the date received, if personally delivered, (ii) on the date received if delivered by facsimile or e-mail on a Business Day, or if not delivered on a Business Day, on the first Business Day thereafter and (iii) three (3) Business Days after being sent by overnight courier. Each of the parties hereto shall be entitled to specify a different address by giving notice as aforesaid to each of the other parties hereto.
Section 4.3. Termination and Effect of Termination. This Agreement shall terminate upon the date on which no Holder holds any Registrable Securities, except for the provisions of Sections 3.9 and 3.10, which shall survive any such termination. No termination under this Agreement shall relieve any Person of liability for breach or Registration Expenses incurred prior to termination. In the event this Agreement is terminated, each Person entitled to indemnification rights pursuant to Section 3.9 hereof shall retain such indemnification rights with respect to any matter that (i) may be an indemnified liability thereunder and (ii) occurred prior to such termination.
Section 4.4. Permitted Transferees. The rights of a Holder hereunder may be assigned (but only with all related obligations as set forth below) in connection with a Transfer of Registrable Securities to a Permitted Transferee of that Holder. Without prejudice to any other or similar conditions imposed hereunder with respect to any such Transfer, no assignment permitted under the terms of this Section 4.4 will be effective unless the Permitted Transferee to which the assignment is being made, if not a Holder, has delivered to the Company a written acknowledgment and agreement in form and substance reasonably satisfactory to the Company that the Permitted Transferee will be bound by, and will be a party to, this Agreement. A Permitted Transferee to whom rights are transferred pursuant to this Section 4.4 may not again transfer those rights to any other Permitted Transferee, other than as provided in this Section 4.4.
Section 4.5. Remedies. The parties to this Agreement shall have all remedies available at law, in equity or otherwise in the event of any breach or violation of this Agreement or any default hereunder. The parties acknowledge and agree that in the event of any breach of this Agreement, in addition to any other remedies that may be available, each of the parties hereto shall be entitled to specific performance of the obligations of the other parties hereto and, in addition, to such other equitable remedies (including preliminary or temporary relief) as may be appropriate in the circumstances. No delay of or omission in the exercise of any right, power or remedy accruing to any party as a result of any breach or default by any other party under this Agreement shall impair any such right, power or remedy, nor shall it be construed as a waiver of or acquiescence in any such breach or default, or of any similar breach or default occurring later; nor shall any such delay, omission nor waiver of any single breach or default be deemed a waiver of any other breach or default occurring before or after that waiver.
Section 4.6. Amendments. This Agreement may not be orally amended, modified, extended or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be amended, modified, extended or terminated, and the provisions hereof may be waived, only by an agreement in writing signed by the Company, and each of the Requisite Investors (after giving effect to the proviso in the definition thereof) that then hold Registrable Securities; provided, however, that any amendment, modification, extension or termination that disproportionately and adversely affects any Holder shall require the prior written consent of such Holder. Each such amendment, modification, extension or termination shall be binding upon each party hereto. In addition, each party hereto may waive any right hereunder by an instrument in writing signed by such party.
Section 4.7. Governing Law. This Agreement and all claims arising out of or based upon this Agreement or relating to the subject matter hereof shall be governed by and construed in accordance with the domestic substantive laws of the State of New York without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.
Section 4.8. Consent to Jurisdiction. Each party to this Agreement, by its execution hereof, (i) hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of New York for the purpose of any action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon this Agreement or relating to the subject matter hereof, (ii) hereby waives to the extent not prohibited by applicable law, and agrees not to assert, and agrees not to allow any of its subsidiaries to assert, by way of motion, as a defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such proceeding brought in one of the above-named courts is improper, or that this Agreement or the subject matter hereof or thereof may not be enforced in or by such court and (iii) hereby agrees not to commence or maintain any action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon this Agreement or relating to the subject matter hereof or thereof other than before one of the above-named courts nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation to any court other than one of the above-named courts whether on the grounds of inconvenient forum or otherwise. Notwithstanding the foregoing, to the extent that any party hereto is or becomes a party in any litigation in connection with which it may assert indemnification rights set forth in this Agreement, the court in which such litigation is being heard shall be deemed to be included in clause (i) above. Notwithstanding the foregoing, any party to this Agreement may commence and maintain an action to enforce a judgment of any of the above-named courts in any court of competent jurisdiction. Each party hereto hereby consents to service of process in any such proceeding in any manner permitted by New York law, and agrees that service of process by registered or certified mail, return receipt requested, at its address specified pursuant to Section 4.2 hereof is reasonably calculated to give actual notice.
Section 4.9. WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH PARTY HERETO HEREBY WAIVES AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE OR ACTION, CLAIM, CAUSE OF ACTION OR SUIT (IN CONTRACT, TORT OR OTHERWISE), INQUIRY, PROCEEDING OR INVESTIGATION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE TRANSACTIONS CONTEMPLATED HEREBY, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING. EACH PARTY HERETO ACKNOWLEDGES THAT IT HAS BEEN INFORMED BY THE OTHER PARTIES HERETO THAT THIS SECTION 4.9 CONSTITUTES A MATERIAL INDUCEMENT UPON WHICH THEY ARE RELYING AND WILL RELY IN ENTERING INTO THIS AGREEMENT. ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 4.9 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH SUCH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.
Section 4.10. Entire Agreement; Merger; Binding Effect, Etc. Upon the effectiveness of this Agreement, the Prior Agreement shall be deemed amended and restated and superseded and replaced in its entirety by this Agreement, and shall be of no further force or effect. This Agreement constitutes the entire agreement of the parties with respect to its subject matter, supersedes all prior or contemporaneous oral or written agreements or discussions with respect to such subject matter, and shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective heirs, representatives, successors and permitted assigns. Except as otherwise expressly provided herein, no Holder or other party hereto may assign any of its respective rights or delegate any of its respective obligations under this Agreement without the prior written consent of the other parties hereto, and any attempted assignment or delegation in violation of the foregoing shall be null and void.
Section 4.11. Counterparts; Electronic Signature. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one instrument. This Agreement may be executed electronically (including by means of .pdf or similar graphic reproduction format or by means of digital signature software, e.g. DocuSign or Adobe Sign) and delivered by e-mail or other similar means of electronic transmission, and any electronic signature shall constitute an original for all purposes.
Section 4.12. Severability. In the event that any provision hereof would, under applicable law, be invalid or unenforceable in any respect, such provision shall be construed by modifying or limiting it so as to be valid and enforceable to the maximum extent compatible with, and possible under, applicable law. The provisions hereof are severable, and in the event any provision hereof should be held invalid or unenforceable in any respect, it shall not invalidate, render unenforceable or otherwise affect any other provision hereof.
Section 4.13. No Recourse. Notwithstanding anything that may be expressed or implied in this Agreement, the Company and each Holder covenant, agree and acknowledge that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement shall be had against any current or future director, officer, employee, general or limited partner or member of any Holder or of any Affiliate or assignee thereof, as such, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any current or future officer, agent or employee of any Holder or any current or future member of any Holder or any current or future director, officer, employee, partner or member of any Holder or of any Affiliate or assignee thereof, as such, for any obligation of any Holder under this Agreement or any documents or instruments delivered in connection with this Agreement for any claim based on, in respect of or by reason of such obligations or their creation.
[Signature pages follow]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement as of the date first above written.
Company:
THE DUCKHORN PORTFOLIO, INC.

By:
Name:
Title:
[Signature Page to Registration Rights Agreement]

Investors:
MALLARD HOLDCO, LLC

By:
Name:
Title:

BROWN-FORMAN CORPORATION

By:
Name:
Title:
[Signature Page to Registration Rights Agreement]

EXHIBIT D
(attached)

EXHIBIT E

SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

THE DUCKHORN PORTFOLIO, INC.
The Duckhorn Portfolio, Inc., a Delaware corporation (the “Corporation”), hereby certifies that this Second Amended and Restated Certificate of Incorporation has been duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware (the “DGCL”), and that:
A. The name of the Corporation is: The Duckhorn Portfolio, Inc.
B. The original Certificate of Incorporation of the Corporation was filed with the Secretary of the State of Delaware on September 15, 2016, under the name Mallard Intermediate, Inc. (the “Original Certificate of Incorporation”).
C. The Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on March 17, 2021, which amended and restated the Original Certificate of Incorporation (as further amended by the Certificate of Amendment of the Amended and Restated Certificate of Incorporation, filed with the Secretary of State of the State of Delaware on January 23, 2023, the “A&R Certificate of Incorporation”).
D. This Second Amended and Restated Certificate of Incorporation amends and restates the A&R Certificate of Incorporation in its entirety.
E. Upon the filing of this Second Amended and Restated Certificate of Incorporation, the Certificate of Incorporation shall read in full as follows:
ARTICLE I — NAME
The name of the corporation is The Duckhorn Portfolio, Inc. (the “Corporation”).
ARTICLE II — REGISTERED OFFICE AND AGENT
The address of the Corporation’s registered office in the State of Delaware is 251 Little Falls Drive, Wilmington, New Castle County, Delaware 19808. The name of the Corporation’s registered agent at such address is Corporation Service Company.
ARTICLE III — PURPOSE
The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).
ARTICLE IV — CAPITALIZATION
(a) Authorized Shares. The total number of shares of all classes of stock that the Corporation is authorized to issue is 600,000,000 shares of stock, consisting of (i) 100,000,000 shares of Preferred Stock, par value $0.01 per share (“Preferred Stock”) and (ii) 500,000,000 shares of Common Stock, par value $0.01 per share (“Common Stock”).
(b) Common Stock. Subject to the powers, preferences and rights of any Preferred Stock, including any series thereof, having any preference or priority over, or rights superior to, the Common Stock and except as otherwise provided by law and this Article IV, the holders of the Common Stock shall have and possess all powers and voting and other rights pertaining to the stock of the Corporation.
(i) Voting.
a) Each holder of shares of Common Stock, as such, shall be entitled to one vote for each share of Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote; provided, however, that to the fullest extent permitted by law, holders of shares of Common Stock, as such, shall have no voting power with respect to, and shall not be entitled to vote on, any amendment to this Second Amended and Restated Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock)

that relates solely to the terms of one or more outstanding series of Preferred Stock if only the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Second Amended and Restated Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) or pursuant to the DGCL.
b) Except as otherwise required in this Second Amended and Restated Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) or by applicable law, the holders of Common Stock shall vote together as a single class on all matters (or, if any holders of Preferred Stock are entitled to vote together with the holders of Common Stock, as a single class with such holders of Preferred Stock). There shall be no cumulative voting.
(ii) Dividends. Dividends of cash or property may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding Preferred Stock. Except as otherwise provided by the DGCL or this Second Amended and Restated Certificate of Incorporation, the holders of record of shares of Common Stock shall share ratably in all dividends payable in cash, stock or otherwise and other distributions, whether in respect of liquidation or dissolution (voluntary or involuntary) or otherwise.
(iii) Liquidation Rights. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation and of the preferential and other amounts, if any, to which the holders of Preferred Stock shall be entitled, the holders of all outstanding shares of Common Stock shall be entitled to receive the remaining assets of the Corporation available for distribution ratably in proportion to the number of shares held by each such stockholder.
(iv) No Conversion Rights. The Common Stock shall not be convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same class of the Corporation’s capital stock.
(c) Preferred Stock. Shares of Preferred Stock may be issued in one or more series, from time to time, with each such series to consist of such number of shares and to have such voting powers relative to other classes or series of Preferred Stock, if any, or Common Stock, full or limited or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, as shall be stated in the resolution or resolutions providing for the issuance of such series adopted by the Board of Directors, and the Board of Directors is hereby expressly vested with the authority, to the full extent now or hereafter provided by applicable law, to adopt any such resolution or resolutions. Except as otherwise provided in this Second Amended and Restated Certificate of Incorporation, no vote of the holders of the Preferred Stock or Common Stock shall be a prerequisite to the designation or issuance of any shares of any series of the Preferred Stock authorized by and complying with the conditions of this Second Amended and Restated Certificate of Incorporation, the right to have such vote being expressly waived by all present and future holders of the capital stock of the Corporation. Any shares of Preferred Stock that are redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law or this Second Amended and Restated Certificate of Incorporation. Different series of Preferred Stock shall not be construed to constitute different classes of shares for the purposes of voting by classes unless expressly provided in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors.
(d) No Class Vote on Changes in Authorized Number of Shares of Stock. Subject to the rights of the holders of any series of Preferred Stock pursuant to the terms of this Second Amended and Restated Certificate of Incorporation, any certificate of designations or any resolution or resolutions providing for the issuance of such series of stock adopted by the Board of Directors, the number of authorized shares of a class of stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, irrespective of the provisions of Section 242(b)(2) of the DGCL.

ARTICLE V — BOARD OF DIRECTORS
(a) Number of Directors; Vacancies and Newly Created Directorships. The number of directors constituting the Board of Directors shall be not fewer than three (3) and not more than fifteen (15), each of whom shall be a natural person. Subject to the rights of the holders of any series of Preferred Stock to elect directors, the precise number of directors shall be fixed exclusively pursuant to a resolution adopted by the Board of Directors. Subject to the terms of the Amended and Restated Stockholders Agreement, dated as of November 16, 2023, by and among the Corporation and the other signatories thereto (so long as such agreement remains in effect), vacancies and newly-created directorships shall be filled exclusively by vote of a majority of the directors then in office, even if less than a quorum, or by a sole remaining director, except that any vacancy created by the removal of a director by the stockholders for cause shall only be filled, in addition to any other vote otherwise required by law, by vote of a majority of the outstanding shares of Common Stock. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director. A director elected to fill a vacancy shall be elected for the unexpired term of his or her predecessor in office, and a director chosen to fill a position resulting from an increase in the number of directors shall hold office until the next election of the class for which such director shall have been chosen, subject to the election and qualification of his or her successor and to his or her earlier death, resignation or removal.
(b) Classified Board of Directors. Subject to the rights of the holders of any series of Preferred Stock to elect directors, the Board of Directors (other than those directors elected by the holders of any series of Preferred Stock) shall be classified into three classes: Class I; Class II; and Class III. Each class shall consist, as nearly equal in number as possible, of one-third of the total number of directors constituting the entire Board of Directors and the allocation of directors among the three classes shall be determined by the Board of Directors. The initial Class I Directors shall serve for a term expiring at the first annual meeting of stockholders of the Corporation following the filing of the Amended and Restated Certificate of Incorporation; the initial Class II Directors shall serve for a term expiring at the second annual meeting of stockholders following the filing of the Amended and Restated Certificate of Incorporation; and the initial Class III Directors shall serve for a term expiring at the third annual meeting of stockholders following the filing of the Amended and Restated Certificate of Incorporation. Each director in each class shall hold office until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. At each annual meeting of stockholders, the successors of the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders to be held in the third year following the year of their election, with each director in each such class to hold office until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible and such apportionment shall be determined by the Board of Directors.
(c) Removal. Subject to the rights of the holders of any series of Preferred Stock to elect directors, the directors of the Corporation may be removed only for cause by the affirmative vote of the holders of at least seventy-five percent (75%) of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, at a meeting of the stockholders called for that purpose.
ARTICLE VI — LIMITATION OF DIRECTOR AND OFFICER LIABILITY
To the fullest extent that the DGCL or any other law of the State of Delaware (as they exist on the date hereof or as they may hereafter be amended) permits the limitation or elimination of the liability of directors or officers, no director or officer of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer. No amendment to, or modification or repeal of, this Article VI shall adversely affect any right or protection of a director or officer of the Corporation existing hereunder with respect to any state of facts existing or act or omission occurring, or any cause of action, suit or claim that, but for this Article VI, would accrue or arise, prior to such amendment, modification or repeal. If, after this Second Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, the DGCL or such other law is amended to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL or such other law, as so amended.

ARTICLE VII — MEETINGS OF STOCKHOLDERS
(a) No Action by Written Consent. Any action required or permitted to be taken by the stockholders of the Corporation may be effected only at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.
(b) Special Meetings of Stockholders. Subject to any rights of the holders of any series of Preferred Stock, and to the requirements of applicable law, special meetings of stockholders of the Corporation may be called only (i) by or at the direction of the chairperson of the Board of Directors, (ii) by or at the direction of the chief executive officer of the Corporation or (iii) by or at the direction of the Board of Directors pursuant to a written resolution adopted by a majority of the total number of directors which the Corporation would have if there were no vacancies. Any business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.
(c) Election of Directors by Written Ballot. Election of directors need not be by written ballot.
ARTICLE VIII — AMENDMENTS TO THE
CERTIFICATE OF INCORPORATION AND BYLAWS
(a) Bylaws. In furtherance and not in limitation of the powers conferred by law, the Board of Directors is expressly authorized to make, alter, amend or repeal the bylaws of the Corporation subject to the power of the stockholders of the Corporation entitled to vote with respect thereto to make, alter, amend or repeal the bylaws; provided, that with respect to the powers of stockholders entitled to vote with respect thereto to make, alter, amend or repeal the bylaws, in addition to any other vote otherwise required by law, the affirmative vote of holders of at least seventy-five percent (75%) of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote with respect thereto, voting together as a single class, shall be required to make, alter, amend or repeal the bylaws of the Corporation.
(b) Amendments to the Certificate of Incorporation. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Second Amended and Restated Certificate of Incorporation in the manner now or hereafter prescribed by the DGCL, and all rights conferred upon stockholders herein are granted subject to this reservation. Notwithstanding anything to the contrary contained in this Second Amended and Restated Certificate of Incorporation, and notwithstanding that a lesser percentage may be permitted from time to time by applicable law, no provision of Article IV, Article V, Article VI, paragraphs (a) and (b) of Article VII, Article VIII, Article IX and Article X may be altered, amended or repealed in any respect, nor may any provision or bylaw inconsistent therewith be adopted, unless, in addition to any other vote required by this Second Amended and Restated Certificate of Incorporation or otherwise required by law, such alteration, amendment, repeal or adoption is approved by the affirmative vote of the holders of at least seventy-five percent (75%) of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, at a meeting of the stockholders called for that purpose.
ARTICLE IX – BUSINESS COMBINATIONS
(a) Limitations on Business Combinations. The Corporation shall not engage in any business combination (as defined below), at any point in time at which any class of the Corporation’s Common Stock is registered under Section 12(b) or Section 12(g) of the Exchange Act, with any interested stockholder (as defined below) for a period of three (3) years following the time that such stockholder became an interested stockholder, unless:
(i) prior to such time, the Board of Directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;
(ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least eighty-five percent (85%) of the voting stock (as defined below) of the Corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned by (i) persons who are directors of the Corporation and also officers of the Corporation or (ii) employee stock plans of the Corporation in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

(iii) at or subsequent to such time, the business combination is approved by the Board of Directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding voting stock of the Corporation which is not owned by the interested stockholder.
(b) Definitions. For purposes of this Article IX, references to:
(i) “affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another person.
(ii) “associate,” when used to indicate a relationship with any person, means: (i) any corporation, partnership, unincorporated association or other entity of which such person is a director, officer or partner or is, directly or indirectly, the owner of twenty percent (20%) or more of any class of voting stock; (ii) any trust or other estate in which such person has at least a twenty percent (20%) beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same residence as such person.
(iii) “business combination,” when used in reference to the Corporation and any interested stockholder of the Corporation, means:
(1) any merger or consolidation of the Corporation or any direct or indirect majority-owned subsidiary of the Corporation (a) with the interested stockholder, or (b) with any other corporation, partnership, unincorporated association or other entity if the merger or consolidation is caused by the interested stockholder and as a result of such merger or consolidation paragraph (b) of this Article IX is not applicable to the surviving entity;
(2) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a stockholder of the Corporation, to or with the interested stockholder, whether as part of a dissolution or otherwise, of assets of the Corporation or of any direct or indirect majority-owned subsidiary of the Corporation which assets have an aggregate market value equal to ten percent (10%) or more of either the aggregate market value of all the assets of the Corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the Corporation;
(3) any transaction which results in the issuance or transfer by the Corporation or by any direct or indirect majority-owned subsidiary of the Corporation of any stock of the Corporation or of such subsidiary to the interested stockholder, except: (a) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which securities were outstanding prior to the time that the interested stockholder became such; (b) pursuant to a merger under Section 251(g) or Section 253 of the DGCL; (c) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which security is distributed, pro rata to all holders of a class or series of stock of the Corporation subsequent to the time the interested stockholder became such; (d) pursuant to an exchange offer by the Corporation to purchase stock made on the same terms to all holders of such stock; or (e) any issuance or transfer of stock by the Corporation; provided, however, that in no case under clauses (c) through (e) of this subsection (3) shall there be an increase in the interested stockholder’s proportionate share of the stock of any class or series of the Corporation or of the voting stock of the Corporation (except as a result of immaterial changes due to fractional share adjustments);
(4) any transaction involving the Corporation or any direct or indirect majority-owned subsidiary of the Corporation which has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series, or securities convertible into the stock of any class or series, of the Corporation or of any such subsidiary which is owned by the interested stockholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the interested stockholder; or

(5) any receipt by the interested stockholder of the benefit, directly or indirectly (except proportionately as a stockholder of the Corporation), of any loans, advances, guarantees, pledges, or other financial benefits (other than those expressly permitted in subsections (1) through (4) above) provided by or through the Corporation or any direct or indirect majority-owned subsidiary.
(iv) “control,” including the terms “controlling,” “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting stock, by contract, or otherwise. A person who is the owner of twenty percent (20%) or more of the outstanding voting stock of the Corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting stock, in good faith and not for the purpose of circumventing this Article IX, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity.
(v) “interested stockholder” means any person (other than the Corporation or any direct or indirect majority-owned subsidiary of the Corporation) that (i) is the owner of fifteen percent (15%) or more of the outstanding voting stock of the Corporation, or (ii) is an affiliate or associate of the Corporation and was the owner of fifteen percent (15%) or more of the outstanding voting stock of the Corporation at any time within the three (3) year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder, and the affiliates and associates of such person; provided, however, that the term “interested stockholder” shall not include (a) the TSG Entities, (b) the BF Entities, (c) a stockholder that becomes an interested stockholder inadvertently and (i) as soon as practicable divests itself of ownership of sufficient shares so that such stockholder ceases to be an interested stockholder and (ii) would not, at any time within the three-year period immediately prior to a business combination between the Corporation and such stockholder, have been an interested stockholder but for the inadvertent acquisition of ownership or (d) any person whose ownership of shares in excess of the fifteen percent (15%) limitation set forth herein is the result of any action taken solely by the Corporation; provided that such person specified in this clause (d) shall be an interested stockholder if thereafter such person acquires additional shares of voting stock of the Corporation, except as a result of further corporate action not caused, directly or indirectly, by such person. For the purpose of determining whether a person is an interested stockholder, the voting stock of the Corporation deemed to be outstanding shall include stock deemed to be owned by the person through application of the definition of “owner” below but shall not include any other unissued stock of the Corporation which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.
(vi) “owner,” including the terms “own” and “owned,” when used with respect to any stock, means a person that individually or with or through any of its affiliates or associates:
(1) beneficially owns such stock, directly or indirectly; or
(2) has (a) the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the owner of stock tendered pursuant to a tender or exchange offer made by such person or any of such person’s affiliates or associates until such tendered stock is accepted for purchase or exchange; or (b) the right to vote such stock pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the owner of any stock because of such person’s right to vote such stock if the agreement, arrangement or understanding to vote such stock arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to ten (10) or more persons; or

(3) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item (b) of subsection (2) above), or disposing of such stock with any other person that beneficially owns, or whose affiliates or associates beneficially own, directly or indirectly, such stock.
(vii) “person” means any individual, corporation, partnership, unincorporated association or other entity.
(viii) “stock” means, with respect to any corporation, capital stock and, with respect to any other entity, any equity interest.
(ix) “voting stock” means stock of any class or series entitled to vote generally in the election of directors.
(c) Other Definitions. For purposes of this Second Amended and Restated Certificate of Incorporation, references to:
(i) “Affiliate” means, with respect to any Person, any other Person that controls, is controlled by, or is under common control with such Person; the term “control,” as used in this definition, means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and “controlled” and “controlling” have meanings correlative to the foregoing.
(ii) “BF Entities” means the Brown-Forman Corporation and its successors, Transferees and controlled Affiliates.
(iii) “Person” means an individual, any general partnership, limited partnership, limited liability company, corporation, trust, business trust, joint stock company, joint venture, unincorporated association, cooperative or association or any other legal entity or organization of whatever nature, and shall include any successor (by merger or otherwise) of such entity.
(iv) “Transferee” means any Person who (i) becomes a beneficial owner of Common Stock upon having purchased such shares of Common Stock from a TSG Entity or a BF Entity, as applicable, and (ii) is designated in writing by the transferor as a “Transferee” and a copy of such writing is provided to the Corporation at or prior to the time of such purchase; provided, however, that a purchaser of Common Stock in a registered offering or in a transaction effected pursuant to Rule 144 under the Securities Act of 1933, as amended, (or any similar or successor provision thereto) shall not be a “Transferee.” For the purpose of this Second Amended and Restated Certificate of Incorporation “beneficial ownership” shall be determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
(v) “TSG Entities” means investment funds affiliated with TSG Consumer Partners LLC and their respective successors, Transferees and Affiliates.
ARTICLE X – RENOUNCEMENT OF CORPORATE OPPORTUNITY
(a) Scope. The provisions of this Article X are set forth to define, to the extent permitted by applicable law, the duties of Exempted Persons (as defined below) to the Corporation with respect to certain classes or categories of business opportunities. “Exempted Persons” means each of the TSG Entities (other than the Corporation and its subsidiaries), the BF Entities (other than the Corporation and its subsidiaries) and all of their respective partners, principals, directors, officers, members, managers, managing directors and/or employees, including any of the foregoing who serve as employees, officers or directors of the Corporation.
(b) Competition and Allocation of Corporate Opportunities. The Exempted Persons shall not have any fiduciary duty or other duty to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as the Corporation or any of its subsidiaries. To the fullest extent permitted by applicable law, the Corporation, on behalf of itself and its subsidiaries, renounces any interest or expectancy of the Corporation and its subsidiaries in, or in being offered an opportunity to participate in, business opportunities that are from time to time available or presented to the Exempted Persons, even if the opportunity is in the line of business of the Corporation or its subsidiaries or is otherwise one that the Corporation or its subsidiaries might reasonably be deemed to have pursued or had the ability or desire to pursue if granted the opportunity to do so, and each such Exempted Person shall have no duty to communicate or offer such business opportunity to the Corporation (and there shall be no restriction on the Exempted Persons using the general knowledge and understanding of the Corporation and the industry in which it operates which it has gained as an Exempted Person in considering and pursuing such opportunities or in making investment, voting, monitoring, governance or other decisions relating to other entities or securities) and, to the fullest extent permitted by applicable law, shall not be liable to the Corporation or any of its subsidiaries or, to the extent applicable, any of its or their stockholders for breach of any fiduciary or other duty, as a director or officer or otherwise, by reason of the fact that such Exempted Person pursues or acquires such business opportunity, directs such business opportunity to another person or fails to present such business opportunity, or information regarding such business opportunity, to the Corporation or its subsidiaries, or uses such knowledge and understanding in the manner described herein.
(c) Certain Matters Deemed Not Corporate Opportunities. In addition to and notwithstanding the foregoing provisions of this Article X, a corporate opportunity shall not be deemed to belong to the Corporation if it is a business opportunity that the Corporation is not financially able or contractually permitted or legally able to undertake, or that is, from its nature, not in the line of the Corporation’s business or is of no practical advantage to it or that is one in which the Corporation has no interest or reasonable expectancy.
(d) Amendment of this Article. No amendment or repeal of this Article X in accordance with the provisions of paragraph (b) of Article VIII shall apply to or have any effect on the liability or alleged liability of any Exempted Person for or with respect to any activities or opportunities of which such Exempted Person becomes aware prior to such amendment or repeal. This Article X shall not limit any protections or defenses available to, or indemnification or advancement rights of, any director or officer of the Corporation under this Second Amended and Restated Certificate of Incorporation, the Corporation’s bylaws or applicable law.
ARTICLE XI – EXCLUSIVE JURISDICTION FOR CERTAIN ACTIONS
(a) Exclusive Forum. Unless the Board of Directors or one of its committees otherwise approves, in accordance with Section 141 of the DGCL, this Second Amended and Restated Certificate of Incorporation and the bylaws of the Corporation, to the selection of an alternate forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery of the State of Delaware does not have jurisdiction, the Superior Court of the State of Delaware, or, if the Superior Court of the State of Delaware also does not have jurisdiction, the United States District Court for the District of Delaware) shall, to the fullest extent permitted by applicable law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation arising pursuant to any provision of the DGCL or this Second Amended and Restated Certificate of Incorporation or bylaws of the Corporation, (iv) any action to interpret, apply, enforce or determine the validity of this Second Amended and Restated Certificate of Incorporation or the bylaws of the Corporation or (v) any action asserting a claim against the Corporation governed by the internal affairs doctrine (each, a “Covered Proceeding”); provided that, the provisions of this Article XI(a) will not apply to suits brought to enforce any liability or duty created by the Securities Exchange Act of 1934, as amended, or any other claim for which the federal courts have exclusive jurisdiction; and provided further that, if and only if the Court of Chancery of the State of Delaware dismisses any such action for lack of subject matter jurisdiction, such action may be brought in another state or federal court sitting in the State of Delaware.
(b) Personal Jurisdiction. If any action the subject matter of which is a Covered Proceeding is filed in a court other than the Court of Chancery of the State of Delaware, or, where permitted in accordance with paragraph (a) above, the Superior Court of the State of Delaware or the United States District Court for the District of Delaware, (each, a “Foreign Action”) in the name of any person or entity (a “Claiming Party”) without the prior approval of the Board of Directors or one of its committees in the manner described in paragraph (a) above, such Claiming Party shall be deemed to have consented to (i) the personal jurisdiction of the Court of Chancery of the State of Delaware, or, where applicable, the Superior Court of the State of Delaware and the United States District Court for the District of Delaware, in connection with any action brought in any such courts to enforce paragraph (a) above (an “Enforcement Action”) and (ii) having service of process made upon such Claiming Party in any such Enforcement Action by service upon such Claiming Party’s counsel in the Foreign Action as agent for such Claiming Party.
(c) Federal Forum. Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended.
(d) Notice and Consent. Any person or entity purchasing or otherwise acquiring any interest in any security of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XI and waived any defense of personal jurisdiction and argument relating to the inconvenience of the forums referenced above in connection with any Covered Proceeding.
ARTICLE XII – SEVERABILITY
If any provision or provisions of this Second Amended and Restated Certificate of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (i) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Second Amended and Restated Certificate of Incorporation (including, without limitation, each portion of any paragraph of this Second Amended and Restated Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (ii) to the fullest extent possible, the provisions of this Second Amended and Restated Certificate of Incorporation (including, without limitation, each such portion of any paragraph of this Second Amended and Restated Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the Corporation to the fullest extent permitted by law.
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IN WITNESS WHEREOF, the undersigned has caused this Second Amended and Restated Certificate of Incorporation to be executed by the officer below this [•] day of [•], [•].
THE DUCKHORN PORTFOLIO, INC.

By:
Name:	Deirdre Mahlan
Title:	Interim President, Chief Executive Officer and Chairperson

EXHIBIT F

SECOND AMENDED AND RESTATED BYLAWS

OF

THE DUCKHORN PORTFOLIO, INC.

SECTION 1 - STOCKHOLDERS
Section 1.1. Annual Meeting.
An annual meeting of the stockholders of The Duckhorn Portfolio, Inc., a Delaware corporation (the “Corporation”), for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting shall be held at the place, if any, within or without the State of Delaware, on the date and at the time that the Board of Directors of the Corporation (the “Board of Directors”) shall each year fix. Unless stated otherwise in the notice of the annual meeting of the stockholders of the Corporation, such annual meeting shall be at the principal office of the Corporation. The Board of Directors may, in its sole discretion, determine that any meeting of the stockholders shall not be held at any place, but may instead be held solely by means of remote communication in the manner authorized by Section 211 of the General Corporation Law of the State of Delaware (the “DGCL”).
Section 1.2. Advance Notice of Nominations and Proposals of Business.
(a) Nominations of persons for election to the Board of Directors and proposals for other business to be transacted by the stockholders at an annual meeting of stockholders may be made (i) pursuant to the Corporation’s notice with respect to such meeting (or any supplement thereto), (ii) by or at the direction of the Board of Directors or any committee thereof or (iii) by any stockholder of record of the Corporation who (A) was a stockholder of record at the time of the giving of the notice contemplated in Section 1.2(b), (B) is entitled to vote at such meeting and (C) has complied with the notice procedures set forth in this Section 1.2. Subject to Section 1.2(i) and except as otherwise required by law, clause (iii) of this Section 1.2(a) shall be the exclusive means for a stockholder to make nominations or propose other business (other than nominations and proposals properly brought pursuant to applicable provisions of federal law, including the Securities Exchange Act of 1934 (as amended from time to time, the “Act”) and the rules and regulations of the Securities and Exchange Commission thereunder) before an annual meeting of stockholders.
(b) Except as otherwise required by law, for nominations or proposals to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of Section 1.2(a), (i) the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation with the information contemplated by Section 1.2(c) including, where applicable, delivery to the Corporation of timely and completed questionnaires as contemplated by Section 1.2(c), and (ii) the business must be a proper matter for stockholder action under the DGCL. The notice requirements of this Section 1.2 shall be deemed satisfied by a stockholder with respect to business other than a nomination if the stockholder has notified the Corporation of his, her or its intention to present a proposal at an annual meeting in compliance with applicable rules and regulations promulgated under the Act and such stockholder’s proposal has been included in a proxy statement prepared by the Corporation to solicit proxies for such annual meeting.
(c) To be timely for purposes of Section 1.2(b), a stockholder’s notice must be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation on a date (i) not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the anniversary date of the prior year’s annual meeting or (ii) if there was no annual meeting in the prior year or if the date of the current year’s annual meeting is more than 30 days before or after the anniversary date of the prior year’s annual meeting, on or before 10 days after the day on which the date of the current year’s annual meeting is first disclosed in a public announcement. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the delivery of such notice. Such notice from a stockholder must state (i) as to each nominee that the stockholder proposes for election or reelection as a director, (A) all information relating to such nominee that would be required to be disclosed in solicitations of proxies for the election of such nominee as a director pursuant to Regulation 14A under the Act and such nominee’s written consent to serve as a director if elected, and (B) a description of all direct and indirect compensation and other material monetary arrangements, agreements or understandings during the past three years, and any other material relationship, if any, between or concerning such stockholder, any Stockholder Associated Person (as defined below) or any of their respective affiliates or associates, on the one hand, and the proposed nominee or any of his or her affiliates or associates, on the other hand; (ii) as to each proposal that the stockholder seeks to bring before the meeting, a brief description of such proposal, the reasons for making the proposal at the meeting, the text of the proposal (including the text of any resolutions proposed for consideration and in the event that it includes a proposal to amend the bylaws of the Corporation, the language of the proposed amendment) and any material interest that the stockholder has in the proposal; and (iii) (A) the name and address of the stockholder giving the notice and the Stockholder Associated Persons, if any, on whose behalf the nomination or proposal is made, (B) the class (and, if applicable, series) and number of shares of stock of the Corporation that are, directly or indirectly, owned beneficially or of record by the stockholder or any Stockholder Associated Person, (C) any option, warrant, convertible security, stock appreciation right or similar instrument, right, agreement, arrangement or understanding with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class (or, if applicable, series) of shares of stock of the Corporation or with a value derived in whole or in part from the value of any class (or, if applicable, series) of shares of stock of the Corporation, whether or not such instrument, right, agreement, arrangement or understanding shall be subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise, and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of stock of the Corporation of the stockholder or any Stockholder Associated Person (each, a “Derivative Instrument”) directly or indirectly owned beneficially or of record by such stockholder or any Stockholder Associated Person, (D) any proxy, contract, arrangement, understanding or relationship pursuant to which such stockholder or any Stockholder Associated Person has a right to vote any securities of the Corporation, (E) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder or any Stockholder Associated Person is a general partner or beneficially owns, directly or indirectly, an interest in a general partner, (F) any performance-related fees (other than an asset-based fee) that such stockholder or any Stockholder Associated Person is entitled to based on any increase or decrease in the value of the shares of stock of the Corporation or Derivative Instruments, (G) any other information relating to such stockholder or any Stockholder Associated Person, if any, required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in an election contest pursuant to and in accordance with Section 14(a) of the Act and the rules and regulations of the Securities and Exchange Commission thereunder, (H) a representation that the stockholder is a holder of record of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination and has complied with the provisions of this Section 1.2(c), (I) a certification as to whether or not the stockholder and all Stockholder Associated Persons, have complied with all applicable federal, state and other legal requirements in connection with the stockholder’s and each Stockholder Associated Person’s acquisition of shares of capital stock or other securities of the Corporation and the stockholder’s and each Stockholder Associated Person’s acts or omissions as a stockholder (or beneficial owner of securities) of the Corporation, and (J) whether the stockholder intends to deliver a proxy statement and form of proxy to holders of, in the case of a proposal, at least the percentage of the Corporation’s voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the Corporation’s voting shares reasonably believed by such stockholder to be sufficient to elect such nominee or nominees or otherwise to solicit proxies or votes from stockholders in support of such proposal or nomination. For purposes of these bylaws, a “Stockholder Associated Person” of any stockholder means (i) any “affiliate” or “associate” (as those terms are defined in Rule 12b-2 under the Act) of such stockholder, (ii) any beneficial owner of any capital stock or other securities of the Corporation owned of record or beneficially by such stockholder, (iii) any person directly or indirectly controlling, controlled by or under common control with any such Stockholder Associated Person referred to in clause (i) or (ii) above, and (iv) any person acting in concert in respect of any matter involving the Corporation or its securities with either such stockholder or any beneficial owner of any capital stock or other securities of the Corporation owned of record or beneficially by such stockholder. In addition, in order for a nomination to be properly brought before an annual or special meeting by a stockholder pursuant to clause (iii) of Section 1.2(a), any nominee proposed by a stockholder shall complete a questionnaire, in a form provided by the Corporation, and deliver a signed copy of such completed questionnaire to the Corporation within 10 days of the date that the Corporation makes available to the stockholder seeking to make such nomination or such nominee the form of such questionnaire. The Corporation may require any proposed nominee to furnish such other information as may be reasonably requested by the Corporation to determine the eligibility of the proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of the nominee. The information required to be included in a notice pursuant to this Section 1.2(c) shall be provided as of the date of such notice and shall be supplemented by the stockholder not later than 10 days after the record date for the determination of stockholders entitled to notice of the meeting to disclose any changes to such information as of the record date. The information required to be included in a notice pursuant to this Section 1.2(c) shall not include any ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is directed to prepare and submit the notice required by this Section 1.2(c) on behalf of a beneficial owner of the shares held of record by such broker, dealer, commercial bank, trust company or other nominee and who is not otherwise affiliated or associated with such beneficial owner.
(d) Subject to the certificate of incorporation of the Corporation (as amended and restated from time to time, the “Certificate of Incorporation”), Section 1.2(i) and applicable law, only persons nominated in accordance with procedures stated in this Section 1.2 shall be eligible for election as and to serve as members of the Board of Directors and the only business that shall be conducted at an annual meeting of stockholders is the business that has been brought before the meeting in accordance with the procedures set forth in this Section 1.2. The chairperson of the meeting shall have the power and the duty to determine whether a nomination or any proposal has been made according to the procedures stated in this Section 1.2 and, if any nomination or proposal does not comply with this Section 1.2, unless otherwise required by law, the nomination or proposal shall be disregarded.
(e) For purposes of this Section 1.2, “public announcement” means disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable news service or in a document publicly filed or furnished by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Act.
(f) Notwithstanding the foregoing provisions of this Section 1.2, a stockholder shall also comply with all applicable requirements of the Act and the rules and regulations thereunder with respect to matters set forth in this Section 1.2. Nothing in this Section 1.2 shall affect any rights, if any, of stockholders to request inclusion of nominations or proposals in the Corporation’s proxy statement pursuant to applicable provisions of federal law, including the Act.
(g) Notwithstanding the foregoing provisions of this Section 1.2, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or proposed business or does not provide the information required by Section 1.2(c), including any required supplement thereto, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 1.2, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.
(h) Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (1) by or at the direction of the Board of Directors or any committee thereof or (2) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 1.2 is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting upon such election and who complies with the notice procedures set forth in this Section 1.2. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by paragraph (b) of this Section 1.2 shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.
(i) All provisions of this Section 1.2 are subject to, and nothing in this Section 1.2 shall in any way limit the exercise, or the method or timing of the exercise of, the rights of any person granted by the Corporation to nominate directors, including such rights granted by the terms of the Stockholders Agreement (as amended and restated from time to time, the “Stockholders Agreement”), dated as of March 17, 2021, by and among the Corporation and the other signatories thereto (so long as such agreement remains in effect), which rights may be exercised without compliance with the provisions of this Section 1.2.
Section 1.3. Special Meetings; Notice.
Special meetings of the stockholders of the Corporation may be called only to the extent and in the manner set forth in the Certificate of Incorporation. Notice of every special meeting of the stockholders of the Corporation shall state the purpose or purposes of such meeting. Except as otherwise required by law, the business conducted at a special meeting of stockholders of the Corporation shall be limited exclusively to the business set forth in the Corporation’s notice of meeting, and the individual or group calling such meeting shall have exclusive authority to determine the business included in such notice.
Section 1.4. Notice of Meetings.
Notice of the place, if any, date and time of all meetings of stockholders of the Corporation, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting) and the means of remote communications, if any, by which stockholders and proxy holders may be deemed present and vote at such meeting, and, in the case of all special meetings of stockholders, the purpose or purposes of the meeting, shall be given, not less than 10 nor more than 60 days before the date on which such meeting is to be held (unless a different time is specified by law), to each stockholder entitled to notice of the meeting.
The Corporation may postpone or cancel any previously called annual or special meeting of stockholders of the Corporation by making a public announcement (as defined in Section 1.2(e)) of such postponement or cancellation prior to the meeting. When a previously called annual or special meeting is postponed to another time, date or place, if any, notice of the place (if any), date and time of the postponed meeting, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting) and the means of remote communications, if any, by which stockholders and proxy holders may be deemed present and vote at such postponed meeting, shall be given in conformity with this Section 1.4 unless such meeting is postponed to a date that is not more than 60 days after the date that the initial notice of the meeting was provided in conformity with this Section 1.4.
When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place, if any, thereof and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken; provided, however, that if the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting, or if after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting the Board of Directors shall fix a new record date for notice of such adjourned meeting in conformity herewith and such notice shall be given to each stockholder of record entitled to vote at such adjourned meeting as of the record date for notice of such adjourned meeting. At any adjourned meeting, any business may be transacted that may have been transacted at the original meeting.
Section 1.5. Quorum.
At any meeting of the stockholders, the holders of shares of stock of the Corporation entitled to cast a majority of the total votes entitled to be cast by the holders of all outstanding shares of capital stock of the

Corporation entitled to vote generally in the election of directors (“Voting Stock”), present in person or by proxy, shall constitute a quorum for all purposes, unless or except to the extent that the presence of a larger number is required by applicable law or the Certificate of Incorporation. If a separate vote by one or more classes or series is required, the holders of shares entitled to cast a majority of the total votes entitled to be cast by the holders of the shares of the class or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter. A quorum, once established, shall not be broken by the subsequent withdrawal of enough votes to leave less than a quorum.
If a quorum shall fail to attend any meeting, the chairperson of the meeting may adjourn the meeting to another place, if any, date and time. At any such adjourned meeting at which there is a quorum, any business may be transacted that might have been transacted at the meeting originally called.
Section 1.6. Organization.
The chairperson of the Board of Directors or, in his or her absence, the person whom the Board of Directors designates or, in the absence of that person or the failure of the Board of Directors to designate a person, the President of the Corporation or, in his or her absence, the person chosen by the holders of a majority of the shares of capital stock entitled to vote who are present, in person or by proxy, shall call to order any meeting of the stockholders of the Corporation and act as chairperson of the meeting. In the absence of the Secretary or any Assistant Secretary of the Corporation, the secretary of the meeting shall be the person the chairperson appoints.
Section 1.7. Conduct of Business.
The chairperson of any meeting of stockholders of the Corporation shall determine the order of business and the rules of procedure for the conduct of such meeting, including the manner of voting and the conduct of discussion as he or she determines to be in order. The chairperson shall have the power to adjourn the meeting to another place, if any, date and time. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairperson of the meeting shall have the right and authority to convene and (for any or no reason) to adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairperson, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairperson of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the chairperson of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. The chairperson of the meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall, if the facts warrant, determine and declare to the meeting that a nomination or matter of business was not properly brought before the meeting and if such chairperson should so determine, such chairperson shall so declare to the meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board of Directors or the chairperson of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.
Section 1.8. Proxies; Inspectors.
(a) At any meeting of the stockholders, every stockholder entitled to vote may vote in person or by proxy authorized by an instrument in writing or by a transmission permitted by applicable law, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary of the Corporation a revocation of the proxy or a new proxy bearing a later date.
(b) Prior to a meeting of the stockholders of the Corporation, the Corporation shall appoint one or more inspectors, who may be employees of the Corporation, to act at a meeting of stockholders of the Corporation and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting may, and to the extent required by applicable law, shall, appoint one or more inspectors to act at the meeting. Each inspector, before beginning the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of inspectors. The inspectors shall have the duties prescribed by applicable law. Unless otherwise provided by the Board of Directors, the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting. No ballot, proxies, votes or any revocation thereof or change thereto shall be accepted by the inspectors after the closing of the polls unless the Court of Chancery of the State of Delaware upon application by a stockholder shall determine otherwise. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for office at an election may serve as an inspector at such election.
Section 1.9. Voting.
Except as otherwise required by the rules or regulations of any stock exchange applicable to the Corporation or pursuant to any law or regulation applicable to the Corporation or its securities or by the Certificate of Incorporation or these bylaws, all matters other than the election of directors shall be determined by a majority of the votes cast on the matter affirmatively or negatively. All elections of directors shall be determined by a plurality of the votes cast.
Section 1.10. Stock List.
A complete list of stockholders of the Corporation entitled to vote at any meeting of stockholders of the Corporation, arranged in alphabetical order for each class of stock and showing the address of each such stockholder and the number of shares registered in the name of such stockholder, shall be open to the examination of any such stockholder, for any purpose germane to a meeting of the stockholders of the Corporation, for a period of at least ten (10) days before the meeting (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting or (ii) during ordinary business hours at the principal place of business of the Corporation; provided, however, if the record date for determining the stockholders entitled to vote is less than ten (10) days before the meeting date, the list shall reflect the stockholders entitled to vote as of the tenth (10th) day before such meeting date. If the meeting is to be held at a place, then a list of stockholders entitled to vote at the meeting shall be produced and kept at the time and place of the meeting during the whole time thereof and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.
Except as otherwise provided by law, the stock ledger shall be the sole evidence of the identity of the stockholders entitled to vote at a meeting and the number of shares held by each stockholder.
SECTION 2 - BOARD OF DIRECTORS
Section 2.1. General Powers and Qualifications of Directors.
The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authorities these bylaws expressly confer upon them, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by the DGCL or by the Certificate of Incorporation or by these bylaws required to be exercised or done by the stockholders. Directors need not be stockholders of the Corporation to be qualified for election or service as a director of the Corporation.
Section 2.2. Removal; Resignation.
The directors of the Corporation may be removed in accordance with the Certificate of Incorporation and the DGCL. Any director may resign at any time upon notice given in writing, including by electronic transmission, to the Corporation.

Section 2.3. Regular Meetings.
Regular meetings of the Board of Directors shall be held at the place (if any), on the date and at the time as shall have been established by the Board of Directors and publicized among all directors. A notice of a regular meeting, the date of which has been so publicized, shall not be required.
Section 2.4. Special Meetings.
Special meetings of the Board of Directors may be called by (i) the chairperson of the Board of Directors, (ii) the Chief Executive Officer of the Corporation, (iii) two or more directors then in office, (iv) by any director nominated or designated for nomination by Brown-Forman Corporation and its successors and Affiliates (collectively, the “BF Entities”), if the Board of Directors then includes a director nominated or designated for nomination by any BF Entity and (v) by any director nominated or designated for nomination by investment funds affiliated with TSG Consumer Partners LLC and their respective successors and Affiliates (collectively, the “TSG Entities”), if the Board of Directors then includes a director nominated or designated for nomination by any TSG Entity and such special meeting shall be held at the place, if any, on the date and at the time as he, she or they shall fix. Notice of the place, if any, date and time of each special meeting shall be given to each director either (a) by mailing written notice thereof not less than five days before the meeting, or (b) by telephone, facsimile or other means of electronic transmission providing notice thereof not less than twenty-four hours before the meeting. Any and all business may be transacted at a special meeting of the Board of Directors. “Affiliate” means, with respect to any Person, any other Person that controls, is controlled by, or is under common control with such Person; the term “control,” as used in this definition, means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and “controlled” and “controlling” have meanings correlative to the foregoing. “Person” means an individual, any general partnership, limited partnership, limited liability company, corporation, trust, business trust, joint stock company, joint venture, unincorporated association, cooperative or association or any other legal entity or organization of whatever nature, and shall include any successor (by merger or otherwise) of such entity. For the purpose of these bylaws, “beneficial ownership” shall be determined in accordance with Rule 13d-3 promulgated under the Act.
Section 2.5. Quorum.
At any meeting of the Board of Directors, a majority of the total number of directors then in office shall constitute a quorum for all purposes; provided that (a) for so long as the BF Entities have a contractual right under the Stockholders Agreement to designate for nomination at least two (2) directors of the Corporation, unless such right shall have been waived by the BF Entities, a quorum of the Board of Directors shall require at least one (1) director designated by the BF Entities be present (other than attendance for the sole purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened), and (b) for so long as the TSG Entities have a contractual right under the Stockholders Agreement to designate for nomination at least two (2) directors of the Corporation, unless such right shall have been waived by the TSG Entities, a quorum of the Board of Directors shall require at least one (1) director designated by the TSG Entities be present (other than attendance for the sole purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened), and (c) for an action of the Board of Directors taken at a meeting to be valid, directors that constitute a quorum must be present (as described in Section 2.6 below) at the time that the vote on such action is taken. For the avoidance of doubt, if directors that constitute a quorum are not present (as described in Section 2.6 below) at the time that the vote on any action is taken, a quorum shall not be constituted with respect to such action, and any vote taken with respect to such action shall not be a valid action of the Board of Directors, notwithstanding that a quorum of the Board of Directors may have been present at the commencement of such meeting; provided further, however, that if a meeting of the Board of Directors called in accordance with these bylaws fails to achieve a quorum solely due to the absence of any director designated by the BF Entities or any director designated by the TSG Entities, then any director or officer of the Corporation may send a new notice of meeting of the Board of Directors, notwithstanding the timing requirements provided for in the second sentence of Section 2.4, not less than three (3) business days before the first successive meeting at which only the topics noticed in the adjourned meeting will be covered in accordance with these bylaws, and at such succeeding meeting of the Board of Directors if a quorum is failed to be achieved again solely due to the absence of any director designated by the BF Entities or any director designated by the TSG Entities, as the case may be, as at the first successive meeting, then any director or officer of the Corporation may send a new notice of meeting of the Board of Directors, notwithstanding the timing requirements provided for in the second sentence of Section 2.4, not less than three (3) business days before the second successive meeting at which only the topics noticed in the adjourned meeting will be covered in accordance with these bylaws and a quorum at such second successive meeting shall be a majority of the total number of directors then in office and shall not specifically require the presence of a director designated by the BF Entities or a director designated by the TSG Entities, as the case may be. If a quorum shall fail to attend any meeting, a majority of those present may adjourn the meeting to another place, if any, date or time, without further notice or waiver thereof.
Section 2.6. Participation in Meetings by Conference Telephone or Other Communications Equipment.
Members of the Board of Directors, or of any committee thereof, may participate in a meeting of the Board of Directors or committee thereof by means of conference telephone or other communications equipment by means of which all directors participating in the meeting can hear each other director, and such participation shall constitute presence in person at the meeting.
Section 2.7. Conduct of Business.
At any meeting of the Board of Directors, business shall be transacted in the order and manner that the Board of Directors may from time to time determine, and all matters shall be determined by the vote of a majority of the directors present, provided a quorum is present at the time such matter is acted upon, except as otherwise provided in the Certificate of Incorporation or these bylaws or required by applicable law. The Board of Directors or any committee thereof may take action without a meeting if all members thereof consent thereto in writing or by electronic transmission, and the writing or writings, or electronic transmission or electronic transmissions, are filed with the minutes of proceedings of the Board of Directors or any committee thereof. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.
Section 2.8. Compensation of Directors.
The Board of Directors shall be authorized to fix the compensation of directors. The directors of the Corporation shall be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be reimbursed a fixed sum for attendance at each meeting of the Board of Directors, paid an annual retainer or paid other compensation, including equity compensation, as the Board of Directors determines. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of committees shall have their expenses, if any, of attendance of each meeting of such committee reimbursed and may be paid compensation for attending committee meetings or being a member of a committee.
SECTION 3 - COMMITTEES
The Board of Directors may designate committees of the Board of Directors, with such lawfully delegable powers and duties as it thereby confers, to serve at the pleasure of the Board of Directors and shall, for those committees, appoint a director or directors to serve as the member or members, designating, if it desires, other directors as alternate members who may replace any absent or disqualified member at any meeting of such committee. In the absence or disqualification of any member of any committee and any alternate member in his or her place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may by unanimous vote appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member. All provisions of this Section 3.1 are subject to, and nothing in this Section 3.1 shall in any way limit the exercise, or method or timing of the exercise of, the rights of any person granted by the Corporation with respect to the existence, duties, composition or conduct of any committee of the Board of Directors, including those rights granted pursuant to the Stockholders Agreement.

SECTION 4 - OFFICERS
Section 4.1. Generally.
The officers of the Corporation shall consist of a Chief Executive Officer, President, one or more Vice Presidents, a Secretary, one or more Assistant Secretaries, a Treasurer, one or more Assistant Treasurers, a Chief Financial Officer and other officers as may from time to time be appointed by the Board of Directors. Each officer shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any number of offices may be held by the same person. The compensation of officers appointed by the Board of Directors shall be determined from time to time by the Board of Directors or a committee thereof or by the officers as may be designated by resolution of the Board of Directors.
Section 4.2. President.
Unless otherwise determined by the Board of Directors, the President shall be the Chief Executive Officer of the Corporation. Subject to the provisions of these bylaws and to the direction of the Board of Directors, he or she shall have the responsibility for the general management and control of the business and affairs of the Corporation and shall perform all duties and have all powers that are commonly incident to the office of chief executive or which are delegated to him or her by the Board of Directors. He or she shall have the power to sign all stock certificates, contracts and other instruments of the Corporation that are authorized and shall have general supervision and direction of all of the other officers, employees and agents of the Corporation.
Section 4.3. Vice President.
Each Vice President shall have the powers and duties delegated to him or her by the Board of Directors or the President. One Vice President may be designated by the Board of Directors to perform the duties and exercise the powers of the President in the event of the President’s absence or disability.
Section 4.4. Secretary and Assistant Secretaries.
The Secretary shall issue all authorized notices for, and shall keep minutes of, all meetings of the stockholders and the Board of Directors. He or she shall have charge of the corporate books and shall perform other duties as the Board of Directors may from time to time prescribe.
Any Assistant Secretary shall perform such duties and possess such powers as the Board of Directors, the Chief Executive Officer or the Secretary may from time to time prescribe. In the event of the absence, inability or refusal to act of the Secretary, the Assistant Secretary, (or if there shall be more than one, the Assistant Secretaries in the order determined by the Board of Directors) shall perform the duties and exercise the powers of the Secretary.
Section 4.5. Chief Financial Officer, Treasurer and Assistant Treasurers.
The Chief Financial Officer shall keep or cause to be kept the books of account of the Corporation in a thorough and proper manner and shall render statements of the financial affairs of the Corporation in such form and as often as required by the Board of Directors or the President. The Chief Financial Officer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the Corporation. The Chief Financial Officer shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time. The President may direct the Treasurer or any Assistant Treasurer to assume and perform the duties of the Chief Financial Officer in the absence or disability of the Chief Financial Officer, and each Treasurer and Assistant Treasurer shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.
Section 4.6. Delegation of Authority.
The Board of Directors may from time to time delegate the powers or duties of any officer to any other officer or agent, notwithstanding any provision hereof.
Section 4.7. Removal.
The Board of Directors may remove any officer of the Corporation at any time, with or without cause.

Section 4.8. Action with Respect to Securities of Other Companies.
Unless otherwise directed by the Board of Directors, the President, or any officer of the Corporation authorized by the President, shall have power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of stockholders or equityholders of, or with respect to any action of, stockholders or equityholders of any other entity in which the Corporation may hold securities and otherwise to exercise any and all rights and powers which the Corporation may possess by reason of its ownership of securities in such other entity.
SECTION 5 - STOCK
Section 5.1. Certificates of Stock.
Shares of the capital stock of the Corporation may be certificated or uncertificated, as provided in the DGCL. Stock certificates shall be signed by, or in the name of the Corporation by, (i) the chairperson of the Board (if any), the President or a Vice President, and (ii) the Secretary or an Assistant Secretary, or the Treasurer or an Assistant Treasurer, or the Chief Financial Officer, certifying the number of shares owned by such stockholder. Any signatures on a certificate may be by facsimile. Although any officer, transfer agent or registrar whose manual or facsimile signature is affixed to such a certificate ceases to be such officer, transfer agent or registrar before such certificate has been issued, it may nevertheless be issued by the Corporation with the same effect as if such officer, transfer agent or registrar were still such at the date of its issue.
Section 5.2. Transfers of Stock.
Transfers of stock shall be made only upon the transfer books of the Corporation kept at an office of the Corporation (within or without the State of Delaware) or by transfer agents designated to transfer shares of the stock of the Corporation.
Section 5.3. Lost, Stolen or Destroyed Certificates.
In the event of the loss, theft or destruction of any certificate of stock, another may be issued in its place pursuant to regulations as the Board of Directors may establish concerning proof of the loss, theft or destruction and concerning the giving of a satisfactory bond or indemnity, if deemed appropriate.
Section 5.4. Regulations.
The issue, transfer, conversion and registration of certificates of stock of the Corporation shall be governed by other regulations as the Board of Directors may establish.
Section 5.5. Record Date.
(a) In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall, unless otherwise required by law, not be more than 60 nor less than 10 days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day preceding the day on which notice is given, or, if notice is waived, at the close of business on the day preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any postponement or adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for determination of stockholders entitled to vote at the postponed or adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such postponed or adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the postponed or adjourned meeting.
(b) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of

Directors may fix a record date, which shall not be more than 60 days prior to such other action. If no such record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.
SECTION 6 - INDEMNIFICATION AND ADVANCEMENT OF EXPENSES
Section 6.1. Indemnification.
The Corporation shall indemnify, defend and hold harmless, to the fullest extent permitted by the DGCL as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), any person who was or is made, or is threatened to be made, a party or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director of the Corporation or an officer of the Corporation elected by the Board of Directors in a duly adopted resolution of the Board of Directors (each, an “Officer”) or, while a director of the Corporation or an Officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, member, trustee or agent of another corporation or of a partnership, joint venture, trust, nonprofit entity or other enterprise (including service with respect to employee benefit plans) (any such entity, an “Other Entity”) (each such person, an “Indemnitee”), against all expense, liability and loss suffered (including, but not limited to, expenses (including attorneys’ fees and expenses), judgments, fines, ERISA excise tax and penalties and amounts paid in settlement actually and reasonably incurred by such Indemnitee in connection with such Proceeding) by such Indemnitee in connection therewith. Notwithstanding the preceding sentence, the Corporation shall be required to indemnify an Indemnitee in connection with a Proceeding (or part thereof) commenced by such Indemnitee only if the commencement of such Proceeding (or part thereof) by the Indemnitee was authorized by the Board of Directors or the Proceeding (or part thereof) relates to the enforcement of the Corporation’s obligations under this Section 6.1.
Section 6.2. Advancement of Expenses.
The Corporation shall to the fullest extent not prohibited by applicable law pay, on an as-incurred basis, all expenses (including attorneys’ fees and expenses) actually and reasonably incurred by an Indemnitee in defending any proceeding, which may be indemnifiable pursuant to this Section 6, in advance of its final disposition. Such advancement shall be unconditional, unsecured and interest free and shall be made without regard to Indemnitee’s ability to repay any expenses advanced; provided, however, that, to the extent required by the DGCL, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an unsecured undertaking by the Indemnitee to repay all amounts advanced if it should be ultimately determined that the Indemnitee is not entitled to be indemnified under this Section 6 or otherwise.
Section 6.3. Claims.
If a claim for indemnification (following the final disposition of such proceeding) or advancement of expenses under this Section 6 is not paid in full within sixty (60) days after a written claim therefor by the Indemnitee has been received by the Corporation, the Indemnitee may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim to the fullest extent permitted by law. In any such action the Corporation shall have the burden of proving that the Indemnitee is not entitled to the requested indemnification or advancement of expenses under applicable law.
Section 6.4. Insurance.
The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, trustee, employee, member or agent of the Corporation, or was serving at the request of the Corporation as a director, officer, trustee, employee, member or agent of an Other Entity, against any liability asserted against the person and incurred by the person in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power or the obligation to indemnify such person against such liability under the provisions of this Section 6 or the DGCL.

Section 6.5. Non-Exclusivity of Rights; Other Indemnification.
The rights conferred on any Indemnitee by this Section 6 are not exclusive of other rights arising under any bylaw, agreement, vote of directors or stockholders or otherwise, and shall inure to the benefit of the heirs and legal representatives of such Indemnitee. This Section 6 shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to Indemnitees or persons other than Indemnitees when and as authorized by appropriate corporate action, including by separate agreement with the Corporation.
Section 6.6. Amounts Received from an Other Entity.
Subject to any written agreement between the Indemnitee and the Corporation to the contrary, the Corporation’s obligation, if any, to indemnify or to advance expenses to any Indemnitee who was or is serving at the Corporation’s request as a director, officer, employee, member, trustee or agent of an Other Entity shall be reduced by any amount such Indemnitee may collect as indemnification or advancement of expenses from such Other Entity.
Section 6.7. Amendment or Repeal.
The provisions of this Section 6 shall constitute a contract between the Corporation, on the one hand, and, on the other hand, each individual who serves or has served as an Indemnitee (whether before or after the adoption of these bylaws), in consideration of such person’s performance of such services, and pursuant to this Section 6, the Corporation intends to be legally bound to each such current or former Indemnitee. With respect to current and former Indemnitees, the rights conferred under this Section 6 are present contractual rights and such rights are fully vested, and shall be deemed to have vested fully, immediately upon adoption of these bylaws. With respect to any Indemnitee who commences service following adoption of these bylaws, the rights conferred under this Section 6 shall be present contractual rights, and such rights shall fully vest, and be deemed to have vested fully, immediately upon such Indemnitee’s service in the capacity which is subject to the benefits of this Section 6. Any right to indemnification or to advancement of expenses of any Indemnitee arising hereunder shall not be eliminated or impaired by an amendment to or repeal of this Section 6 after the occurrence of the act or omission that is the subject of the civil, criminal, administrative or investigative action, suit, proceeding or other matter for which indemnification or advancement of expenses is sought.
Section 6.8. Reliance.
Indemnitees who after the date of the adoption of this Section 6 become or remain an Indemnitee described in Section 6.1 will be conclusively presumed to have relied on the rights to indemnity, advancement of expenses and other rights contained in this Section 6 in entering into or continuing the service. The rights to indemnification and to the advancement of expenses conferred in this Section 6 will apply to claims made against any Indemnitee described in Section 6.1 arising out of acts or omissions that occurred or occur either before or after the adoption of this Section 6 in respect of service as a director or officer of the corporation or other service described in Section 6.1.
Section 6.9. Successful Defense.
In the event that any proceeding to which an Indemnitee is a party is resolved in any manner other than by adverse judgment against the Indemnitee (including settlement of such proceeding with or without payment of money or other consideration) it shall be presumed that the Indemnitee has been successful on the merits or otherwise in such proceeding for purposes of Section 145(c) of the DGCL. Anyone seeking to overcome this presumption shall have the burden of proof and the burden of persuasion by clear and convincing evidence.
Section 6.10. Merger or Consolidation.
For purposes of this Section 6, references to the “Corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this Section 6 with respect to the resulting or surviving corporation as he or she would have with respect to such constituent corporation if its separate existence had continued.

Section 6.11. Continuation of Indemnification.
The rights to indemnification and to advancement of expenses provided by, or granted pursuant to, this Section 6 shall continue notwithstanding that the person has ceased to be an Indemnitee and shall inure to the benefit of his or her estate, heirs, executors, administrators, legatees and distributees; provided, however, that the Corporation shall indemnify any such person seeking indemnity in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.
Section 6.12. Indemnification Contracts.
The Board of Directors is authorized to cause the Corporation to enter into indemnification contracts with any director, officer, employee or agent of the Corporation, or any person serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including employee benefit plans, providing indemnification rights to such person. Such rights may be greater than those provided in this Section 6.
Section 6.13. Savings Clause.
If this Section 6 or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify and advance expenses to each person entitled to indemnification under Section 6.1 to the fullest extent permitted by any applicable portion of this Section 6 that shall not have been invalidated and to the fullest extent permitted by applicable law.
SECTION 7 - NOTICES
Section 7.1. Notices.
Except as otherwise provided herein or permitted by applicable law, notices to directors and stockholders shall be in writing and delivered personally or mailed to the directors or stockholders at their addresses appearing on the books of the Corporation. If mailed, notice to a stockholder of the Corporation shall be deemed given when deposited in the mail, postage prepaid, directed to a stockholder at such stockholder’s address as it appears on the records of the Corporation. Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders of the Corporation may be given by electronic transmission in the manner provided in Section 232 of the DGCL.
Section 7.2. Waivers.
A written waiver of any notice, signed by a stockholder or director, or a waiver by electronic transmission by such person or entity, whether given before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such person or entity. Neither the business nor the purpose of any meeting need be specified in the waiver. Attendance at any meeting shall constitute waiver of notice except attendance for the sole purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.
SECTION 8 - MISCELLANEOUS
Section 8.1. Corporate Seal.
The Board of Directors may provide a suitable seal, containing the name of the Corporation, which seal shall be in the charge of the Secretary of the Corporation. If and when so directed by the Board of Directors, duplicates of the seal may be kept and used by the Treasurer or by an Assistant Secretary, Assistant Treasurer or the Chief Financial Officer.
Section 8.2. Reliance upon Books, Reports, and Records.
Each director and each member of any committee designated by the Board of Directors of the Corporation shall, in the performance of his or her duties, be fully protected in relying in good faith upon the books and records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers, agents or employees, or committees of the Board of Directors so designated, or by any other person or entity as to matters which such director or committee member reasonably believes are within such other person’s or entity’s professional or expert competence and that has been selected with reasonable care by or on behalf of the Corporation.

Section 8.3. Fiscal Year.
The fiscal year of the Corporation shall be as fixed by the Board of Directors.
Section 8.4. Time Periods.
In applying any provision of these bylaws that requires that an act be done or not be done a specified number of days before an event or that an act be done during a specified number of days before an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.
SECTION 9 - AMENDMENTS
These bylaws may be altered, amended or repealed in accordance with the Certificate of Incorporation and the DGCL.
SECTION 10 - SEVERABILITY
If any provision or provisions of these bylaws shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (i) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of these bylaws (including, without limitation, each portion of any paragraph of these bylaws containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (ii) to the fullest extent possible, the provisions of these bylaws (including, without limitation, each such portion of any paragraph of these bylaws containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the Corporation to the fullest extent permitted by law.

Annex B
Execution Version
SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

THE DUCKHORN PORTFOLIO, INC.
The Duckhorn Portfolio, Inc., a Delaware corporation (the “Corporation”), hereby certifies that this Second Amended and Restated Certificate of Incorporation has been duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware (the “DGCL”), and that:
A. The name of the Corporation is: The Duckhorn Portfolio, Inc.
B. The original Certificate of Incorporation of the Corporation was filed with the Secretary of the State of Delaware on September 15, 2016, under the name Mallard Intermediate, Inc. (the “Original Certificate of Incorporation”).
C. The Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on March 17, 2021, which amended and restated the Original Certificate of Incorporation (as further amended by the Certificate of Amendment of the Amended and Restated Certificate of Incorporation, filed with the Secretary of State of the State of Delaware on January 23, 2023, the “A&R Certificate of Incorporation”).
D. This Second Amended and Restated Certificate of Incorporation amends and restates the A&R Certificate of Incorporation in its entirety.
E. Upon the filing of this Second Amended and Restated Certificate of Incorporation, the Certificate of Incorporation shall read in full as follows:
ARTICLE I—NAME
The name of the corporation is The Duckhorn Portfolio, Inc. (the “Corporation”).
ARTICLE II—REGISTERED OFFICE AND AGENT
The address of the Corporation’s registered office in the State of Delaware is 251 Little Falls Drive, Wilmington, New Castle County, Delaware 19808. The name of the Corporation’s registered agent at such address is Corporation Service Company.
ARTICLE III—PURPOSE
The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).
ARTICLE IV—CAPITALIZATION
(a) Authorized Shares. The total number of shares of all classes of stock that the Corporation is authorized to issue is 600,000,000 shares of stock, consisting of (i) 100,000,000 shares of Preferred Stock, par value $0.01 per share (“Preferred Stock”) and (ii) 500,000,000 shares of Common Stock, par value $0.01 per share (“Common Stock”).
(b) Common Stock. Subject to the powers, preferences and rights of any Preferred Stock, including any series thereof, having any preference or priority over, or rights superior to, the Common Stock and except as otherwise provided by law and this Article IV, the holders of the Common Stock shall have and possess all powers and voting and other rights pertaining to the stock of the Corporation.
(i) Voting.
a) Each holder of shares of Common Stock, as such, shall be entitled to one vote for each share of Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote; provided, however, that to the fullest extent permitted by law, holders of shares of Common Stock, as such, shall have no voting power with respect to, and shall not be entitled to vote on, any amendment to this Second Amended and Restated Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if only the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Second Amended and Restated Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) or pursuant to the DGCL.
b) Except as otherwise required in this Second Amended and Restated Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) or by applicable law, the holders of Common Stock shall vote together as a single class on all matters (or, if any holders of Preferred Stock are entitled to vote together with the holders of Common Stock, as a single class with such holders of Preferred Stock). There shall be no cumulative voting.
(ii) Dividends. Dividends of cash or property may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding Preferred Stock. Except as otherwise provided by the DGCL or this Second Amended and Restated Certificate of Incorporation, the holders of record of shares of Common Stock shall share ratably in all dividends payable in cash, stock or otherwise and other distributions, whether in respect of liquidation or dissolution (voluntary or involuntary) or otherwise.
(iii) Liquidation Rights. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation and of the preferential and other amounts, if any, to which the holders of Preferred Stock shall be entitled, the holders of all outstanding shares of Common Stock shall be entitled to receive the remaining assets of the Corporation available for distribution ratably in proportion to the number of shares held by each such stockholder.
(iv) No Conversion Rights. The Common Stock shall not be convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same class of the Corporation’s capital stock.
(c) Preferred Stock. Shares of Preferred Stock may be issued in one or more series, from time to time, with each such series to consist of such number of shares and to have such voting powers relative to other classes or series of Preferred Stock, if any, or Common Stock, full or limited or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, as shall be stated in the resolution or resolutions providing for the issuance of such series adopted by the Board of Directors, and the Board of Directors is hereby expressly vested with the authority, to the full extent now or hereafter provided by applicable law, to adopt any such resolution or resolutions. Except as otherwise provided in this Second Amended and Restated Certificate of Incorporation, no vote of the holders of the Preferred Stock or Common Stock shall be a prerequisite to the designation or issuance of any shares of any series of the Preferred Stock authorized by and complying with the conditions of this Second Amended and Restated Certificate of Incorporation, the right to have such vote being expressly waived by all present and future holders of the capital stock of the Corporation. Any shares of Preferred Stock that are redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law or this Second Amended and Restated Certificate of Incorporation. Different series of Preferred Stock shall not be construed to constitute different classes of shares for the purposes of voting by classes unless expressly provided in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors.
(d) No Class Vote on Changes in Authorized Number of Shares of Stock. Subject to the rights of the holders of any series of Preferred Stock pursuant to the terms of this Second Amended and Restated Certificate of Incorporation, any certificate of designations or any resolution or resolutions providing for the issuance of such series of stock adopted by the Board of Directors, the number of authorized shares of a class of stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, irrespective of the provisions of Section 242(b)(2) of the DGCL.

ARTICLE V—BOARD OF DIRECTORS
(a) Number of Directors; Vacancies and Newly Created Directorships. The number of directors constituting the Board of Directors shall be not fewer than three (3) and not more than fifteen (15), each of whom shall be a natural person. Subject to the rights of the holders of any series of Preferred Stock to elect directors, the precise number of directors shall be fixed exclusively pursuant to a resolution adopted by the Board of Directors. Subject to the terms of the Amended and Restated Stockholders Agreement, dated as of November [•], 2023, by and among the Corporation and the other signatories thereto (so long as such agreement remains in effect), vacancies and newly-created directorships shall be filled exclusively by vote of a majority of the directors then in office, even if less than a quorum, or by a sole remaining director, except that any vacancy created by the removal of a director by the stockholders for cause shall only be filled, in addition to any other vote otherwise required by law, by vote of a majority of the outstanding shares of Common Stock. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director. A director elected to fill a vacancy shall be elected for the unexpired term of his or her predecessor in office, and a director chosen to fill a position resulting from an increase in the number of directors shall hold office until the next election of the class for which such director shall have been chosen, subject to the election and qualification of his or her successor and to his or her earlier death, resignation or removal.
(b) Classified Board of Directors. Subject to the rights of the holders of any series of Preferred Stock to elect directors, the Board of Directors (other than those directors elected by the holders of any series of Preferred Stock) shall be classified into three classes: Class I; Class II; and Class III. Each class shall consist, as nearly equal in number as possible, of one-third of the total number of directors constituting the entire Board of Directors and the allocation of directors among the three classes shall be determined by the Board of Directors. The initial Class I Directors shall serve for a term expiring at the first annual meeting of stockholders of the Corporation following the filing of the Amended and Restated Certificate of Incorporation; the initial Class II Directors shall serve for a term expiring at the second annual meeting of stockholders following the filing of the Amended and Restated Certificate of Incorporation; and the initial Class III Directors shall serve for a term expiring at the third annual meeting of stockholders following the filing of the Amended and Restated Certificate of Incorporation. Each director in each class shall hold office until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. At each annual meeting of stockholders, the successors of the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders to be held in the third year following the year of their election, with each director in each such class to hold office until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible and such apportionment shall be determined by the Board of Directors.
(c) Removal. Subject to the rights of the holders of any series of Preferred Stock to elect directors, the directors of the Corporation may be removed only for cause by the affirmative vote of the holders of at least seventy-five percent (75%) of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, at a meeting of the stockholders called for that purpose.
ARTICLE VI—LIMITATION OF DIRECTOR AND OFFICER LIABILITY
To the fullest extent that the DGCL or any other law of the State of Delaware (as they exist on the date hereof or as they may hereafter be amended) permits the limitation or elimination of the liability of directors or officers, no director or officer of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer. No amendment to, or modification or repeal of, this Article VI shall adversely affect any right or protection of a director or officer of the Corporation existing hereunder with respect to any state of facts existing or act or omission occurring, or any cause of action, suit or claim that, but for this Article VI, would accrue or arise, prior to such amendment, modification or repeal. If, after this Second Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, the DGCL or such other law is amended to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL or such other law, as so amended.

ARTICLE VII—MEETINGS OF STOCKHOLDERS
(a) No Action by Written Consent. Any action required or permitted to be taken by the stockholders of the Corporation may be effected only at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.
(b) Special Meetings of Stockholders. Subject to any rights of the holders of any series of Preferred Stock, and to the requirements of applicable law, special meetings of stockholders of the Corporation may be called only (i) by or at the direction of the chairperson of the Board of Directors, (ii) by or at the direction of the chief executive officer of the Corporation or (iii) by or at the direction of the Board of Directors pursuant to a written resolution adopted by a majority of the total number of directors which the Corporation would have if there were no vacancies. Any business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.
(c) Election of Directors by Written Ballot. Election of directors need not be by written ballot.
ARTICLE VIII—AMENDMENTS TO THE
CERTIFICATE OF INCORPORATION AND BYLAWS
(a) Bylaws. In furtherance and not in limitation of the powers conferred by law, the Board of Directors is expressly authorized to make, alter, amend or repeal the bylaws of the Corporation subject to the power of the stockholders of the Corporation entitled to vote with respect thereto to make, alter, amend or repeal the bylaws; provided, that with respect to the powers of stockholders entitled to vote with respect thereto to make, alter, amend or repeal the bylaws, in addition to any other vote otherwise required by law, the affirmative vote of holders of at least seventy-five percent (75%) of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote with respect thereto, voting together as a single class, shall be required to make, alter, amend or repeal the bylaws of the Corporation.
(b) Amendments to the Certificate of Incorporation. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Second Amended and Restated Certificate of Incorporation in the manner now or hereafter prescribed by the DGCL, and all rights conferred upon stockholders herein are granted subject to this reservation. Notwithstanding anything to the contrary contained in this Second Amended and Restated Certificate of Incorporation, and notwithstanding that a lesser percentage may be permitted from time to time by applicable law, no provision of Article IV, Article V, Article VI, paragraphs (a) and (b) of Article VII, Article VIII, Article IX and Article X may be altered, amended or repealed in any respect, nor may any provision or bylaw inconsistent therewith be adopted, unless, in addition to any other vote required by this Second Amended and Restated Certificate of Incorporation or otherwise required by law, such alteration, amendment, repeal or adoption is approved by the affirmative vote of the holders of at least seventy-five percent (75%) of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, at a meeting of the stockholders called for that purpose.
ARTICLE IX – BUSINESS COMBINATIONS
(a) Limitations on Business Combinations. The Corporation shall not engage in any business combination (as defined below), at any point in time at which any class of the Corporation’s Common Stock is registered under Section 12(b) or Section 12(g) of the Exchange Act, with any interested stockholder (as defined below) for a period of three (3) years following the time that such stockholder became an interested stockholder, unless:
(i) prior to such time, the Board of Directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;
(ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least eighty-five percent (85%) of the voting stock (as defined below) of the Corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned by (i) persons who are directors of the Corporation and also officers of the Corporation or (ii) employee stock plans of the Corporation in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

(iii) at or subsequent to such time, the business combination is approved by the Board of Directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding voting stock of the Corporation which is not owned by the interested stockholder.
(b) Definitions. For purposes of this Article IX, references to:
(i) “affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another person.
(ii) “associate,” when used to indicate a relationship with any person, means: (i) any corporation, partnership, unincorporated association or other entity of which such person is a director, officer or partner or is, directly or indirectly, the owner of twenty percent (20%) or more of any class of voting stock; (ii) any trust or other estate in which such person has at least a twenty percent (20%) beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same residence as such person.
(iii) “business combination,” when used in reference to the Corporation and any interested stockholder of the Corporation, means:
(1) any merger or consolidation of the Corporation or any direct or indirect majority-owned subsidiary of the Corporation (a) with the interested stockholder, or (b) with any other corporation, partnership, unincorporated association or other entity if the merger or consolidation is caused by the interested stockholder and as a result of such merger or consolidation paragraph (b) of this Article IX is not applicable to the surviving entity;
(2) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a stockholder of the Corporation, to or with the interested stockholder, whether as part of a dissolution or otherwise, of assets of the Corporation or of any direct or indirect majority-owned subsidiary of the Corporation which assets have an aggregate market value equal to ten percent (10%) or more of either the aggregate market value of all the assets of the Corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the Corporation;
(3) any transaction which results in the issuance or transfer by the Corporation or by any direct or indirect majority-owned subsidiary of the Corporation of any stock of the Corporation or of such subsidiary to the interested stockholder, except: (a) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which securities were outstanding prior to the time that the interested stockholder became such; (b) pursuant to a merger under Section 251(g) or Section 253 of the DGCL; (c) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which security is distributed, pro rata to all holders of a class or series of stock of the Corporation subsequent to the time the interested stockholder became such; (d) pursuant to an exchange offer by the Corporation to purchase stock made on the same terms to all holders of such stock; or (e) any issuance or transfer of stock by the Corporation; provided, however, that in no case under clauses (c) through (e) of this subsection (3) shall there be an increase in the interested stockholder’s proportionate share of the stock of any class or series of the Corporation or of the voting stock of the Corporation (except as a result of immaterial changes due to fractional share adjustments);
(4) any transaction involving the Corporation or any direct or indirect majority-owned subsidiary of the Corporation which has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series, or securities convertible into the stock of any class or series, of the Corporation or of any such subsidiary which is owned by the interested stockholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the interested stockholder; or

(5) any receipt by the interested stockholder of the benefit, directly or indirectly (except proportionately as a stockholder of the Corporation), of any loans, advances, guarantees, pledges, or other financial benefits (other than those expressly permitted in subsections (1) through (4) above) provided by or through the Corporation or any direct or indirect majority-owned subsidiary.
(iv) “control,” including the terms “controlling,” “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting stock, by contract, or otherwise. A person who is the owner of twenty percent (20%) or more of the outstanding voting stock of the Corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting stock, in good faith and not for the purpose of circumventing this Article IX, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity.
(v) “interested stockholder” means any person (other than the Corporation or any direct or indirect majority-owned subsidiary of the Corporation) that (i) is the owner of fifteen percent (15%) or more of the outstanding voting stock of the Corporation, or (ii) is an affiliate or associate of the Corporation and was the owner of fifteen percent (15%) or more of the outstanding voting stock of the Corporation at any time within the three (3) year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder, and the affiliates and associates of such person; provided, however, that the term “interested stockholder” shall not include (a) the TSG Entities, (b) the BF Entities, (c) a stockholder that becomes an interested stockholder inadvertently and (i) as soon as practicable divests itself of ownership of sufficient shares so that such stockholder ceases to be an interested stockholder and (ii) would not, at any time within the three-year period immediately prior to a business combination between the Corporation and such stockholder, have been an interested stockholder but for the inadvertent acquisition of ownership or (d) any person whose ownership of shares in excess of the fifteen percent (15%) limitation set forth herein is the result of any action taken solely by the Corporation; provided that such person specified in this clause (d) shall be an interested stockholder if thereafter such person acquires additional shares of voting stock of the Corporation, except as a result of further corporate action not caused, directly or indirectly, by such person. For the purpose of determining whether a person is an interested stockholder, the voting stock of the Corporation deemed to be outstanding shall include stock deemed to be owned by the person through application of the definition of “owner” below but shall not include any other unissued stock of the Corporation which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.
(vi) “owner,” including the terms “own” and “owned,” when used with respect to any stock, means a person that individually or with or through any of its affiliates or associates:
(1) beneficially owns such stock, directly or indirectly; or
(2) has (a) the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the owner of stock tendered pursuant to a tender or exchange offer made by such person or any of such person’s affiliates or associates until such tendered stock is accepted for purchase or exchange; or (b) the right to vote such stock pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the owner of any stock because of such person’s right to vote such stock if the agreement, arrangement or understanding to vote such stock arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to ten (10) or more persons; or
(3) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item (b) of subsection (2) above), or disposing of such stock with any other person that beneficially owns, or whose affiliates or associates beneficially own, directly or indirectly, such stock.
(vii) “person” means any individual, corporation, partnership, unincorporated association or other entity.

(viii) “stock” means, with respect to any corporation, capital stock and, with respect to any other entity, any equity interest.
(ix) “voting stock” means stock of any class or series entitled to vote generally in the election of directors.
(c) Other Definitions. For purposes of this Second Amended and Restated Certificate of Incorporation, references to:
(i) “Affiliate” means, with respect to any Person, any other Person that controls, is controlled by, or is under common control with such Person; the term “control,” as used in this definition, means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and “controlled” and “controlling” have meanings correlative to the foregoing.
(ii) “BF Entities” means the Brown-Forman Corporation and its successors, Transferees and controlled Affiliates.
(iii) “Person” means an individual, any general partnership, limited partnership, limited liability company, corporation, trust, business trust, joint stock company, joint venture, unincorporated association, cooperative or association or any other legal entity or organization of whatever nature, and shall include any successor (by merger or otherwise) of such entity.
(iv) “Transferee” means any Person who (i) becomes a beneficial owner of Common Stock upon having purchased such shares of Common Stock from a TSG Entity or a BF Entity, as applicable, and (ii) is designated in writing by the transferor as a “Transferee” and a copy of such writing is provided to the Corporation at or prior to the time of such purchase; provided, however, that a purchaser of Common Stock in a registered offering or in a transaction effected pursuant to Rule 144 under the Securities Act of 1933, as amended, (or any similar or successor provision thereto) shall not be a “Transferee.” For the purpose of this Second Amended and Restated Certificate of Incorporation “beneficial ownership” shall be determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
(v) “TSG Entities” means investment funds affiliated with TSG Consumer Partners LLC and their respective successors, Transferees and Affiliates.
ARTICLE X – RENOUNCEMENT OF CORPORATE OPPORTUNITY
(a) Scope. The provisions of this Article X are set forth to define, to the extent permitted by applicable law, the duties of Exempted Persons (as defined below) to the Corporation with respect to certain classes or categories of business opportunities. “Exempted Persons” means each of the TSG Entities (other than the Corporation and its subsidiaries), the BF Entities (other than the Corporation and its subsidiaries) and all of their respective partners, principals, directors, officers, members, managers, managing directors and/or employees, including any of the foregoing who serve as employees, officers or directors of the Corporation.
(b) Competition and Allocation of Corporate Opportunities. The Exempted Persons shall not have any fiduciary duty or other duty to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as the Corporation or any of its subsidiaries. To the fullest extent permitted by applicable law, the Corporation, on behalf of itself and its subsidiaries, renounces any interest or expectancy of the Corporation and its subsidiaries in, or in being offered an opportunity to participate in, business opportunities that are from time to time available or presented to the Exempted Persons, even if the opportunity is in the line of business of the Corporation or its subsidiaries or is otherwise one that the Corporation or its subsidiaries might reasonably be deemed to have pursued or had the ability or desire to pursue if granted the opportunity to do so, and each such Exempted Person shall have no duty to communicate or offer such business opportunity to the Corporation (and there shall be no restriction on the Exempted Persons using the general knowledge and understanding of the Corporation and the industry in which it operates which it has gained as an Exempted Person in considering and pursuing such opportunities or in making investment, voting, monitoring, governance or other decisions relating to other entities or securities) and, to the fullest extent permitted by applicable law, shall not be liable to the Corporation or any of its subsidiaries or, to the extent applicable, any of its or their stockholders for breach of any fiduciary or other duty, as a director or officer or otherwise, by reason of the fact that such Exempted Person pursues or acquires such business opportunity, directs such business opportunity to another person or fails to present such business opportunity, or information regarding such business opportunity, to the Corporation or its subsidiaries, or uses such knowledge and understanding in the manner described herein.
(c) Certain Matters Deemed Not Corporate Opportunities. In addition to and notwithstanding the foregoing provisions of this Article X, a corporate opportunity shall not be deemed to belong to the Corporation if it is a business opportunity that the Corporation is not financially able or contractually permitted or legally able to undertake, or that is, from its nature, not in the line of the Corporation’s business or is of no practical advantage to it or that is one in which the Corporation has no interest or reasonable expectancy.
(d) Amendment of this Article. No amendment or repeal of this Article X in accordance with the provisions of paragraph (b) of Article VIII shall apply to or have any effect on the liability or alleged liability of any Exempted Person for or with respect to any activities or opportunities of which such Exempted Person becomes aware prior to such amendment or repeal. This Article X shall not limit any protections or defenses available to, or indemnification or advancement rights of, any director or officer of the Corporation under this Second Amended and Restated Certificate of Incorporation, the Corporation’s bylaws or applicable law.
ARTICLE XI – EXCLUSIVE JURISDICTION FOR CERTAIN ACTIONS
(a) Exclusive Forum. Unless the Board of Directors or one of its committees otherwise approves, in accordance with Section 141 of the DGCL, this Second Amended and Restated Certificate of Incorporation and the bylaws of the Corporation, to the selection of an alternate forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery of the State of Delaware does not have jurisdiction, the Superior Court of the State of Delaware, or, if the Superior Court of the State of Delaware also does not have jurisdiction, the United States District Court for the District of Delaware) shall, to the fullest extent permitted by applicable law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation arising pursuant to any provision of the DGCL or this Second Amended and Restated Certificate of Incorporation or bylaws of the Corporation, (iv) any action to interpret, apply, enforce or determine the validity of this Second Amended and Restated Certificate of Incorporation or the bylaws of the Corporation or (v) any action asserting a claim against the Corporation governed by the internal affairs doctrine (each, a “Covered Proceeding”); provided that, the provisions of this Article XI(a) will not apply to suits brought to enforce any liability or duty created by the Securities Exchange Act of 1934, as amended, or any other claim for which the federal courts have exclusive jurisdiction; and provided further that, if and only if the Court of Chancery of the State of Delaware dismisses any such action for lack of subject matter jurisdiction, such action may be brought in another state or federal court sitting in the State of Delaware.
(b) Personal Jurisdiction. If any action the subject matter of which is a Covered Proceeding is filed in a court other than the Court of Chancery of the State of Delaware, or, where permitted in accordance with paragraph (a) above, the Superior Court of the State of Delaware or the United States District Court for the District of Delaware, (each, a “Foreign Action”) in the name of any person or entity (a “Claiming Party”) without the prior approval of the Board of Directors or one of its committees in the manner described in paragraph (a) above, such Claiming Party shall be deemed to have consented to (i) the personal jurisdiction of the Court of Chancery of the State of Delaware, or, where applicable, the Superior Court of the State of Delaware and the United States District Court for the District of Delaware, in connection with any action brought in any such courts to enforce paragraph (a) above (an “Enforcement Action”) and (ii) having service of process made upon such Claiming Party in any such Enforcement Action by service upon such Claiming Party’s counsel in the Foreign Action as agent for such Claiming Party.
(c) Federal Forum. Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended.
(d) Notice and Consent. Any person or entity purchasing or otherwise acquiring any interest in any security of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XI and waived any defense of personal jurisdiction and argument relating to the inconvenience of the forums referenced above in connection with any Covered Proceeding.

ARTICLE XII – SEVERABILITY
If any provision or provisions of this Second Amended and Restated Certificate of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (i) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Second Amended and Restated Certificate of Incorporation (including, without limitation, each portion of any paragraph of this Second Amended and Restated Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (ii) to the fullest extent possible, the provisions of this Second Amended and Restated Certificate of Incorporation (including, without limitation, each such portion of any paragraph of this Second Amended and Restated Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the Corporation to the fullest extent permitted by law.
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IN WITNESS WHEREOF, the undersigned has caused this Second Amended and Restated Certificate of Incorporation to be executed by the officer below this [•] day of [•], [•].
THE DUCKHORN PORTFOLIO, INC.

By:
Name:Deirdre Mahlan
Title: Interim President, Chief Executive Officer and Chairperson

Annex C
FINAL FORM
SECOND AMENDED AND RESTATED BYLAWS

OF

THE DUCKHORN PORTFOLIO, INC.
SECTION 1 - STOCKHOLDERS
Section 1.1. Annual Meeting.
An annual meeting of the stockholders of The Duckhorn Portfolio, Inc., a Delaware corporation (the “Corporation”), for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting shall be held at the place, if any, within or without the State of Delaware, on the date and at the time that the Board of Directors of the Corporation (the “Board of Directors”) shall each year fix. Unless stated otherwise in the notice of the annual meeting of the stockholders of the Corporation, such annual meeting shall be at the principal office of the Corporation. The Board of Directors may, in its sole discretion, determine that any meeting of the stockholders shall not be held at any place, but may instead be held solely by means of remote communication in the manner authorized by Section 211 of the General Corporation Law of the State of Delaware (the “DGCL”).
Section 1.2. Advance Notice of Nominations and Proposals of Business.
(a) Nominations of persons for election to the Board of Directors and proposals for other business to be transacted by the stockholders at an annual meeting of stockholders may be made (i) pursuant to the Corporation’s notice with respect to such meeting (or any supplement thereto), (ii) by or at the direction of the Board of Directors or any committee thereof or (iii) by any stockholder of record of the Corporation who (A) was a stockholder of record at the time of the giving of the notice contemplated in Section 1.2(b), (B) is entitled to vote at such meeting and (C) has complied with the notice procedures set forth in this Section 1.2. Subject to Section 1.2(i) and except as otherwise required by law, clause (iii) of this Section 1.2(a) shall be the exclusive means for a stockholder to make nominations or propose other business (other than nominations and proposals properly brought pursuant to applicable provisions of federal law, including the Securities Exchange Act of 1934 (as amended from time to time, the “Act”) and the rules and regulations of the Securities and Exchange Commission thereunder) before an annual meeting of stockholders.
(b) Except as otherwise required by law, for nominations or proposals to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of Section 1.2(a), (i) the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation with the information contemplated by Section 1.2(c) including, where applicable, delivery to the Corporation of timely and completed questionnaires as contemplated by Section 1.2(c), and (ii) the business must be a proper matter for stockholder action under the DGCL. The notice requirements of this Section 1.2 shall be deemed satisfied by a stockholder with respect to business other than a nomination if the stockholder has notified the Corporation of his, her or its intention to present a proposal at an annual meeting in compliance with applicable rules and regulations promulgated under the Act and such stockholder’s proposal has been included in a proxy statement prepared by the Corporation to solicit proxies for such annual meeting.
(c) To be timely for purposes of Section 1.2(b), a stockholder’s notice must be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation on a date (i) not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the anniversary date of the prior year’s annual meeting or (ii) if there was no annual meeting in the prior year or if the date of the current year’s annual meeting is more than 30 days before or after the anniversary date of the prior year’s annual meeting, on or before 10 days after the day on which the date of the current year’s annual meeting is first disclosed in a public announcement. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the delivery of such notice. Such notice from a stockholder must state (i) as to each nominee that the stockholder proposes for election or reelection as a director, (A) all information relating to such nominee that would be required to be disclosed in solicitations of proxies for the election of such nominee as a director pursuant to Regulation 14A under the Act and such nominee’s written consent to serve as a director if elected, and (B) a description of all direct and indirect compensation and other material monetary arrangements, agreements or understandings during the past three years, and any other material relationship, if any, between or concerning such stockholder, any Stockholder Associated Person (as defined below) or any of their respective affiliates or associates, on the one hand, and the proposed nominee or any of his or her affiliates or associates, on the other hand; (ii) as to each proposal that the stockholder seeks to bring before the meeting, a brief description of such proposal, the reasons for making the proposal at the meeting, the text of the proposal (including the text of any resolutions proposed for consideration and in the event that it includes a proposal to amend the bylaws of the Corporation, the language of the proposed amendment) and any material interest that the stockholder has in the proposal; and (iii) (A) the name and address of the stockholder giving the notice and the Stockholder Associated Persons, if any, on whose behalf the nomination or proposal is made, (B) the class (and, if applicable, series) and number of shares of stock of the Corporation that are, directly or indirectly, owned beneficially or of record by the stockholder or any Stockholder Associated Person, (C) any option, warrant, convertible security, stock appreciation right or similar instrument, right, agreement, arrangement or understanding with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class (or, if applicable, series) of shares of stock of the Corporation or with a value derived in whole or in part from the value of any class (or, if applicable, series) of shares of stock of the Corporation, whether or not such instrument, right, agreement, arrangement or understanding shall be subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise, and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of stock of the Corporation of the stockholder or any Stockholder Associated Person (each, a “Derivative Instrument”) directly or indirectly owned beneficially or of record by such stockholder or any Stockholder Associated Person, (D) any proxy, contract, arrangement, understanding or relationship pursuant to which such stockholder or any Stockholder Associated Person has a right to vote any securities of the Corporation, (E) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder or any Stockholder Associated Person is a general partner or beneficially owns, directly or indirectly, an interest in a general partner, (F) any performance-related fees (other than an asset-based fee) that such stockholder or any Stockholder Associated Person is entitled to based on any increase or decrease in the value of the shares of stock of the Corporation or Derivative Instruments, (G) any other information relating to such stockholder or any Stockholder Associated Person, if any, required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in an election contest pursuant to and in accordance with Section 14(a) of the Act and the rules and regulations of the Securities and Exchange Commission thereunder, (H) a representation that the stockholder is a holder of record of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination and has complied with the provisions of this Section 1.2(c), (I) a certification as to whether or not the stockholder and all Stockholder Associated Persons, have complied with all applicable federal, state and other legal requirements in connection with the stockholder’s and each Stockholder Associated Person’s acquisition of shares of capital stock or other securities of the Corporation and the stockholder’s and each Stockholder Associated Person’s acts or omissions as a stockholder (or beneficial owner of securities) of the Corporation, and (J) whether the stockholder intends to deliver a proxy statement and form of proxy to holders of, in the case of a proposal, at least the percentage of the Corporation’s voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the Corporation’s voting shares reasonably believed by such stockholder to be sufficient to elect such nominee or nominees or otherwise to solicit proxies or votes from stockholders in support of such proposal or nomination. For purposes of these bylaws, a “Stockholder Associated Person” of any stockholder means (i) any “affiliate” or “associate” (as those terms are defined in Rule 12b-2 under the Act) of such stockholder, (ii) any beneficial owner of any capital stock or other securities of the Corporation owned of record or beneficially by such stockholder, (iii) any person directly or indirectly controlling, controlled by or under common control with any such Stockholder Associated Person referred to in clause (i) or (ii) above, and (iv) any person acting in concert in respect of any matter involving the Corporation or its securities with either such stockholder or any beneficial owner of any capital stock or other securities of the Corporation owned of record or beneficially by such stockholder. In addition, in order for a nomination to be properly brought before an annual or special meeting by a stockholder pursuant to clause (iii) of Section 1.2(a), any nominee proposed by a stockholder shall complete a questionnaire, in a form provided by the Corporation, and deliver a signed copy of such completed questionnaire to the Corporation within 10 days of the date that the Corporation makes available to the stockholder seeking to make such nomination or such nominee the form of such questionnaire. The Corporation may require any proposed nominee to furnish such other information as may be reasonably requested by the Corporation to determine the eligibility of the proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of the nominee. The information required to be included in a notice pursuant to this Section 1.2(c) shall be provided as of the date of such notice and shall be supplemented by the stockholder not later than 10 days after the record date for the determination of stockholders entitled to notice of the meeting to disclose any changes to such information as of the record date. The information required to be included in a notice pursuant to this Section 1.2(c) shall not include any ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is directed to prepare and submit the notice required by this Section 1.2(c) on behalf of a beneficial owner of the shares held of record by such broker, dealer, commercial bank, trust company or other nominee and who is not otherwise affiliated or associated with such beneficial owner.
(d) Subject to the certificate of incorporation of the Corporation (as amended and restated from time to time, the “Certificate of Incorporation”), Section 1.2(i) and applicable law, only persons nominated in accordance with procedures stated in this Section 1.2 shall be eligible for election as and to serve as members of the Board of Directors and the only business that shall be conducted at an annual meeting of stockholders is the business that has been brought before the meeting in accordance with the procedures set forth in this Section 1.2. The chairperson of the meeting shall have the power and the duty to determine whether a nomination or any proposal has been made according to the procedures stated in this Section 1.2 and, if any nomination or proposal does not comply with this Section 1.2, unless otherwise required by law, the nomination or proposal shall be disregarded.
(e) For purposes of this Section 1.2, “public announcement” means disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable news service or in a document publicly filed or furnished by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Act.
(f) Notwithstanding the foregoing provisions of this Section 1.2, a stockholder shall also comply with all applicable requirements of the Act and the rules and regulations thereunder with respect to matters set forth in this Section 1.2. Nothing in this Section 1.2 shall affect any rights, if any, of stockholders to request inclusion of nominations or proposals in the Corporation’s proxy statement pursuant to applicable provisions of federal law, including the Act.
(g) Notwithstanding the foregoing provisions of this Section 1.2, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or proposed business or does not provide the information required by Section 1.2(c), including any required supplement thereto, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 1.2, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.
(h) Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (1) by or at the direction of the Board of Directors or any committee thereof or (2) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 1.2 is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting upon such election and who complies with the notice procedures set forth in this Section 1.2. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by paragraph (b) of this Section 1.2 shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.
(i) All provisions of this Section 1.2 are subject to, and nothing in this Section 1.2 shall in any way limit the exercise, or the method or timing of the exercise of, the rights of any person granted by the Corporation to nominate directors, including such rights granted by the terms of the Stockholders Agreement (as amended and restated from time to time, the “Stockholders Agreement”), dated as of March 17, 2021, by and among the Corporation and the other signatories thereto (so long as such agreement remains in effect), which rights may be exercised without compliance with the provisions of this Section 1.2.
Section 1.3. Special Meetings; Notice.
Special meetings of the stockholders of the Corporation may be called only to the extent and in the manner set forth in the Certificate of Incorporation. Notice of every special meeting of the stockholders of the Corporation shall state the purpose or purposes of such meeting. Except as otherwise required by law, the business conducted at a special meeting of stockholders of the Corporation shall be limited exclusively to the business set forth in the Corporation’s notice of meeting, and the individual or group calling such meeting shall have exclusive authority to determine the business included in such notice.
Section 1.4. Notice of Meetings.
Notice of the place, if any, date and time of all meetings of stockholders of the Corporation, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting) and the means of remote communications, if any, by which stockholders and proxy holders may be deemed present and vote at such meeting, and, in the case of all special meetings of stockholders, the purpose or purposes of the meeting, shall be given, not less than 10 nor more than 60 days before the date on which such meeting is to be held (unless a different time is specified by law), to each stockholder entitled to notice of the meeting.
The Corporation may postpone or cancel any previously called annual or special meeting of stockholders of the Corporation by making a public announcement (as defined in Section 1.2(e)) of such postponement or cancellation prior to the meeting. When a previously called annual or special meeting is postponed to another time, date or place, if any, notice of the place (if any), date and time of the postponed meeting, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting) and the means of remote communications, if any, by which stockholders and proxy holders may be deemed present and vote at such postponed meeting, shall be given in conformity with this Section 1.4 unless such meeting is postponed to a date that is not more than 60 days after the date that the initial notice of the meeting was provided in conformity with this Section 1.4.
When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place, if any, thereof and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken; provided, however, that if the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting, or if after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting the Board of

Directors shall fix a new record date for notice of such adjourned meeting in conformity herewith and such notice shall be given to each stockholder of record entitled to vote at such adjourned meeting as of the record date for notice of such adjourned meeting. At any adjourned meeting, any business may be transacted that may have been transacted at the original meeting.
Section 1.5. Quorum.
At any meeting of the stockholders, the holders of shares of stock of the Corporation entitled to cast a majority of the total votes entitled to be cast by the holders of all outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (“Voting Stock”), present in person or by proxy, shall constitute a quorum for all purposes, unless or except to the extent that the presence of a larger number is required by applicable law or the Certificate of Incorporation. If a separate vote by one or more classes or series is required, the holders of shares entitled to cast a majority of the total votes entitled to be cast by the holders of the shares of the class or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter. A quorum, once established, shall not be broken by the subsequent withdrawal of enough votes to leave less than a quorum.
If a quorum shall fail to attend any meeting, the chairperson of the meeting may adjourn the meeting to another place, if any, date and time. At any such adjourned meeting at which there is a quorum, any business may be transacted that might have been transacted at the meeting originally called.
Section 1.6. Organization.
The chairperson of the Board of Directors or, in his or her absence, the person whom the Board of Directors designates or, in the absence of that person or the failure of the Board of Directors to designate a person, the President of the Corporation or, in his or her absence, the person chosen by the holders of a majority of the shares of capital stock entitled to vote who are present, in person or by proxy, shall call to order any meeting of the stockholders of the Corporation and act as chairperson of the meeting. In the absence of the Secretary or any Assistant Secretary of the Corporation, the secretary of the meeting shall be the person the chairperson appoints.
Section 1.7. Conduct of Business.
The chairperson of any meeting of stockholders of the Corporation shall determine the order of business and the rules of procedure for the conduct of such meeting, including the manner of voting and the conduct of discussion as he or she determines to be in order. The chairperson shall have the power to adjourn the meeting to another place, if any, date and time. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairperson of the meeting shall have the right and authority to convene and (for any or no reason) to adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairperson, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairperson of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the chairperson of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. The chairperson of the meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall, if the facts warrant, determine and declare to the meeting that a nomination or matter of business was not properly brought before the meeting and if such chairperson should so determine, such chairperson shall so declare to the meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board of Directors or the chairperson of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.
Section 1.8. Proxies; Inspectors.
(a) At any meeting of the stockholders, every stockholder entitled to vote may vote in person or by proxy authorized by an instrument in writing or by a transmission permitted by applicable law, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary of the Corporation a revocation of the proxy or a new proxy bearing a later date.
(b) Prior to a meeting of the stockholders of the Corporation, the Corporation shall appoint one or more inspectors, who may be employees of the Corporation, to act at a meeting of stockholders of the Corporation and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting may, and to the extent required by applicable law, shall, appoint one or more inspectors to act at the meeting. Each inspector, before beginning the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of inspectors. The inspectors shall have the duties prescribed by applicable law. Unless otherwise provided by the Board of Directors, the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting. No ballot, proxies, votes or any revocation thereof or change thereto shall be accepted by the inspectors after the closing of the polls unless the Court of Chancery of the State of Delaware upon application by a stockholder shall determine otherwise. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for office at an election may serve as an inspector at such election.
Section 1.9. Voting.
Except as otherwise required by the rules or regulations of any stock exchange applicable to the Corporation or pursuant to any law or regulation applicable to the Corporation or its securities or by the Certificate of Incorporation or these bylaws, all matters other than the election of directors shall be determined by a majority of the votes cast on the matter affirmatively or negatively. All elections of directors shall be determined by a plurality of the votes cast.
Section 1.10. Stock List.
A complete list of stockholders of the Corporation entitled to vote at any meeting of stockholders of the Corporation, arranged in alphabetical order for each class of stock and showing the address of each such stockholder and the number of shares registered in the name of such stockholder, shall be open to the examination of any such stockholder, for any purpose germane to a meeting of the stockholders of the Corporation, for a period of at least ten (10) days before the meeting (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting or (ii) during ordinary business hours at the principal place of business of the Corporation; provided, however, if the record date for determining the stockholders entitled to vote is less than ten (10) days before the meeting date, the list shall reflect the stockholders entitled to vote as of the tenth (10th) day before such meeting date. If the meeting is to be held at a place, then a list of stockholders entitled to vote at the meeting shall be produced and kept at the time and place of the meeting during the whole time thereof and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.
Except as otherwise provided by law, the stock ledger shall be the sole evidence of the identity of the stockholders entitled to vote at a meeting and the number of shares held by each stockholder.
SECTION 2 - BOARD OF DIRECTORS
Section 2.1. General Powers and Qualifications of Directors.
The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authorities these bylaws expressly confer upon them, the Board of

Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by the DGCL or by the Certificate of Incorporation or by these bylaws required to be exercised or done by the stockholders. Directors need not be stockholders of the Corporation to be qualified for election or service as a director of the Corporation.
Section 2.2. Removal; Resignation.
The directors of the Corporation may be removed in accordance with the Certificate of Incorporation and the DGCL. Any director may resign at any time upon notice given in writing, including by electronic transmission, to the Corporation.
Section 2.3. Regular Meetings.
Regular meetings of the Board of Directors shall be held at the place (if any), on the date and at the time as shall have been established by the Board of Directors and publicized among all directors. A notice of a regular meeting, the date of which has been so publicized, shall not be required.
Section 2.4. Special Meetings.
Special meetings of the Board of Directors may be called by (i) the chairperson of the Board of Directors, (ii) the Chief Executive Officer of the Corporation, (iii) two or more directors then in office, (iv) by any director nominated or designated for nomination by Brown-Forman Corporation and its successors and Affiliates (collectively, the “BF Entities”), if the Board of Directors then includes a director nominated or designated for nomination by any BF Entity and (v) by any director nominated or designated for nomination by investment funds affiliated with TSG Consumer Partners LLC and their respective successors and Affiliates (collectively, the “TSG Entities”), if the Board of Directors then includes a director nominated or designated for nomination by any TSG Entity and such special meeting shall be held at the place, if any, on the date and at the time as he, she or they shall fix. Notice of the place, if any, date and time of each special meeting shall be given to each director either (a) by mailing written notice thereof not less than five days before the meeting, or (b) by telephone, facsimile or other means of electronic transmission providing notice thereof not less than twenty-four hours before the meeting. Any and all business may be transacted at a special meeting of the Board of Directors. “Affiliate” means, with respect to any Person, any other Person that controls, is controlled by, or is under common control with such Person; the term “control,” as used in this definition, means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and “controlled” and “controlling” have meanings correlative to the foregoing. “Person” means an individual, any general partnership, limited partnership, limited liability company, corporation, trust, business trust, joint stock company, joint venture, unincorporated association, cooperative or association or any other legal entity or organization of whatever nature, and shall include any successor (by merger or otherwise) of such entity. For the purpose of these bylaws, “beneficial ownership” shall be determined in accordance with Rule 13d-3 promulgated under the Act.
Section 2.5. Quorum.
At any meeting of the Board of Directors, a majority of the total number of directors then in office shall constitute a quorum for all purposes; provided that (a) for so long as the BF Entities have a contractual right under the Stockholders Agreement to designate for nomination at least two (2) directors of the Corporation, unless such right shall have been waived by the BF Entities, a quorum of the Board of Directors shall require at least one (1) director designated by the BF Entities be present (other than attendance for the sole purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened), and (b) for so long as the TSG Entities have a contractual right under the Stockholders Agreement to designate for nomination at least two (2) directors of the Corporation, unless such right shall have been waived by the TSG Entities, a quorum of the Board of Directors shall require at least one (1) director designated by the TSG Entities be present (other than attendance for the sole purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened), and (c) for an action of the Board of Directors taken at a meeting to be valid, directors that constitute a quorum must be present (as described in Section 2.6 below) at the time that the vote on such action is taken. For the avoidance of doubt, if directors that constitute a quorum are not present (as described in Section 2.6 below) at the time that the vote on any action is taken, a quorum shall not be constituted with respect to such action, and any vote taken with respect to such action shall not be a valid action of the Board of Directors, notwithstanding that a quorum of the Board of Directors may have been present at the commencement of such meeting; provided further, however, that if a meeting of the Board of Directors called in accordance with these bylaws fails to achieve a quorum solely due to the absence of any director designated by the BF Entities or any director designated by the TSG Entities, then any director or officer of the Corporation may send a new notice of meeting of the Board of Directors, notwithstanding the timing requirements provided for in the second sentence of Section 2.4, not less than three (3) business days before the first successive meeting at which only the topics noticed in the adjourned meeting will be covered in accordance with these bylaws, and at such succeeding meeting of the Board of Directors if a quorum is failed to be achieved again solely due to the absence of any director designated by the BF Entities or any director designated by the TSG Entities, as the case may be, as at the first successive meeting, then any director or officer of the Corporation may send a new notice of meeting of the Board of Directors, notwithstanding the timing requirements provided for in the second sentence of Section 2.4, not less than three (3) business days before the second successive meeting at which only the topics noticed in the adjourned meeting will be covered in accordance with these bylaws and a quorum at such second successive meeting shall be a majority of the total number of directors then in office and shall not specifically require the presence of a director designated by the BF Entities or a director designated by the TSG Entities, as the case may be. If a quorum shall fail to attend any meeting, a majority of those present may adjourn the meeting to another place, if any, date or time, without further notice or waiver thereof.
Section 2.6. Participation in Meetings by Conference Telephone or Other Communications Equipment.
Members of the Board of Directors, or of any committee thereof, may participate in a meeting of the Board of Directors or committee thereof by means of conference telephone or other communications equipment by means of which all directors participating in the meeting can hear each other director, and such participation shall constitute presence in person at the meeting.
Section 2.7. Conduct of Business.
At any meeting of the Board of Directors, business shall be transacted in the order and manner that the Board of Directors may from time to time determine, and all matters shall be determined by the vote of a majority of the directors present, provided a quorum is present at the time such matter is acted upon, except as otherwise provided in the Certificate of Incorporation or these bylaws or required by applicable law. The Board of Directors or any committee thereof may take action without a meeting if all members thereof consent thereto in writing or by electronic transmission, and the writing or writings, or electronic transmission or electronic transmissions, are filed with the minutes of proceedings of the Board of Directors or any committee thereof. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.
Section 2.8. Compensation of Directors.
The Board of Directors shall be authorized to fix the compensation of directors. The directors of the Corporation shall be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be reimbursed a fixed sum for attendance at each meeting of the Board of Directors, paid an annual retainer or paid other compensation, including equity compensation, as the Board of Directors determines. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of committees shall have their expenses, if any, of attendance of each meeting of such committee reimbursed and may be paid compensation for attending committee meetings or being a member of a committee.
SECTION 3 - COMMITTEES
The Board of Directors may designate committees of the Board of Directors, with such lawfully delegable powers and duties as it thereby confers, to serve at the pleasure of the Board of Directors and shall, for those committees, appoint a director or directors to serve as the member or members, designating, if it desires, other directors as alternate members who may replace any absent or disqualified member at any meeting of such committee. In the absence or disqualification of any member of any committee and any alternate member in his or her place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may by unanimous vote appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member. All provisions of this

Section 3.1 are subject to, and nothing in this Section 3.1 shall in any way limit the exercise, or method or timing of the exercise of, the rights of any person granted by the Corporation with respect to the existence, duties, composition or conduct of any committee of the Board of Directors, including those rights granted pursuant to the Stockholders Agreement.
SECTION 4 - OFFICERS
Section 4.1. Generally.
The officers of the Corporation shall consist of a Chief Executive Officer, President, one or more Vice Presidents, a Secretary, one or more Assistant Secretaries, a Treasurer, one or more Assistant Treasurers, a Chief Financial Officer and other officers as may from time to time be appointed by the Board of Directors. Each officer shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any number of offices may be held by the same person. The compensation of officers appointed by the Board of Directors shall be determined from time to time by the Board of Directors or a committee thereof or by the officers as may be designated by resolution of the Board of Directors.
Section 4.2. President.
Unless otherwise determined by the Board of Directors, the President shall be the Chief Executive Officer of the Corporation. Subject to the provisions of these bylaws and to the direction of the Board of Directors, he or she shall have the responsibility for the general management and control of the business and affairs of the Corporation and shall perform all duties and have all powers that are commonly incident to the office of chief executive or which are delegated to him or her by the Board of Directors. He or she shall have the power to sign all stock certificates, contracts and other instruments of the Corporation that are authorized and shall have general supervision and direction of all of the other officers, employees and agents of the Corporation.
Section 4.3. Vice President.
Each Vice President shall have the powers and duties delegated to him or her by the Board of Directors or the President. One Vice President may be designated by the Board of Directors to perform the duties and exercise the powers of the President in the event of the President’s absence or disability.
Section 4.4. Secretary and Assistant Secretaries.
The Secretary shall issue all authorized notices for, and shall keep minutes of, all meetings of the stockholders and the Board of Directors. He or she shall have charge of the corporate books and shall perform other duties as the Board of Directors may from time to time prescribe.
Any Assistant Secretary shall perform such duties and possess such powers as the Board of Directors, the Chief Executive Officer or the Secretary may from time to time prescribe. In the event of the absence, inability or refusal to act of the Secretary, the Assistant Secretary, (or if there shall be more than one, the Assistant Secretaries in the order determined by the Board of Directors) shall perform the duties and exercise the powers of the Secretary.
Section 4.5. Chief Financial Officer, Treasurer and Assistant Treasurers.
The Chief Financial Officer shall keep or cause to be kept the books of account of the Corporation in a thorough and proper manner and shall render statements of the financial affairs of the Corporation in such form and as often as required by the Board of Directors or the President. The Chief Financial Officer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the Corporation. The Chief Financial Officer shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time. The President may direct the Treasurer or any Assistant Treasurer to assume and perform the duties of the Chief Financial Officer in the absence or disability of the Chief Financial Officer, and each Treasurer and Assistant Treasurer shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.
Section 4.6. Delegation of Authority.
The Board of Directors may from time to time delegate the powers or duties of any officer to any other officer or agent, notwithstanding any provision hereof.

Section 4.7. Removal.
The Board of Directors may remove any officer of the Corporation at any time, with or without cause.
Section 4.8. Action with Respect to Securities of Other Companies.
Unless otherwise directed by the Board of Directors, the President, or any officer of the Corporation authorized by the President, shall have power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of stockholders or equityholders of, or with respect to any action of, stockholders or equityholders of any other entity in which the Corporation may hold securities and otherwise to exercise any and all rights and powers which the Corporation may possess by reason of its ownership of securities in such other entity.
SECTION 5 - STOCK
Section 5.1. Certificates of Stock.
Shares of the capital stock of the Corporation may be certificated or uncertificated, as provided in the DGCL. Stock certificates shall be signed by, or in the name of the Corporation by, (i) the chairperson of the Board (if any), the President or a Vice President, and (ii) the Secretary or an Assistant Secretary, or the Treasurer or an Assistant Treasurer, or the Chief Financial Officer, certifying the number of shares owned by such stockholder. Any signatures on a certificate may be by facsimile. Although any officer, transfer agent or registrar whose manual or facsimile signature is affixed to such a certificate ceases to be such officer, transfer agent or registrar before such certificate has been issued, it may nevertheless be issued by the Corporation with the same effect as if such officer, transfer agent or registrar were still such at the date of its issue.
Section 5.2. Transfers of Stock.
Transfers of stock shall be made only upon the transfer books of the Corporation kept at an office of the Corporation (within or without the State of Delaware) or by transfer agents designated to transfer shares of the stock of the Corporation.
Section 5.3. Lost, Stolen or Destroyed Certificates.
In the event of the loss, theft or destruction of any certificate of stock, another may be issued in its place pursuant to regulations as the Board of Directors may establish concerning proof of the loss, theft or destruction and concerning the giving of a satisfactory bond or indemnity, if deemed appropriate.
Section 5.4. Regulations.
The issue, transfer, conversion and registration of certificates of stock of the Corporation shall be governed by other regulations as the Board of Directors may establish.
Section 5.5. Record Date.
(a) In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall, unless otherwise required by law, not be more than 60 nor less than 10 days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day preceding the day on which notice is given, or, if notice is waived, at the close of business on the day preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any postponement or adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for determination of stockholders entitled to vote at the postponed or adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such postponed or adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the postponed or adjourned meeting.

(b) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which shall not be more than 60 days prior to such other action. If no such record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.
SECTION 6 - INDEMNIFICATION AND ADVANCEMENT OF EXPENSES
Section 6.1. Indemnification.
The Corporation shall indemnify, defend and hold harmless, to the fullest extent permitted by the DGCL as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), any person who was or is made, or is threatened to be made, a party or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director of the Corporation or an officer of the Corporation elected by the Board of Directors in a duly adopted resolution of the Board of Directors (each, an “Officer”) or, while a director of the Corporation or an Officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, member, trustee or agent of another corporation or of a partnership, joint venture, trust, nonprofit entity or other enterprise (including service with respect to employee benefit plans) (any such entity, an “Other Entity”) (each such person, an “Indemnitee”), against all expense, liability and loss suffered (including, but not limited to, expenses (including attorneys’ fees and expenses), judgments, fines, ERISA excise tax and penalties and amounts paid in settlement actually and reasonably incurred by such Indemnitee in connection with such Proceeding) by such Indemnitee in connection therewith. Notwithstanding the preceding sentence, the Corporation shall be required to indemnify an Indemnitee in connection with a Proceeding (or part thereof) commenced by such Indemnitee only if the commencement of such Proceeding (or part thereof) by the Indemnitee was authorized by the Board of Directors or the Proceeding (or part thereof) relates to the enforcement of the Corporation’s obligations under this Section 6.1.
Section 6.2. Advancement of Expenses.
The Corporation shall to the fullest extent not prohibited by applicable law pay, on an as-incurred basis, all expenses (including attorneys’ fees and expenses) actually and reasonably incurred by an Indemnitee in defending any proceeding, which may be indemnifiable pursuant to this Section 6, in advance of its final disposition. Such advancement shall be unconditional, unsecured and interest free and shall be made without regard to Indemnitee’s ability to repay any expenses advanced; provided, however, that, to the extent required by the DGCL, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an unsecured undertaking by the Indemnitee to repay all amounts advanced if it should be ultimately determined that the Indemnitee is not entitled to be indemnified under this Section 6 or otherwise.
Section 6.3. Claims.
If a claim for indemnification (following the final disposition of such proceeding) or advancement of expenses under this Section 6 is not paid in full within sixty (60) days after a written claim therefor by the Indemnitee has been received by the Corporation, the Indemnitee may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim to the fullest extent permitted by law. In any such action the Corporation shall have the burden of proving that the Indemnitee is not entitled to the requested indemnification or advancement of expenses under applicable law.
Section 6.4. Insurance.
The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, trustee, employee, member or agent of the Corporation, or was serving at the request of the Corporation as a director, officer, trustee, employee, member or agent of an Other Entity, against any liability asserted against the person and incurred by the person in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power or the obligation to indemnify such person against such liability under the provisions of this Section 6 or the DGCL.

Section 6.5. Non-Exclusivity of Rights; Other Indemnification.
The rights conferred on any Indemnitee by this Section 6 are not exclusive of other rights arising under any bylaw, agreement, vote of directors or stockholders or otherwise, and shall inure to the benefit of the heirs and legal representatives of such Indemnitee. This Section 6 shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to Indemnitees or persons other than Indemnitees when and as authorized by appropriate corporate action, including by separate agreement with the Corporation.
Section 6.6. Amounts Received from an Other Entity.
Subject to any written agreement between the Indemnitee and the Corporation to the contrary, the Corporation’s obligation, if any, to indemnify or to advance expenses to any Indemnitee who was or is serving at the Corporation’s request as a director, officer, employee, member, trustee or agent of an Other Entity shall be reduced by any amount such Indemnitee may collect as indemnification or advancement of expenses from such Other Entity.
Section 6.7. Amendment or Repeal.
The provisions of this Section 6 shall constitute a contract between the Corporation, on the one hand, and, on the other hand, each individual who serves or has served as an Indemnitee (whether before or after the adoption of these bylaws), in consideration of such person’s performance of such services, and pursuant to this Section 6, the Corporation intends to be legally bound to each such current or former Indemnitee. With respect to current and former Indemnitees, the rights conferred under this Section 6 are present contractual rights and such rights are fully vested, and shall be deemed to have vested fully, immediately upon adoption of these bylaws. With respect to any Indemnitee who commences service following adoption of these bylaws, the rights conferred under this Section 6 shall be present contractual rights, and such rights shall fully vest, and be deemed to have vested fully, immediately upon such Indemnitee’s service in the capacity which is subject to the benefits of this Section 6. Any right to indemnification or to advancement of expenses of any Indemnitee arising hereunder shall not be eliminated or impaired by an amendment to or repeal of this Section 6 after the occurrence of the act or omission that is the subject of the civil, criminal, administrative or investigative action, suit, proceeding or other matter for which indemnification or advancement of expenses is sought.
Section 6.8. Reliance.
Indemnitees who after the date of the adoption of this Section 6 become or remain an Indemnitee described in Section 6.1 will be conclusively presumed to have relied on the rights to indemnity, advancement of expenses and other rights contained in this Section 6 in entering into or continuing the service. The rights to indemnification and to the advancement of expenses conferred in this Section 6 will apply to claims made against any Indemnitee described in Section 6.1 arising out of acts or omissions that occurred or occur either before or after the adoption of this Section 6 in respect of service as a director or officer of the corporation or other service described in Section 6.1.
Section 6.9. Successful Defense.
In the event that any proceeding to which an Indemnitee is a party is resolved in any manner other than by adverse judgment against the Indemnitee (including settlement of such proceeding with or without payment of money or other consideration) it shall be presumed that the Indemnitee has been successful on the merits or otherwise in such proceeding for purposes of Section 145(c) of the DGCL. Anyone seeking to overcome this presumption shall have the burden of proof and the burden of persuasion by clear and convincing evidence.
Section 6.10. Merger or Consolidation.
For purposes of this Section 6, references to the “Corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this Section 6 with respect to the resulting or surviving corporation as he or she would have with respect to such constituent corporation if its separate existence had continued.

Section 6.11. Continuation of Indemnification.
The rights to indemnification and to advancement of expenses provided by, or granted pursuant to, this Section 6 shall continue notwithstanding that the person has ceased to be an Indemnitee and shall inure to the benefit of his or her estate, heirs, executors, administrators, legatees and distributees; provided, however, that the Corporation shall indemnify any such person seeking indemnity in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.
Section 6.12. Indemnification Contracts.
The Board of Directors is authorized to cause the Corporation to enter into indemnification contracts with any director, officer, employee or agent of the Corporation, or any person serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including employee benefit plans, providing indemnification rights to such person. Such rights may be greater than those provided in this Section 6.
Section 6.13. Savings Clause.
If this Section 6 or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify and advance expenses to each person entitled to indemnification under Section 6.1 to the fullest extent permitted by any applicable portion of this Section 6 that shall not have been invalidated and to the fullest extent permitted by applicable law.
SECTION 7 - NOTICES
Section 7.1. Notices.
Except as otherwise provided herein or permitted by applicable law, notices to directors and stockholders shall be in writing and delivered personally or mailed to the directors or stockholders at their addresses appearing on the books of the Corporation. If mailed, notice to a stockholder of the Corporation shall be deemed given when deposited in the mail, postage prepaid, directed to a stockholder at such stockholder’s address as it appears on the records of the Corporation. Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders of the Corporation may be given by electronic transmission in the manner provided in Section 232 of the DGCL.
Section 7.2. Waivers.
A written waiver of any notice, signed by a stockholder or director, or a waiver by electronic transmission by such person or entity, whether given before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such person or entity. Neither the business nor the purpose of any meeting need be specified in the waiver. Attendance at any meeting shall constitute waiver of notice except attendance for the sole purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.
SECTION 8 - MISCELLANEOUS
Section 8.1. Corporate Seal.
The Board of Directors may provide a suitable seal, containing the name of the Corporation, which seal shall be in the charge of the Secretary of the Corporation. If and when so directed by the Board of Directors, duplicates of the seal may be kept and used by the Treasurer or by an Assistant Secretary, Assistant Treasurer or the Chief Financial Officer.
Section 8.2. Reliance upon Books, Reports, and Records.
Each director and each member of any committee designated by the Board of Directors of the Corporation shall, in the performance of his or her duties, be fully protected in relying in good faith upon the books and records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers, agents or employees, or committees of the Board of Directors so designated, or by any other person or entity as to matters which such director or committee member reasonably believes are within such other person’s or entity’s professional or expert competence and that has been selected with reasonable care by or on behalf of the Corporation.

Section 8.3. Fiscal Year.
The fiscal year of the Corporation shall be as fixed by the Board of Directors.
Section 8.4. Time Periods.
In applying any provision of these bylaws that requires that an act be done or not be done a specified number of days before an event or that an act be done during a specified number of days before an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.
SECTION 9 - AMENDMENTS
These bylaws may be altered, amended or repealed in accordance with the Certificate of Incorporation and the DGCL.
SECTION 10 - SEVERABILITY
If any provision or provisions of these bylaws shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (i) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of these bylaws (including, without limitation, each portion of any paragraph of these bylaws containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (ii) to the fullest extent possible, the provisions of these bylaws (including, without limitation, each such portion of any paragraph of these bylaws containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the Corporation to the fullest extent permitted by law.

Annex D

EXECUTION VERSION
AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

of

THE DUCKHORN PORTFOLIO, INC.

dated as of November 16, 2023

Exhibits

Exhibit A — Form of Director Indemnification Agreement
D-i

THIS AMENDED AND RESTATED STOCKHOLDERS AGREEMENT (this “Agreement”) is entered as of November 16, 2023, among The Duckhorn Portfolio, Inc., a Delaware corporation (the “Company”), Mallard Holdco, LLC (“Mallard” and, together with its Affiliates, the “TSG Investor”) and Brown-Forman Corporation, a Delaware corporation (“Brown-Forman” and, together with its Affiliates, the “BF Investor”).
RECITALS
WHEREAS, in connection with the Company’s initial public offering of its shares of Common Stock (the “IPO”), the Company and the TSG Investor entered into that certain Stockholders Agreement, dated March 17, 2021 (the “Prior Agreement”).
WHEREAS, the Company and the TSG Investor have the authority to amend and restate the Prior Agreement;
WHEREAS, concurrently with the execution and delivery of this Agreement, the Company and Brown-Forman Corporation, among others, are entering into the Agreement and Plan of Merger;
WHEREAS, the Company and Mallard Holdco, LLC, will each receive substantial benefits from the consummation of the transactions contemplated by the Merger Agreement, and are executing and delivering this Agreement in reliance on Brown-Forman Corporation executing the Merger Agreement and consummating the transactions contemplated thereby; and
WHEREAS, this Agreement shall amend and restate the Prior Agreement in its entirety, and shall be binding on the parties hereto and the parties to the Prior Agreement.
NOW, THEREFORE, in consideration of the foregoing recitals and of the mutual promises hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:
ARTICLE I

DEFINITIONS
SECTION 1.1. Effective Date. This Agreement shall become effective upon the Closing.
SECTION 1.2. Certain Defined Terms. As used herein, the following terms shall have the following meanings:
“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with, such Person; provided that the Company and its subsidiaries shall not be deemed to be Affiliates of the TSG Investor or BF Investor.
“Agreement and Plan of Merger” means that certain Agreement and Plan of Merger, between the Company and Brown-Forman Corporation, among others, dated on or around the date of this Agreement.
“Beneficially Own” means “beneficially own” as such term is defined in Rule 13d-3 of the rules and regulations under the Exchange Act. “Beneficial Owner” and “Beneficially Owned” shall have the correlative meanings.
“BF Designee” has the meaning assigned to such term in Section 1.2(a).
“BF Investor” has the meaning set forth in the preamble.
“Board” means the Board of Directors of the Company.
“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in the City of New York.
“Closing” means the closing of the transactions contemplated by the Agreement and Plan of Merger.
“Common Stock” means the common stock, par value $0.01 per share, of the Company and any securities issued in respect thereof, or in substitution therefor, in connection with any stock split, dividend or combination, or any reclassification, recapitalization, merger, consolidation, exchange or other similar reorganization.

“Company” has the meaning assigned to such term in the preamble.
“Company Charter” means the certificate of incorporation of the Company in effect on the date hereof, as may be amended from time to time.
“Company Sale” means (i) a sale or transfer, directly or indirectly, of all or substantially all of the consolidated assets of the Company and its Subsidiaries; (ii) any merger, consolidation, reorganization or similar transaction involving the Company as a result of which the holders of Voting Securities immediately prior to the merger, consolidation, reorganization or similar transaction no longer represent at least a majority of the voting power of the surviving or resulting corporation or other entity; or (iii) any sale or series of sales, directly or indirectly, beneficially or of record, of Voting Securities by the Beneficial Owner thereof that results in any other Person or Group Beneficially Owning more than fifty percent (50%) of the Voting Power, in each case in any transaction or series of related transactions, in each case (x) solely for cash consideration and (y) as a result of which BF Investor shall not own capital stock in the Company (or such surviving entity) following the consummation of such transaction.
“Company Securities” means Common Stock and any other securities representing the share capital of the Company.
“Competitor” means any of the following companies or their respective Affiliates: (1) LVMH Moet Hennessey Louis Vuitton; (2) E. & J. Gallo Winery; (3) Treasury Wine Estates Limited and (4) Constellation Brands, Inc.
“Designee” means any BF Designee or TSG Designee, as applicable.
“Director” means any member of the Board.
“Director Indemnification Agreement” means an indemnification agreement in the form attached as Exhibit A.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.
“Group” has the meaning assigned to such term in Section 13(d)(3) of the Exchange Act.
“IPO” has the meaning set forth in the Recitals.
“Merger Agreement” means that certain Agreement and Plan of Merger, dated November 16, 2023, by and among the Company, Auguste Merger Sub, Inc., Brown-Forman and Sonoma-Cutrer Vineyards, Inc.
“Necessary Action” means, with respect to a specified result, all actions necessary to cause such result, including (i) voting or providing a written consent or proxy with respect to the Voting Securities, (ii) causing the adoption of stockholders’ resolutions and amendments to the organizational documents of the Company, (iii) executing agreements and instruments, and (iv) making, or causing to be made, with governmental, administrative or regulatory authorities, all filings, registrations or similar actions that are required to achieve such result.
“Person” means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization or other entity, and including any successor, by merger or otherwise, of any of the foregoing, or government or any agency or political subdivisions thereof or any Group comprised of two or more of the foregoing.
“Principal Stockholder” means each of BF Investor and TSG Investor.
“Restricted Term” has the meaning assigned to such term in Section 2.4(a).
“Subsidiary” means, with respect to any Person, any other Person of which at least 50% of the outstanding voting securities or other voting equity interests are owned, directly or indirectly, by such first Person.
“Transfer” means, with respect to any Company Securities, any sale (including forward or derivative agreements), assignment or other voluntary transfer or disposition of such Company Securities and/or any right (including voting rights, governance rights or economic rights), title or interest therein or thereto, to any Person, directly or indirectly, in one or a series of related transactions; provided, that, for the avoidance of doubt, the exercise by a bona fide lender of any pledge or encumbrance or other involuntary forfeiture or disposition of Company Securities shall not constitute a “Transfer.” “Transferred,” “Transfer” used as a verb, “Transferor” and “Transferee” shall have the correlative meanings.
“TSG Designee” has the meaning assigned to such term in Section 2.1(a).
“TSG Investor” has the meaning set forth in the preamble.
“Voting Power” means, at any time, the total number of votes entitled to be cast generally in the election of the Board and represented by Voting Securities.
“Voting Securities” means the Common Stock and any other securities issued by the Company that are entitled to cast votes generally in the election of the Board.
SECTION 1.3. Other Interpretive Provisions.
(a)	The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.
(b)
The words “hereof,” “herein,” “hereunder” and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and any subsection and section references are to this Agreement unless otherwise specified.

(c)	The term “including” is not limiting and means “including without limitation.”
(d)	The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.
(e)	Whenever the context requires, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms.
ARTICLE II

CORPORATE GOVERNANCE
SECTION 2.1. The Board.
(a)	Composition of Board.
(i)
For so long as the TSG Investor holds a number of shares of Voting Securities representing at least the percentage set forth below of the total number of Voting Securities of the Company then-issued and outstanding, the Company shall take all Necessary Action to include in the slate of nominees recommended by the Board for election as Directors at each annual or special meeting of stockholders at which Directors are to be elected that number of individuals designated by the TSG Investor (each, a “TSG Designee”) such that, if each such TSG Designee is elected, it will result in the number of TSG Designees then serving on the Board as shown below across from such percentage. To the extent that the TSG Investor does not designate a TSG Designee to be included in the slate of nominees recommended by the Board for election as Directors, the TSG Investor shall have the right to appoint a representative as an observer of the Board, for so long as the TSG Investor has the right to designate at least one (1) Director for election to the Board pursuant to this Section 1.2(a)(i). The TSG Investor may elect to relinquish its right to designate TSG Designees pursuant to this Agreement at any time by delivering written notice to the Board.

Percent	Number of Directors
Greater than or equal to 25%	3
Greater than or equal to 10% but less than 25%	2
Greater than or equal to 5% but less than 10%	1
(ii)
For so long as the BF Investor holds a number of shares of Voting Securities representing at least the percentage set forth below of the total number of Voting Securities of the Company then-issued and outstanding, the Company shall take all Necessary Action to include in the slate of nominees recommended by the Board for election as Directors at each annual or special meeting of stockholders at which Directors are to be elected that number of individuals designated by the BF Investor (each, a “BF Designee”) such that, if each such BF Designee is elected, it will result in the number of BF Designees then serving on the Board as shown below across from such percentage. To the extent that the BF Investor does not designate a BF Designee to be included in the slate of nominees recommended by the Board for election as Directors, the BF Investor shall have the right to appoint a representative as an observer of the Board, for so long as the BF Investor has the right to designate at least one (1) Director for election to the Board pursuant to this Section 1.2(a)(ii).
Percent	Number of Directors
Greater than or equal to 10% but less than 25%	2
Greater than or equal to 5% but less than 10%	1
(iii)
Upon any decrease in the number of Directors that any Principal Stockholder is entitled to designate for election to the Board (including, with respect to the TSG Investor, at the Closing in connection with the effectiveness of this Agreement), such Principal Stockholder shall take all Necessary Action to cause the appropriate number of such Principal Stockholder’s Designees to tender a resignation. If such resignation is then accepted by the Board, the Company and such Principal Stockholder shall take all Necessary Action to cause the authorized size of the Board of Directors to be reduced accordingly.

(b)
Vacancies. Each Principal Stockholder shall have the exclusive right to designate for election to the Board Directors to fill vacancies created by reason of death, removal or resignation of its Designees to the Board, and the Company shall take all Necessary Action to cause any such vacancies to be filled by replacement Directors designated by such Principal Stockholder as promptly as reasonably practicable.

(c)
Size of the Board. For so long as any Principal Stockholder is entitled to nominate a Director pursuant to Section 2.1(a), the Company will take all Necessary Action to ensure that the number of Directors serving on the Board shall not exceed nine (9) without the consent of such Principal Stockholder or Principal Stockholders, as the case may be; provided, that the number of Directors may be increased by the Company if necessary to satisfy the requirements of applicable law and stock exchange regulation. For so long as both Principal Stockholders are entitled to nominate a Director pursuant to Section 2.1(a), the Company will take all Necessary Action to ensure that the number of Directors serving on the Board shall not be less than seven (7) without the consent of each Principal Stockholder.

(d)
Committees. Subject to applicable laws and stock exchange regulations, for so long as any Principal Stockholder has the right pursuant to this Article II to designate one (1) Designee to the Board, the Company shall take all Necessary Action to have one (1) of such Principal Stockholder’s Designees appointed to serve on each committee of the Board. Each Principal Stockholder shall have the right to appoint a representative as an observer to any committee of the Board to which the Principal Stockholder (i) does not elect to have a representative appointed or (ii) is prohibited by applicable laws or stock exchange regulations from having a representative appointed, in each case for so long as such Principal Stockholder has the right pursuant to this Article II to designate at least one (1) Designee to the Board. Further, each Chairperson of a committee of the Board shall be independent and shall not be nominated as Chairperson by any Principal Stockholder.

(e)
Reimbursement of Expenses. In accordance with Company policy, and on terms no less favorable than as afforded to any other Director, the Company shall reimburse each Principal Stockholder and its Designees for all reasonable and documented out-of-pocket expenses incurred in connection with his or her participation in the meetings of the Board or any committee of the Board, including reasonable travel, lodging and meal expenses.

SECTION 2.2. D&O Insurance; Director Indemnification. On or prior to the date of this Agreement, the Company shall obtain customary director and officer indemnity insurance on commercially reasonable terms. On or prior to the date of this Agreement, the Company shall execute and deliver to each Director serving on the

Board as of the date hereof a Director Indemnification Agreement. From and after the date hereof, concurrently with or prior to any TSG Designee or BF Designee joining the Board, the Company shall execute and deliver to each such TSG Designee or BF Designee, a Director Indemnification Agreement.
SECTION 2.3. Sharing of Information. Any designee to the Board or any committee thereof (including any such person appointed in an observer capacity) of a Principal Stockholder may share any information received in his or her capacity as such with such applicable Principal Stockholder. Each Principal Stockholder agrees that it will keep confidential and will not disclose, divulge or use for any purpose, other than to monitor and make voting and investment decisions with respect to its investment in the Company and its subsidiaries, any confidential information obtained from the Company, unless such confidential information (a) is known or becomes known to the public in general (other than as a result of a breach of this Section 2.3 by any Principal Stockholder or its Affiliates), (b) is or has been independently developed or conceived by any Principal Stockholder without use of the Company’s confidential information or (c) is or has been made known or disclosed to any Principal Stockholder by a third party (other than an Affiliate of such Principal Stockholder) without a breach of any obligation of confidentiality such third party may have to the Company that is known to such Principal Stockholder; provided, however, that any Principal Stockholder may disclose confidential information (x) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring and making voting and investment decisions with respect to its investment in the Company, (y) to any Affiliate, partner, member or related investment fund of such Principal Stockholder and their respective directors, employees and consultants, in each case in the ordinary course of business, or (z) as may otherwise be required by law or legal, judicial or regulatory process, provided that such Principal Stockholder takes reasonable steps to minimize the extent of any required disclosure described in this clause (z); and provided, further, however, that the acts and omissions of any Person to whom such Principal Stockholder may disclose confidential information pursuant to clauses (x) and (y) of the preceding proviso will be attributable to that Principal Stockholder for purposes of determining the Principal Stockholder’s compliance with this Section 2.3(b). Each party hereto acknowledges that each Principal Stockholder or any of its Affiliates and related investment funds may review the business plans and related proprietary information of many enterprises, including enterprises which may have products or services which compete directly or indirectly with those of the Company and its subsidiaries, and may trade in the securities of such enterprises. Nothing in this Section 2.3(b) will preclude or in any way restrict any Principal Stockholder or its Affiliates or related investment funds from investing or participating in any particular enterprise, or trading in the securities thereof, whether or not such enterprise has products or services that compete with those of the Company and its subsidiaries.
SECTION 2.4. Transfers to Competitors.
(a)
Notwithstanding anything in this Agreement to the contrary, from the Closing until the date that is the 18 month anniversary of the Closing (the “Restricted Term”), TSG Investor hereby covenants and agrees with the Company that TSG Investor shall not, directly or indirectly, Transfer, or agree to Transfer, any Company Securities to any Competitor; provided, that this Section 2.4 shall in no event prevent TSG Investor from participating in, and Transferring any Company Securities at the closing of, any transaction that would constitute a Change of Control (as defined in the Merger Agreement) of the Company.

(b)	The Company hereby covenants and agrees to Brown-Forman that it shall take such actions as are necessary to enforce the Company’s rights under Section 2.4(a).
ARTICLE III

VOTING
SECTION 3.1. Company Sale.
(a)
In the event a Company Sale or a definitive agreement contemplating a Company Sale is submitted to the stockholders of the Company for adoption or approval (whether at an annual or special meeting of the stockholders or by written consent), or any Person or Group commences a tender offer, exchange offer or other similar offer that, if consummated, would result in a Company Sale, TSG Investor hereby covenants and agrees to vote or tender the Voting Securities it Beneficially Owns at such time with respect to such Company Sale as follows:

(i)
for so long as TSG Investor Beneficially Owns a number of shares of Voting Securities representing at least thirty-three percent (33%) of Voting Securities of the Company then-issued and outstanding, TSG Investor: (A) shall be permitted to vote or tender, as applicable, up to thirty percent (30%) of the issued and outstanding Voting Securities of the Company at its discretion; and (B) shall vote or tender, as applicable, any Voting Securities it Beneficially Owns in excess of the amount contemplated by the foregoing clause (A) pro rata in accordance with the vote or tender, as applicable, of all other issued and outstanding Voting Securities entitled to vote or tender on such matter (other than TSG Investor’s Voting Securities); and

(ii)
for so long as TSG Investor holds a number of shares of Voting Securities representing at least twenty-five percent (25%), but less than thirty-three percent (33%), of Voting Securities of the Company then-issued and outstanding, TSG Investor: (A) shall be permitted to vote or tender, as applicable, up to twenty-five percent (25%) of the issued and outstanding Voting Securities of the Company at its discretion; and (B) shall vote or tender, as applicable, any Voting Securities it Beneficially Owns in excess of the amount contemplated by the foregoing clause (A) pro rata in accordance with the vote or tender, as applicable, of all other issued and outstanding Voting Securities entitled to vote or tender on such matter (other than TSG Investor’s Voting Securities).

(b)	The Company hereby covenants to the BF Investor that it shall take all Necessary Action to enforce the Company’s rights under this Section 3.1.
ARTICLE IV

REPRESENTATIONS AND WARRANTIES
Each of the parties to this Agreement hereby represents and warrants to each other party to this Agreement that as of the date such party executes this Agreement:
SECTION 4.1. Existence; Authority; Enforceability. Such party has the power and authority to enter into this Agreement and to carry out its obligations hereunder. Such party is duly organized and validly existing under the laws of its jurisdiction of organization, and the execution of this Agreement, and the consummation of the transactions contemplated herein, have been authorized by all necessary action on the part of its board of directors (or equivalent) and stockholders (or other holders of equity interests), if required, and no other act or proceeding on its part is necessary to authorize the execution of this Agreement or the consummation of any of the transactions contemplated hereby. This Agreement has been duly executed by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.
SECTION 4.2. Absence of Conflicts. The execution and delivery by such party of this Agreement and the performance of its obligations hereunder does not and will not (a) conflict with, or result in the breach of any provision of the constitutive documents of such party, (b) result in any violation, breach, conflict, default or an event of default (or an event which with notice, lapse of time, or both, would constitute a default or an event of default), or give rise to any right of acceleration or termination or any additional payment obligation, under the terms of any contract, agreement or permit to which such party is a party or by which such party’s assets or operations are bound or affected, or (c) violate any law applicable to such party.
SECTION 4.3. Consents. Other than as expressly required herein or any consents which have already been obtained, no consent, waiver, approval, authorization, exemption, registration, license or declaration is required to be made or obtained by such party in connection with (a) the execution, delivery or performance of this Agreement or (b) the consummation of any of the transactions contemplated herein.
ARTICLE V

MISCELLANEOUS
SECTION 5.1. Cooperation If requested by any Principal Stockholder, the Company shall cooperate with (and not impede) such Principal Stockholder in connection with any proposed transfer of shares Common Stock (or equity securities exercisable or convertible into, or exchangeable for, common stock) to another Person in a private sale transaction (including a transaction that does not require registration under the Securities Act of 1933, as amended), including, without limitation, by providing information and access to management to potential transferees for due diligence or other relevant purposes.
SECTION 5.2. Termination. If not otherwise stipulated, this Agreement shall terminate with respect to any Principal Stockholder automatically (without any action by any party hereto) at such time that such Principal Stockholder has no rights pursuant to Article II hereof to designate any Designees, and shall terminate in all respects automatically without any action by any party hereto) at such time as each Principal Stockholder has no rights pursuant to Article II hereof to designate any Designees. Nothing herein shall relieve any party from any liability for the breach of any of the agreements set forth in this Agreement.
SECTION 5.3. Amendments and Waivers. Except as otherwise provided in this Section 5.3, no modification, amendment or waiver of any provision of this Agreement shall be effective without the approval of the Company, the TSG Investor and the BF Investor; provided, that no Principal Stockholder’s approval shall be required at an after such time as it has no rights pursuant to Article II hereof to designate any Designees. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.
SECTION 5.4. Assignment; Benefit.
(a)
The rights and obligations hereunder shall not be assignable without the prior written consent of the other parties hereto. Any attempted assignment of rights or obligations in violation of this Section 5.4 shall be null and void.

(b)
This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the parties hereto, and their respective successors and permitted assigns, and there shall be no third-party beneficiaries to this Agreement other than the TSG Designees or BF Designees under Section 2.2.

SECTION 5.5. Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by e-mail or confirmed facsimile if sent during normal business hours of the recipient, and, if not, then on the next Business Day; (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one Business Day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to such party’s address as set forth below or at such other address as the party shall have furnished to each other party in writing in accordance with this provision:
If to the Company, to:

The Duckhorn Portfolio, Inc.
1201 Dowdell Lane
Saint Helena, CA 94574 Email: ssullivan@duckhorn.com and legal@duckhorn.com
Attn: Sean Sullivan

with a copy to:

Ropes & Gray LLP
Three Embarcadero Center
San Francisco, CA 94111-4006
Fax: (415) 315-4823
Email: thomas.holden@ropesgray.com
Attn: Thomas Holden

If to the TSG Investor:

c/o TSG Consumer Partners LLC
600 Montgomery Street Suite 2900
San Francisco, CA 94111
Fax: (415) 217-2350
Email: johara@tsgconsumer.com
Attn: Jamie O’Hara

with a copy to:

Ropes & Gray LLP
Prudential Tower, 800 Boylston Street
Boston, MA 02199-3600
Fax: (617) 951-7050
Email: christopher.comeau@ropesgray.com and charles.boer@ropesgray.com
Attn: Christopher D. Comeau and Charles F. Boer

If to the BF Investor:

Brown-Forman Corporation
850 Dixie Highway
Louisville, KY 40210
Email: mike_carr@b-f.com
Attn: Michael Carr

with a copy to:

Gibson, Dunn & Crutcher, LLP
200 Park Avenue
New York, NY 10166-0193
Email: dwilf@gibsondunn.com
Attn: David M. Wilf
SECTION 5.6. Further Assurances. At any time or from time to time after the date hereof, the parties agree to cooperate with each other, and at the request of any other party, to execute and deliver any further instruments or documents and to take all such further action as the other party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby and to otherwise carry out the intent of the parties hereunder.
SECTION 5.7. Entire Agreement. Except as otherwise expressly set forth herein, this Agreement sets forth the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, that may have related to the subject matter hereof in any way.
SECTION 5.8. Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on the part of any party hereto of any breach, default or noncompliance under this Agreement or any waiver on such party’s part of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to any party, shall be cumulative and not alternative.
SECTION 5.9. Governing Law; Jurisdiction; Waiver of Jury Trial. THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS BY THE LAWS OF THE STATE OF DELAWARE REGARDLESS OF THE

LAW THAT MIGHT BE APPLIED UNDER PRINCIPLES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION. NO SUIT, ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN ANY COURT OR BEFORE ANY SIMILAR AUTHORITY OTHER THAN IN A COURT OF COMPETENT JURISDICTION IN THE STATE OF DELAWARE, AND THE PARTIES HERETO HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS FOR THE PURPOSE OF SUCH SUIT, PROCEEDING OR JUDGMENT. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE HAD TO BRING SUCH AN ACTION IN ANY OTHER COURT, DOMESTIC OR FOREIGN, OR BEFORE ANY SIMILAR DOMESTIC OR FOREIGN AUTHORITY. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING IN RELATION TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.
SECTION 5.10. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.
SECTION 5.11. Enforcement. Each party hereto acknowledges that money damages would not be an adequate remedy in the event that any of the covenants or agreements in this Agreement are not performed in accordance with its terms, and it is therefore agreed that in addition to and without limiting any other remedy or right it may have, the non-breaching party will have the right to an injunction, temporary restraining order or other equitable relief in any court of competent jurisdiction enjoining any such breach and enforcing specifically the terms and provisions hereof.
SECTION 5.12. No Recourse. Notwithstanding anything that may be expressed or implied in this Agreement, the Company and each Principal Stockholder covenant, agree and acknowledge that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement shall be had against any current or future director, officer, employee, general or limited partner or member of any Principal Stockholder or of any Affiliate or assignee thereof, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any current or future officer, agent or employee of any Principal Stockholder or any current or future member of any Principal Stockholder or any current or future director, officer, employee, partner or member of any Principal Stockholder or of any Affiliate or assignee thereof, as such for any obligation of any Principal Stockholder under this Agreement or any documents or instruments delivered in connection with this Agreement for any claim based on, in respect of or by reason of such obligations or their creation. This Agreement shall be viewed as an agreement between the TSG Investor and the Company, and the BF Investor and the Company, documented in the same document, such that the covenants binding on the TSG Investor may only be enforced by the Company and the covenants binding on the Company may be enforced by the TSG Investor, and the covenants binding on the BF Investor may only be enforced by the Company and the covenants binding on the Company may be enforced by the BF Investor.
SECTION 5.13. Counterparts. This Agreement may be executed in any number of separate counterparts each of which when so executed shall be deemed to be an original and all of which together shall constitute one and the same agreement. Counterpart signature pages to this Agreement may be delivered by facsimile or electronic delivery (i.e., by email of a PDF signature page) and each such counterpart signature page will constitute an original for all purposes.
SECTION 5.14. Effectiveness. This Agreement shall automatically terminate, without any notice or other action by any party hereto, and be void ab initio upon the termination of the Agreement and Plan of Merger pursuant to Article VIII thereof without a Closing thereunder having occurred. Upon such termination, this Agreement shall be of no further force or effect and shall be automatically amended and restated in its entirety to revert to the Prior Agreement. Each of the parties to the Prior Agreement (the “Prior Parties”) shall accept the rights under the Prior Agreement in lieu of, and to the exclusion of, the rights granted to them under this

Agreement and shall automatically be released and discharged from all obligations arising under or resulting from this Agreement and none of the parties to this Agreement shall be entitled to exercise (and each such party waives) any rights to make any claim against any of the Prior Parties under or in relation to this Agreement.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Stockholders Agreement as of the date first set forth above.
THE DUCKHORN PORTFOLIO, INC.

By:	/s/ Deirdre Mahlan
	Name:	Deirdre Mahlan
	Title:	Interim President, Chief Executive Officer and Chairperson
SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT

MALLARD HOLDCO, LLC

By:	/s/ James O’Hara
	Name:	James O’Hara
	Title:	Authorized Signatory
SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT

BROWN-FORMAN CORPORATION

By:	/s/ Lawson E. Whiting
	Name:	Lawson E. Whiting
	Title:	President & Chief Executive Officer
SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT

Exhibit A
Form of Director Indemnification Agreement

(Attached)

Annex E

EXECUTION VERSION
AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

BY AND AMONG

THE DUCKHORN PORTFOLIO, INC.

AND

CERTAIN STOCKHOLDERS

DATED AS OF NOVEMBER 16, 2023

E-i

This AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (as it may be amended from time to time in accordance with the terms hereof, the “Agreement”), dated as of November 16, 2023, is made by and among:
i.	The Duckhorn Portfolio, Inc., a Delaware corporation (the “Company”); and
ii.	each Person executing this Agreement and listed as an “Investor” on the signature pages hereto (collectively, together with their Permitted Transferees that become party hereto, the “Investors”).
RECITALS
WHEREAS, the Company and certain of the Investors previously entered into that certain Registration Rights Agreement, dated March 17, 2021 (the “Prior Agreement”);
WHEREAS, the Investors own shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”); and
WHEREAS, the parties believe that it is in the best interests of the Company and the other parties hereto to amend and restate the Prior Agreement in its entirety and to accept the rights created pursuant to this Agreement in lieu of the rights, if any, granted to them under the Prior Agreement.
NOW, THEREFORE, in consideration of the foregoing and the mutual promises, covenants and agreements of the parties hereto, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that the Prior Agreement is hereby amended and restated in its entirety by this Agreement, and the parties to this Agreement further agree as follows:
ARTICLE I

EFFECTIVENESS
Section 1.1. Effectiveness. This Agreement shall become effective on the Closing Date (as defined herein).
ARTICLE II

DEFINITIONS
Section 2.1. Definitions. As used in this Agreement, the following terms shall have the following meanings:
“Adverse Disclosure” means public disclosure of material non-public information that, in the good faith judgment of the board of directors of the Company: (i) would be required to be made in any Registration Statement filed with the SEC by the Company so that such Registration Statement, from and after its effective date, does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) would not be required to be made at such time but for the filing, effectiveness or continued use of such Registration Statement; and (iii) the Company has a bona fide business purpose for not disclosing publicly.
“Affiliate” means, with respect to any specified Person, (a) any Person that directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person, (b) a Member of the Immediate Family of such Person, and (c) any investment fund advised or managed by, or under common control or management with, such specified Person; provided that the Company and each of its subsidiaries shall be deemed not to be Affiliates of any Investor. As used in this definition, the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.
“Agreement” shall have the meaning set forth in the preamble.
“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in the City of New York.
“Common Stock” shall have the meaning set forth in the Recitals.
“Closing Date” means the closing of the merger contemplated by that certain agreement and plan of merger, dated November 16, 2023, by and among the Company, August Merger Sub, Inc., and Brown-Forman Corporation (the “Merger Agreement”).

“Demand Notice” shall have the meaning set forth in Section 3.1.3.
“Demand Registration” shall have the meaning set forth in Section 3.1.1(a).
“Demand Registration Request” shall have the meaning set forth in Section 3.1.1(a).
“Demand Registration Statement” shall have the meaning set forth in Section 3.1.1(c).
“Demand Suspension” shall have the meaning set forth in Section 3.1.6.
“Equity Consideration” shall have the meaning set forth in the Merger Agreement.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.
“FINRA” means the Financial Industry Regulatory Authority.
“Holders” means the Requisite Investors to the extent that such Requisite Investors then hold Registrable Securities under this Agreement.
“Investor” shall have the meaning set forth in the preamble.
“IPO” means the Company’s initial public offering of shares of its Common Stock.
“Issuer Free Writing Prospectus” means an issuer free writing prospectus, as defined in Rule 433 under the Securities Act, relating to an offer of the Registrable Securities.
“Lock-up Period” has the meaning set forth in the Merger Agreement.
“Loss” shall have the meaning set forth in Section 3.9.1.
“Member of the Immediate Family” means, with respect to any Person who is an individual, (a) each parent, spouse (but not including a former spouse or a spouse from whom such Person is legally separated) or child (including those adopted) of such individual and (b) each trust naming only one or more of the Persons listed in sub-clause (a) as beneficiaries.
“Participation Conditions” shall have the meaning set forth in Section 3.2.5(b).
“Permitted Transferee” means (i) any Affiliate of a Holder and (ii) such other Persons designated by the Holders of a majority of the Registrable Securities under this Agreement.
“Person” means any individual, partnership, corporation, company, association, trust, joint venture, limited liability company, unincorporated organization, entity or division, or any government, governmental department or agency or political subdivision thereof.
“Piggyback Notice” shall have the meaning set forth in Section 3.3.1.
“Piggyback Registration” shall have the meaning set forth in Section 3.3.1.
“Potential Takedown Participant” shall have the meaning set forth in Section 3.2.5(b).
“Pro Rata Portion” means, with respect to each Holder requesting that its shares be registered or sold in an Underwritten Public Offering, a number of such shares equal to the aggregate number of Registrable Securities requested to be registered or sold in such Public Offering (excluding any shares to be registered or sold for the account of the Company) multiplied by a fraction, the numerator of which is the aggregate number of Registrable Securities requested to be registered or sold by such Holder in such Underwritten Public Offering, and the denominator of which is the aggregate number of all of the Registrable Securities requested to be registered or sold in such Underwritten Public Offering.
“Prospectus” means (i) the prospectus included in any Registration Statement, all amendments and supplements to such prospectus, including post-effective amendments and supplements, and all other material incorporated by reference in such prospectus, and (ii) any Issuer Free Writing Prospectus.
“Public Offering” means the offer and sale of Registrable Securities for cash pursuant to an effective Registration Statement under the Securities Act (other than a Registration Statement on Form S-4 or Form S-8 or any successor form).

“Registrable Securities” means (i) all shares of Common Stock that are not then subject to forfeiture to the Company (including, without limitation, the Equity Consideration, any Participation Portion of Common Stock pursuant to Section 5.20 of the Merger Agreement and any shares acquired by Brown-Forman Corporation pursuant to any rights of first offer as set forth in the Transfer Restriction Agreement), (ii) all shares of Common Stock issued or issuable upon exercise, conversion or exchange of any option, warrant or convertible security not then subject to vesting or forfeiture to the Company and (iii) all shares of Common Stock directly or indirectly issued or then issuable with respect to the securities referred to in clauses (i) or (ii) above by way of unit or stock dividend or unit or stock split, or in connection with a combination of units or shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (w) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such Registration Statement, (x) such securities shall have been Transferred pursuant to Rule 144, (y) such holder is able to immediately sell such securities under Rule 144 without any restrictions on transfer (including without application of paragraphs (c), (d), (e), (f) and (h) of Rule 144), as determined in the reasonable opinion of the holder (it being understood that a written opinion of the Company’s outside legal counsel to the effect that such securities may be so sold removed shall be conclusive evidence this clause has been satisfied), or (z) such securities shall have ceased to be outstanding.
“Registration” means registration under the Securities Act of the offer and sale of shares of Common Stock under a Registration Statement. The terms “register”, “registered” and “registering” shall have correlative meanings.
“Registration Expenses” shall have the meaning set forth in Section 3.8.
“Registration Statement” means any registration statement of the Company filed with, or to be filed with, the SEC under the Securities Act, including the related Prospectus, amendments and supplements to such registration statement, including pre- and post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement other than a registration statement (and related Prospectus) filed on Form S-4 or Form S-8 or any successor form thereto.
“Representatives” means, with respect to any Person, any of such Person’s officers, directors, employees, agents, attorneys, accountants, actuaries, consultants, equity financing partners or financial advisors or other Person associated with, or acting on behalf of, such Person.
“Requisite Investors” means (a) Mallard Holdco, LLC and its Permitted Transferees and (b) upon the expiration or termination of the Lock-Up Period, Brown-Forman Corporation and its Permitted Transferees; provided, however, that for the purposes of and as used in Section 4.6 hereof (Amendments), Requisite Investors shall mean (i) Mallard Holdco, LLC and its Permitted Transferees and (ii) Brown-Forman Corporation and its Permitted Transferees.
“Rule 144” means Rule 144 under the Securities Act (or any successor rule).
“SEC” means the Securities and Exchange Commission or any successor agency having jurisdiction under the Securities Act.
“Securities Act” means the Securities Act of 1933, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.
“Selling Stockholder Information” shall have the meaning set forth in Section 3.9.1.
“Shelf Period” shall have the meaning set forth in Section 3.2.3.
“Shelf Registration” shall have the meaning set forth in Section 3.2.1(a).
“Shelf Registration Notice” shall have the meaning set forth in Section 3.2.2.
“Shelf Registration Request” shall have the meaning set forth in Section 3.2.1(a).
“Shelf Registration Statement” shall have the meaning set forth in Section 3.2.1(a).
“Shelf Suspension” shall have the meaning set forth in Section 3.2.4.

“Shelf Takedown Notice” shall have the meaning set forth in Section 3.2.5(b).
“Shelf Takedown Request” shall have the meaning set forth in Section 3.2.5(a).
“Transfer” means, with respect to any Registrable Security, any interest therein, or any other securities or equity interests relating thereto, a direct or indirect transfer, sale, exchange, assignment, pledge, hypothecation or other encumbrance or other disposition thereof, including the grant of an option or other right, whether directly or indirectly, whether voluntarily, involuntarily, by operation of law, pursuant to judicial process or otherwise. “Transferred” shall have a correlative meaning.
“Transfer Restriction Agreement” has the meaning set forth in the Merger Agreement.
“Underwritten Public Offering” means an underwritten Public Offering, including any bought deal or block sale to a financial institution conducted as an underwritten Public Offering.
“Underwritten Shelf Takedown” means an Underwritten Public Offering pursuant to an effective Shelf Registration Statement.
“WKSI” means any Securities Act registrant that is a well-known seasoned issuer as defined in Rule 405 under the Securities Act at the most recent eligibility determination date specified in paragraph (2) of that definition.
Section 2.2. Other Interpretive Provisions. (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.
(b)
The words “hereof”, “herein”, “hereunder” and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and any subsection and section references are to this Agreement unless otherwise specified.

(c)	The term “including” is not limiting and means “including without limitation.”
(d)	The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.
(e)	Whenever the context requires, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms.
ARTICLE III

REGISTRATION RIGHTS
The Company will perform and comply, and cause each of its subsidiaries to perform and comply, with such of the following provisions as are applicable to it. Each Holder will perform and comply with such of the following provisions as are applicable to such Holder.
Section 3.1. Demand Registration.
Section 3.1.1. Request for Demand Registration.
(a)
Each Requisite Investor shall have the right to make a written request from time to time (a “Demand Registration Request”) to the Company for Registration of all or part of the Registrable Securities held by such Holder. Any such Registration pursuant to a Demand Registration Request shall hereinafter be referred to as a “Demand Registration.”

(b)	Each Demand Registration Request shall specify (x) the aggregate amount of Registrable Securities to be registered, and (y) the intended method or methods of disposition thereof.
(c)
Upon receipt of a Demand Registration Request, the Company shall as promptly as practicable file a Registration Statement (a “Demand Registration Statement”) relating to such Demand Registration, and use its reasonable best efforts to cause such Demand Registration Statement to be promptly declared effective under the Securities Act.

Section 3.1.2. Limitation on Demand Registrations. The Company shall not be obligated to take any action to effect any Demand Registration if (x) a Demand Registration or Piggyback Registration was declared effective or an Underwritten Shelf Takedown was consummated within the preceding ninety (90) days or (y) the value of the Registrable Securities proposed to be sold by the initiating Holders is not at least the lesser of twenty-five million dollars ($25 million) and all of such Holder’s Registrable Securities.
Section 3.1.3. Demand Notice. Promptly upon receipt of a Demand Registration Request pursuant to Section 3.1.1 (but in no event more than three (3) Business Days thereafter), the Company shall deliver a written notice (a “Demand Notice”) of any such Demand Registration Request to all other Holders and the Demand Notice shall offer each such Holder the opportunity to include in the Demand Registration that number of Registrable Securities as each such Holder may request in writing. Subject to Section 3.1.7, Company shall include in the Demand Registration all such Registrable Securities with respect to which the Company has received written requests for inclusion therein within three (3) Business Days after the date that the Demand Notice was delivered.
Section 3.1.4. Demand Withdrawal. Each Requisite Investor that has requested the inclusion of Registrable Securities in a Demand Registration pursuant to Section 3.1.3 may withdraw all or any portion of its Registrable Securities included in a Demand Registration from such Demand Registration at any time prior to the effectiveness of the applicable Demand Registration Statement. Upon receipt of a notice to such effect with respect to all of the Registrable Securities included in such Demand Registration by such Requisite Investors, the Company shall cease all efforts to secure effectiveness of the applicable Demand Registration Statement. Any such withdrawn Demand Registration Statement shall count as a Demand Registration with respect to any participating Requisite Investor unless such Requisite Investor reimburses the Company its pro rata portion (based on shares requested to be included in such Registration) of the Registration Expenses incurred prior to the withdrawal.
Section 3.1.5. Effective Registration. The Company shall use reasonable best efforts to cause the Demand Registration Statement to become effective and remain effective for not less than one hundred eighty (180) days (or such shorter period as will terminate when all Registrable Securities covered by such Demand Registration Statement have been sold or withdrawn), or, if such Demand Registration Statement relates to an Underwritten Public Offering, such longer period as in the opinion of counsel for the underwriter or underwriters a Prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer.
Section 3.1.6. Delay in Filing; Suspension of Registration. If the filing, initial effectiveness or continued use of a Demand Registration Statement at any time would require the Company to make an Adverse Disclosure, the Company may, upon giving prompt written notice of such action to the Holders, delay the filing or initial effectiveness of, or suspend use of, the Demand Registration Statement (a “Demand Suspension”); provided, however, that the Company shall not be permitted to exercise a Demand Suspension (i) more than twice during any twelve (12)-month period, (ii) for a period exceeding sixty (60) days on any one occasion or (iii) for an aggregate of more than ninety (90) days in any twelve (12)-month period. In the case of a Demand Suspension, the Holders agree to suspend use of the applicable Prospectus in connection with any sale or purchase, or offer to sell or purchase, Registrable Securities, upon receipt of the notice referred to above. The Company shall immediately notify the Holders in writing upon the termination of any Demand Suspension, amend or supplement the Prospectus, if necessary, so it does not contain any untrue statement or omission and furnish to the Holders such numbers of copies of the Prospectus as so amended or supplemented as the Holders may reasonably request. The Company shall, if necessary, supplement or amend the Demand Registration Statement, if required by the registration form used by the Company for the Demand Registration or by the instructions applicable to such registration form or by the Securities Act or the rules or regulations promulgated thereunder or as may reasonably be requested by the Holders of a majority of Registrable Securities that are included in such Demand Registration Statement.
Section 3.1.7. Priority of Securities Registered Pursuant to Demand Registrations. If the managing underwriter or underwriters of a proposed Underwritten Public Offering of the Registrable Securities included in a Demand Registration, advise the Company in writing that, in its or their opinion, the number of securities requested to be included in such Demand Registration exceeds the number that can be sold in such offering without being likely to have an adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, then the securities to be included in such Registration shall be in the case of any Demand Registration (x) first, allocated to each Holder that has requested to participate in such Demand Registration an amount equal to the lesser of (i) the number of such Registrable Securities requested to be registered or sold by such Holder, and (ii) a number of such shares equal to such Holder’s Pro Rata Portion, and (y) second, and only if all the securities referred to in clause (x) have been included, the number of other securities that, in the opinion of such managing underwriter or underwriters can be sold without having such adverse effect.
Section 3.1.8. Resale Rights. In the event that a Requisite Investor requests to participate in a Registration pursuant to this Section 3.1 in connection with a distribution of Registrable Securities to its partners or members, the Registration shall provide for resale by such partners or members, if requested by such Requisite Investor.
Section 3.2. Shelf Registration.
Section 3.2.1. Request for Shelf Registration.
(a)
At such time as the Company is eligible to file a Registration Statement on Form S-3, upon the written request of any Requisite Investor from time to time (a “Shelf Registration Request”), the Company shall promptly file with the SEC a shelf Registration Statement pursuant to Rule 415 under the Securities Act (“Shelf Registration Statement”) relating to the offer and sale of Registrable Securities by any Holders thereof from time to time in accordance with the methods of distribution elected by such Holders and the Company shall use its reasonable best efforts to cause such Shelf Registration Statement to promptly become effective under the Securities Act. Any such Registration pursuant to a Shelf Registration Request shall hereinafter be referred to as a “Shelf Registration.”

(b)
If on the date of the Shelf Registration Request the Company is a WKSI, then the Shelf Registration Request may request Registration of an unspecified amount of Registrable Securities to be sold by unspecified Holders. If on the date of the Shelf Registration Request the Company is not a WKSI, then the Shelf Registration Request shall specify the aggregate amount of Registrable Securities to be registered. The Company shall provide to the Holders the information necessary to determine the Company’s status as a WKSI upon request.

Section 3.2.2. Shelf Registration Notice. Promptly upon receipt of a Shelf Registration Request (but in no event more than three (3) Business Days thereafter (or such shorter period as may be reasonably requested in connection with an underwritten “block trade”), the Company shall deliver a written notice (a “Shelf Registration Notice”) of any such request to all other Holders, which notice shall specify, if applicable, the amount of Registrable Securities to be registered, and the Shelf Registration Notice shall offer each such Holder the opportunity to include in the Shelf Registration that number of Registrable Securities as each such Holder may request in writing. The Company shall include in such Shelf Registration all such Registrable Securities with respect to which the Company has received written requests for inclusion therein within three (3) Business Days (or such shorter period as may be reasonably requested in connection with an underwritten “block trade”) after the date that the Shelf Registration Notice has been delivered.
Section 3.2.3. Continued Effectiveness. The Company shall use its reasonable best efforts to keep such Shelf Registration Statement continuously effective under the Securities Act in order to permit the Prospectus forming part of the Shelf Registration Statement to be usable by Holders until the earlier of: (i) the date as of which all Registrable Securities have been sold pursuant to the Shelf Registration Statement or another Registration Statement filed under the Securities Act (but in no event prior to the applicable period referred to in Section 4(a)(3) of the Securities Act and Rule 174 thereunder); and (ii) the date as of which no Holder holds Registrable Securities (such period of effectiveness, the “Shelf Period”). Subject to Section 3.2.4, the Company shall be deemed not to have used its reasonable best efforts to keep the Shelf Registration Statement effective during the Shelf Period if the Company voluntarily takes any action or omits to take any action that would result in Holders of the Registrable Securities covered thereby not being able to offer and sell any Registrable Securities pursuant to such Shelf Registration Statement during the Shelf Period, unless such action or omission is required by applicable law.
Section 3.2.4. Suspension of Registration. If the continued use of such Shelf Registration Statement at any time would require the Company to make an Adverse Disclosure, the Company may, upon giving prompt written notice of such action to the Holders, suspend use of the Shelf Registration Statement (a “Shelf Suspension”); provided, however, that the Company shall not be permitted to exercise a Shelf Suspension more than (i) more than twice during any twelve (12)-month period, (ii) for a period exceeding sixty (60) days on any one occasion or (iii) for an aggregate of more than ninety (90) days in any twelve (12)-month period. In the case of a Shelf Suspension, the Holders agree to suspend use of the applicable Prospectus in connection with any sale or purchase of, or offer to sell or purchase, Registrable Securities, upon receipt of the notice referred to above. The Company shall immediately notify the Holders in writing upon the termination of any Shelf Suspension, amend or supplement the Prospectus, if necessary, so it does not contain any untrue statement or omission and furnish to the Holders such numbers of copies of the Prospectus as so amended or supplemented as the Holders may reasonably request. The Company shall, if necessary, supplement or amend the Shelf Registration Statement, if required by the registration form used by the Company for the Shelf Registration Statement or by the instructions applicable to such registration form or by the Securities Act or the rules or regulations promulgated thereunder or as may reasonably be requested by the Holders of a majority of Registrable Securities that are included in such Shelf Registration Statement.
Section 3.2.5. Shelf Takedown.
(a)
At any time the Company has an effective Shelf Registration Statement with respect to Registrable Securities, by notice to the Company specifying the intended method or methods of disposition thereof, any Requisite Investor may make a written request (a “Shelf Takedown Request”) to the Company to effect a Public Offering, including an Underwritten Shelf Takedown, of all or a portion of such Holder’s Registrable Securities that are registered on such Shelf Registration Statement, and as soon as practicable the Company shall amend or supplement the Shelf Registration Statement as necessary for such purpose. No Holder, other than a Requisite Investor, may effect a Public Offering pursuant to this Section 3.2, except pursuant to Section 3.2.5(b) as a Potential Takedown Participant.

(b)
Promptly upon receipt of a Shelf Takedown Request (but in no event more than three (3) Business Days thereafter (or such shorter period as may be reasonably requested in connection with an underwritten “block trade”) for any Underwritten Shelf Takedown, the Company shall deliver a notice (a “Shelf Takedown Notice”) to each other Holder with Registrable Securities covered by the applicable Registration Statement, or to all other Holders if such Registration Statement is undesignated (each a “Potential Takedown Participant”). The Shelf Takedown Notice shall offer each such Potential Takedown Participant the opportunity to include in any Underwritten Shelf Takedown such number of Registrable Securities as each such Potential Takedown Participant may request in writing. The Company shall include in the Underwritten Shelf Takedown all such Registrable Securities with respect to which the Company has received written requests for inclusion therein within three (3) Business Days (or such shorter period as may be reasonably requested in connection with an underwritten “block trade”) after the date that the Shelf Takedown Notice has been delivered. Any Potential Takedown Participant’s request to participate in an Underwritten Shelf Takedown shall be binding on the Potential Takedown Participant; provided that each such Potential Takedown Participant that elects to participate may condition its participation on the Underwritten Shelf Takedown being completed within ten (10) Business Days of its acceptance at a price per share (after giving effect to any underwriters’ discounts or commissions) to such Potential Takedown Participant of not less than ninety percent (90%) (or such lesser percentage specified by such Potential Takedown Participant) of the closing price for the shares on their principal trading market on the Business Day immediately prior to such Potential Takedown Participant’s election to participate (the “Participation Conditions”). Notwithstanding the delivery of any Shelf Takedown Notice, but subject to the Participation Conditions (to the extent applicable), all determinations as to whether to complete any Underwritten Shelf Takedown and as to the timing, manner, price and other terms of any Underwritten Shelf Takedown contemplated by this Section 3.2.5 shall be determined by the initiating Requisite Investor.

(c)	The Company shall not be obligated to take any action to effect any Underwritten Shelf Takedown if (x) a Demand Registration or Piggyback Registration was declared effective or an Underwritten

Shelf Takedown was consummated within the preceding ninety (90) days or (y) the value of the Registrable Securities proposed to be sold by the initiating Holders is not at least the lesser of twenty-five million dollars ($25 million) and all of such Holder’s Registrable Securities.
Section 3.2.6. Priority of Securities Sold Pursuant to Shelf Takedowns. If the managing underwriter or underwriters of a proposed Underwritten Shelf Takedown pursuant to Section 3.2.5 advise the Company in writing that, in its or their opinion, the number of securities requested to be included in the proposed Underwritten Shelf Takedown exceeds the number that can be sold in such Underwritten Shelf Takedown without being likely to have an adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, the number of Registrable Securities to be included in such offering shall be (x) first, allocated to each Holder that has requested to participate in such Underwritten Shelf Takedown an amount equal to the lesser of (i) the number of such Registrable Securities requested to be registered or sold by such Holder, and (ii) a number of such shares equal to such Holder’s Pro Rata Portion, and (y) second, and only if all the securities referred to in clause (x) have been included, the number of other securities that, in the opinion of such managing underwriter or underwriters can be sold without having such adverse effect.
Section 3.2.7. Resale Rights. In the event that a Requisite Investor elects to request a Registration pursuant to this Section 3.2 in connection with a distribution of Registrable Securities to its partners or members, the Registration shall provide for resale by such partners or members, if requested by such Requisite Investor.
Section 3.3. Piggyback Registration.
Section 3.3.1. Participation. If the Company at any time proposes to file a Registration Statement under the Securities Act or to conduct a Public Offering with respect to any offering of its equity securities for its own account or for the account of any other Persons (other than (i) a Registration under Sections 3.1 or 3.2, (ii) a Registration on Form S-4 or Form S-8 or any successor form to such forms or (iii) a Registration of securities solely relating to an offering and sale to employees or directors of the Company or its subsidiaries pursuant to any employee stock plan, employee stock purchase plan, dividend reinvestment program or other employee benefit plan arrangement), then, as soon as practicable (but in no event less than ten (10) Business Days prior to the proposed date of filing of such Registration Statement or, in the case of a Public Offering under a Shelf Registration Statement, the anticipated pricing or trade date), the Company shall give written notice (a “Piggyback Notice”) of such proposed filing or Public Offering to all Holders, and such Piggyback Notice shall offer the Holders the opportunity to register under such Registration Statement, or to sell in such Public Offering, such number of Registrable Securities as each such Holder may request in writing (a “Piggyback Registration”). Subject to Section 3.3.2, the Company shall include in such Registration Statement or in such Public Offering as applicable, all such Registrable Securities that are requested to be included therein within five (5) Business Days after the receipt by such Holder of any such notice; provided, however, that if at any time after giving written notice of its intention to register or sell any securities and prior to the effective date of the Registration Statement filed in connection with such Registration, or the pricing or trade date of a Public Offering under a Shelf Registration Statement, the Company determines for any reason not to register or sell or to delay Registration or the sale of such securities, the Company shall give written notice of such determination to each Holder and, thereupon, (i) in the case of a determination not to register or sell, shall be relieved of its obligation to register or sell any Registrable Securities in connection with such Registration or Public Offering (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any Holders entitled to request that such Registration or sale be effected as a Demand Registration under Section 3.1 or an Underwritten Shelf Takedown under Section 3.2, as the case may be, and (ii) in the case of a determination to delay Registration or sale, in the absence of a request for a Demand Registration or an Underwritten Shelf Takedown, as the case may be, shall also be permitted to delay registering or selling any Registrable Securities. Any Holder shall have the right to withdraw all or part of its request for inclusion of its Registrable Securities in a Piggyback Registration by giving written notice to the Company of its request to withdraw.
Section 3.3.2. Priority of Piggyback Registration. If the managing underwriter or underwriters of any proposed offering of Registrable Securities included in a Piggyback Registration informs the Company and the participating Holders in writing that, in its or their opinion, the number of securities that such Holders and any other Persons intend to include in such offering exceeds the number that can be sold in such offering without being likely to have a significant adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, then the securities to be included in such Registration shall be (i) first, one hundred percent (100%) of the securities that the Company proposes to sell, and (ii) second, and only if all the securities referred to in clause (i) have been included, the number of Registrable Securities that, in the opinion of such managing underwriter or underwriters, can be sold without having such adverse effect, with such number to be allocated among the Holders that have requested to participate in such Registration based on an amount equal to the lesser of (i) the number of such Registrable Securities requested to be sold by such Holder, and (ii) a number of such shares equal to such Holder’s Pro Rata Portion and (iii) third, and only if all of the Registrable Securities referred to in clause (ii) have been included in such Registration, any other securities eligible for inclusion in such Registration.
Section 3.3.3. No Effect on Other Registrations. No Registration of Registrable Securities effected pursuant to a request under this Section 3.3 shall be deemed to have been effected pursuant to Sections 3.1 and 3.2 or shall relieve the Company of its obligations under Sections 3.1 and 3.2.
Section 3.4. Lock-Up Agreements. In connection with each Registration or sale of Registrable Securities pursuant to Section 3.1, 3.2 or 3.3 conducted as an Underwritten Public Offering, each Holder agrees, if requested, to become bound by and to execute and deliver a lock-up agreement with the underwriter(s) of such Public Offering restricting such Holder’s right to (a) Transfer, directly or indirectly, any equity securities of the Company held by such Holder or (b) enter into any swap or other arrangement that transfers to another any of the economic consequences of ownership of such securities during the period commencing on the date of the final Prospectus relating to such Public Offering and ending on the date specified by the underwriters (such period not to exceed ninety (90) days plus such additional period as may be requested by the Company or an underwriter due to regulatory restrictions on the publication or other distribution of research reports and analyst recommendations and opinions, if applicable). The terms of such lock-up agreements shall be negotiated among the Requisite Investors, the Company and the underwriters and shall include customary carve-outs from the restrictions on Transfer set forth therein.
Section 3.5. Registration Procedures.
Section 3.5.1. Requirements. In connection with the Company’s obligations under Sections 3.1, 3.2 and 3.3, the Company shall use its reasonable best efforts to effect such Registration and to permit the sale of such Registrable Securities in accordance with the intended method or methods of distribution thereof as expeditiously as reasonably practicable, and in connection therewith the Company shall:
(a)
as promptly as practicable, prepare the required Registration Statement, including all exhibits and financial statements required under the Securities Act to be filed therewith and Prospectus, and, before filing a Registration Statement or Prospectus or any amendments or supplements thereto, (x) furnish to the underwriters, if any, and to the Holders of the Registrable Securities covered by such Registration Statement, copies of all documents prepared to be filed, which documents shall be subject to the review of such underwriters and such Holders and their respective counsel, (y) make such changes in such documents concerning the Holders prior to the filing thereof as such Holders, or their counsel, may reasonably request and (z) except in the case of a Registration under Section 3.3, not file any Registration Statement or Prospectus or amendments or supplements thereto to which the participating Holders, in such capacity, or the underwriters, if any, shall reasonably object;

(b)
prepare and file with the SEC such amendments and post-effective amendments to such Registration Statement and supplements to the Prospectus as may be (x) reasonably requested by any participating Holder with Registrable Securities covered by such Registration Statement, (y) reasonably requested by any participating Holder (to the extent such request relates to information relating to such Holder), or (z) necessary to keep such Registration Statement effective for the period of time required by this Agreement, and comply with provisions of the applicable securities laws with respect to the sale or other disposition of all securities covered by such Registration Statement during such period in accordance with the intended method or methods of disposition by the sellers thereof set forth in such Registration Statement;

(c)	notify the participating Holders and the managing underwriter or underwriters, if any, and (if requested) confirm such notice in writing and provide copies of the relevant documents, as soon as reasonably practicable after notice thereof is received by the Company (a) when the applicable Registration Statement or any amendment thereto has been filed or becomes effective, and when the applicable Prospectus or any amendment or supplement thereto has been filed, (b) of any written comments by the SEC, or any request by the SEC or other federal or state governmental authority for amendments or supplements to such Registration Statement or such Prospectus, or for additional information (whether before or after the effective date of the Registration Statement) or any other correspondence with the SEC relating to, or which may affect, the Registration, (c) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or any order by the SEC or any other regulatory authority preventing or suspending the use of any preliminary or final Prospectus or the initiation or threatening of any proceedings for such purposes, (d) if, at any time, the representations and warranties of the Company in any applicable underwriting agreement cease to be true and correct in all material respects and (e) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;
(d)
promptly notify each selling Holder and the managing underwriter or underwriters, if any, when the Company becomes aware of the happening of any event as a result of which the applicable Registration Statement or the Prospectus included in such Registration Statement (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of such Prospectus or any preliminary Prospectus, in light of the circumstances under which they were made) not misleading, when any Issuer Free Writing Prospectus includes information that may conflict with the information contained in the Registration Statement, or, if for any other reason it shall be necessary during such time period to amend or supplement such Registration Statement or Prospectus in order to comply with the Securities Act and, as promptly as reasonably practicable thereafter, prepare and file with the SEC, and furnish without charge to the selling Holders and the managing underwriter or underwriters, if any, an amendment or supplement to such Registration Statement or Prospectus, which shall correct such misstatement or omission or effect such compliance;

(e)
to the extent the Company is eligible under the relevant provisions of Rule 430B under the Securities Act, if the Company files any Shelf Registration Statement, the Company shall include in such Shelf Registration Statement such disclosures as may be required by Rule 430B under the Securities Act (referring to the unnamed selling security holders in a generic manner by identifying the initial offering of the securities to the Holders) in order to ensure that the Holders may be added to such Shelf Registration Statement at a later time through the filing of a Prospectus supplement rather than a post-effective amendment;

(f)	to prevent, or obtain the withdrawal of, any stop order or other order or notice preventing or suspending the use of any preliminary or final Prospectus;
(g)
promptly incorporate in a Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment such information as the managing underwriter or underwriters and the participating Requisite Investors agree should be included therein relating to the plan of distribution with respect to such Registrable Securities; and make all required filings of such Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment as soon as reasonably practicable after being notified of the matters to be incorporated in such Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment;

(h)
furnish to each selling Holder and each underwriter, if any, without charge, as many conformed copies as such Holder or underwriter may reasonably request of the applicable Registration Statement and any amendment or post-effective amendment or supplement thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

(i)	deliver to each selling Holder and each underwriter, if any, without charge, as many copies of the applicable Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto and such other documents as such Holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities by such Holder or underwriter (it being understood that the Company shall consent to the use of such Prospectus or any amendment or supplement thereto by each of the selling Holders and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto);
(j)
on or prior to the date on which the applicable Registration Statement becomes effective, use its reasonable best efforts to register or qualify, and cooperate with the selling Holders, the managing underwriter or underwriters, if any, and their respective counsel, in connection with the Registration or qualification of such Registrable Securities for offer and sale under the securities or “Blue Sky” laws of each state and other jurisdiction as any such selling Holder or managing underwriter or underwriters, if any, or their respective counsel reasonably request in writing and do any and all other acts or things reasonably necessary or advisable to keep such Registration or qualification in effect for such period as required by Section 3.1 or Section 3.2, as applicable, provided that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to taxation or general service of process in any such jurisdiction where it is not then so subject;

(k)
cooperate with the selling Holders and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request prior to any sale of Registrable Securities to the underwriters;

(l)
to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities;

(m)
make such representations and warranties to the Holders being registered, and the underwriters or agents, if any, in form, substance and scope as are customarily made by issuers in public offerings similar to the offering then being undertaken;

(n)
enter into such customary agreements (including underwriting and indemnification agreements) and take all such other actions as the participating Requisite Investors or the managing underwriter or underwriters, if any, reasonably request in order to expedite or facilitate the Registration and disposition of such Registrable Securities;

(o)
obtain for delivery to the Holders being registered and to the underwriter or underwriters, if any, an opinion or opinions from counsel for the Company dated the most recent effective date of the Registration Statement or, in the event of an Underwritten Public Offering, the date of the closing under the underwriting agreement, in customary form, scope and substance, which opinions shall be reasonably satisfactory to such Holders or underwriters, as the case may be, and their respective counsel;

(p)
in the case of an Underwritten Public Offering, obtain for delivery to the Company and the managing underwriter or underwriters, with copies to the Holders included in such Registration or sale, a comfort letter from the Company’s independent certified public accountants or independent auditors (and, if necessary, any other independent certified public accountants or independent auditors of any subsidiary of the Company or any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement) in customary form and covering such matters of the type customarily covered by comfort letters as the managing underwriter or underwriters reasonably request, dated the date of execution of the underwriting agreement and brought down to the closing under the underwriting agreement;

(q)
cooperate with each seller of Registrable Securities and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA;

(r)
to comply with all applicable securities laws and, if a Registration Statement was filed, make available to its security holders, as soon as reasonably practicable, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

(s)	provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the applicable Registration Statement;
(t)
to cause all Registrable Securities covered by the applicable Registration Statement to be listed on each securities exchange on which any of the Company’s equity securities are then listed or quoted and on each inter-dealer quotation system on which any of the Company’s equity securities are then quoted.

(u)
make available upon reasonable notice at reasonable times and for reasonable periods for inspection by a representative appointed by the participating Requisite Investors, by any underwriter participating in any disposition to be effected pursuant to such Registration Statement and by any attorney, accountant or other agent retained by such Holders or any such underwriter, all pertinent financial and other records and pertinent corporate documents and properties of the Company, and cause all of the Company’s officers, directors and employees and the independent public accountants who have certified its financial statements to make themselves available to discuss the business of the Company and to supply all information reasonably requested by any such Person in connection with such Registration Statement;

(v)
in the case of an Underwritten Public Offering, cause the senior executive officers of the Company to participate in the customary “road show” presentations that may be reasonably requested by the managing underwriter or underwriters in any such offering and otherwise to facilitate, cooperate with, and participate in each proposed offering contemplated herein and customary selling efforts related thereto;

(w)	take no direct or indirect action prohibited by Regulation M under the Exchange Act;
(x)
take all reasonable action to ensure that any Issuer Free Writing Prospectus utilized in connection with any Registration complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related Prospectus, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(y)
take all such other commercially reasonable actions as are necessary or advisable in order to expedite or facilitate the disposition of such Registrable Securities in accordance with the terms of this Agreement.

Section 3.5.2. Company Information Requests. The Company may require each seller of Registrable Securities as to which any Registration or sale is being effected to furnish to the Company such information regarding the distribution of such securities and such other information relating to such Holder and its ownership of Registrable Securities as the Company may from time to time reasonably request in writing and the Company may exclude from such Registration or sale the Registrable Securities of any such Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request. Each Holder agrees to furnish such information to the Company and to cooperate with the Company as reasonably necessary to enable the Company to comply with the provisions of this Agreement.
Section 3.5.3. Discontinuing Registration. Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.5.1(d), such Holder will discontinue disposition of Registrable Securities pursuant to such Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3.5.1(d), or until such Holder is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus, or any amendments or supplements thereto, and if so directed by the Company, such Holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period during which the applicable Registration Statement is required to be maintained effective shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement either receives the copies of the supplemented or amended Prospectus contemplated by Section 3.5.1(d) or is advised in writing by the Company that the use of the Prospectus may be resumed.
Section 3.6. Underwritten Offerings.
Section 3.6.1. Shelf and Demand Registrations. If requested by the underwriters for any Underwritten Public Offering, pursuant to a Registration or sale under Sections 3.1 or 3.2, the Company shall enter into an underwriting agreement with such underwriters, such agreement to be reasonably satisfactory in substance and form to each of the Company, the participating Requisite Investors and the underwriters, and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of that type, including indemnities no less favorable to the recipient thereof than those provided in Section 3.9. The Holders of the Registrable Securities proposed to be distributed by such underwriters shall cooperate with the Company in the negotiation of the underwriting agreement and shall give consideration to the reasonable suggestions of the Company regarding the form thereof, and such Holders shall complete and execute all questionnaires, powers of attorney and other documents reasonably requested by the underwriters and required under the terms of such underwriting arrangements. Any such Holder shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder, such Holder’s title to the Registrable Securities, such Holder’s intended method of distribution and any other representations to be made by the Holder as are generally prevailing in agreements of that type, and the aggregate amount of the liability of such Holder under such agreement shall not exceed such Holder’s proceeds from the sale of its Registrable Securities in the offering, net of underwriting discounts and commissions but before expenses.
Section 3.6.2. Piggyback Registrations. If the Company proposes to register or sell any of its securities under the Securities Act as contemplated by Section 3.3 and such securities are to be distributed through one or more underwriters, the Company shall, if requested by any Holder pursuant to Section 3.3 and, subject to the provisions of Section 3.3.2, use its reasonable best efforts to arrange for such underwriters to include on the same terms and conditions that apply to the other sellers in such Registration or sale all the Registrable Securities to be offered and sold by such Holder among the securities of the Company to be distributed by such underwriters in such Registration or sale. The Holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters and shall complete and execute all questionnaires, powers of attorney and other documents reasonably requested by the underwriters and required under the terms of such underwriting arrangements. Any such Holder shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder, such Holder’s title to the Registrable Securities, such Holder’s intended method of distribution and any other representations to be made by the Holder as are generally prevailing in agreements of that type, and the aggregate amount of the liability of such Holder shall not exceed such Holder’s proceeds from the sale of its Registrable Securities in the offering, net of underwriting discounts and commissions but before expenses.
Section 3.6.3. Selection of Underwriters; Selection of Counsel. In the case of an Underwritten Public Offering under Sections 3.1 or 3.2, the managing underwriter or underwriters to administer the offering shall be determined by the Investors, or, if not participating, by any other Requisite Investor; provided that such underwriter or underwriters shall be reasonably acceptable to the Company. In the case of an Underwritten Public Offering under Section 3.3, the managing underwriter or underwriters to administer the offering shall be determined by the Company; provided that such underwriter or underwriters shall be reasonably acceptable to the Holders of a majority of the Registrable Securities being sold. In the case of an

Underwritten Public Offering under Sections 3.1, 3.2 or 3.3, legal counsel for Investors and legal counsel for the other Holders shall be selected by participating Investors or Holders, respectively, in each case holding a majority of the Registrable Securities proposed to be included in the Public Offering.
Section 3.7. No Inconsistent Agreements; Additional Rights. Neither the Company nor any of its subsidiaries shall hereafter enter into, and neither the Company nor any of its subsidiaries is currently a party to, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders by this Agreement. Neither the Company nor any of its subsidiaries shall enter into any agreement granting registration or similar rights to any Person, and the Company hereby represents and warrants that, as of the date hereof, no registration or similar rights have been granted to any other Person other than pursuant to this Agreement.
Section 3.8. Registration Expenses. All expenses incident to the Company’s performance of or compliance with this Agreement shall be paid by the Company, including (i) all registration and filing fees, and any other fees and expenses associated with filings required to be made with the SEC or FINRA, (ii) all fees and expenses in connection with compliance with any securities or “Blue Sky” laws (including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, duplicating, word processing, messenger, telephone, facsimile and delivery expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses), (iv) all fees and disbursements of counsel for the Company and of all independent certified public accountants or independent auditors of the Company and any subsidiaries of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance), (v) Securities Act liability insurance or similar insurance if the Company so desires or the underwriters so require in accordance with then-customary underwriting practice, (vi) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange or quotation of the Registrable Securities on any inter-dealer quotation system, (vii) all reasonable fees and disbursements of legal counsel for the Requisite Investors and one counsel for other Holders (in the case of such other Holders, up to a maximum of fifty thousand dollars ($50,000) per Public Offering), (vii) all fees and expenses of any special experts or other Persons retained by the Company in connection with any Registration or sale, (ix) all of the Company’s internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties) and (x) all expenses related to the “road show” for any Underwritten Public Offering (including the reasonable out-of-pocket expenses of the Holders and underwriters, if so requested. All such expenses are referred to herein as “Registration Expenses”. The Company shall not be required to pay any fees and disbursements to underwriters not customarily paid by the issuers of securities in an offering similar to the applicable offering, including underwriting discounts and commissions and transfer taxes, if any, attributable to the sale of Registrable Securities.
Section 3.9. Indemnification.
Section 3.9.1. Indemnification by the Company. The Company shall indemnify and hold harmless, to the full extent permitted by law, each Holder, each shareholder, member, limited or general partner of such Holder, each shareholder, member, limited or general partner of each such shareholder, member, limited or general partner, each of their respective Affiliates, officers, directors, shareholders, employees, advisors, and agents and each Person who controls (within the meaning of the Securities Act or the Exchange Act) such Persons and each of their respective Representatives from and against any and all losses, penalties, judgments, suits, costs, claims, damages, liabilities and expenses, joint or several (including reasonable costs of investigation and legal expenses) (each, a “Loss” and collectively “Losses”) arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Securities are registered or sold under the Securities Act (including any final, preliminary or summary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein) or any other disclosure document produced by or on behalf of the Company or any of its subsidiaries including any report and other document filed under the Exchange Act, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus or preliminary Prospectus, in light of the circumstances under which they were made) not misleading or (iii) any violation or alleged violation by the Company or any of its subsidiaries of any federal, state, foreign or common law rule or regulation applicable to the Company or any of its subsidiaries and relating to action or inaction in connection with any such registration, disclosure document or other document or report; provided, that no selling Holder shall be entitled to indemnification pursuant to this Section 3.9.1 in respect of any untrue statement or omission contained in any information relating to such selling Holder furnished in writing by such selling Holder to the Company specifically for inclusion in a Registration Statement and used by the Company in conformity therewith (such information, “Selling Stockholder Information”). This indemnity shall be in addition to any liability the Company may otherwise have. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any indemnified party and shall survive the Transfer of such securities by such Holder and regardless of any indemnity agreed to in the underwriting agreement that is less favorable to the Holders. The Company shall also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above (with appropriate modification) with respect to the indemnification of the indemnified parties.
Section 3.9.2. Indemnification by the Selling Holders. Each selling Holder agrees (severally and not jointly) to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act or the Exchange Act) from and against any Losses resulting from (i) any untrue statement of a material fact in any Registration Statement under which such Registrable Securities were registered or sold under the Securities Act (including any final, preliminary or summary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein) or (ii) any omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus or preliminary Prospectus, in light of the circumstances under which they were made) not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission is contained in such selling Holder’s Selling Stockholder Information. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the proceeds from the sale of its Registrable Securities in the offering giving rise to such indemnification obligation, net of underwriting discounts and commissions but before expenses, less any amounts paid by such Holder pursuant to Section 3.9.4 and any amounts paid by such Holder as a result of liabilities incurred under the underwriting agreement, if any, related to such sale.
Section 3.9.3. Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that any delay or failure to so notify the indemnifying party shall relieve the indemnifying party of its obligations hereunder only to the extent, if at all, that it is actually and materially prejudiced by reason of such delay or failure) and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any Person entitled to indemnification hereunder shall have the right to select and employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (i) the indemnifying party has agreed in writing to pay such fees or expenses, (ii) the indemnifying party shall have failed to assume the defense of such claim within a reasonable time after receipt of notice of such claim from the Person entitled to indemnification hereunder and employ counsel reasonably satisfactory to such Person, (iii) the indemnified party has reasonably concluded (based upon advice of its counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, or (iv) in the reasonable judgment of any such Person (based upon advice of its counsel) a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). If the indemnifying party assumes the defense, the indemnifying party shall not have the right to settle such action without the consent of the indemnified party. No indemnifying party shall consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of an unconditional release from all liability in respect to such claim or litigation without the prior written consent of such indemnified party. If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its prior written consent, but such consent may not be unreasonably withheld. It is understood that the indemnifying party or parties shall not, except as specifically set forth in this Section 3.9.3, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements or other charges of more than one separate firm admitted to practice in such jurisdiction at any one time unless (x) the employment of more than one counsel has been authorized in writing by the indemnifying party or parties, (y) an indemnified party has reasonably concluded (based on the advice of counsel) that there may be legal defenses available to it that are different from or in addition to those available to the other indemnified parties or (z) a conflict or potential conflict exists or may exist (based upon advice of counsel to an indemnified party) between such indemnified party and the other indemnified parties, in each of which cases the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels.
Section 3.9.4. Contribution. If for any reason the indemnification provided for in Section 3.9.1 and Section 3.9.2 is unavailable to an indemnified party or insufficient in respect of any Losses referred to therein (other than as a result of exceptions or limitations on indemnification contained in Section 3.9.1 and Section 3.9.2), then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party or parties on the other hand in connection with the acts, statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. In connection with any Registration Statement filed with the SEC by the Company, the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 3.9.4 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 3.9.4. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The amount paid or payable by an indemnified party as a result of the Losses referred to in Sections 3.9.1 and 3.9.2 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 3.9.4, in connection with any Registration Statement filed by the Company, a selling Holder shall not be required to contribute any amount in excess of the dollar amount of the proceeds from the sale of its Registrable Securities in the offering giving rise to such contribution obligation, net of underwriting discounts and commissions but before expenses, less any amounts paid by such Holder pursuant to Section 3.9.2 and any amounts paid by such Holder as a result of liabilities incurred under the underwriting agreement, if any, related to such sale. If indemnification is available under this Section 3.9, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Sections 3.9.1 and 3.9.2 hereof without regard to the provisions of this Section 3.9.4. The remedies provided for in this Section 3.9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.
Section 3.10. Rules 144 and 144A and Regulation S. The Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Holder, make publicly available such necessary information for so long as necessary to permit sales that would otherwise be permitted by this Agreement pursuant to Rule 144, Rule 144A or Regulation S under the Securities Act, as such rules may be amended from time to time or any similar rule or regulation hereafter adopted by the SEC), and it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without Registration under the Securities Act in transactions that would otherwise be permitted by this Agreement and within the limitation of the exemptions provided by (i) Rule 144, Rule 144A or Regulation S under the Securities Act, as such rules may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements and, if not, the specifics thereof.

Section 3.11. Existing Registration Statements. Notwithstanding anything herein to the contrary and subject to applicable law and regulation, the Company may satisfy any obligation hereunder to file a Registration Statement or to have a Registration Statement become effective by a specified date by designating, by notice to the Holders, a Registration Statement that previously has been filed with the SEC or become effective, as the case may be, as the relevant Registration Statement for purposes of satisfying such obligation, and all references to any such obligation shall be construed accordingly; provided that such previously filed Registration Statement may be, and is, amended or, subject to applicable securities laws, supplemented to add the number of Registrable Securities, and, to the extent necessary, to identify as selling stockholders those Holders demanding the filing of a Registration Statement pursuant to the terms of this Agreement. To the extent this Agreement refers to the filing or effectiveness of other Registration Statements, by or at a specified time and the Company has, in lieu of then filing such Registration Statements or having such Registration Statements become effective, designated a previously filed or effective Registration Statement as the relevant Registration Statement for such purposes, in accordance with the preceding sentence, such references shall be construed to refer to such designated Registration Statement, as amended or supplemented in the manner contemplated by the immediately preceding sentence.
ARTICLE IV

MISCELLANEOUS
Section 4.1. Authority: Effect. Each party hereto represents and warrants to and agrees with each other party that the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized on behalf of such party and do not violate any agreement or other instrument applicable to such party or by which its assets are bound. This Agreement does not, and shall not be construed to, give rise to the creation of a partnership among any of the parties hereto, or to constitute any of such parties members of a joint venture or other association. The Company and its subsidiaries shall be jointly and severally liable for all obligations of each such party pursuant to this Agreement.
Section 4.2. Notices. Any notices, requests, demands and other communications required or permitted in this Agreement shall be effective if in writing and (i) delivered personally, (ii) sent by facsimile or e-mail, or (iii) sent by overnight courier, in each case, addressed as follows:
If to the Company to:

The Duckhorn Portfolio, Inc.
1201 Dowdell Lane
Saint Helena, CA 94574
Email: ssullivan@duckhorn.com and legal@duckhorn.com
Attn: Sean Sullivan

with a copy to:

Ropes & Gray LLP
Three Embarcadero Center
San Francisco, CA 94111-4006
Fax: (415) 315-4823
Email: thomas.holden@ropesgray.com
Attn: Thomas Holden

If to Mallard Holdco LLC to:
c/o TSG Consumer Partners LLC
1100 Larkspur Landing Circle, Suite 360
Larkspur, CA 94939
Fax: (415) 217-2350
Email: johara@tsgconsumer.com
Attn: Jamie O’Hara

with a copy to:

Ropes & Gray LLP
Prudential Tower, 800 Boylston Street
Boston, MA 02199-3600 Fax:
(617) 951-7050
Email: christopher.comeau@ropesgray.com and charles.boer@ropesgray.com
Attn: Christopher D. Comeau and Charles F. Boer

If to Brown-Forman Corporation to:

Brown-Forman Corporation
850 Dixie Highway
Louisville, KY 40210
Email: mike_carr@b-f.com
Attn: Michael Carr

with a copy to:

Gibson, Dunn & Crutcher LLP
200 Park Avenue
New York, New York 10166-0193
Attention: Andrew Fabens
E-mail: afabens@gibsondunn.com
Notice to the holder of record of any Registrable Securities shall be deemed to be notice to the holder of such securities for all purposes hereof.
Unless otherwise specified herein, such notices or other communications shall be deemed effective (i) on the date received, if personally delivered, (ii) on the date received if delivered by facsimile or e-mail on a Business Day, or if not delivered on a Business Day, on the first Business Day thereafter and (iii) three (3) Business Days after being sent by overnight courier. Each of the parties hereto shall be entitled to specify a different address by giving notice as aforesaid to each of the other parties hereto.
Section 4.3. Termination and Effect of Termination. This Agreement shall terminate upon the date on which no Holder holds any Registrable Securities, except for the provisions of Sections 3.9 and 3.10, which shall survive any such termination. No termination under this Agreement shall relieve any Person of liability for breach or Registration Expenses incurred prior to termination. In the event this Agreement is terminated, each Person entitled to indemnification rights pursuant to Section 3.9 hereof shall retain such indemnification rights with respect to any matter that (i) may be an indemnified liability thereunder and (ii) occurred prior to such termination.
Section 4.4. Permitted Transferees. The rights of a Holder hereunder may be assigned (but only with all related obligations as set forth below) in connection with a Transfer of Registrable Securities to a Permitted Transferee of that Holder. Without prejudice to any other or similar conditions imposed hereunder with respect to any such Transfer, no assignment permitted under the terms of this Section 4.4 will be effective unless the Permitted Transferee to which the assignment is being made, if not a Holder, has delivered to the Company a written acknowledgment and agreement in form and substance reasonably satisfactory to the Company that the Permitted Transferee will be bound by, and will be a party to, this Agreement. A Permitted Transferee to whom rights are transferred pursuant to this Section 4.4 may not again transfer those rights to any other Permitted Transferee, other than as provided in this Section 4.4.
Section 4.5. Remedies. The parties to this Agreement shall have all remedies available at law, in equity or otherwise in the event of any breach or violation of this Agreement or any default hereunder. The parties acknowledge and agree that in the event of any breach of this Agreement, in addition to any other remedies that may be available, each of the parties hereto shall be entitled to specific performance of the obligations of the other parties hereto and, in addition, to such other equitable remedies (including preliminary or temporary relief) as may be appropriate in the circumstances. No delay of or omission in the exercise of any right, power or remedy accruing to any party as a result of any breach or default by any other party under this Agreement shall impair any such right, power or remedy, nor shall it be construed as a waiver of or acquiescence in any such breach or default, or of any similar breach or default occurring later; nor shall any such delay, omission nor waiver of any single breach or default be deemed a waiver of any other breach or default occurring before or after that waiver.
Section 4.6. Amendments. This Agreement may not be orally amended, modified, extended or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be amended, modified, extended or terminated, and the provisions hereof may be waived, only by an agreement in writing signed by the Company, and each of the Requisite Investors (after giving effect to the proviso in the definition thereof) that then hold Registrable Securities; provided, however, that any amendment, modification, extension or termination that disproportionately and adversely affects any Holder shall require the prior written consent of such Holder. Each such amendment, modification, extension or termination shall be binding upon each party hereto. In addition, each party hereto may waive any right hereunder by an instrument in writing signed by such party.
Section 4.7. Governing Law. This Agreement and all claims arising out of or based upon this Agreement or relating to the subject matter hereof shall be governed by and construed in accordance with the domestic substantive laws of the State of New York without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.
Section 4.8. Consent to Jurisdiction. Each party to this Agreement, by its execution hereof, (i) hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of New York for the purpose of any action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon this Agreement or relating to the subject matter hereof, (ii) hereby waives to the extent not prohibited by applicable law, and agrees not to assert, and agrees not to allow any of its subsidiaries to assert, by way of motion, as a defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such proceeding brought in one of the above-named courts is improper, or that this Agreement or the subject matter hereof or thereof may not be enforced in or by such court and (iii) hereby agrees not to commence or maintain any action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon this Agreement or relating to the subject matter hereof or thereof other than before one of the above-named courts nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation to any court other than one of the above-named courts whether on the grounds of inconvenient forum or otherwise. Notwithstanding the foregoing, to the extent that any party hereto is or becomes a party in any litigation in connection with which it may assert indemnification rights set forth in this Agreement, the court in which such litigation is being heard shall be deemed to be included in clause (i) above. Notwithstanding the foregoing, any party to this Agreement may commence and maintain an action to enforce a judgment of any of the above-named courts in any court of competent jurisdiction. Each party hereto hereby consents to service of process in any such proceeding in any manner permitted by New York law, and agrees that service of process by registered or certified mail, return receipt requested, at its address specified pursuant to Section 4.2 hereof is reasonably calculated to give actual notice.
Section 4.9. WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH PARTY HERETO HEREBY WAIVES AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE OR ACTION, CLAIM, CAUSE OF ACTION OR SUIT (IN CONTRACT, TORT OR OTHERWISE), INQUIRY, PROCEEDING OR INVESTIGATION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE TRANSACTIONS CONTEMPLATED HEREBY, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING. EACH PARTY HERETO ACKNOWLEDGES THAT IT HAS BEEN INFORMED BY THE OTHER PARTIES HERETO THAT THIS SECTION 4.9 CONSTITUTES A MATERIAL INDUCEMENT UPON WHICH THEY ARE RELYING

AND WILL RELY IN ENTERING INTO THIS AGREEMENT. ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 4.9 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH SUCH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.
Section 4.10. Entire Agreement; Merger; Binding Effect, Etc. Upon the effectiveness of this Agreement, the Prior Agreement shall be deemed amended and restated and superseded and replaced in its entirety by this Agreement, and shall be of no further force or effect. This Agreement constitutes the entire agreement of the parties with respect to its subject matter, supersedes all prior or contemporaneous oral or written agreements or discussions with respect to such subject matter, and shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective heirs, representatives, successors and permitted assigns. Except as otherwise expressly provided herein, no Holder or other party hereto may assign any of its respective rights or delegate any of its respective obligations under this Agreement without the prior written consent of the other parties hereto, and any attempted assignment or delegation in violation of the foregoing shall be null and void.
Section 4.11. Counterparts; Electronic Signature. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one instrument. This Agreement may be executed electronically (including by means of .pdf or similar graphic reproduction format or by means of digital signature software, e.g. DocuSign or Adobe Sign) and delivered by e-mail or other similar means of electronic transmission, and any electronic signature shall constitute an original for all purposes.
Section 4.12. Severability. In the event that any provision hereof would, under applicable law, be invalid or unenforceable in any respect, such provision shall be construed by modifying or limiting it so as to be valid and enforceable to the maximum extent compatible with, and possible under, applicable law. The provisions hereof are severable, and in the event any provision hereof should be held invalid or unenforceable in any respect, it shall not invalidate, render unenforceable or otherwise affect any other provision hereof.
Section 4.13. No Recourse. Notwithstanding anything that may be expressed or implied in this Agreement, the Company and each Holder covenant, agree and acknowledge that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement shall be had against any current or future director, officer, employee, general or limited partner or member of any Holder or of any Affiliate or assignee thereof, as such, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any current or future officer, agent or employee of any Holder or any current or future member of any Holder or any current or future director, officer, employee, partner or member of any Holder or of any Affiliate or assignee thereof, as such, for any obligation of any Holder under this Agreement or any documents or instruments delivered in connection with this Agreement for any claim based on, in respect of or by reason of such obligations or their creation.
[Signature pages follow]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement as of the date first above written.
Company:
THE DUCKHORN PORTFOLIO, INC.

By:	/s/ Deirdre Mahlan
Name: Deirdre Mahlan
Title: Interim President, Chief Executive Officer and Chairperson
Investors:
MALLARD HOLDCO, LLC

By:	/s/ James O’Hara
Name: James O’Hara
Title: Authorized Signatory
BROWN-FORMAN CORPORATION

By:	/s/ Lawson E. Whiting
Name: Lawson E. Whiting
Title: President & Chief Executive Officer
[Signature Page to Registration Rights Agreement]

Annex F
EXECUTION VERSION
TRANSFER RESTRICTION AGREEMENT
This TRANSFER RESTRICTION AGREEMENT (this “Agreement”), dated November 16, 2023, is made and entered into by and among Brown-Forman Corporation, a Delaware corporation (“Brown-Forman”) and Mallard Holdco, LLC, a Delaware limited liability company (“Mallard” and together with Brown-Forman, the “Parties”). Except as otherwise provided herein, any capitalized term used but not defined herein shall have the meaning given to such term in the Merger Agreement (as defined below).
RECITALS
WHEREAS, concurrently with the execution and delivery of this Agreement, Brown-Forman is entering into that certain Agreement and Plan of Merger, dated as of November 16, 2023, by and among Brown-Forman, The Duckhorn Portfolio Company, Inc., a Delaware corporation (the “Company”), Auguste Merger Sub, Inc., a corporation and a wholly owned subsidiary of the Company, and Sonoma-Cutrer Vineyards, Inc., a California corporation (the “Merger Agreement”);
WHEREAS, Mallard is the current record and Beneficial Owner of certain shares of the Company’s common stock, par value $0.01 per share (“Company Common Stock”);
WHEREAS, pursuant to the Merger Agreement, at the Closing the Company will issue certain shares of Company Common Stock to Brown-Forman; and
WHEREAS, Mallard will receive substantial benefits from the consummation of the transactions contemplated by the Merger Agreement, and is executing and delivering this Agreement as a material inducement for Brown-Forman to execute the Merger Agreement and consummate the transactions contemplated thereby.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Parties hereby agree as follows:
ARTICLE I
DEFINITIONS
Section 1.1 Effective Date. This Agreement shall become effective upon the Closing.
Section 1.2 Certain Defined Terms. Capitalized terms used in this Agreement and not defined elsewhere in this Agreement are defined below.
“Affiliate” means, with respect to any Person, (a) any other Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such first Person, and (b) any investment fund advised or managed by, or under common control or management with, such first Person. As used in this definition, the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise, and the terms “controlled” and “controlling” have meanings correlative thereto.
“Beneficially Own” means “beneficially own” as such term is defined in Rule 13d-3 of the rules and regulations under the Exchange Act. “Beneficial Owner” and “Beneficially Owned” shall have the correlative meanings.
“Blind-Bid Block Trade” means a secondary sale of Company Securities by Mallard as a blind bid block trade, which is an offering that has the following characteristics: (i) bids are solicited from one or more broker dealers prior to the closing of the market trading hours on a particular trading day, (ii) the bid package presented to such broker dealers has limited information, including items such as a prospectus supplement, a draft underwriting agreement and a draft comfort letter, in each case, if applicable, (iii) bids are due on or about the closing of market hours on such trading day, and (iv) the sale to the broker dealer is announced following such bid deadline, and the broker dealer seeks to resell such shares at a fixed or variable price.

“Closing” has the meaning given in the Merger Agreement.
“Company Securities” means Company Common Stock and any other securities representing the share capital of the Company.
“DIK” means any distribution-in-kind of Company Securities by Mallard to its direct or indirect members.
“Permitted Transferee” means, with respect to Mallard, any Affiliate of Mallard.
“Person” means any individual, corporation, partnership, limited liability company, limited liability partnership, syndicate, person, trust, association, organization or other entity, and including any successor, by merger or otherwise, of any of the foregoing.
“Prospectus” means (i) the prospectus included in any Registration Statement, all amendments and supplements to such prospectus, including post-effective amendments and supplements, and all other material incorporated by reference in such prospectus, and (ii) any issuer free writing prospectus, as defined in Rule 433 under the Securities Act.
“Public Offering” means the offer and sale of Company Securities for cash pursuant to an effective Registration Statement under the Securities Act (other than a Registration Statement on Form S-4 or Form S-8 or any successor form).
“Registration Statement” means any registration statement of the Company filed with, or to be filed with, the SEC under the Securities Act, including the related Prospectus, amendments and supplements to such registration statement, including pre- and post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement other than a registration statement (and related Prospectus) filed on Form S-4 or Form S-8 or any successor form thereto.
“Transfer” means, with respect to any Company Securities, any sale (including forward or derivative agreements), assignment or other voluntary transfer or disposition of such Company Securities and/or any right (including voting rights, governance rights or economic rights), title or interest therein or thereto, to any Person, directly or indirectly, in one or a series of related transactions; provided, that, for the avoidance of doubt, the exercise by a bona fide lender of any pledge or encumbrance or other involuntary forfeiture or disposition of Company Securities shall not constitute a “Transfer.” “Transferred,” “Transfer” used as a verb, “Transferor” and “Transferee” shall have the correlative meanings.
“Underwritten Offering” means an underwritten Public Offering, including any bought deal or block sale to a financial institution conducted as an underwritten Public Offering.
ARTICLE II
TRANSFER OF COMPANY SECURITIES
Section 2.1 Right of First Offer.
(a) If at any time after the Closing, Mallard proposes to Transfer any Company Securities pursuant to an Underwritten Offering or a Blind-Bid Block Trade, Mallard shall deliver written notice (the “ROFO Notice”) to Brown-Forman stating Mallard’s intention to effect such a Transfer and the maximum number of Company Securities it is willing to sell in such Transfer (the “Offered Securities”). Upon receipt of a ROFO Notice, Brown-Forman shall have the option, exercisable by delivering written notice to Mallard within 24 hours of receipt of the ROFO Notice, to offer to purchase any or all of the Offered Securities (such offer, the “BF Offer” and such notice, the “BF Offer Notice”), which notice must set forth the price per Offered Security (“BF Offer Price”) and the number of such Offered Securities Brown-Forman is willing to purchase. The BF Offer Notice may not impose any conditions on the BF Offer other than obtaining applicable governmental consents, and may not impose any requirement on Mallard to agree to any post-closing covenants (including restrictive covenants). The 10 Business Day period following such 24-hour period shall be referred to herein as the “First Offer Window.”
(b) Any BF Offer shall remain open during the First Offer Window with respect to the Offered Securities and shall expire upon the expiration of the First Offer Window, and may be exercised only by Mallard. Upon receipt of a BF Offer Notice, Mallard may (i) sell all or a portion (the “ROFO Portion”) of the Offered Securities to BF (up to the maximum amount set forth in the BF Offer Notice) at the BF Offer Price in accordance with Section 2.1(c) (a “BF ROFO Sale”); or (ii) effect a Blind-Bid Block Trade or

Underwritten Offering of all or a portion of the Offered Securities in accordance with Section 2.1(d). Mallard shall inform BF of its decision by written notice during the First Offer Window (the “Mallard Decision Notice”), including, with respect to any BF ROFO Sale, the number of Offered Securities constituting the ROFO Portion. The Mallard Decision Notice may not impose any conditions on the BF ROFO Sale other than obtaining applicable governmental consents, and may not impose any requirement on Brown-Forman to agree to any post-closing covenants (including restrictive covenants).
(c) If Mallard elects to effect a BF ROFO Sale by delivering a Mallard Decision Notice during the First Offer Window, upon delivery of such Mallard Decision Notice under this Section 2.1, Brown-Forman and Mallard shall be legally obligated to consummate the BF ROFO Sale contemplated thereby and shall use their commercially reasonable efforts to secure any governmental authorization that are required, to comply as soon as reasonably practicable with all applicable Laws and to take all such other actions and to execute such additional documents as are reasonably necessary or appropriate in connection therewith and to consummate the purchase and sale of the ROFO Portion of the Offered Securities as promptly as practicable.
(d) If BF declines to deliver a BF Offer Notice with respect to any portion of the Offered Securities or Mallard declines to proceed with a BF ROFO Sale with respect to any portion of the Offered Securities in accordance with Section 2.1(b) (any portion referred to in the foregoing clause (which for the avoidance of doubt shall exclude any ROFO Portion sold in a BF ROFO Sale), the “Unpurchased ROFO Securities”), Mallard shall have the right to (i) consummate a Blind-Bid Block Trade of all or a portion of the Unpurchased ROFO Securities at a price per share greater than the BF Offer Price during the First Offer Window, or (ii) consummate an Underwritten Offering of all or a portion of the Unpurchased ROFO Securities at any price per share during the 60 day period following the expiration of the First Offer Window (such 60-day period, the “Underwritten Offering Period”). With respect to any Unpurchased ROFO Securities, if Mallard has not consummated the sale of such Unpurchased ROFO Securities in a Blind-Bid Block Trade by the expiration of the applicable First Offer Window or in an Underwritten Offering by the expiration of the applicable Underwritten Offering Period, then the provisions of this Section 2.1 shall again apply, and Mallard shall not Transfer or offer to Transfer such Company Securities without again complying with this Section 2.1 or Section 2.2, as applicable.
Section 2.2 Second Right of First Offer. If at any time after the Closing, Mallard desires to Transfer any of its Company Securities to any Person, other than pursuant to an Underwritten Offering a Blind-Bid Block Trade, or a Permitted Transfer, Mallard shall deliver to Brown-Forman written notice (the “Second Offer Notice”), stating Mallard’s intention to effect such a Transfer, the number of Company Securities subject to such Transfer (the “Second Offered Securities”), the cash price Mallard proposes to be paid for the Second Offered Securities (the “Second Offer Price”), and the other material terms and conditions of the proposed Transfer (the “Second Offer”). The Second Offer Notice may not impose any conditions other than obtaining applicable governmental consents, and may not impose any requirement on Brown-Forman to agree to any post-closing covenants (including restrictive covenants).
(b) Upon receipt of a Second Offer Notice, Brown-Forman shall have the option to purchase, at the Second Offer Price and otherwise on the terms and conditions described in the Second Offer Notice, all or any portion of the Second Offered Securities. Brown-Forman shall, within 24 hours after receipt of the Second Offer Notice (the “Second Offer Window”), send irrevocable written notice (the “Second ROFO Acceptance Notice”) to Mallard indicating whether it has accepted the Second Offer and, if so, the number of Second Offered Securities to be purchased (the “Second ROFO Portion”), and Brown-Forman shall then be obligated to purchase, and Mallard to sell, the Second ROFO Portion of Second Offered Securities on the terms and conditions set forth in the Second Offer Notice. Brown-Forman shall be deemed to have waived its right to participate in the Second Offer if it fails to deliver a Second ROFO Acceptance Notice before the expiration of the Second Offer Window.
(c) Upon exercise by Brown-Forman of its rights of first offer under this Section 2.2, Brown-Forman and Mallard shall be legally obligated to consummate the purchase contemplated thereby and shall use their commercially reasonable efforts to secure any governmental authorization that are required, to comply as soon as reasonably practicable with all applicable Laws and to take all such other actions and to execute such additional documents as are reasonably necessary or appropriate in connection therewith and to consummate the purchase and sale of the Second ROFO Portion of the Second Offered Securities as promptly as practicable.
(d) If Brown-Forman has not elected to purchase any of the Second Offered Securities pursuant to this Section 2.2 (the portion of Second Offered Securities Brown-Forman has not elected to purchase, the “Unpurchased Second ROFO Securities”), then Mallard shall be free for a period of 60 days after the expiration of the Second Offer Window to enter into definitive agreements to Transfer the Unpurchased Second ROFO Securities to any Person for cash consideration not less than the Second Offer Price; provided, that any such definitive agreement provides for the consummation of such Transfer to take place within 60 days (to be extended as necessary to obtain all required approvals from any governmental entities under any applicable Law) from the date of such definitive agreement.
(e) With respect to any Unpurchased Second ROFO Securities, if Mallard has not entered into a definitive agreement described in Section 2.2(d) within 60 days from the date of the expiration of the Second Offer Window, or Mallard has entered into such an agreement but has not consummated the sale of such securities within 60 days from the date of such definitive agreement (to be extended as necessary to obtain all required approvals from any governmental entities under any applicable Law), then the provisions of this Section 2.2 shall again apply, and Mallard shall not Transfer or offer to Transfer such Company Securities without again complying with Section 2.1 or this Section 2.2, as applicable.
Section 2.3 Permitted Transfers; Distributions in Kind.
(a) Notwithstanding anything in this Agreement to the contrary, Mallard shall be able to Transfer Company Securities to any Permitted Transferee without complying with Section 2.1 or Section 2.2 of this Agreement (a “Permitted Transfer”); provided that concurrently therewith such Affiliate delivers to Brown-Forman a duly executed joinder agreeing to be bound by all terms of this Agreement applicable to Mallard as though it were an original party hereto. In the event of any Permitted Transfer, all references to Mallard herein shall be deemed to include references to the Permitted Transferee in such Permitted Transfer. If any Permitted Transferee to which Mallard Transfers Company Securities pursuant to this Section 2.3 ceases to be a Permitted Transferee of Mallard pursuant to the definition of “Permitted Transferee,” such Person shall reconvey such Company Securities to Mallard immediately before such Person ceases to be a Permitted Transferee of Mallard; provided, that if such change of status is not known until after its occurrence, the former Permitted Transferee of Mallard shall make such Transfer to Mallard as soon as practicable after the former Permitted Transferee of Mallard receives notice thereof.
(b) Notwithstanding anything in this Agreement to the contrary, concurrently with the consummation of any Transfer made in accordance with this Agreement, Mallard may also Transfer, without regard to the procedures in Section 2.1 or Section 2.2, as applicable, additional Company Securities pursuant to a DIK solely pursuant to elections made by the direct or indirect members of Mallard or its Affiliates under the applicable governing documents of Mallard or its Affiliates, provided that in no event shall the total number of Company Securities Transferred pursuant to such DIK constitute more than 20% of the sum of (i) the Company Securities to be Transferred in the underlying Transfer and (ii) the Company Securities Transferred pursuant to such DIK.
Section 2.5 Suspension of Obligation Notwithstanding anything in this Agreement to the contrary, Mallard’s obligations under Section 2.1 and Section 2.2 shall not apply to any proposed Transfer of Company Securities the extent that Brown-Forman would be prohibited from acquiring such Company Securities by Section 5.20 of the Merger Agreement.

ARTICLE III
TERMINATION
Section 3.1 Termination. This Agreement shall automatically terminate, without any notice or other action by any Party, and be void ab initio upon the termination of the Merger Agreement pursuant to Article VIII thereof without a Closing thereunder having occurred and, upon such termination shall be of no further force or effect. In addition, if the Closing occurs, this Agreement shall automatically terminate, without any notice or action by any Party, upon such time after the Closing that Brown-Forman (together with its Affiliates) Beneficially Owns Company Securities representing less than 5% of the issued and outstanding Company Securities.
ARTCILE IV
GENERAL PROVISIONS
Section 4.1 Fees and Expenses. All fees and expenses incurred in connection with or related to this Agreement and the transactions contemplated hereby and thereby shall be paid by the Party incurring such fees or expenses, whether or not such transactions are consummated.
Section 4.2 Amendments and Modification. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed on behalf of each of the Parties in interest at the time of the amendment.
Section 4.3 Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, or if by e-mail, upon written confirmation of receipt by e-mail or otherwise, (b) on the first Business Day following the date of dispatch if delivered utilizing a next-day service by a recognized next-day courier or (c) on the earlier of confirmed receipt or the fifth Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered to the addresses set forth below, or pursuant to such other instructions as may be designated in writing by the Party to receive such notice:
(i)	if to Brown-Forman, to:
c/o Brown-Forman Corporation
850 Dixie Highway
Louisville, KY 40210
Attention: Mike Carr
E-mail: mike_carr@b-f.com

with a copy (which shall not constitute notice) to:

Gibson, Dunn & Crutcher LLP
200 Park Avenue
New York, New York 10166-0193
Attention: David M. Wilf
E-mail: dwilf@gibsondunn.com

(ii)	if to Mallard, to:

Mallard Holdco LLC
c/o TSG Consumer Partners, LLC
1100 Larkspur Landing Circle, Suite 360
Larkspur, California 94939
Attention: Drew Weilbacher
E-mail: dweilbacher@tsgconsumer.com

with a copy (which shall not constitute notice) to:

Ropes & Gray LLP
Prudential Tower, 800 Boylston Street
Boston, MA 02199-3600
Attention: Chris Comeau
E-mail: christopher.comeau@ropesgray.com
Section 4.4 Interpretation. When a reference is made in this Agreement to a Section, Article, Exhibit or Schedule such reference shall be to a Section, Article, Exhibit or Schedule of this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement or in any Exhibit or Schedule are for convenience of reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Any capitalized terms used in any Exhibit or Schedule but not otherwise defined therein shall have the meaning as defined in this Agreement. All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth herein. The word “including” and words of similar import when used in this Agreement will mean “including, without limitation,” unless otherwise specified. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to the Agreement as a whole and not to any particular provision in this Agreement. The term “or” is not exclusive. The word “will” shall be construed to have the same meaning and effect as the word “shall.” References to days mean calendar days unless otherwise specified.
Section 4.5 Entire Agreement. This Agreement (including the Exhibits and Schedules hereto) and the Merger Agreement constitute the entire agreement, and supersede all prior written agreements, arrangements, communications and understandings and all prior and contemporaneous oral agreements, arrangements, communications and understandings among the Parties with respect to the subject matter hereof and thereof. This Agreement shall not be deemed to contain or imply any restriction, covenant, representation, warranty, agreement or undertaking of any Party with respect to the transactions contemplated hereby or thereby other than those expressly set forth herein or therein or in any document required to be delivered hereunder or thereunder, including, without limitation, any implied covenants regarding noncompetition or nonsolicitation, and none shall be deemed to exist or be inferred with respect to the subject matter hereof. Notwithstanding any oral agreement or course of conduct of the Parties or their Representatives to the contrary, no party to this Agreement shall be under any legal obligation to enter into or complete the transactions contemplated hereby unless and until this Agreement shall have been executed and delivered by each of the Parties.
Section 4.6 No Third-Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person other than the Parties and their respective successors and permitted assigns any legal or equitable right, benefit or remedy of any nature under or by reason of this Agreement.
Section 4.7 Governing Law. This Agreement and any claims or causes of action arising out of or relating to this Agreement, the negotiation, execution or performance of this Agreement or the transactions contemplated hereby (whether in contract, in tort, under statute or otherwise) shall be governed by, and interpreted, construed and enforced in accordance with, the internal Laws of the State of Delaware, including its statutes of limitations, without giving effect to any choice or conflict of Laws rules or provisions (whether of the State of Delaware or any other jurisdiction) that would result in the application of the Laws of any jurisdiction other than the State of Delaware.
Section 4.8 Submission to Jurisdiction. Each of the Parties irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement brought by any Party or its successors or assigns against any other Party shall be brought and determined in the Court of Chancery of the State of Delaware, provided that if jurisdiction is not then available in the Court of Chancery of the State of Delaware, then any such legal action or proceeding may be brought in any federal court located in the State of Delaware or any other Delaware state court. Each of the Parties hereby irrevocably submits to the exclusive jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby. Each of the Parties agrees not to commence any action, suit or proceeding relating thereto except in the courts described above in Delaware, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in Delaware as described herein. Each of the Parties further agrees that notice as provided herein shall constitute sufficient service of process and the parties further waive any argument that such service is insufficient. Each of the Parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, (a) any claim that it is not personally subject to the jurisdiction of the courts in Delaware as described herein for any reason, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.
Section 4.9 Assignment; Successors. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise, by any Party without the prior written consent of the non-assigning or delegating Parties hereto, and any such assignment without such prior written consent shall be null and void; provided, however, that no assignment shall limit the assignor’s obligations hereunder. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the Parties and their respective successors and assigns.
Section 4.10 Enforcement. The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, each of the Parties shall be entitled to specific performance of the terms hereof, including an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Court of Chancery of the State of Delaware, the courts of the United States of America for the District of Delaware and appellate courts thereof, this being in addition to any other remedy to which such Party is entitled at law or in equity. Each of the Parties hereby further waives (a) any defense in any action for specific performance that a remedy at law would be adequate and (b) any requirement under any law to post security as a prerequisite to obtaining equitable relief.
Section 4.11 Currency. All references to “dollars” or “$” or “US$” in this Agreement refers to United States dollars, which is the currency used for all purposes in this Agreement.
Section 4.12 Severability. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable Law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.
Section 4.13 Waiver of Jury Trial. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
Section 4.14 Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other party.
Section 4.15 Electronic Signature . This Agreement may be executed electronically (including by means of .pdf or similar graphic reproduction format or by means of digital signature software, e.g. DocuSign or Adobe Sign) and delivered by e-mail or other similar means of electronic transmission, and any electronic signature shall constitute an original for all purposes.
Section 4.16 No Presumption Against Drafting Party. Each of the Parties hereto acknowledges that each Party to this Agreement has been represented by legal counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule of Law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the drafting Party has no application and is expressly waived.

Section 4.17 Prevailing Party. If there shall occur any dispute or proceeding among the Parties relating to this Agreement or the transactions contemplated hereby, the non-prevailing Party shall pay all reasonable costs and expenses (including reasonable attorneys’ fees and expenses) of the prevailing Party.
[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the Parties hereto have entered into this Agreement or have caused this Agreement to be executed as of the date first written above by their respective officers there unto duly authorized.
BROWN-FORMAN CORPORATION

By:	/s/ Lawson E. Whiting
Name: Lawson E. Whiting
Title: President & Chief Executive Officer
[Signature Page to Transfer Restriction Agreement]

MALLARD HOLDCO, LLC

By:	/s/ James O’Hara
Name: James O’Hara
Title: Authorized Signatory
[Signature Page to Transfer Restriction Agreement]

Annex G
Report of Independent Auditors
To the Audit Committee of Brown-Forman Corporation
Opinion
We have audited the combined financial statements of Sonoma-Cutrer Vineyards (the “Company”), which comprise the combined balance sheet as of April 30, 2023, and the related combined statements of operations, net parent investment and cash flows for the year then ended, and the related notes (collectively referred to as the “financial statements”).
In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at April 30, 2023, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.
Basis for Opinion
We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Responsibilities of Management for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.
In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are available to be issued.
Auditor’s Responsibilities for the Audit of the Financial Statements
Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free of material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
In performing an audit in accordance with GAAS, we:
•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•
Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•
Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•
Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•
Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.
/s/ Ernst & Young LLP
Louisville, Kentucky
March 14, 2024

Sonoma-Cutrer Vineyards (a Business of Brown-Forman Corporation)
Combined Statement of Operations
(Dollars in thousands)
Year Ended April 30,	2023
Net sales	$90,910
Cost of sales	48,403
Gross profit	42,507
Advertising expenses	3,150
Selling, general, and administrative expenses	11,814
Other expense (income), net	555
Operating income	26,988
Non-operating postretirement expense	487
Income before income taxes	26,501
Income taxes	6,482
Net income	$20,019
The accompanying notes are an integral part of these Combined Financial Statements

Sonoma-Cutrer Vineyards (a Business of Brown-Forman Corporation)
Combined Balance Sheet
(Dollars in thousands)
April 30,	2023
Assets
Cash	$16
Accounts receivable, net	9,745
Inventories:
Finished goods	9,876
Work in process	26,408
Raw materials and supplies	4,208
Total inventories	40,492
Other current assets	343
Total current assets	50,596
Property, plant, and equipment, net	87,718
Goodwill	36,929
Operating lease right-of use assets	724
Other assets	214
Total assets	$176,181
Liabilities
Accounts payable and accrued expenses	$5,745
Current portion of operating lease liabilities	256
Total current liabilities	6,001
Deferred tax liabilities	13,386
Non-current portion of operating lease liabilities	466
Other liabilities	155
Total liabilities	20,008
Commitments and contingencies
Equity
Net Parent Investment	156,173
Total liabilities and equity	$176,181
The accompanying notes are an integral part of these Combined Financial Statements

Sonoma-Cutrer Vineyards (a Business of Brown-Forman Corporation)
Combined Statement of Cash Flows
(Dollars in thousands)
Year Ended April 30,	2023
Cash flows from operating activities:
Net income	$20,019
Adjustments to reconcile net income to net cash provided by operations:
Depreciation and amortization	5,327
Stock-based compensation expense	73
Deferred income tax benefit	(641)
Other, net	(133)
Changes in assets and liabilities:
Accounts receivable	(241)
Inventories	4,167
Other current assets	(5)
Accounts payable and accrued expenses	(237)
Other operating assets and liabilities	22
Cash provided by operating activities	28,351
Cash flows from investing activities:
Additions to property, plant, and equipment	(3,960)
Other, net	135
Cash used for investing activities	(3,825)
Cash flows from financing activities:
Net transfer to Parent	(24,502)
Other, net	(24)
Cash used for financing activities	(24,526)
Net increase (decrease) in cash	—
Cash, beginning of period	16
Cash, end of period	$16

Supplemental information:
Cash paid for income taxes	$547
Non-cash additions to property, plant, and equipment	$406
The accompanying notes are an integral part of these Combined Financial Statements

Sonoma-Cutrer Vineyards (a Business of Brown-Forman Corporation)
Combined Statement of Net Parent Investment
(Dollars in thousands)
Year Ended April 30,	2023
Net Parent Investment, beginning of period	$160,583
Net income	20,019
Stock-based compensation	73
Net transfer to Parent	(24,502)
Net Parent Investment, end of period	$156,173
The accompanying notes are an integral part of these Combined Financial Statements

Sonoma-Cutrer Vineyards (a Business of Brown-Forman Corporation)
Notes to Combined Financial Statements
(Dollars in thousands)
1. Description of Business
Sonoma-Cutrer Vineyards, headquartered in Windsor, California, produces and markets luxury wine brands. The wine brands consist largely of Chardonnay wines sourced from vineyards in the Russian River Valley and Sonoma Coast regions. Brown-Forman Corporation (“Brown-Forman” or “Parent”) operates the Sonoma-Cutrer Vineyards business through certain of its wholly-owned subsidiaries, including Sonoma-Cutrer Vineyards, Inc.
In these notes, “we,” “us,” “our,” “Sonoma-Cutrer,” and the “Company” refer to the Sonoma-Cuter Vineyards business.
2. Basis of Presentation
The Combined Financial Statements of the Company have been derived from the consolidated financial statements and accounting records of Brown-Forman and have been prepared in conformity with accounting principles generally accepted in the United States (“GAAP”). The Combined Financial Statements may not be indicative of the Company’s future performance and do not necessarily reflect what the financial position, results of operations, and cash flows would have been had it operated as an independent company.
Intracompany transactions have been eliminated. Transactions between the Company and Brown-Forman have been included in these Combined Financial Statements. The aggregate net effect of transactions between the Company and Brown-Forman that have been historically settled other than in cash are reflected in the Combined Balance Sheet as “Net Parent Investment” and in the Combined Statement of Cash Flows as “Net transfer to Parent.” See Note 9 for additional information.
The Combined Balance Sheet includes certain of Brown-Forman’s assets and liabilities that are specifically identifiable or otherwise attributable to the Company. Brown-Forman’s third-party long-term debt and the related interest expense have not been allocated to the Company, which was not the legal obligor of such debt.
Brown-Forman utilizes a centralized approach to cash management and financing its operations. Cash held by Brown-Forman at the corporate level is not specifically identifiable to the Company and, therefore, has not been reflected in the Company’s Combined Balance Sheet. Cash transfers between Brown-Forman and the Company are accounted for through “Net Parent Investment.” Cash on the Combined Balance Sheet represents cash held by the Company at period-end prior to any potential transfer to the centralized cash management pool of Brown-Forman.
In addition, for purposes of preparing these Combined Financial Statements on a “carve-out” basis, a portion of Brown-Forman’s corporate expenses have been allocated to the Company. Costs were allocated to the Company based on direct usage when identifiable or, when not directly identifiable, on the basis of proportional gross profit. These expense allocations include the cost of corporate functions and resources that are provided by or administered by Brown-Forman including, but not limited to, executive management and other corporate and governance functions, such as corporate finance, internal audit, tax and treasury. The related employee payroll and benefit costs associated with such functions are included in the expense allocations.
Management considers the basis on which the expenses have been allocated to reasonably reflect the utilization of services provided to, or the benefit received by, the Company. However, the allocations may not reflect the expenses the Company would have incurred if the Company had been a standalone company. Actual costs that may have been incurred if the Company had been a standalone company would depend on a number of factors, including the organizational structure, whether functions were outsourced or performed by employees, and strategic or capital decisions.
During the period presented in these Combined Financial Statements, the Company’s income tax expense and deferred tax balances have been included in Brown-Forman’s income tax returns. Income tax expense and deferred tax balances contained in the Combined Financial Statements are presented on a separate return basis, as if the Company had filed its own income tax returns. Income taxes currently payable are deemed to have been remitted to the Parent, in cash, in the period in which the liability arose, and income taxes currently receivable are deemed to have been received from the Parent in the period in which the receivable arose. These amounts accrued under the separate return method have been reflected in Net Parent Investment.

Actual tax transactions included in the consolidated financial statements of Brown-Forman may not be included in the Combined Financial Statements of the Company. Similarly, the tax treatment of certain items reflected in the Combined Financial Statements of the Company may not be reflected in the consolidated financial statements and income tax returns of Brown-Forman. Accordingly, the taxes recorded in the Combined Statement of Operations are not necessarily representative of the taxes that may arise in the future if the Company files its income tax returns independent from Brown-Forman’s returns.
3. Significant Accounting Policies
We applied the following significant accounting policies in preparing the Combined Financial Statements:
Accounts receivable. Accounts receivable are recorded net of an allowance for expected credit losses (allowance for doubtful accounts). We determine the allowance using information such as customer credit history and financial condition, historical loss experience, and macroeconomic factors. We write off account balances against the allowance when we have exhausted our collection efforts. The allowance for doubtful accounts was $71 at April 30, 2023.
As of April 30, 2023, our two largest customers accounted for 37% and 21% of total accounts receivable. We have not experienced credit issues with these customers.
Inventories. Inventories are valued at the lower of cost (using the first-in, first-out method) or net realizable value. Inventory costs include costs incurred in the production of wine, including vineyard and related farming costs. Inventory costs also include warehousing, insurance, and ad valorem taxes applicable to inventories. We classify bulk wine as work in process.
Because we age most of our wines in barrels for periods in excess of one year, we bottle and sell only a portion of our inventory each year. However, consistent with industry practice, we classify all inventory as a current asset.
Property, plant, and equipment. We state property, plant, and equipment at cost less accumulated depreciation. We calculate depreciation on a straight-line basis using our estimates of useful life, which are: 7–20 years for land improvements; 10–40 years for buildings and improvements; 3–7 years for barrels; 10–30 years for vines; and 3–20 years for machinery and equipment.
The Company’s classification of barrels as a component of property, plant, and equipment differs from the Parent’s classification of barrels as a component of inventory. We believe this classification by the Company is preferable, as we believe it is the prevalent practice in the wine industry within which the Company’s entire business operates. This change in classification had no material effect on the Company’s reported results of operations or cash flows.
We assess our property, plant, and equipment for impairment whenever events or changes in circumstances indicate that the carrying value of those assets may not be recoverable. When we do not expect to recover the carrying value of an asset (or asset group) through undiscounted future cash flows, we write it down to its estimated fair value. We determine fair value using discounted estimated future cash flows, considering market values for similar assets when available.
When we retire or dispose of property, plant, and equipment, we remove its cost and accumulated depreciation from our balance sheet and reflect any gain or loss in operating income. We expense the costs of repairing and maintaining our property, plant, and equipment as we incur them.
Goodwill. When we acquire a business, we first allocate the purchase price to identifiable assets and liabilities, based on estimated fair value. We then record any remaining purchase price as goodwill. We do not amortize goodwill.
We assess our goodwill for impairment at least annually, or more frequently if circumstances indicate the carrying amount may be impaired. Goodwill is impaired when its carrying amount exceeds its estimated fair value. We estimate the fair value using discounted estimated future cash flows or market information. Considerable management judgment is necessary to estimate fair value, including the selection of assumptions about future cash flows and discount rates. The Company’s goodwill reflects the historical acquisition-specific goodwill related to Brown-Forman’s acquisition of a majority interest in Sonoma-Cutrer Vineyards, Inc., in 1999 and remaining interests in 2000 and 2001. None of our goodwill has been previously impaired or determined to be impaired as of April 30, 2023.

Net Parent Investment. Net Parent Investment represents Brown-Forman’s historical investment in the Company, the Company’s accumulated net income, and the net effect of transactions with and allocations from Brown-Forman.
Revenue recognition. Our net sales predominantly reflect sales of bottled wine products. We sell these products under contracts with different types of customers, depending on the market. The customer is most often a distributor, wholesaler, or retailer.
Each contract typically includes a single performance obligation to transfer control of the products to the customer. Depending on the contract, control is transferred when the products are either shipped or delivered to the customer, at which point we recognize the transaction price for those products as net sales. The transaction price recognized at that point reflects our estimate of the consideration to be received in exchange for the products. The actual amount may ultimately differ due to the effect of various customer incentives and trade promotion activities. In making our estimates, we consider our historical experience and current expectations, as applicable. Subsequent adjustments recognized for changes in estimated transaction prices are typically not material.
Net sales exclude taxes we collect from customers that are imposed by various governments on our sales, and are reduced by payments to customers unless made in exchange for distinct goods or services with fair values approximating the payments. Net sales include any amounts we bill customers for shipping and handling activities related to the products. We recognize the cost of those activities in cost of sales during the same period in which we recognize the related net sales. Sales returns, which are permitted only in limited situations, are not material. Customer payment terms generally range from 30 to 90 days. There are no significant amounts of contract assets or liabilities.
Cost of sales. Cost of sales includes the costs of producing, bottling, packaging, warehousing, insuring, and shipping goods sold during the period.
Advertising costs. We expense the production costs of advertising when the advertisements first take place. We expense all other advertising costs during the year in which the costs are incurred.
Selling, general, and administrative expenses. Selling, general, and administrative expenses are charged to income as incurred, or as allocated based on methodologies discussed in Note 2. Such expenses include the costs associated with our sales force, administrative staff and facilities, and other expenses related to our non-manufacturing functions.
Other expense (income),net. Other expense (income), net, includes certain expenses associated with the Sonoma-Cutrer visitor’s center, losses (gains) on sale of fixed assets, and miscellaneous other items.
Stock-based compensation. Certain Company employees participate in the stock-based compensation plans sponsored by Brown-Forman. The grant-date fair value of Brown-Forman stock-based awards granted to employees under the plan is recognized as compensation expense on a straight-line basis over the requisite service period, which typically corresponds to the vesting period for the award.
Awards granted to Company employees are reflected in Net Parent Investment within the Combined Statement of Net Parent Investment at the time they are expensed. The Combined Statement of Operations also includes an allocation of Brown-Forman’s corporate and shared employee stock-based compensation expenses. Stock-based compensation expense is classified within selling, general, and administrative expenses.
Income taxes. We base our annual provision for income taxes on the pre-tax income reflected in our Combined Statement of Operations. We establish deferred tax liabilities or assets for temporary differences between GAAP and tax reporting bases and later adjust them to reflect changes in tax rates expected to be in effect when the temporary differences reverse. We record a valuation allowance as necessary to reduce a deferred tax asset to the amount that we believe is more likely than not to be realized.
We assess our uncertain income tax positions in two steps. First, we evaluate whether the tax position will more likely than not, based on its technical merits, be sustained upon examination, including resolution of any related appeals or litigation. For a tax position that does not meet this first criterion, we recognize no tax benefit. For a tax position that does meet the first criterion, we recognize a tax benefit in an amount equal to the largest amount of benefit that we believe has more than a 50% likelihood of being realized upon ultimate resolution. We record interest and penalties on uncertain tax positions as income tax expense.

Foreign currency transactions. The U.S. dollar is our functional and reporting currency. We record all gains and losses from foreign currency transactions (those denominated in a currency other than U.S. dollar) in current income.
Estimates. To prepare financial statements that conform with GAAP, our management must make informed estimates that affect how we report revenues, expenses, assets, and liabilities, including contingent assets and liabilities. Actual results could differ from these estimates.
4. Balance Sheet Information
Supplemental information on our Combined Balance Sheet is as follows:
April 30,	2023
Property, plant, and equipment:
Land and improvements	$62,908
Buildings and improvements	41,735
Machinery and equipment	31,230
Barrels	14,014
Vines	11,821
Other	3,144
164,852
Less accumulated depreciation	77,134
$87,718

Accounts payable and accrued expenses:
Accounts payable, trade	$1,245
Accrued expenses:
Advertising, promotion, and discounts	1,976
Bulk wine purchases	465
Compensation and commissions	985
Excise and other non-income taxes	20
Self-insurance losses	781
Other	273
4,500
$5,745
5. Contingencies
We operate in a litigious environment, and we are sued in the normal course of business. Sometimes plaintiffs seek substantial damages. Significant judgment is required in predicting the outcome of these suits and claims, many of which take years to adjudicate. We accrue estimated costs for a contingency when we believe that a loss is probable and we can make a reasonable estimate of the loss, and then adjust the accrual as appropriate to reflect changes in facts and circumstances. We do not believe it is reasonably possible that these existing loss contingencies, individually or in the aggregate, would have a material adverse effect on our financial position, results of operations, or liquidity. No material accrued loss contingencies are recorded as of April 30, 2023.

6. Net Sales
The following table shows our net sales by geography (based on customer location):
Year Ended April 30,	2023
United States	$89,892
Canada	743
Latin America	240
Other	35
$90,910
The following table shows our net sales by product category:
Year Ended April 30,	2023
Bottled wine	$86,442
Bulk wine	4,468
$90,910
Our two largest customers accounted for 32% and 30% of net sales in 2023.
7. Income Taxes
The components of our total income tax expense was as follows:
Year Ended April 30,	2023
Current:
U.S. federal	$5,870
State and local	1,253
7,123
Deferred:
U.S. federal	(526)
State and local	(115)
(641)
$6,482
The following table reconciles our effective tax rate to the U.S. federal statutory tax rate:
2023
U.S. federal statutory rate	21.0%
State taxes, net of U.S. federal tax benefit	3.4%
Other, net	0.1%
Effective rate	24.5%
Deferred tax assets and liabilities were as follows:
April 30,	2023
Deferred tax assets:
Postretirement and other benefits	$169
Accrued liabilities and other	397
Inventories	703
Intangible assets	466
Total deferred tax assets	1,735
Deferred tax liabilities:
Property, plant, and equipment	(15,117)
Other	(4)
Total deferred tax liabilities	(15,121)
Net deferred tax liability	$(13,386)

At April 30, 2023, we had $136 of gross unrecognized tax benefits, $107 of which would reduce our effective income tax rate if recognized. A reconciliation of the beginning and ending unrecognized tax benefits follows:
Year Ended April 30,	2023
Unrecognized tax benefits at beginning of year	$83
Additions for tax positions provided in current period	53
Unrecognized tax benefits at end of year	$136
The Company files as part of the consolidated U.S. federal and combined state returns of the Parent. The fiscal years that are open for examination for the Parent’s returns are 2019-2023.
We believe there will be no material change in our gross unrecognized tax benefits in the next 12 months.
8. Leases
We enter into operating and finance lease arrangements, which we use primarily for warehouse space, vehicles, and equipment.
We record lease liabilities and right-of-use (ROU) assets on our balance sheet for leases with terms exceeding 12 months. We do not record lease liabilities or ROU assets for short-term leases. The amounts recorded for lease liabilities and ROU assets are based on the estimated present value, as of the lease commencement date, of the future payments to be made over the lease term. We calculate the present value using our incremental borrowing rate that corresponds to the term of the lease. We include the effect of an option to renew or terminate a lease in the lease term when it is reasonably certain that we will exercise the option.
Some of our operating leases have variable rental payments, which are excluded from the calculations of the right-of-use assets and are recognized in the financial statements in the period in which the obligation is incurred and payment variability removed. Some of our leases contain non-lease components (e.g., maintenance or other services) in addition to lease components. We have elected the practical expedient not to separate the non-lease components from the lease components.
The following table shows the lease ROU and liability balances:
	Balance Sheet Classification	April 30,2023
Operating leases:
Right-of-use assets	Operating lease right-of-use assets	$724
Lease liabilities:
Current	Current portion of operating lease liabilities	$256
Non-current	Non-current portion of operating lease liabilities	466
Total		$722

Finance leases:
Right-of-use assets	Other assets	$128
Lease liabilities:
Current	Accounts payable and accrued expenses	$35
Non-current	Other liabilities	93
Total		$128
The following table shows the components of total lease cost:
Year Ended April 30,	2023
Operating lease cost	$297
Finance lease cost	26
Short-term lease cost	108
Variable lease cost	370
Sublease income	(26)
Total lease cost	$775

The following table includes a maturity analysis of future (undiscounted) lease payments and a reconciliation of those payments to the lease liabilities recorded on our balance sheet:
	Operating Leases	Finance Leases
2024	$280	$39
2025	256	38
2026	228	32
2027	—	13
2028	—	11
Thereafter	—	5
Total lease payments	764	138
Less: Present value discount	(42)	(10)
Lease liabilities	$722	$128

Weighted-average discount rate	4.2%	3.6%
Weighted-average remaining term (years)	2.8	4.1
The following table shows additional information about our leases:
Year Ended April 30,	2023
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from operating leases	$297
Financing cash flows from finance leases	$24
Right-of-use assets obtained in exchange for new lease liabilities:
Operating leases	$667
Finance leases	$122
9. Related Party Transactions
The Combined Financial Statements have been prepared on a standalone basis and are derived from the consolidated financial statements and accounting records of Brown-Forman. The following discussion summarizes activity between the Company and Brown-Forman.
Allocation of corporate expenses. For purposes of preparing these Combined Financial Statements on a “carve-out” basis, we have allocated a portion of Brown-Forman’s total corporate expenses to the Company. See Note 2 for a discussion of the allocation methodologies.
Centralized cash management. The Company participated in Brown-Forman’s centralized cash management and daily cash sweeps. Disbursements are made through centralized accounts payable systems which were operated by Brown-Forman. Cash receipts are transferred to centralized accounts, which were also maintained by Brown-Forman. As cash is received and disbursed by Brown-Forman, it is accounted for by the Company through Net Parent Investment.
Dividend to Parent. We declared a cash dividend to our Parent in April 2023, as shown in the table below.
Receivables and payables. Balances between the Company and Brown-Forman or its affiliates derived from transactions that have been historically settled other than in cash are included in Net Parent Investment.
Assumed income tax payments. Income tax expense and deferred tax balances contained in the Combined Financial Statements are presented on a separate return basis, as if the Company had filed its own income tax returns. Income taxes currently payable are deemed to have been remitted to the Parent, in cash, in the period in which the liability arose, and income taxes currently receivable are deemed to have been received from the Parent in the period in which the receivable arose. These amounts accrued under the separate return method have been reflected in Net Parent Investment.

Net transfer to Parent. The following table presents the components of “Net transfer to Parent” in the Combined Statement of Net Parent Investment:
2023
Dividend to Parent	$(23,928)
Settlement of receivables and payables	1,680
Corporate expense allocations	9,182
Assumed income tax payments	(547)
Other contributions to Parent	(10,889)
Net transfer to Parent	$(24,502)
10. Subsequent Events
We have evaluated subsequent events through March 14, 2024, which is the date the Combined Financial Statements were available to be issued.

Sonoma-Cutrer Vineyards (a Business of Brown-Forman Corporation)
Combined Statements of Operations
(Unaudited)
(Dollars in thousands)
Year Ended April 30,	2021	2022
Net sales	$73,728	$81,525
Cost of sales	42,782	45,656
Gross profit	30,946	35,869
Advertising expenses	2,380	2,769
Selling, general, and administrative expenses	7,834	9,775
Other expense (income), net	130	113
Operating income	20,602	23,212
Non-operating postretirement expense	86	202
Income before income taxes	20,516	23,010
Income taxes	4,933	5,646
Net income	$15,583	$17,364
The accompanying notes are an integral part of these Combined Financial Statements.

Sonoma-Cutrer Vineyards (a Business of Brown-Forman Corporation)
Combined Balance Sheets
(Unaudited)
(Dollars in thousands)
April 30,	2021	2022
Assets
Cash	$8	$16
Accounts receivable, net	9,367	9,504
Inventories:
Finished goods	26,204	12,698
Work in process	19,861	27,329
Raw materials and supplies	3,764	4,632
Total inventories	49,829	44,659
Other current assets	694	338
Total current assets	59,898	54,517
Property, plant, and equipment, net	88,640	88,805
Goodwill	36,929	36,929
Operating lease right-of use assets	639	347
Other assets	78	114
Total assets	$186,184	$180,712
Liabilities
Accounts payable and accrued expenses	$5,945	$5,696
Current portion of operating lease liabilities	286	273
Total current liabilities	6,231	5,969
Deferred tax liabilities	14,392	14,027
Non-current portion of operating lease liabilities	343	71
Other liabilities	94	62
Total liabilities	21,060	20,129
Commitments and contingencies
Equity
Net Parent Investment	165,124	160,583
Total liabilities and equity	$186,184	$180,712
The accompanying notes are an integral part of these Combined Financial Statements.

Sonoma-Cutrer Vineyards (a Business of Brown-Forman Corporation)
Combined Statements of Cash Flows
(Unaudited)
(Dollars in thousands)
Year Ended April 30,	2021	2022
Cash flows from operating activities:
Net income	$15,583	$17,364
Adjustments to reconcile net income to net cash provided by operations:
Depreciation and amortization	5,684	5,395
Stock-based compensation expense	50	65
Deferred income tax benefit	(100)	(365)
Other, net	(182)	(59)
Changes in assets and liabilities:
Accounts receivable	(4,478)	(137)
Inventories	5,890	5,170
Other current assets	(472)	356
Accounts payable and accrued expenses	878	(151)
Other operating assets and liabilities	(59)	(47)
Cash provided by operating activities	22,794	27,591
Cash flows from investing activities:
Additions to property, plant, and equipment	(2,945)	(5,696)
Other, net	190	86
Cash used for investing activities	(2,755)	(5,610)
Cash flows from financing activities:
Net transfer to Parent	(20,043)	(21,970)
Other, net	—	(3)
Cash used for financing activities	(20,043)	(21,973)
Net increase (decrease) in cash	(4)	8
Cash, beginning of period	12	8
Cash, end of period	$8	$16

Supplemental information:
Cash paid for income taxes	$1,357	$196
Non-cash additions to property, plant, and equipment	$253	$146
The accompanying notes are an integral part of these Combined Financial Statements.

Sonoma-Cutrer Vineyards (a Business of Brown-Forman Corporation)
Combined Statements of Net Parent Investment
(Unaudited)
(Dollars in thousands)
Year Ended April 30,	2021	2022
Net Parent Investment, beginning of period	169,534	165,124
Net income	15,583	17,364
Stock-based compensation	50	65
Net transfer to Parent	(20,043)	(21,970)
Net Parent Investment, end of period	165,124	160,583
The accompanying notes are an integral part of these Combined Financial Statements.

Sonoma-Cutrer Vineyards (a Business of Brown-Forman Corporation)
Notes to Combined Financial Statements
(Unaudited)
(Dollars in thousands)
1. Description of Business
Sonoma-Cutrer Vineyards, headquartered in Windsor, California, produces and markets luxury wine brands. The wine brands consist largely of Chardonnay wines sourced from vineyards in the Russian River Valley and Sonoma Coast regions. Brown-Forman Corporation (“Brown-Forman” or “Parent”) operates the Sonoma-Cutrer Vineyards business through certain of its wholly-owned subsidiaries, including Sonoma-Cutrer Vineyards, Inc.
In these notes, “we,” “us,” “our,” “Sonoma-Cutrer,” and the “Company” refer to the Sonoma-Cuter Vineyards business.
2. Basis of Presentation
The Combined Financial Statements of the Company have been derived from the consolidated financial statements and accounting records of Brown-Forman and have been prepared in conformity with accounting principles generally accepted in the United States (“GAAP”). The Combined Financial Statements may not be indicative of the Company’s future performance and do not necessarily reflect what the financial position, results of operations, and cash flows would have been had it operated as an independent company.
Intracompany transactions have been eliminated. Transactions between the Company and Brown-Forman have been included in these Combined Financial Statements. The aggregate net effect of transactions between the Company and Brown-Forman that have been historically settled other than in cash are reflected in the Combined Balance Sheets as “Net Parent Investment” and in the Combined Statements of Cash Flows as “Net transfer to Parent.” See Note 9 for additional information.
The Combined Balance Sheets include certain of Brown-Forman’s assets and liabilities that are specifically identifiable or otherwise attributable to the Company. Brown-Forman’s third-party long-term debt and the related interest expense have not been allocated to the Company, which was not the legal obligor of such debt.
Brown-Forman utilizes a centralized approach to cash management and financing its operations. Cash held by Brown-Forman at the corporate level is not specifically identifiable to the Company and, therefore, has not been reflected in the Company’s Combined Balance Sheets. Cash transfers between Brown-Forman and the Company are accounted for through “Net Parent Investment.” Cash on the Combined Balance Sheets represents cash held by the Company at period-end prior to any potential transfer to the centralized cash management pool of Brown-Forman.
In addition, for purposes of preparing these Combined Financial Statements on a “carve-out” basis, a portion of Brown-Forman’s corporate expenses have been allocated to the Company. Costs were allocated to the Company based on direct usage when identifiable or, when not directly identifiable, on the basis of proportional gross profit. These expense allocations include the cost of corporate functions and resources that are provided by or administered by Brown-Forman including, but not limited to, executive management and other corporate and governance functions, such as corporate finance, internal audit, tax and treasury. The related employee payroll and benefit costs associated with such functions are included in the expense allocations.
Management considers the basis on which the expenses have been allocated to reasonably reflect the utilization of services provided to, or the benefit received by, the Company. However, the allocations may not reflect the expenses the Company would have incurred if the Company had been a standalone company. Actual costs that may have been incurred if the Company had been a standalone company would depend on a number of factors, including the organizational structure, whether functions were outsourced or performed by employees, and strategic or capital decisions.
During the periods presented in these Combined Financial Statements, the Company’s income tax expense and deferred tax balances have been included in Brown-Forman’s income tax returns. Income tax expense and deferred tax balances contained in the Combined Financial Statements are presented on a separate return basis, as if the Company had filed its own income tax returns. Income taxes currently payable are deemed to have been remitted to the Parent, in cash, in the period in which the liability arose, and income taxes currently receivable are deemed to have been received from the Parent in the period in which the receivable arose. These amounts accrued under the separate return method have been reflected in Net Parent Investment.
Actual tax transactions included in the consolidated financial statements of Brown-Forman may not be included in the Combined Financial Statements of the Company. Similarly, the tax treatment of certain items reflected in the Combined Financial Statements of the Company may not be reflected in the consolidated financial statements and income tax returns of Brown-Forman. Accordingly, the taxes recorded in the Combined Statements of Operations are not necessarily representative of the taxes that may arise in the future if the Company files its income tax returns independent from Brown-Forman’s returns.
3. Significant Accounting Policies
We applied the following significant accounting policies in preparing the Combined Financial Statements:
Accounts receivable. Accounts receivable are recorded net of an allowance for expected credit losses (allowance for doubtful accounts). We determine the allowance using information such as customer credit history and financial condition, historical loss experience, and macroeconomic factors. We write off account balances against the allowance when we have exhausted our collection efforts. The allowance for doubtful accounts was $68 and $138 at April 30, 2021 and, 2022, respectively.
As of April 30, 2021, our two largest customers accounted for 32% and 20% of total accounts receivable. As of April 30, 2022, our two largest customers accounted for 43% and 23% of total accounts receivable. We have not experienced credit issues with these customers.
Inventories. Inventories are valued at the lower of cost (using the first-in, first-out method) or net realizable value. Inventory costs include costs incurred in the production of wine, including vineyard and related farming costs. Inventory costs also include warehousing, insurance, and ad valorem taxes applicable to inventories. We classify bulk wine as work in process.
Because we age most of our wines in barrels for periods in excess of one year, we bottle and sell only a portion of our inventory each year. However, consistent with industry practice, we classify all inventory as a current asset.
Property, plant, and equipment. We state property, plant, and equipment at cost less accumulated depreciation. We calculate depreciation on a straight-line basis using our estimates of useful life, which are: 7–20 years for land improvements; 10–40 years for buildings and improvements; 3–7 years for barrels; 10–30 years for vines; and 3–20 years for machinery and equipment.
The Company’s classification of barrels as a component of property, plant, and equipment differs from the Parent’s classification of barrels as a component of inventory. We believe this classification by the Company is preferable, as we believe it is the prevalent practice in the wine industry within which the Company’s entire business operates. This change in classification had no material effect on the Company’s reported results of operations or cash flows.
We assess our property, plant, and equipment for impairment whenever events or changes in circumstances indicate that the carrying value of those assets may not be recoverable. When we do not expect to recover the carrying value of an asset (or asset group) through undiscounted future cash flows, we write it down to its estimated fair value. We determine fair value using discounted estimated future cash flows, considering market values for similar assets when available.
When we retire or dispose of property, plant, and equipment, we remove its cost and accumulated depreciation from our balance sheet and reflect any gain or loss in operating income. We expense the costs of repairing and maintaining our property, plant, and equipment as we incur them.
Goodwill. When we acquire a business, we first allocate the purchase price to identifiable assets and liabilities, based on estimated fair value. We then record any remaining purchase price as goodwill. We do not amortize goodwill.
We assess our goodwill for impairment at least annually, or more frequently if circumstances indicate the carrying amount may be impaired. Goodwill is impaired when its carrying amount exceeds its estimated fair value. We estimate the fair value using discounted estimated future cash flows or market information. Considerable management judgment is necessary to estimate fair value, including the selection of assumptions about future cash flows and discount rates. The Company’s goodwill reflects the historical acquisition-specific goodwill related to Brown-Forman’s acquisition of a majority interest in Sonoma-Cutrer Vineyards, Inc., in 1999 and remaining interests in 2000 and 2001. None of our goodwill has been previously impaired or determined to be impaired as of April 30, 2022.
Net Parent Investment. Net Parent Investment represents Brown-Forman’s historical investment in the Company, the Company’s accumulated net income, and the net effect of transactions with and allocations from Brown-Forman.
Revenue recognition. Our net sales predominantly reflect sales of bottled wine products. We sell these products under contracts with different types of customers, depending on the market. The customer is most often a distributor, wholesaler, or retailer.
Each contract typically includes a single performance obligation to transfer control of the products to the customer. Depending on the contract, control is transferred when the products are either shipped or delivered to the customer, at which point we recognize the transaction price for those products as net sales. The transaction price recognized at that point reflects our estimate of the consideration to be received in exchange for the products. The actual amount may ultimately differ due to the effect of various customer incentives and trade promotion activities. In making our estimates, we consider our historical experience and current expectations, as applicable. Subsequent adjustments recognized for changes in estimated transaction prices are typically not material.
Net sales exclude taxes we collect from customers that are imposed by various governments on our sales, and are reduced by payments to customers unless made in exchange for distinct goods or services with fair values approximating the payments. Net sales include any amounts we bill customers for shipping and handling activities related to the products. We recognize the cost of those activities in cost of sales during the same period in which we recognize the related net sales. Sales returns, which are permitted only in limited situations, are not material. Customer payment terms generally range from 30 to 90 days. There are no significant amounts of contract assets or liabilities.
Cost of sales. Cost of sales includes the costs of producing, bottling, packaging, warehousing, insuring, and shipping goods sold during the period.
Advertising costs. We expense the production costs of advertising when the advertisements first take place. We expense all other advertising costs during the year in which the costs are incurred.
Selling, general, and administrative expenses. Selling, general, and administrative expenses are charged to income as incurred, or as allocated based on methodologies discussed in Note 2. Such expenses include the costs associated with our sales force, administrative staff and facilities, and other expenses related to our non-manufacturing functions.
Other expense (income),net. Other expense (income), net, includes certain expenses associated with the Sonoma-Cutrer visitor’s center, losses (gains) on sale of fixed assets, and miscellaneous other items.
Stock-based compensation. Certain Company employees participate in the stock-based compensation plans sponsored by Brown-Forman. The grant-date fair value of Brown-Forman stock-based awards granted to employees under the plan is recognized as compensation expense on a straight-line basis over the requisite service period, which typically corresponds to the vesting period for the award.
Awards granted to Company employees are reflected in Net Parent Investment within the Combined Statements of Net Parent Investment at the time they are expensed. The Combined Statements of Operations also include an allocation of Brown-Forman’s corporate and shared employee stock-based compensation expenses. Stock-based compensation expense is classified within selling, general, and administrative expenses.
Income taxes. We base our annual provision for income taxes on the pre-tax income reflected in our Combined Statement of Operations. We establish deferred tax liabilities or assets for temporary differences between GAAP and tax reporting bases and later adjust them to reflect changes in tax rates expected to be in effect when the temporary differences reverse. We record a valuation allowance as necessary to reduce a deferred tax asset to the amount that we believe is more likely than not to be realized.

We assess our uncertain income tax positions in two steps. First, we evaluate whether the tax position will more likely than not, based on its technical merits, be sustained upon examination, including resolution of any related appeals or litigation. For a tax position that does not meet this first criterion, we recognize no tax benefit. For a tax position that does meet the first criterion, we recognize a tax benefit in an amount equal to the largest amount of benefit that we believe has more than a 50% likelihood of being realized upon ultimate resolution. We record interest and penalties on uncertain tax positions as income tax expense.
Foreign currency transactions. The U.S. dollar is our functional and reporting currency. We record all gains and losses from foreign currency transactions (those denominated in a currency other than U.S. dollar) in current income.
Estimates. To prepare financial statements that conform with GAAP, our management must make informed estimates that affect how we report revenues, expenses, assets, and liabilities, including contingent assets and liabilities. Actual results could differ from these estimates.
4. Balance Sheet Information
Supplemental information on our Combined Balance Sheets is as follows:
April 30,	2021	2022
Property, plant, and equipment:
Land and improvements	$61,849	$62,009
Buildings and improvements	40,699	40,799
Machinery and equipment	29,709	29,812
Barrels	12,356	13,849
Vines	11,227	11,441
Other	2,981	5,266
	158,821	163,176
Less accumulated depreciation	70,181	74,371
	$88,640	$88,805

Accounts payable and accrued expenses:
Accounts payable, trade	$1,804	$2,042
Accrued expenses:
Advertising, promotion, and discounts	1,815	1,759
Compensation and commissions	915	1,043
Excise and other non-income taxes	468	192
Self-insurance losses	553	361
Other	390	299
	4,141	3,654
	$5,945	$5,696
5. Contingencies
We operate in a litigious environment, and we are sued in the normal course of business. Sometimes plaintiffs seek substantial damages. Significant judgment is required in predicting the outcome of these suits and claims, many of which take years to adjudicate. We accrue estimated costs for a contingency when we believe that a loss is probable and we can make a reasonable estimate of the loss, and then adjust the accrual as appropriate to reflect changes in facts and circumstances. We do not believe it is reasonably possible that these existing loss contingencies, individually or in the aggregate, would have a material adverse effect on our financial position, results of operations, or liquidity. No material accrued loss contingencies are recorded as of April 30, 2022.

6. Net Sales
The following table shows our net sales by geography (based on customer location):
Year Ended April 30,	2021	2022
United States	$72,652	$80,538
Canada	941	709
Latin America	131	260
Other	4	18
	$73,728	$81,525
The following table shows our net sales by product category:
Year Ended April 30,	2021	2022
Bottled wine	$65,841	$77,219
Bulk wine	7,887	4,306
	$73,728	$81,525
Our two largest customers accounted for 32% and 25% of net sales in 2021; and 33% and 29% of net sales in 2022.
7. Income Taxes
The components of our total income tax expense was as follows:
Year Ended April 30,	2021	2022
Current:
U.S. federal	$4,202	$4,986
State and local	831	1,025
	5,033	6,011
Deferred:
U.S. federal	(120)	(333)
State and local	20	(32)
	(100)	(365)
	$4,933	$5,646
The following table reconciles our effective tax rate to the U.S. federal statutory tax rate:
	Percent of Income Before Taxes
Year Ended April 30,	2021	2022
U.S. federal statutory rate	21.0%	21.0%
State taxes, net of U.S. federal tax benefit	3.3%	3.4%
Other, net	(0.2%)	0.1%
Effective rate	24.1%	24.5%
Deferred tax assets and liabilities were as follows:
April 30,	2021	2022
Deferred tax assets:
Postretirement and other benefits	$210	$210
Accrued liabilities and other	370	269
Inventories	458	656
Intangible assets	3	2
Loss carryforwards	10	3
Total deferred tax assets	1,051	1,140

April 30,	2021	2022
Deferred tax liabilities:
Property, plant, and equipment	(15,439)	(15,120)
Other	(4)	(47)
Total deferred tax liabilities	(15,443)	(15,167)
Net deferred tax liability	$(14,392)	$(14,027)
The Company had gross State net operating loss carryforwards of $238 and $57 as of April 30, 2021 and 2022, respectively.
At April 30, 2022, we had $83 of gross unrecognized tax benefits, $66 of which would reduce our effective income tax rate if recognized. A reconciliation of the beginning and ending unrecognized tax benefits follows:
Year Ended April 30,	2021	2022
Unrecognized tax benefits at beginning of year	$—	$37
Additions for tax positions provided in current period	37	46
Unrecognized tax benefits at end of year	$37	$83
The Company files as part of the consolidated U.S. federal and combined state returns of the Parent. The fiscal years that are open for examination for the Parent’s returns are 2019-2023.
We believe there will be no material change in our gross unrecognized tax benefits in the next 12 months.
8. Leases
We enter into operating and finance lease arrangements, which we use primarily for warehouse space, vehicles, and equipment.
We record lease liabilities and right-of-use (ROU) assets on our balance sheet for leases with terms exceeding 12 months. We do not record lease liabilities or ROU assets for short-term leases. The amounts recorded for lease liabilities and ROU assets are based on the estimated present value, as of the lease commencement date, of the future payments to be made over the lease term. We calculate the present value using our incremental borrowing rate that corresponds to the term of the lease. We include the effect of an option to renew or terminate a lease in the lease term when it is reasonably certain that we will exercise the option.
Some of our operating leases have variable rental payments, which are excluded from the calculations of the right-of-use assets and are recognized in the financial statements in the period in which the obligation is incurred and payment variability removed. Some of our leases contain non-lease components (e.g., maintenance or other services) in addition to lease components. We have elected the practical expedient not to separate the non-lease components from the lease components.
The following table shows the lease ROU and liability balances:
	Balance Sheet Classification	April 30, 2021	April 30, 2022
Operating leases:
Right-of-use assets	Operating lease right-of-use assets	$639	$347
Lease liabilities:
Current	Current portion of operating lease liabilities	$286	$273
Non-current	Non-current portion of operating lease liabilities	343	71
Total		$629	$344

Finance leases:
Right-of-use assets	Other assets	$—	$30
Lease liabilities:
Current	Accounts payable and accrued expenses	$—	$9
Non-current	Other liabilities	—	21
Total		$—	$30

The following table shows the components of total lease cost:
Year Ended April 30,	2021	2022
Operating lease cost	$312	$304
Finance lease cost	—	4
Short-term lease cost	68	105
Variable lease cost	279	291
Sublease income	(29)	(29)
Total lease cost	$630	$675
The following table includes a maturity analysis of future (undiscounted) lease payments and a reconciliation of those payments to the lease liabilities recorded on our balance sheet as of April 30, 2022:
	Operating Leases	Finance Leases
2023	$278	$9
2024	46	9
2025	18	9
2026	8	4
Total lease payments	350	31
Less: Present value discount	(6)	(1)
Lease liabilities	$344	$30

Weighted-average discount rate	2.6%	1.3%
Weighted-average remaining term (years)	0.9	3.5
The following table shows additional information about our leases:
Year Ended April 30,	2021	2022
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from operating leases	$314	$305
Financing cash flows from finance leases	$—	$4
Right-of-use assets obtained in exchange for new lease liabilities:
Operating leases	$36	$—
Finance leases	$—	$33
9. Related Party Transactions
The Combined Financial Statements have been prepared on a standalone basis and are derived from the consolidated financial statements and accounting records of Brown-Forman. The following discussion summarizes activity between the Company and Brown-Forman.
Allocation of corporate expenses. For purposes of preparing these Combined Financial Statements on a “carve-out” basis, we have allocated a portion of Brown-Forman’s total corporate expenses to the Company. See Note 2 for a discussion of the allocation methodologies.
Centralized cash management. The Company participated in Brown-Forman’s centralized cash management and daily cash sweeps. Disbursements are made through centralized accounts payable systems which were operated by Brown-Forman. Cash receipts are transferred to centralized accounts, which were also maintained by Brown-Forman. As cash is received and disbursed by Brown-Forman, it is accounted for by the Company through Net Parent Investment.
Dividend to Parent. We declared cash dividends to our Parent in April 2021 and April 2022, as shown in the table below.
Receivables and payables. Balances between the Company and Brown-Forman or its affiliates derived from transactions that have been historically settled other than in cash are included in Net Parent Investment.

Assumed income tax payments. Income tax expense and deferred tax balances contained in the Combined Financial Statements are presented on a separate return basis, as if the Company had filed its own income tax returns. Income taxes currently payable are deemed to have been remitted to the Parent, in cash, in the period in which the liability arose, and income taxes currently receivable are deemed to have been received from the Parent in the period in which the receivable arose. These amounts accrued under the separate return method have been reflected in Net Parent Investment.
Net transfer to Parent. The following table presents the components of “Net transfer to Parent” in the Combined Statements of Net Parent Investment:
Year Ended April 30,	2021	2022
Dividend to Parent	$(20,278)	$(23,496)
Settlement of receivables and payables	(4,156)	(4,056)
Corporate expense allocations	6,816	7,552
Assumed income tax payments	(1,357)	(196)
Other contributions to Parent	(1,068)	(1,774)
Net transfer to Parent	$(20,043)	$(21,970)
10. Subsequent Events
We have evaluated subsequent events through March 14, 2024, which is the date the Combined Financial Statements were available to be issued.

Sonoma-Cutrer Vineyards (a Business of Brown-Forman Corporation)
Condensed Combined Statements of Operations
(Unaudited)
(Dollars in thousands)
	Nine Months Ended January 31,
	2023	2024
Net sales	$63,970	$69,670
Cost of sales	34,195	33,276
Gross profit	29,775	36,394
Advertising expenses	2,621	2,291
Selling, general, and administrative expenses	8,278	9,919
Other expense (income), net	437	456
Operating income	18,439	23,728
Non-operating postretirement expense	425	40
Income before income taxes	18,014	23,688
Income taxes	4,413	5,795
Net income	$13,601	$17,893
See the accompanying notes to these Condensed Combined Financial Statements.

Sonoma-Cutrer Vineyards (a Business of Brown-Forman Corporation)
Condensed Combined Balance Sheets
(Unaudited)
(Dollars in thousands)
	April 30, 2023	January 31, 2024
Assets
Cash and cash equivalents	$16	$7
Accounts receivable, less allowance for doubtful accounts of $71 at April 30 and $96 at January 31	9,745	7,298
Inventories:
Finished goods	9,876	8,683
Work in process	26,408	43,267
Raw materials and supplies	4,208	2,824
Total inventories	40,492	54,774
Other current assets	343	—
Total current assets	50,596	62,079
Property, plant and equipment, net	87,718	88,148
Goodwill	36,929	36,929
Operating lease right-of use assets	724	530
Other assets	214	301
Total assets	$176,181	$187,987

Liabilities
Accounts payable and accrued expenses	$5,745	$6,601
Current portion of operating lease liabilities	256	244
Total current liabilities	6,001	6,845
Deferred tax liabilities	13,386	12,686
Non-current portion of operating lease liabilities	466	285
Other liabilities	155	174
Total liabilities	20,008	19,990
Commitments and contingencies
Equity
Net Parent Investment	156,173	167,997
Total liabilities and equity	$176,181	$187,987
See the accompanying notes to these Condensed Combined Financial Statements.

Sonoma-Cutrer Vineyards (a Business of Brown-Forman Corporation)
Condensed Combined Statements of Cash Flows
(Unaudited)
(Dollars in thousands)
	Nine Months Ended January 31,
	2023	2024
Cash flows from operating activities:
Net income	$13,601	$17,893
Adjustments to reconcile net income to net cash provided by operations:
Depreciation and amortization	3,962	3,722
Stock-based compensation expense	55	33
Deferred income tax benefit	(917)	(700)
Other, net	(122)	—
Changes in assets and liabilities:
Accounts receivable	2,512	2,447
Inventories	(2,784)	(14,282)
Other current assets	162	343
Accounts payable and accrued expenses	(444)	1,225
Other operating assets and liabilities	4	(45)
Cash provided by operating activities	16,029	10,636
Cash flows from investing activities:
Additions to property, plant, and equipment	(2,998)	(4,513)
Other, net	126	3
Cash used for investing activities	(2,872)	(4,510)
Cash flows from financing activities:
Net transfer to Parent	(13,150)	(6,102)
Other, net	(14)	(33)
Cash used for financing activities	(13,164)	(6,135)
Net decrease in cash and cash equivalents	(7)	(9)
Cash, beginning of period	16	16
Cash, end of period	$9	$7

Supplemental information:
Non-cash additions to property, plant, and equipment	$8	$16
Right-of-use assets obtained in exchange for new finance lease liabilities	$59	$118
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from operating leases	$223	$212
Financing cash flows from finance leases	$15	$33
See the accompanying notes to these Condensed Combined Financial Statements.

Sonoma-Cutrer Vineyards (a Business of Brown-Forman Corporation)
Condensed Combined Statements of Net Parent Investment
(Unaudited)
(Dollars in thousands)
	Nine Months Ended January 31,
	2023	2024
Net Parent Investment, beginning of period	$160,583	$156,173
Net income	13,601	17,893
Stock-based compensation	55	33
Net transfer to Parent	(13,150)	(6,102)
Net Parent Investment, end of period	$161,089	$167,997
See the accompanying notes to these Condensed Combined Financial Statements.

Sonoma-Cutrer Vineyards (a Business of Brown-Forman Corporation)
Notes to Condensed Combined Financial Statements
(Unaudited).
1. Description of Business
Sonoma-Cutrer Vineyards, headquartered in Windsor, California, produces and markets luxury wine brands. The wine brands consist largely of Chardonnay wines sourced from vineyards in the Russian River Valley and Sonoma Coast regions. Brown-Forman Corporation (“Brown-Forman” or “Parent”) operates the Sonoma-Cutrer Vineyards business through certain of its wholly-owned subsidiaries, including Sonoma-Cutrer Vineyards, Inc.
In these notes, “we,” “us,” “our,” “Sonoma-Cutrer,” and the “Company” refer to the Sonoma-Cuter Vineyards business.
2. Basis of Presentation
The Condensed Combined Financial Statements of the Company have been derived from the consolidated financial statements and accounting records of Brown-Forman and have been prepared in conformity with accounting principles generally accepted in the United States (“GAAP”). The Condensed Combined Financial Statements may not be indicative of the Company’s future performance and do not necessarily reflect what the financial position, results of operations, and cash flows would have been had it operated as an independent company.
Intracompany transactions have been eliminated. Transactions between the Company and Brown-Forman have been included in these Condensed Combined financial statements. The aggregate net effect of transactions between the Company and Brown-Forman that have been historically settled other than in cash are reflected in the Condensed Combined Balance Sheets as “Net Parent Investment” and in the Condensed Combined Statements of Cash Flows as “Net transfer to Parent.” See Note 5 for additional information.
The Condensed Combined Balance Sheets include certain of Brown-Forman’s assets and liabilities that are specifically identifiable or otherwise attributable to the Company. Brown-Forman’s third-party long-term debt and the related interest expense have not been allocated to the Company, which was not the legal obligor of such debt.
Brown-Forman utilizes a centralized approach to cash management and financing its operations. Cash held by Brown-Forman at the corporate level is not specifically identifiable to the Company and, therefore, has not been reflected in the Company’s Condensed Combined Balance Sheets. Cash transfers between Brown-Forman and the Company are accounted for through “Net Parent Investment.” Cash on the Condensed Combined Balance Sheets represents cash held by the Company at period-end prior to any potential transfer to the centralized cash management pool of Brown-Forman.
In addition, for purposes of preparing these Condensed Combined Financial Statements on a “carve-out” basis, a portion of Brown-Forman’s corporate expenses have been allocated to the Company. Costs were allocated to the Company based on direct usage when identifiable or, when not directly identifiable, on the basis of proportional gross profit. These expense allocations include the cost of corporate functions and resources that are provided by or administered by Brown-Forman including, but not limited to, executive management and other corporate and governance functions, such as corporate finance, internal audit, tax and treasury. The related employee payroll and benefit costs associated with such functions are included in the expense allocations.
Management considers the basis on which the expenses have been allocated to reasonably reflect the utilization of services provided to, or the benefit received by, the Company. However, the allocations may not reflect the expenses the Company would have incurred if the Company had been a standalone company. Actual costs that may have been incurred if the Company had been a standalone company would depend on a number of factors, including the organizational structure, whether functions were outsourced or performed by employees, and strategic or capital decisions.
During the periods presented in these Condensed Combined Financial Statements, the Company’s income tax expense and deferred tax balances have been included in Brown-Forman’s income tax returns. Income tax expense and deferred tax balances contained in the Condensed Combined Financial Statements are presented on a separate return basis, as if the Company had filed its own income tax returns. Income taxes currently payable are deemed to have been remitted to the Parent, in cash, in the period in which the liability arose, and income taxes currently receivable are deemed to have been received from the Parent in the period in which the receivable arose. These amounts accrued under the separate return method have been reflected in Net Parent Investment.
Actual tax transactions included in the consolidated financial statements of Brown-Forman may not be included in the Condensed Combined Financial Statements of the Company. Similarly, the tax treatment of certain items reflected in the Condensed Combined Financial Statements of the Company may not be reflected in the consolidated financial statements and income tax returns of Brown-Forman. Accordingly, the taxes recorded in the Condensed Combined Statements of Operations are not necessarily representative of the taxes that may arise in the future if the Company files its income tax returns independent from Brown-Forman’s returns.
We prepared the Condensed Combined Financial Statements pursuant to the rules and regulations of the U.S. Securities and Exchange Commission for interim financial information. In accordance with those rules and regulations, we condensed or omitted certain information and disclosures normally included in annual financial statements prepared in accordance with GAAP. In our opinion, the Condensed Combined Financial Statements include all adjustments, consisting only of normal recurring adjustments (unless otherwise indicated), necessary for a fair statement of the Company’s financial results for the periods presented. The results for interim periods are not necessarily indicative of future or annual results.
We suggest that you read these Condensed Combined Financial Statements together with the Company’s combined financial statements for the fiscal year ended April 30, 2023, and notes thereto (the 2023 financial statements). We prepared these Condensed Combined Financial Statements on a basis that is substantially consistent with the accounting principles applied in the 2023 financial statements.
3. Contingencies
We operate in a litigious environment, and we are sued in the normal course of business. Sometimes plaintiffs seek substantial damages. Significant judgment is required in predicting the outcome of these suits and claims, many of which take years to adjudicate. We accrue estimated costs for a contingency when we believe that a loss is probable and we can make a reasonable estimate of the loss, and then adjust the accrual as appropriate to reflect changes in facts and circumstances. We do not believe it is reasonably possible that these existing loss contingencies, individually or in the aggregate, would have a material adverse effect on our financial position, results of operations, or liquidity. No material accrued loss contingencies were recorded as of January 31, 2024.
4. Net Sales
The following table shows our net sales by geography (based on customer location):
	Nine Months Ended January 31,
(Dollars in thousands)	2023	2024
United States	$63,136	$68,770
Canada	616	694
Latin America	184	178
Other	34	28
Total	$63,970	$69,670
The following table shows our net sales by product category:
	Nine Months Ended January 31,
(Dollars in thousands)	2023	2024
Bottled wine	63,034	69,231
Bulk wine	936	439
Total	$63,970	$69,670

5. Related Party Transactions
The Condensed Combined Financial Statements have been prepared on a standalone basis and are derived from the consolidated financial statements and accounting records of Brown-Forman. The following discussion summarizes activity between the Company and Brown-Forman.
Allocation of corporate expenses. For purposes of preparing these Condensed Combined Financial Statements on a “carve-out” basis, we have allocated a portion of Brown-Forman’s total corporate expenses to the Company. See Note 2 for a discussion of the allocation methodologies.
Centralized cash management. The Company participated in Brown-Forman’s centralized cash management and daily cash sweeps. Disbursements are made through centralized accounts payable systems which were operated by Brown-Forman. Cash receipts are transferred to centralized accounts, which were also maintained by Brown-Forman. As cash is received and disbursed by Brown-Forman, it is accounted for by the Company through Net Parent Investment.
Receivables and payables. Balances between the Company and Brown-Forman or its affiliates derived from transactions that have been historically settled other than in cash are included in Net Parent Investment.
Assumed income tax payments. Income tax expense and deferred tax balances contained in the Condensed Combined Financial Statements are presented on a separate return basis, as if the Company had filed its own income tax returns. Income taxes currently payable are deemed to have been remitted to the Parent, in cash, in the period in which the liability arose, and income taxes currently receivable are deemed to have been received from the Parent in the period in which the receivable arose. These amounts accrued under the separate return method have been reflected in Net Parent Investment.
Net transfer to Parent. The following table presents the components of “Net transfer to Parent” in the Condensed Combined Statements of Net Parent Investment:
	Nine Months Ended January 31,
(Dollars in thousands)	2023	2024
Settlement of receivables and payables	$(9,565)	$(8,669)
Corporate expense allocations	6,743	7,910
Assumed income tax payments	(717)	(3)
Other contributions to Parent	(9,611)	(5,340)
Net transfer to Parent	$(13,150)	$(6,102)
6. Subsequent Events
We have evaluated subsequent events through March 14, 2024, which is the date the Condensed Combined Financial Statements were available to be issued.

Annex H
Unaudited Pro Forma Condensed Combined Financial Information
Defined terms included below shall have the same meaning as terms defined and included elsewhere in the
Information Statement dated March 18, 2024
On November 16, 2023, The Duckhorn Portfolio, Inc., a Delaware corporation (the “Company” or “Duckhorn”), Auguste Merger Sub, Inc., a California corporation and an indirect wholly-owned subsidiary of the Company (“Merger Sub”), Brown-Forman Corporation, a Delaware corporation (“Brown-Forman”), and Sonoma-Cutrer Vineyards, Inc., a California corporation and a wholly-owned subsidiary of Brown-Forman (“Sonoma-Cutrer”), entered into an Agreement and Plan of Merger, dated November 16, 2023 (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into Sonoma-Cutrer (the “Merger”) with Sonoma-Cutrer continuing as the surviving entity to be merged with the Company after the Merger.
The following unaudited pro forma condensed combined financial information presents the combination of the financial information of Duckhorn and Sonoma-Cutrer, adjusted to give effect to the Merger as contemplated by the Merger Agreement, and the related financing to fund the cash portion of the Merger Consideration.
Prior to the Merger, Duckhorn and Sonoma-Cutrer had different fiscal years. Duckhorn’s fiscal year ended on July 31, whereas Sonoma-Cutrer’s fiscal year ended on April 30. Upon completion of the Merger, the combined company fiscal year will end on July 31.
The unaudited pro forma condensed combined statement of financial position as of January 31, 2024 combines the historical unaudited condensed consolidated statement of financial position of Duckhorn as of January 31, 2024 and the historical unaudited condensed combined statement of financial position of Sonoma-Cutrer as of January 31, 2024 on a pro forma basis as if the Merger had been consummated on January 31, 2024.
The unaudited pro forma condensed combined statement of operations for the fiscal year ended July 31, 2023, combines the historical audited statement of operations of Duckhorn for the fiscal year ended July 31, 2023 and the historical audited statement of operations of Sonoma-Cutrer for the fiscal year ended April 30, 2023 on a pro forma basis as if the Merger had been consummated on August 1, 2022, the beginning of the Company’s prior fiscal year. The unaudited pro forma condensed combined statement of operations for the six months ended January 31, 2024, combines the historical unaudited statement of operations of Duckhorn for the six months ended January 31, 2024, with the derived historical unaudited statement of operations of Sonoma-Cutrer for the six months ended January 31, 2024, on a pro forma basis as if the Merger had been consummated on August 1, 2022. The historical unaudited condensed combined statement of operations of Sonoma-Cutrer for the six months ended January 31, 2024, has been derived by subtracting the unaudited financial information for the three months ended July 31, 2023, from the historical unaudited statement of operations of Sonoma-Cutrer for the nine months ended January 31, 2024.
The unaudited pro forma condensed combined statement of financial position as of January 31, 2024, the unaudited pro forma condensed combined statements of operations for the fiscal year ended July 31, 2023, and the six months ended January 31, 2024, have been prepared in accordance with Article 11 of Regulation S-X.
The unaudited pro forma condensed combined financial information has been presented for illustrative purposes only and is not necessarily indicative of the operating results and financial position that would have been achieved had the Merger occurred on the dates indicated. Further, the unaudited pro forma condensed combined financial information does not purport to project the future operating results or financial position of Duckhorn following the completion of the Merger. The unaudited pro forma adjustments represent management’s estimates based on information available as of the date of this unaudited pro forma condensed combined financial information and are subject to change as additional information becomes available and analyses are performed. The unaudited pro forma condensed combined financial information does not include adjustments to reflect any potential revenue, synergies or dis-synergies, or cost savings that may be achievable in connection with the Merger, or the associated costs that may be necessary to achieve such revenues, synergies, or cost savings. No assurance can be given that any such revenues, synergies, or cost savings will be realized at all.
The transaction accounting adjustments are preliminary, based upon available information as of the date of the filing to which this unaudited pro forma condensed combined financial information is included, and have been prepared solely for the purpose of this unaudited pro forma condensed combined financial information. These adjustments are based on preliminary estimates and will be different from the adjustments that may be determined based on final acquisition accounting, and these differences could be material. Such estimates include, but are not limited to, the share price of Duckhorn’s common stock, the net working capital adjustment, and the preliminary purchase price allocation to Sonoma-Cutrer’s assets acquired and liabilities assumed based on fair value.
The unaudited pro forma condensed combined financial information has been developed from and should be read in conjunction with:
•	The accompanying notes to the unaudited pro forma condensed combined financial information;
•
The audited consolidated financial statements of Duckhorn as of and for the fiscal year ended July 31, 2023, and the related notes, included in Duckhorn’s Annual Report on Form 10-K for the fiscal year ended July 31, 2023, incorporated by reference in this information statement;

•
The unaudited condensed consolidated financial statements of Duckhorn as of and for the six months ended January 31, 2024, and the related notes, included in Duckhorn’s Quarterly Report on Form 10-Q for the period ended January 31, 2024, incorporated by reference in this information statement;

•	The audited combined financial statements of Sonoma-Cutrer as of and for the fiscal year ended April 30, 2023, and the related notes, included elsewhere in this information statement; and
•	The unaudited combined financial statements of Sonoma-Cutrer as of and for the nine months ended January 31, 2024, and the related notes, included elsewhere in this information statement.

Unaudited Pro Forma Condensed Combined Statement of Financial Position
As of January 31, 2024
(in thousands, except par value)
	Historical		Pro Forma Adjustments
	Duckhorn	Sonoma-Cutrer	Reclassification Adjustments (Note 4)	Transaction Accounting Adjustments (Note5)		Pro Forma Combined
ASSETS
Current assets:
Cash	$13,139	$7	$—	$(8,247)	5a	$4,899
Accounts receivable trade, net	51,822	7,298	—	—		59,120
Inventories	392,634	—	54,774	32,050	5b	479,458
Finished goods	—	8,683	(8,683)	—		—
Work in process	—	43,267	(43,267)	—		—
Raw materials and supplies	—	2,824	(2,824)	—		—
Prepaid expenses and other current assets	12,254	—	—	—		12,254
Total current assets	469,849	62,079	—	23,803		555,731
Property and equipment, net	324,461	88,148	—	158,692	5b	571,301
Operating lease right—of—use assets	17,937	530	—	—		18,467
Intangible assets, net	180,447	—	86	15,914	5b	196,447
Goodwill	425,209	36,929	—	38,236	5c	500,374
Other assets	6,047	301	(86)	—		6,262
Total assets	$1,423,950	$187,987	$—	$236,645		$1,848,582
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$14,252	$—	$846	$—		$15,098
Accrued expenses	25,060	—	4,795	4,541	5d	34,396
Accounts payable and accrued expenses	—	6,601	(6,601)	—		—
Accrued compensation	9,382	—	905	—		10,287
Deferred revenue	5,211	—	—	—		5,211
Current operating lease liabilities	—	244	(244)	—		—
Current maturities of long—term debt	9,721	—	—	—		9,721
Other current liabilities	4,965	—	299	—		5,264
Total current liabilities	68,591	6,845	—	4,541		79,977
Revolving line of credit	68,000	—	—	50,000	5e	118,000
Long—term debt, net of current maturities and debt issuance costs	205,677	—	—	—		205,677
Operating lease liabilities	14,145	285	—	—		14,430
Deferred income taxes	90,216	12,686	—	52,885	5b	155,787
Other liabilities	517	174	—	—		691
Total liabilities	447,146	19,990	—	107,426		574,562
Stockholders’ equity:
Common stock	1,154	—	—	315	5f	1,469
Additional paid—in capital	740,548	—	—	301,442	5f	1,041,990
Retained earnings	234,516	—	—	(4,541)	5f	229,975
Net parent investment	—	167,997	—	(167,997)	5f	—
Total The Duckhorn Portfolio, Inc. stockholders’ equity	976,218	167,997	—	129,219		1,273,434
Non—controlling interest	586	—	—	—		586
Total stockholders’ equity	976,804	167,997	—	129,219		1,274,020
Total liabilities and stockholders’ equity	$1,423,950	$187,987	$—	$236,645		$1,848,582
See accompanying notes to the unaudited pro forma condensed combined financial information.

Unaudited Pro Forma Condensed Combined Statements of Operations
For the fiscal year ended July 31, 2023
(in thousands, except share and per share data)
	Historical		Pro Forma Adjustments
	Duckhorn (For the fiscal year ended July 31, 2023)	Sonoma- Cutrer (For the fiscal year ended April 30, 2023)	Reclassification Adjustments (Note 4)	Transaction Accounting Adjustments (Note 6)		Pro Forma Combined
Net sales	$402,996	$90,910	$129	$—		$494,035
Cost of sales	187,307	48,403	—	17,032	6a	252,742
Gross profit	215,689	42,507	129	(17,032)		241,293

Advertising expenses	—	3,150	(3,150)	—		—
Selling, general and administrative expenses	109,711	11,814	4,312	4,775	6b	130,612
Other expense, net	—	555	(555)	—		—
Income from operations	105,978	26,988	(478)	(21,807)		110,681

Interest expense	11,721	—	—	3,210	6c	14,931
Other income, net	(212)	—	9	—		(203)
Non-operating postretirement expense	—	487	(487)	—		—
Total other expenses, net	11,509	487	(478)	3,210		14,728
Income before income taxes	94,469	26,501	—	(25,017)		95,953
Income tax expense (benefit)	25,183	6,482	—	(6,399)	6d	25,266
Net income	69,286	20,019	—	(18,618)		70,687
Net loss attributable to non-controlling interest	12	—	—	—		12
Net income attributable to The Duckhorn Portfolio, Inc.	$69,298	$20,019	$—	$(18,618)		$70,699

Earnings per share of common stock:
Basic	$0.60					$0.48	6e
Diluted	$0.60					$0.48	6e

Weighted average shares of common stock outstanding:
Basic	115,233,324					146,764,856	6e
Diluted	115,407,624					146,939,156	6e
See accompanying notes to the unaudited pro forma condensed combined financial information.

Unaudited Pro Forma Condensed Combined Statements of Operations
For the six months ended January 31, 2024
(in thousands, except share and per share data)
	Historical		Pro Forma Adjustments
	Duckhorn (For the six months ended January 31, 2024)	Sonoma- Cutrer (For the six months ended January 31, 2024)	Reclassification Adjustments (Note 4)	Transaction Accounting Adjustments (Note 6)		Pro Forma Combined
Net sales	$205,554	$49,936	$124	$—		$255,614
Cost of sales	93,383	24,078	—	14,701	6a	132,162
Gross profit	112,171	25,858	124	(14,701)		123,452

Advertising expenses	—	1,523	(1,523)	—		—
Selling, general and administrative expenses	59,730	6,514	1,992	13	6b	68,249
Other expense, net	—	327	(327)	—		—
Income from operations	52,441	17,494	(18)	(14,714)		55,203

Interest expense	8,504	—	4	1,605	6c	10,113
Other expense, net	883	—	5	—		888
Non-operating postretirement expense	—	27	(27)	—		—
Total other expenses, net	9,387	27	(18)	1,605		11,001
Income before income taxes	43,054	17,467	—	(16,319)		44,202
Income tax expense (benefit)	11,650	4,271	—	(4,174)	6d	11,747
Net income	31,404	13,196	—	(12,145)		32,455
Net (income) attributable to non-controlling interest	(10)	—	—	—		(10)
Net income attributable to The Duckhorn Portfolio, Inc.	$31,394	$13,196	$—	$(12,145)		$32,445

Earnings per share of common stock:
Basic	$0.27					$0.22	6e
Diluted	$0.27					$0.22	6e

Weighted average shares of common stock outstanding:
Basic	115,358,242					146,889,774	6e
Diluted	115,593,594					147,125,126	6e
See accompanying notes to the unaudited pro forma condensed combined financial information.

The Duckhorn Portfolio, Inc.
Notes to Unaudited Pro Forma Condensed Combined Financial Information
Note 1 — Description of the Merger
On November 16, 2023, the Company entered into a Merger agreement to acquire 100% of the equity of Sonoma-Cutrer. The Merger Consideration consists of 31,531,532 shares of the Company’s common stock (the “Equity Consideration”) and $50.0 million payable in cash (“Cash Consideration”), subject to adjustments, set forth in the Merger Agreement, including for cash, net working capital adjustment, indebtedness, and transaction expenses. The Cash Consideration is expected to be funded through cash on hand and borrowings under the Company’s existing revolving credit facility (the “Revolver”).
Note 2 — Basis of Presentation
The unaudited pro forma condensed combined statement of financial position as of January 31, 2024, the unaudited pro forma condensed combined statements of operations for the fiscal year ended July 31, 2023, and the six months ended January 31, 2024 have been prepared in accordance with Article 11 of Regulation S-X.
Duckhorn and Sonoma-Cutrer had different fiscal years. Duckhorn’s fiscal year ended on July 31, whereas Sonoma-Cutrer’s fiscal year ended on April 30. Upon completion of the Merger, the combined company’s fiscal year will end on July 31.
The unaudited pro forma condensed combined statement of financial position as of January 31, 2024 combines the historical unaudited condensed consolidated statement of financial position of Duckhorn as of January 31, 2024 and the historical unaudited condensed combined statement of financial position of Sonoma-Cutrer as of January 31, 2024 on a pro forma basis as if the Merger had been consummated on January 31, 2024.
The unaudited pro forma condensed combined statement of operations for the fiscal year ended July 31, 2023, combines the historical audited statement of operations of Duckhorn for the fiscal year ended July 31, 2023 and the historical statement of operations of Sonoma-Cutrer for the fiscal year ended April 30, 2023 on a pro forma basis as if the Merger had been consummated on August 1, 2022, the beginning of the Company’s prior fiscal year. The unaudited pro forma condensed combined statement of operations for the six months ended January 31, 2024, combines the historical unaudited statement of operations of Duckhorn for the six months ended January 31, 2024, with the derived historical unaudited statement of operations of Sonoma-Cutrer for the six months ended January 31, 2024, on a pro forma basis as if the Merger had been consummated on August 1, 2022. The historical unaudited condensed combined statement of operations of Sonoma-Cutrer for the six months ended January 31, 2024, has been derived by subtracting the unaudited financial information for the three months ended July 31, 2023, from the historical unaudited statement of operations of Sonoma-Cutrer for the nine months ended January 31, 2024.
The unaudited pro forma condensed combined financial information has been presented for illustrative purposes only and is not necessarily indicative of the operating results and financial position that would have been achieved had the Merger occurred on the dates indicated. Further, the unaudited pro forma condensed combined financial information does not purport to project the future operating results or financial position of Duckhorn following the completion of the Merger. The unaudited pro forma adjustments represent management’s estimates based on information available as of the date of these unaudited pro forma condensed combined financial information and are subject to change as additional information becomes available and analyses are performed. The unaudited pro forma condensed combined financial information does not include adjustments to reflect any potential revenue, synergies or dis-synergies, or cost savings that may be achievable in connection with the Merger, or the associated costs that may be necessary to achieve such revenues, synergies, or cost savings. No assurance can be given that any such revenues, synergies, or cost savings will be realized at all.
The transaction accounting adjustments are preliminary, based upon available information as of the date of filing to which this unaudited pro forma condensed combined financial information is included, and prepared solely for the purpose of this unaudited pro forma condensed combined financial information. These adjustments are based on preliminary estimates and will be different from the adjustments that may be determined based on final acquisition accounting, and these differences could be material.
The unaudited pro forma condensed combined financial information was prepared using the acquisition method of accounting in accordance with ASC Topic 805, Business Combinations, with Duckhorn as the accounting acquirer, using the fair value concepts defined in ASC Topic 820, Fair Value Measurement, and based on the historical condensed consolidated financial statements of Duckhorn and the historical condensed combined financial statements of Sonoma-Cutrer. Under ASC Topic 805, all assets acquired and liabilities assumed in a business combination are recognized and measured at their assumed acquisition date fair value, while transaction costs associated with the business combination are expensed as incurred. The excess of purchase consideration over the fair value of assets acquired and liabilities assumed is allocated to goodwill.
The unaudited pro forma condensed combined statement of financial position has been adjusted to reflect the preliminary allocation of the estimated purchase consideration to the acquired assets and liabilities assumed.
As a standalone entity, Duckhorn expects to incur incremental recurring costs that could be materially different from the allocations included within Sonoma-Cutrer’s historical audited combined financial statements and unaudited condensed combined financial statements. Subsequent to the Merger, Brown-Forman may continue to provide ongoing support to Sonoma-Cutrer under a Transaction Service Agreement (“TSA”) The Company has not reflected a transaction accounting adjustment within the unaudited pro forma condensed combined financial information for this agreement as it is under negotiation.
Note 3 — Calculation of Estimated Purchase Consideration and Preliminary Purchase Price Allocation
Estimated Purchase Consideration
Estimated purchase consideration was determined by reference to the fair value of Duckhorn’s common stock on March 1, 2024. The calculation of estimated purchase consideration is as follows:
(in thousands, except shares and per share amount)	Shares	Stock price per share	Total
Estimated Cash Consideration			$58,247
Estimated Equity Consideration	31,531,532	$9.57	301,757
Total estimated purchase consideration			$360,004
The final purchase consideration could significantly differ from the amounts presented in the unaudited pro forma condensed combined financial information due to movements in the Duckhorn common stock price up to the Closing Date of the Merger.
A sensitivity analysis related to the fluctuation in the Duckhorn common stock price was performed to assess the impact a hypothetical change of 10% on the closing price of Duckhorn common stock on March 1, 2024, would have on the estimated purchase consideration and goodwill as of the Closing Date.
The following table shows the change in stock price, estimated purchase consideration and goodwill:
(in thousands, except per share amount)	Stock price per share	Estimated purchase consideration	Goodwill
Increase of 10%	$10.53	$390,179	$105,340
Decrease of 10%	$8.61	$329,828	$44,989
Preliminary Purchase Price Allocation
Under the acquisition method of accounting, the identifiable assets acquired and liabilities assumed of Sonoma-Cutrer are recognized and measured as of the acquisition date at fair value. The determination of fair value used in the pro forma adjustments presented herein are preliminary and based on management estimates of the fair value and useful lives of the assets acquired and liabilities assumed and have been prepared to illustrate the estimated effect of the Merger. The final determination of the purchase price allocation, upon the completion of the Merger, will be based on Sonoma-Cutrer’s net assets acquired as of that date and will depend on a number of factors that cannot be predicted with certainty at this time. Therefore, the actual allocations will differ from the pro forma adjustments computed and presented herein. The allocation is dependent upon certain valuation and other studies that have not yet been completed. Accordingly, the pro forma preliminary purchase price allocation is subject to further adjustment as additional information becomes available and as additional analyses and final valuations are completed. There can be no assurances that these additional analyses and final valuations will not result in significant changes to the estimates of fair value set forth below.

The following table sets forth a preliminary allocation of the estimated purchase consideration to the identifiable tangible and intangible assets acquired and liabilities assumed of Sonoma-Cutrer based on Sonoma-Cutrer’s unaudited condensed combined statement of financial position as of January 31, 2024 with the excess recorded to goodwill (in thousands):
Total estimated purchase consideration	$360,004
Fair value of assets acquired
Cash	$7
Accounts receivable, net	7,298
Inventories(a)	86,824
Property and equipment(b)	246,840
Intangible asset(c)	16,000
Other noncurrent assets	745
Fair value of liabilities assumed
Current liabilities	6,845
Noncurrent liabilities	459
Deferred tax liabilities (Note 6(d))	65,571
Goodwill(d)	$75,165
(a)
Inventories consist of raw materials, work in process (“WIP”), and finished goods. Raw materials inventory was valued at replacement cost. WIP and finished goods inventory were valued using net realizable value including reductions for (1) costs of disposal and (2) a reasonable profit allowance for the selling effort. WIP inventory is further reduced for the costs to complete the production process and a reasonable profit allowance for that effort.

(b)
Preliminary fair value of property and equipment is $246.8 million. Duckhorn does not have complete information at this time as to the age, condition, or location of these assets. All of these elements could result in differences between the preliminary fair value estimate and the fair value determined at the acquisition date.

(c)
Preliminary identifiable intangible asset in the unaudited pro forma condensed combined financial information consists of trade names of $16.0 million with an indefinite useful life. The fair value of the identifiable intangible asset is preliminary and based on management’s estimates. The trade name was determined to have an indefinite useful life. The estimated fair value of the trade name is calculated based on an income approach using the relief from royalty method.

(d)
Goodwill represents the excess of the Merger Consideration over the fair value of the underlying net assets acquired. In accordance with ASC Topic 350, Goodwill and Other Intangible Assets, goodwill is not amortized, but instead is reviewed for impairment at least annually, absent any indicators of impairment. Goodwill is attributable to planned growth in new markets and synergies expected to be achieved from the combined operations of Duckhorn and Sonoma-Cutrer. Goodwill recorded in the Merger is expected to be deductible for tax purposes over a 15-year life.

Note 4 —Accounting Policy and Reclassifications
The accounting policies used in the preparation of this unaudited pro forma condensed combined financial information are those set out in Duckhorn’s financial statements as of and for the fiscal year ended July 31, 2023, and for the six months ended January 31, 2024. With the information currently available, Duckhorn has determined that no material adjustments are necessary to conform Sonoma-Cutrer’s financial statements to the accounting policies used by Duckhorn in the preparation of the unaudited pro forma condensed combined financial information.
Upon completion of the Merger, Duckhorn will perform a comprehensive review of Sonoma-Cutrer’s accounting policies. As a result of the review, Duckhorn may identify additional differences between the accounting policies of the two companies, which when conformed, could have a material impact on the unaudited pro forma condensed combined financial information.
Certain reclassification adjustments have been made to the unaudited pro forma condensed combined financial information to conform the presentation of Sonoma-Cutrer’s historical condensed combined statement of financial position and condensed combined statements of operations to Duckhorn’s historical financial statement presentation.
The unaudited pro forma condensed combined financial information may not reflect all reclassifications necessary to conform Sonoma-Cutrer’s financial statement presentation to that of Duckhorn’s due to limitations on the availability of information as of the date of this filing. Additional reclassification adjustments may be identified as more information becomes available.

Note 5 — Transaction Accounting Adjustments to Unaudited Pro Forma Condensed Combined Statement of Financial Position
a.	Reflects the drawdown on the Revolver and payment of estimated Cash Consideration at the closing of the Merger, (in thousands):
Borrowings from the Revolver	$50,000
Cash Consideration paid	(58,247)
Net adjustment to cash and cash equivalents	$(8,247)
b.
Reflects the estimated fair value of the assets acquired and liabilities assumed as included in Note 2, including the estimated deferred tax liability based on estimated statutory rate of 25.6%, as outlined in Note 6 (d), (in thousands):

Inventories	$32,050
Property and equipment, net	158,692
Intangible assets, net	15,914
Deferred income taxes	(52,885)
Net adjustment to acquired assets and assumed liabilities	$153,771
c.	Reflects the elimination of Sonoma-Cutrer's historical goodwill and the recognition of preliminary goodwill in connection with the Merger.
d.	Reflects the adjustment of Duckhorn’s accrued estimated transaction costs related to the Merger.
e.	Reflects the incremental borrowing of $50.0 million from the Revolver.
f.
Reflects the elimination of Sonoma-Cutrer’s historical equity balances in accordance with the acquisition method of accounting and the issuance of Duckhorn common stock as part of the Merger consideration (in thousands):

To reflect par value of Equity Consideration transferred in the Merger, net adjustment to common stock	$315
To reflect Equity Consideration transferred in the Merger, net adjustment to additional paid-in capital (“APIC”)	301,442
To record Duckhorn's estimated transaction expense at the closing of the Merger, net adjustment to retained earnings	(4,541)
To eliminate Sonoma-Cutrer's historical net parent investment, net adjustment to net parent investment	(167,997)
Net adjustment to stockholders’ equity	$129,219
Note 6 —Transaction Accounting Adjustments to Unaudited Pro Forma Condensed Combined Statements of Operations
a.
Reflects the adjustment to cost of sales associated with the estimated fair value step-up in value of inventories and property and equipment, and elimination of historical depreciation expenses related to cost of sales, (in thousands):

	Fiscal year ended July 31, 2023	Six months ended January 31, 2024
To reflect incremental cost of sales from inventory step-up	$10,690	$13,491
To eliminate historical depreciation expense	(5,145)	(2,573)
To reflect estimated depreciation expense upon step up in fair values	11,487	3,783
Net adjustment to cost of sales	$17,032	$14,701

b.
Reflects the adjustment to selling, general and administrative expenses for incremental depreciation expense associated with the estimated fair value step-up in value of property and equipment calculated by using the straight-line method, and estimated transaction costs related to the Merger, (in thousands):

	Fiscal year ended July 31, 2023	Six months ended January 31, 2024
Eliminate historical depreciation expense	$(150)	$(75)
To reflect estimated depreciation expense upon step up in fair values	384	88
To record Duckhorn's estimated transaction expenses at the closing of the Merger	4,541	—
Net adjustment to selling, general and administrative expense	$4,775	$13
c.
Reflects incremental interest expense of $3.2 million and $1.6 million for the fiscal year ended July 31, 2023 and six months ended January 31, 2024, respectively, associated with additional drawdown on the existing Revolver.

The interest expense adjustment is computed using an interest rate of 6.4% (interest rate in effect as of the assumed Closing Date) per annum, excluding amortization of debt issuance costs.
A sensitivity analysis has been performed on the interest rate to assess the effect of a hypothetical change in 12.5 basis points for the fiscal year ended July 31, 2024, and six months ended January 31, 2024. The following table shows the change in the interest expense, (in thousands):
Interest expense assuming:	Fiscal year ended July 31, 2023	Six months ended January 31, 2024
Increase of 0.125%	$3,273	$1,636
Decrease of 0.125%	$3,148	$1,574
d.
Deferred tax liabilities include incremental deferred tax liability on step up in fair values of assets acquired. The Company used a blended statutory income tax rate of approximately 25.6%, calculated on a pro forma basis, assuming the U.S. federal rate currently in effect of 21% and the state income tax rate. The applicable blended statutory tax rate used for the unaudited pro forma condensed combined financial information is an estimate and may differ from the actual effective tax rates in future periods subsequent to the Merger.

e.	Reflects the pro forma earnings per share computation:
The pro forma earnings per share of the combined company have been computed using the historical weighted average shares outstanding, and the issuance of additional shares in connection with the Merger, assuming the shares were outstanding since August 1, 2022 for the fiscal year ended July 31, 2023 and for the six months ended January 31, 2024.
(in thousands, except shares and per share amount)	Fiscal year ended July 31, 2023	Six months ended January 31, 2024
Numerator:
Pro forma net income attributable to common stockholders	$70,699	$32,445
Denominator:
Weighted average number of shares outstanding for Duckhorn basic per share calculation	115,233,324	115,358,242
Shares issued to Brown-Forman Corporation	31,531,532	31,531,532
Effect of dilutive potential shares:
Stock options	1,687	2,877
Restricted stock units	172,613	232,475
Adjusted weighted average shares outstanding for diluted per share calculation	146,939,156	147,125,126
Pro forma earnings per share:
Basic	$0.48	$0.22
Diluted	$0.48	$0.22